                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07874

                            JPMorgan Investment Trust
               (Exact name of registrant as specified in charter)

                                522 Fifth Avenue
                               New York, NY 10036
               (Address of principal executive offices) (Zip code)

                                Stephen M. Benham
                                522 Fifth Avenue
                               New York, NY 10036
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2005 to December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

[INSERT--JPMORGAN INVESTMENT TRUST ANNUAL REPORTS, DECEMBER 31, 2005]

                        ANNUAL REPORT DECEMBER 31, 2005







                                    JPMorgan
                                   Investment
                                      Trust




               JPMorgan Investment Trust Mid Cap Growth Portfolio








NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE                           [JPMORGAN LOGO]
This material must be preceded or accompanied by a current prospectus.          Asset Management


JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

TABLE OF CONTENTS


President's Letter .........................................    2

Portfolio Commentary .......................................    3

Schedule of Portfolio Investments ..........................    5

Statement of Assets and Liabilities ........................    8

Statement of Operations ....................................    9

Statement of Changes in Net Assets .........................   10

Financial Highlights .......................................   11

Notes to Financial Statements ..............................   12

Report of Independent Registered Public Accounting Firm.....   17

Trustees ...................................................   18

Officers ...................................................   20

Schedule of Shareholder Expenses ...........................   22

Board Approval of Investment Advisory Agreements............   23


HIGHLIGHTS

- The U.S. equity market overcame several challenges.

- FOMC raised rates at a measured pace.

- The outlook for equity markets is somewhat mixed.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively "Policies") offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans ("Eligible Plans"). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 2

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PRESIDENT'S LETTER (UNAUDITED)                                  JANUARY 10, 2006

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Investment Trust Mid Cap Growth Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2005, along with a report from the Portfolio Managers.

STOCKS PRODUCE MODEST GAINS
The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues. While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced positive returns during the year.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to control inflation. After five rate hikes in 2004, the FOMC raised rates eight additional times in 2005. All told, short-term rates moved to 4.25% by the end of the period. Despite these actions and the destruction inflicted by the Gulf Coast hurricanes, the U.S. economy continued to expand at a brisk pace in 2005. U.S. gross domestic product
(GDP) was 3.8% in the first quarter of the year. Higher oil prices, which surpassed $70 a barrel, were cited as a reason for a fall in GDP to 3.1% in the second quarter of 2005. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter. While the estimate for fourth-quarter GDP has not yet been released by the U.S. Department of Commerce, another gain cannot be ruled out.

MIXED STOCK PERFORMANCE
The broad stock market, as measured by the S&P 500 Index, returned 4.91% in the period. While there were hopes for another strong rally in the fourth quarter of the year -- similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively -- this did not come to pass in 2005. Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market's gains at the end of the year. Elsewhere during the year, mid-capitalization stocks generated superior returns, with the Russell Midcap Index gaining 12.65%. Large-capitalization stocks outperformed their small-capitalization counterparts in the period, as the Russell 1000 Index at 6.12% outperformed the Russell 2000 Index at 4.55%, respectively.

OUTLOOK
The outlook for equity markets is somewhat mixed. Positives include a solid economy, relatively lower oil prices and the possibility of the FOMC ending its interest rate hike campaign. On the other hand, corporate profits are expected to decelerate in 2006. In addition, should inflation increase, the FOMC may continue to raise rates. Given these uncertainties, investors should take a long-term approach with investments and maintain a diversified portfolio.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED)

Q: HOW DID THE PORTFOLIO PERFORM?
A. The JPMorgan Investment Trust Mid Cap Growth Portfolio, which seeks growth of capital and secondarily, current income by investing primarily in equity securities*, returned 11.09% in the 12 months ended December 31, 2005, compared to its benchmark, the Russell Midcap Growth Index, which returned 12.10% in the same period.

Q: WHY DID THE PORTFOLIO PERFORM IN THIS WAY?
A. The outlook for interest rates dominated U.S. equity market activity in 2005 as investors attempted to determine when Federal Reserve rate hikes would come to an end. Although there were bumps in the road, most particularly a slowdown in growth and rise in inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005. Equity markets also were supported by continued strength in corporate profits.

Despite posting a solid absolute return for the year, the Portfolio underperformed its benchmark, primarily due to stock selection in the consumer discretionary and information technology and sectors. At the individual stock level, VeriSign Inc. and FLIR Systems Inc. were large detractors to performance. FLIR Systems, a manufacturer of thermal imaging and infrared camera systems, reduced its full year outlook due to disappointing results in its imaging business and its European thermography division. FLIR Systems reduced its full year outlook as it did not expect to make up the third-quarter shortfall in earnings and revenue during the fourth quarter. VeriSign, an internet and telecommunication infrastructure provider, experienced decreasing sales in its ring tone business divisions sending the stock price lower.

The Portfolio was positively impacted by stock selection in the industrials and energy sectors. Individual holdings such as Omnicare Inc. and Grant Prideco, Inc. were among the top contributors for the year. Omnicare, a leading provider of pharmaceutical care for the elderly, acquired rival provider NeighborCare Inc. The transaction increases Omnicare's market share in the pharmaceutical care services industry, as well as produces cost-saving synergies that could lead to accelerated earnings growth. Grant Prideco, an international provider of energy exploration products, generated strong results throughout the year stemming from increased production and higher energy prices.

Q: HOW WAS THE PORTFOLIO MANAGED?
A. The Portfolio Manager's focus remains on stock selection, believing that quality companies, regardless of their economic sector, trading at attractive valuations will outperform in the long term. Our aim is designed to identify companies with predictable and durable business models that are deemed capable of achieving sustained growth. The Portfolio Manager sought to maintain significant sector diversification in the Portfolio to avoid any large allocations contingent on macroeconomic or sector trends.

Q: WHAT IS THE OUTLOOK FOR THE PORTFOLIO?
A. We will continue to focus on high quality companies with above-average growth rates and that are leaders in their industries. From a sector perspective, we are finding fewer opportunities in the industrial and cyclical areas and are cautious about consumer-related stocks. We have tempered our exposure to the energy sector. We continue to find interesting ideas in the technology and financial services sectors. We also are attracted to the business services sector in areas that may be less vulnerable to an economic slowdown.

PORTFOLIO COMPOSITION**
Information Technology.......................
                                               24.7%
Consumer Discretionary.......................
                                               20.8%
Industrials..................................
                                               14.1%
Health Care..................................
                                               13.9%
Financials...................................
                                               12.3%
Energy.......................................
                                               11.0%
Telecommunication Services...................
                                                1.0%
Other (less than 1.0%).......................
                                                1.8%
Short-Term Investments.......................
                                                0.8%
Investments of Cash Collateral for Securities
  Loaned.....................................
                                               18.9%
TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**
West Corp. ..................................
                                                2.3%
Amphenol Corp., Class A......................
                                                2.2%
Sherwin-Williams Co. ........................
                                                1.6%
Seagate Technology (Cayman Islands)..........
                                                1.5%
Polo Ralph Lauren Corp. .....................
                                                1.5%
J.B.Hunt Transport Services, Inc. ...........
                                                1.5%
Jabil Circuit, Inc. .........................
                                                1.5%
Zions Bancorp................................
                                                1.5%
Alliance Data Systems Corp. .................
                                                1.4%
Microchip Technology, Inc. ..................
                                                1.4%

--------------------------------------------------------------------------------

 * The manager seeks to achieve the stated objective. There can be no guarantee it will be achieved.
** Percentages indicated are based upon net assets as of December 31, 2005. The
   Portfolio's composition is subject to change.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 4

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED), CONTINUED

TEN YEAR PORTFOLIO PERFORMANCE

[GRAPH]                   Value of $10,000 Investment

                                                                              RUSSELL MIDCAP GROWTH       S&P MIDCAP 400/BARRA
                                                MID CAP GROWTH PORTFOLIO              INDEX                   GROWTH INDEX
                                                ------------------------      ---------------------       --------------------
12/95                                                     10000                        10000                       10000
12/96                                                     11567                      11754.1                     11643.4
12/97                                                     15015                      14403.6                     15168.5
12/98                                                     20843                      16976.4                     20455.7
12/99                                                     26142                      25684.4                     26333.8
12/00                                                     27655                      22667.1                     28745.3
12/01                                                     24710                      18099.4                     26454.8
12/02                                                     19736                      13139.1                     21382.3
12/03                                                     25094                        18751                     29186.4
12/04                                                     28261                      21653.5                     33275.3
12/05                                                     31395                      24273.4                     37742.1

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                                                                          AS OF
                                                                                                    DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
                                                                    INCEPTION DATE         1 YEAR         5 YEAR        10 YEAR
-------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Growth Portfolio                                              08/01/94            11.09%         2.57%          12.12%
-------------------------------------------------------------------------------------------------------------------------------

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Investment Trust Mid Cap Growth Portfolio, Russell Midcap Growth Index and the S&P Midcap 400/BARRA Growth Index. The performance of the Portfolio assumes reinvestment of all dividends. The performance of the indices does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P MidCap 400/BARRA Growth Index represents the performance of highest price-to-book securities in the S&P MidCap 400 Index. The Russell Midcap Growth Index measures the performance of mid cap companies with higher price-to-book ratios and higher forecasted growth values. The benchmark index for the Portfolio was changed effective May 1, 2005 from the S&P MidCap 400/BARRA Growth Index to the Russell Midcap Growth Index in order to better represent the investment policies for comparison purposes. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT ($)        SECURITY DESCRIPTION       VALUE ($)
------------   ----------------------------  ------------
LONG-TERM INVESTMENTS (99.6%):
COMMON STOCKS (99.6%):
Aerospace & Defense (1.5%):
    26,900     Precision Castparts
                 Corp. ....................     1,393,689
    27,900     Rockwell Collins, Inc. .....     1,296,513
                                             ------------
                                                2,690,202
                                             ------------
Air Freight & Logistics (0.9%):
    43,300     C.H. Robinson Worldwide,
                 Inc. .....................     1,603,399
                                             ------------
 Airlines (0.9%):
   106,000     Southwest Airlines, Co. ....     1,741,580
                                             ------------
Biotechnology (2.5%):
    23,650     Invitrogen Corp. (a) (c)....     1,576,036
    47,700     MedImmune, Inc. (a).........     1,670,454
    48,350     Protein Design Labs, Inc.
                 (a).......................     1,374,107
                                             ------------
                                                4,620,597
                                             ------------
Capital Markets (3.3%):
    19,200     Affiliated Managers Group,
                 Inc. (a) (c)..............     1,540,800
    54,200     Ameritrade Holding Corp.
                 (a).......................     1,300,800
    44,400     Federated Investors, Inc.,
                 Class B (c)...............     1,644,576
    22,400     T. Rowe Price Group,
                 Inc. .....................     1,613,472
                                             ------------
                                                6,099,648
                                             ------------
Chemicals (0.9%):
    86,100     Rockwood Holdings, Inc.
                 (a).......................     1,698,753
                                             ------------
Commercial Banks (3.8%):
    74,750     Commerce Bancorp, Inc.
                 (c).......................     2,572,148
    43,400     East-West Bancorp, Inc.
                 (c).......................     1,583,666
    36,650     Zions Bancorp...............     2,769,274
                                             ------------
                                                6,925,088
                                             ------------
Commercial Services & Supplies (3.2%):
    29,400     HNI Corp.(c)................     1,614,942
   101,600     West Corp. (a)..............     4,282,440
                                             ------------
                                                5,897,382
                                             ------------
Communications Equipment (0.1%):
     9,250     Adtran, Inc. ...............       275,095
                                             ------------
Computers & Peripherals (4.1%):
    56,150     NCR Corp. (a)...............     1,905,731
    52,450     Network Appliance, Inc.
                 (a).......................     1,416,150
   142,900     Seagate Technology (Cayman
                 Islands) (a) (c)..........     2,856,571
   321,300     Sun Microsystems, Inc.
                 (a).......................     1,346,247
                                             ------------
                                                7,524,699
                                             ------------
Construction & Engineering (0.8%):
    20,860     Jacobs Engineering Group,
                 Inc. (a)..................     1,415,768
                                             ------------
Consumer Finance (0.8%):
    54,200     AmeriCredit Corp. (a) (c)...     1,389,146
                                             ------------

   SHARES
     OR
 PRINCIPAL
 AMOUNT ($)        SECURITY DESCRIPTION       VALUE ($)
------------   ----------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Diversified Financial Services (2.5%):
    45,100     CIT Group, Inc. ............     2,335,278
    73,037     Lazard Ltd., (Bermuda) Class
                 A.........................     2,329,880
                                             ------------
                                                4,665,158
                                             ------------
Electrical Equipment (0.7%):
    31,350     Ametek, Inc. ...............     1,333,629
                                             ------------
Electronic Equipment & Instruments (4.3%):
    92,400     Amphenol Corp., Class A.....     4,089,624
    49,800     FLIR Systems, Inc. (a)
                 (c).......................     1,112,034
    75,650     Jabil Circuit, Inc. (a).....     2,805,858
                                             ------------
                                                8,007,516
                                             ------------
Energy Equipment & Services (6.1%):
    50,550     BJ Services Co. (c).........     1,853,668
    56,300     ENSCO International,
                 Inc. .....................     2,496,905
    50,700     Grant Prideco, Inc. (a)
                 (c).......................     2,236,884
    28,450     National Oilwell Varco, Inc.
                 (a).......................     1,783,815
    23,600     Noble Corp. ................     1,664,744
    27,750     Tidewater, Inc. (c).........     1,233,765
                                             ------------
                                               11,269,781
                                             ------------
Health Care Equipment & Supplies (1.7%):
    16,500     Bausch & Lomb, Inc. ........     1,120,350
    35,750     Mentor Corp. (c)............     1,647,360
     4,850     Millipore Corp. (a) (c).....       320,294
                                             ------------
                                                3,088,004
                                             ------------
Health Care Providers & Services (6.5%):
    19,200     Aetna, Inc. ................     1,810,752
    30,261     Caremark Rx, Inc. (a).......     1,567,217
    32,132     Coventry Health Care, Inc.
                 (a).......................     1,830,239
    50,350     DaVita, Inc. (a)............     2,549,724
    37,300     LifePoint Hospitals, Inc.
                 (a).......................     1,398,750
    30,800     McKesson Corp. .............     1,588,972
    22,200     Medco Health Solutions, Inc.
                 (a).......................     1,238,760
                                             ------------
                                               11,984,414
                                             ------------
Hotels, Restaurants & Leisure (6.7%):
    22,800     Four Seasons Hotels, Inc.
                 (Canada) (c)..............     1,134,300
    21,181     Harrah's Entertainment,
                 Inc. .....................     1,509,993
    25,800     Panera Bread Co., Class A
                 (a) (c)...................     1,694,544
    51,550     Royal Caribbean Cruises
                 Ltd. .....................     2,322,843
    72,200     Scientific Games Corp.,
                 Class A (a) (c)...........     1,969,616
    44,400     Sonic Corp. (a) (c).........     1,309,800
    18,450     Station Casinos, Inc. ......     1,250,910
    21,550     Wynn Resorts Ltd. (a) (c)...     1,182,018
                                             ------------
                                               12,374,024
                                             ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT ($)        SECURITY DESCRIPTION       VALUE ($)
------------   ----------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Household Durables (1.2%):
    34,100     D.R. Horton, Inc. (c).......     1,218,393
    27,250     Toll Brothers, Inc. (a).....       943,940
                                             ------------
                                                2,162,333
                                             ------------
Household Products (0.9%):
    32,850     Energizer Holdings, Inc. (a)
                 (c).......................     1,635,602
                                             ------------
Insurance (1.9%):
    19,200     Everest Re Group Ltd.
                 (Bermuda).................     1,926,720
    55,300     HCC Insurance Holdings,
                 Inc. .....................     1,641,304
                                             ------------
                                                3,568,024
                                             ------------
Internet Software & Services (2.6%):
    96,000     McAfee, Inc. (a)............     2,604,480
    52,700     ValueClick, Inc. (a) (c)....       954,397
    58,050     VeriSign, Inc. (a)..........     1,272,456
                                             ------------
                                                4,831,333
                                             ------------
IT Services (1.4%):
    74,650     Alliance Data Systems Corp.
                 (a) (c)...................     2,657,540
                                             ------------
Machinery (2.3%):
    22,000     Harsco Corp. ...............     1,485,220
    13,700     ITT Industries, Inc. .......     1,408,634
    31,200     Oshkosh Truck Corp. (c).....     1,391,208
                                             ------------
                                                4,285,062
                                             ------------
Media (3.7%):
    15,850     Getty Images, Inc. (a)
                 (c).......................     1,414,930
    21,900     R.H. Donnelley Corp. (a)....     1,349,478
    88,450     Regal Entertainment Group,
                 Class A (c)...............     1,682,319
    35,550     Rogers Communications, Inc.
                 (Canada), Class B.........     1,502,343
    33,650     XM Satellite Radio Holdings,
                 Inc., Class A (a) (c).....       917,972
                                             ------------
                                                6,867,042
                                             ------------
Oil, Gas & Consumable Fuels (4.9%):
    34,900     Consol Energy, Inc. ........     2,274,782
    17,500     EOG Resources, Inc. ........     1,283,975
    28,200     Newfield Exploration Co. (a)
                 (c).......................     1,411,974
    49,300     Range Resources Corp. ......     1,298,562
    35,750     Southwestern Energy Co.
                 (a).......................     1,284,855
    27,250     Talisman Energy, Inc.
                 (Canada)..................     1,440,980
                                             ------------
                                                8,995,128
                                             ------------
Pharmaceuticals (3.2%):
     9,100     Allergan, Inc. (c)..........       982,436
    24,300     Barr Pharmaceuticals, Inc.
                 (a).......................     1,513,647
    44,750     Omnicare, Inc. (c)..........     2,560,595
    16,180     Sepracor, Inc. (a) (c)......       834,888
                                             ------------
                                                5,891,566
                                             ------------

   SHARES
     OR
 PRINCIPAL
 AMOUNT ($)        SECURITY DESCRIPTION       VALUE ($)
------------   ----------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Road & Rail (2.9%):
   124,100     J.B. Hunt Transport
                 Services, Inc. (c)........     2,809,624
    56,000     Norfolk Southern Corp. .....     2,510,480
                                             ------------
                                                5,320,104
                                             ------------
Semiconductors & Semiconductor Equipment (6.9%):
    31,300     Broadcom Corp., Class A
                 (a).......................     1,475,795
    34,500     KLA-Tencor Corp. ...........     1,701,885
    62,010     Lam Research Corp. (a)......     2,212,517
    37,300     Linear Technology Corp. ....     1,345,411
    31,350     Marvell Technology Group
                 Ltd. (Bermuda) (a)........     1,758,421
    81,665     Microchip Technology,
                 Inc. .....................     2,625,530
    42,850     Nvidia Corp. (a)............     1,566,596
                                             ------------
                                               12,686,155
                                             ------------
Software (5.3%):
    58,750     Adobe Systems, Inc. ........     2,171,400
    71,050     Citrix Systems, Inc. (a)....     2,044,819
    55,500     Computer Associates
                 International, Inc. ......     1,564,545
   133,800     Compuware Corp. (a) (c).....     1,200,186
    29,900     NAVTEQ Corp. (a)............     1,311,713
    43,700     Salesforce.com, Inc. (a)
                 (c).......................     1,400,585
                                             ------------
                                                9,693,248
                                             ------------
Specialty Retail (7.7%):
    21,500     AnnTaylor Stores Corp. (a)
                 (c).......................       742,180
    69,700     Bed Bath & Beyond, Inc.
                 (a).......................     2,519,655
   108,300     Circuit City Stores,
                 Inc. .....................     2,446,497
    49,300     Men's Wearhouse, Inc. (a)...     1,451,392
    88,750     Ross Stores, Inc. ..........     2,564,875
    63,450     Sherwin-Williams Co.
                 (The).....................     2,881,899
    30,500     Weight Watchers
                 International, Inc. (a)
                 (c).......................     1,507,615
                                             ------------
                                               14,114,113
                                             ------------
Textiles, Apparel & Luxury Goods (1.5%):
    50,250     Polo Ralph Lauren Corp. ....     2,821,035
                                             ------------
Trading Companies & Distributors (0.9%):
    44,360     Fastenal Co. (c)............     1,738,468
                                             ------------
Wireless Telecommunication Services (1.0%):
    40,900     NII Holdings, Inc. (a)......     1,786,512
                                             ------------
  Total Common Stocks
  (Cost $159,196,969)                         183,657,148
                                             ------------
SHORT-TERM INVESTMENT (0.8%):
INVESTMENT COMPANY (0.8%):
 1,517,113     JPMorgan Liquid Assets
                 Money Market Fund (b) (m)
                 (Cost $1,517,113)              1,517,113
                                             ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT ($)        SECURITY DESCRIPTION       VALUE ($)
------------   ----------------------------  ------------
 INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED
 (18.9%):
Cash Deposits (1.5%):
 1,000,000     Credit Suisse First Boston,
                 FRN, 4.27%, 10/17/06......     1,000,000
 1,799,974     Wells Fargo Bank San
                 Francisco, 4.30%,
                 01/27/06..................     1,799,974
                                             ------------
                                                2,799,974
                                             ------------
Commercial Paper (0.2%):
   393,665     Sigma Finance, Inc., FRN,
                 4.41%, 02/27/06...........       393,665
                                             ------------
Corporate Notes (3.5%):
 1,000,000     Bank of America, FRN, 4.31%,
                 11/07/06..................     1,000,000
   262,439     CC USA, Inc., FRN, 4.42%,
                 02/17/06..................       262,439
 1,000,000     CDC Financial Products Inc.,
                 FRN, 4.35%, 01/30/06......     1,000,000
 1,400,000     Citigroup Global Markets
                 Holding Inc., FRN, 4.32%,
                 01/06/06..................     1,400,000
   262,487     Citigroup Global Markets
                 Holding, Inc., FRN, 4.59%,
                 12/12/06..................       262,487
 1,000,068     K2(USA) LLC, FRN, 4.35%,
                 02/15/06..................     1,000,068
 1,002,818     Links Finance LLC, FRN,
                 4.29%, 10/06/06...........     1,002,818
   486,577     MBIA Global Funding LLC,
                 FRN, 4.48%, 01/26/07......       486,577
                                             ------------
                                                6,414,389
                                             ------------
Repurchase Agreements (13.7%):
 1,285,174     Banc of America Securities
                 LLC, 4.26%, dated 12/30/05
                 due 01/03/06, repurchase
                 price $1,285,782,
                 collateralized by U.S.
                 Government Agency
                 Mortgages.................     1,285,174

   SHARES
     OR
 PRINCIPAL
 AMOUNT ($)        SECURITY DESCRIPTION       VALUE ($)
------------   ----------------------------  ------------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements, continued:
 6,000,000     Barclays Capital, 4.28%,
                 dated 12/30/05 due
                 01/03/06, repurchase price
                 $6,002,853, collateralized
                 by U.S. Government Agency
                 Mortgages.................     6,000,000
 6,000,000     Lehman Brothers Inc., 4.26%,
                 dated 12/30/05 due
                 01/03/06, repurchase price
                 $6,002,840, collateralized
                 by U.S. Government Agency
                 Mortgages.................     6,000,000
 6,000,000     Morgan Stanley, 4.27%, dated
                 12/30/05 due 01/03/06,
                 repurchase price
                 $6,002,847, collateralized
                 by U.S. Government Agency
                 Mortgages.................     6,000,000
 6,000,000     UBS Securities LLC, 4.26%,
                 dated 12/31/05 due
                 01/03/06, repurchase price
                 $6,002,840, collateralized
                 by U.S. Government Agency
                 Mortgages.................     6,000,000
                                             ------------
                                               25,285,174
                                             ------------
  Total Investments of Cash Collateral for
  Securities Loaned (Cost $34,893,202)         34,893,202
                                             ------------
Total Investments (119.3%):
  (Cost $195,607,284)                         220,067,463
OTHER LIABILITIES IN EXCESS OF ASSETS
  ((19.3)%):                                  (35,593,534)
                                             ------------
NET ASSETS (100.0%):                         $184,473,929
                                             ============

------------
Percentages indicated are based on net assets.

Abbreviations:

(a) Non-income producing security.

(b) Investment in affiliate. Money market fund registered under the investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c) Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m) All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

FRN Floating Rate Note. The rate shown is the rate in effect as of December 31, 2005.

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 8

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2005

ASSETS:
Investments in non-affiliates, at value.....................   $193,265,176
Investments in affiliates, at value.........................      1,517,113
Repurchase agreements, at value.............................     25,285,174
                                                               ------------
Total investment securities, at value.......................    220,067,463
Cash........................................................          3,519
Receivables:
  Investment securities sold................................        496,499
  Portfolio shares sold.....................................        130,176
  Interest and dividends....................................         53,604
                                                               ------------
Total Assets................................................    220,751,261
                                                               ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................        132,657
  Collateral for securities lending program.................     34,893,202
  Portfolio shares redeemed.................................      1,097,795
Accrued liabilities:
  Investment advisory fees..................................        103,753
  Administration fees.......................................         23,889
  Custodian fees............................................          4,463
  Other.....................................................         21,573
                                                               ------------
Total liabilities...........................................     36,277,332
                                                               ------------
NET ASSETS..................................................   $184,473,929
                                                               ============
NET ASSETS:
Paid in capital.............................................   $155,002,087
Accumulated undistributed (distributions in excess of) net
  investment income.........................................         (7,097)
Accumulated net realized gains (losses) from investments....      5,018,760
Net unrealized appreciation (depreciation) from
  investments...............................................     24,460,179
                                                               ------------
Net Assets..................................................   $184,473,929
                                                               ============
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)...........      9,399,442
Net asset value, offering and redemption price per share
  (unlimited amount authorized, no par value)...............   $      19.63
Cost of investments.........................................   $195,607,284
Market value of securities on loan..........................   $ 34,000,074

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividend income.............................................   $    843,460
Dividend income from affiliates (a).........................         79,094
Income from securities lending (net)........................         48,214
Foreign taxes withheld......................................         (1,122)
                                                               ------------
Total investment income.....................................        969,646
                                                               ------------
EXPENSES:
Investment advisory fees....................................      1,220,851
Administration fees.........................................        276,251
Custodian fees..............................................         22,742
Professional fees...........................................         37,917
Trustees' fees..............................................            426
Transfer agent fees.........................................         45,202
Other.......................................................         44,127
                                                               ------------
Total expenses..............................................      1,647,516
                                                               ------------
Less earnings credits.......................................           (454)
                                                               ------------
  Net expenses..............................................      1,647,062
                                                               ------------
Net investment income (loss)................................       (677,416)
                                                               ------------
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments.....................   $ 34,053,459
Change in net unrealized appreciation (depreciation) of
  investments...............................................    (13,975,622)
                                                               ------------
Net realized/unrealized gains (losses)......................     20,077,837
                                                               ------------
Change in net assets resulting from operations..............   $ 19,400,421
                                                               ============
(a) Includes reimbursements of investment advisory and
  administration fees.......................................   $     11,514
                                                               ------------

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 10

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income (loss)..............................  $   (677,416)   $   (661,726)
  Net realized gain (loss) on investments...................    34,053,459      20,330,933
  Change in net unrealized appreciation (depreciation) of
    investments.............................................   (13,975,622)      3,093,831
                                                              ------------    ------------
Change in net assets resulting from operations..............    19,400,421      22,763,038
                                                              ------------    ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    13,158,822       9,315,229
  Cost of shares redeemed...................................   (44,927,766)    (30,841,984)
                                                              ------------    ------------
Change in net assets from capital transactions..............   (31,768,944)    (21,526,755)
                                                              ------------    ------------
NET ASSETS:
  Change in net assets......................................   (12,368,523)      1,236,283
  Beginning of period.......................................   196,842,452     195,606,169
                                                              ------------    ------------
  End of period.............................................  $184,473,929    $196,842,452
                                                              ============    ============
Accumulated undistributed (distributions in excess of) net
  investment income.........................................  $     (7,097)   $     (6,783)
                                                              ============    ============
SHARE TRANSACTIONS:
  Issued....................................................       727,008         567,316
  Redeemed..................................................    (2,464,580)     (1,897,752)
                                                              ------------    ------------
Change in shares............................................    (1,737,572)     (1,330,436)
                                                              ============    ============

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2002           2001
                                          ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD....    $  17.67       $  15.69       $  12.34       $  15.45       $  21.23
                                            --------       --------       --------       --------       --------
INVESTMENT OPERATIONS:
  Net investment income (loss)..........       (0.07)         (0.06)         (0.04)         (0.05)         (0.06)
  Net realized and unrealized gains
    (losses) on investments.............        2.03           2.04           3.39          (3.06)         (2.53)
                                            --------       --------       --------       --------       --------
    Total from investment operations....        1.96           1.98           3.35          (3.11)         (2.59)
                                            --------       --------       --------       --------       --------
DISTRIBUTIONS:
  Net realized gains....................          --             --             --             --          (3.19)
                                            --------       --------       --------       --------       --------
    Total distributions.................          --             --             --             --          (3.19)
                                            --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD..........    $  19.63       $  17.67       $  15.69       $  12.34       $  15.45
                                            ========       ========       ========       ========       ========
TOTAL RETURN............................       11.09%         12.62%         27.15%        (20.13)%       (10.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)........    $184,474       $196,842       $195,606       $144,108       $192,708
Ratios to average net assets:
  Net expenses..........................        0.88%          0.85%          0.84%          0.83%          0.82%
  Net investment income (loss)..........       (0.36)%        (0.35)%        (0.27)%        (0.37)%        (0.37)
  Expenses without waivers
    reimbursements and earnings
    credits.............................        0.88%          0.86%          0.86%          0.85%          0.83%
PORTFOLIO TURNOVER RATE.................         113%            74%            69%            76%            92%

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 12

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   JPMorgan Investment Trust (formerly One Group Investment Trust) (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The Mid Cap Growth Portfolio is a separate Portfolio of the Trust (the "Portfolio").

   Effective May 1, 2005, the Board of Trustees approved the name change from One Group Investment Trust Mid Cap Growth Portfolio to JPMorgan Investment Trust Mid Cap Growth Portfolio.

   Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS

     Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Portfolio's adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

     B. REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

     C. SECURITIES LENDING

     To generate additional income, the Portfolio may lend up to 33 1/3% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (collectively, U.S. government securities"). JPMorgan Chase Bank, N.A. ("JPMCB"), an

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     affiliate of the Portfolio, serves as lending agent to the Portfolio pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending Agreement"). The Securities Lending Agreement was effective with respect to the Mid Cap Growth Portfolio on October 18, 2004 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005.

     Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for use of the cash collateral. For loans secured by US government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and fees) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

     Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to
     (i) 0.06%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 0.1142%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period from the effective date of the Agreement through December 31, 2005, JPMCB voluntarily reduced its fees to: (i) 0.05% for each Loan of U.S. Securities and (ii) 0.10% for each Loan of non-U.S. Securities, respectively.

     As of December 31, 2005, the Portfolio had securities with the following market values on loan, received the following collateral for the period then ended and paid the following amounts to related party affiliates:

 LENDING     MARKET      MARKET VALUE
  AGENT     VALUE OF      OF LOANED
FEES PAID  COLLATERAL     SECURITIES
---------  -----------   ------------
  $16,475  $34,893,202   $34,000,074

     Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio for any losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

     E. ALLOCATION OF EXPENSES

     Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

     F. FEDERAL INCOME TAXES

     The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 14

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

     G. FOREIGN TAXES

     The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

     H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts:

                                     ACCUMULATED
                    ACCUMULATED          NET
                  UNDISTRIBUTED/      REALIZED
                 (OVERDISTRIBUTED)   GAIN (LOSS)
                  NET INVESTMENT         ON
PAID-IN-CAPITAL       INCOME         INVESTMENTS
---------------  -----------------   -----------
     $(677,102)      $677,102             --

     The reclassification for the Portfolio relates primarily to the tax treatment of net operating losses.

     The Portfolio may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE

     Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the "Advisor") (formerly known as Banc One Investment Advisors Corporation) acts as the investment advisor to the Portfolio. The Advisor is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio's average daily net assets at an annual fee rate of 0.65%.

     The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administrative fees are waived and/or reimbursed to the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio's investment in an affiliated money market fund.

     B. ADMINISTRATION FEE

     Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator") (formerly One Group Administrative Services, Inc.), an indirect, wholly-owned subsidiary of JPMorgan provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

     JPMCB provides portfolio fund accounting services for the Portfolio and receives a portion of the fees payable to the Administrator.

     Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS") began serving as the Portfolio's Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Portfolio's Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     C. DISTRIBUTION FEES

     Effective May 1, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ("the Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trust's exclusive underwriter and promotes and arranges for the sale of the Portfolio's shares. The Distributor receives no compensation in its capacity as the Portfolio's underwriter.

     D. CUSTODIAN FEES

     JPMCB provides portfolio custody services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody services are included in custodian fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

     E. WAIVERS AND REIMBURSEMENTS

     The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed the 0.98% of the Portfolio's average daily net assets.

     The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The expense limitation percentage above is in place until at least April 30, 2006.

     F. OTHER

     Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Portfolio for serving in their respective roles.

     The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

     During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

     The Portfolio may use related party brokers/dealers. For the year ended December 31, 2005, the Portfolio did not incur brokerage commissions with brokers/dealers affiliated with the Advisor.

     The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

   During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows:

   PURCHASES                       SALES
   (EXCLUDING                    (EXCLUDING
U.S. GOVERNMENT)              U.S. GOVERNMENT)
----------------              ----------------
  $209,459,276                  $235,636,105

5. FEDERAL INCOME TAX MATTERS

   For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows:

                  GROSS          GROSS       NET UNREALIZED
 AGGREGATE      UNREALIZED     UNREALIZED     APPRECIATION
    COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
------------   ------------   ------------   --------------
$195,984,130   $29,583,958    $(5,500,625)    $24,083,333

     The difference between book and tax basis unrealized appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 16

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   As of December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows :

                       CURRENT
                    DISTRIBUTABLE
                      LONG-TERM
     CURRENT       CAPITAL GAIN OR
  DISTRIBUTABLE       TAX BASIS         UNREALIZED
    ORDINARY        CAPITAL LOSS       APPRECIATION
     INCOME           CARRYOVER       (DEPRECIATION)
  -------------    ---------------    --------------
       $--           $5,395,608         $24,083,333

   The cumulative timing differences primarily consist of wash sale loss deferrals and deferred compensation.

   During the year ended December 31, 2005, the Portfolio utilized capital loss carryovers of $28,680,248.

6. BORROWINGS

   Effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

   As of December 31, 2005, the Portfolio had no outstanding borrowings from the unsecured uncommitted credit facility.

7. CONCENTRATIONS AND INDEMNIFICATIONS

   In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote. From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Investment Trust Mid Cap Growth Portfolio, formerly One Group Investment Trust Mid Cap Growth Portfolio (a Portfolio of JPMorgan Investment Trust hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2006

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 18

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED)

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO                    DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong       Retired; Vice President &                118           None.
(1941); Trustee            Treasurer of Ingersoll-Rand
since 2005; Trustee of     Company (manufacturer of
JPMorgan Funds since       industrial equipment)
1987.                      (1972-2000).


Roland R. Eppley, Jr.      Retired; President & Chief               118           None.
(1932); Trustee            Executive Officer, Eastern
since 2005; Trustee of     States Bankcard (1971-1988).
JPMorgan Funds since
1989.


John F. Finn               President and Chief Executive            117*          Director, Cardinal Health, Inc
(1947); Trustee            Officer of Gardner, Inc.                               (CAH) (1994-present); Director,
since 1998.                (wholesale distributor to                              The Crane Group (2003-present);
                           outdoor power equipment                                Chairman, The Columbus
                           industry) (1979-present).                              Association for the Performing
                                                                                  Arts (CAPA) (2003-present).


Dr. Matthew Goldstein      Chancellor of the City                   118           Director, Albert Einstein
(1941); Trustee            University of New York                                 School of Medicine
since 2005; Trustee of     (1999-present); President,                             (1998-present); Director of New
JPMorgan Funds since       Adelphi University (New York)                          Plan Excel Realty Trust, Inc.
2003.                      (1998-1999).                                           (real estate investment trust)
                                                                                  (2000- present); Director of
                                                                                  Lincoln Center Institute for
                                                                                  the Arts in Education
                                                                                  (1999-present).


Robert J. Higgins          Retired; Director of                     118           None.
(1945);                    Administration of the State of
Trustee since 2005;        Rhode Island (2003-2004);
Trustee of JPMorgan        President - Consumer Banking
Funds since 2002.          and Investment Services, Fleet
                           Boston Financial (1971-2001).


Peter C. Marshall          Self-employed business                   117*          None.
(1942); Trustee since      consultant (2002-present);
1994.                      Senior Vice President, W.D.
                           Hoard, Inc. (corporate parent
                           of DCI Marketing, Inc.)
                           (2000-2002); President, DCI
                           Marketing, Inc. (1992-2000).


Marilyn McCoy              Vice President of                        117*          Trustee, Mather LifeWays (1994-
(1948); Trustee since      Administration and Planning,                           present); Trustee, Carleton
1999.                      Northwestern University                                College (2003-present).
                           (1985-present).


William G. Morton, Jr.     Retired; Chairman Emeritus               118           Director of Radio Shack
(1937); Trustee since      (2001-2002), and Chairman and                          Corporation (electronics)
2005; Trustee of           Chief Executive Officer, Boston                        (1987-present); Director of The
JPMorgan Funds since       Stock Exchange (1985-2001).                            National Football Foundation
2003.                                                                             and College Hall of Fame (1994-
                                                                                  present); Trustee of the
                                                                                  Stratton Mountain School
                                                                                  (2001-present).


Robert A. Oden, Jr.        President, Carleton College              117*          Director, American University
(1946); Trustee since      (2002-present); President,                             in Cairo.
1997.                      Kenyon College (1995-2002).


JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED), CONTINUED

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO                    DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
Fergus Reid, III (1932);   Chairman of Lumelite                     118           Trustee of Morgan Stanley Funds
Trustee (Chairman) since   Corporation (plastics                                  (198 portfolios)
2005; Trustee of           manufacturing) (2003- present);                        (1995-present).
JPMorgan Funds since       Chairman and Chief Executive
1987.                      Officer of Lumelite Corporation
                           (1985-2002).


Frederick W. Ruebeck       Advisor, Jerome P. Green &               117*          Director, AMS Group (2001-
(1939); Trustee since      Associates, LLC (broker-dealer)                        present); Trustee, Wabash
1994.                      (2002-present); Chief                                  College (1988-present);
                           Investment Officer, Wabash                             Chairman, Indianapolis Symphony
                           College (2004-present);                                Orchestra Foundation
                           self-employed consultant                               (1994-present).
                           (January 2000-present);
                           Director of Investments, Eli
                           Lilly and Company (1988-1999).


James J. Schonbachler      Retired; Managing Director of            118           None.
(1943); Trustee since      Bankers Trust Company
2005; Trustee of           (financial services)
JPMorgan Funds since       (1968-1998).
2001.

INTERESTED TRUSTEE


Leonard M. Spalding,       Retired; Chief Executive                 118           Director, Glenview Trust
Jr.** (1935); Trustee      Officer of Chase Mutual Funds                          Company, LLC (2001-present);
since 2005; Trustee of     (investment company)                                   Trustee, St. Catherine College
JPMorgan Funds since       (1989-1998); President & Chief                         (1998-present); Trustee,
1998.                      Executive Officer of Vista                             Bellarmine University (2000-
                           Capital Management (investment                         present); Director,
                           management) (1990-1998); Chief                         Springfield- Washington County
                           Investment Executive of Chase                          Economic Development Authority
                           Manhattan Private Bank                                 (1997- present); Trustee,
                           (investment management)                                Marion and Washington County,
                           (1990-1998).                                           Kentucky Airport Board
                                                                                  (1998-present); Trustee,
                                                                                  Catholic Education Foundation
                                                                                  (2005-present).

------------

(1)   A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan
      Funds Complex for which the Board of Trustees oversees includes nine registered investment companies (118 funds) as of December 31, 2005.
  *   This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds) as of December 31, 2005.
 **   Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 20

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED)

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO (SINCE)                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
George C.W. Gatch (1962),      Managing Director of JPMorgan Investment Management Inc.;
President (2004)               Director and President, JPMorgan Distribution Services, Inc.
                               and JPMorgan Funds Management, Inc. since 2005; Mr. Gatch is
                               CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo
                               Bank, as well as positions in business management, marketing and sales.


Robert L. Young (1963),        Director and Vice President of JPMorgan Distribution
Senior Vice President          Services, Inc. and JPMorgan Funds Management, Inc.; Chief
(2004)*                        Operating Officer, JPMorgan Funds since 2005, and One Group
                               Mutual Funds from 2001 until 2005. Mr. Young was Vice
                               President and Treasurer, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services) and Vice
                               President and Treasurer, JPMorgan Distribution Services,
                               Inc. (formerly One Group Dealer Services, Inc.) from 1999 to
                               2005.


Patricia A. Maleski (1960),    Vice President, JPMorgan Funds Management, Inc.; previously,
Vice President and Chief       Treasurer, JPMorgan Funds and Head of Funds Administration
Administrative Officer         and Board Liaison. Ms. Maleski was the Vice President of
(2004)                         Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan
                               Funds, prior to joining J.P. Morgan Chase & Co. in 2001.


Stephanie J. Dorsey (1969),    Vice President, JPMorgan Funds Management, Inc.; Director of
Treasurer (2004)*              Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services), from 2004 to
                               2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly
                               Bank One Corporation) from 2003 to 2004; prior to joining
                               Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.


Stephen M. Ungerman (1953),    Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman
Senior Vice President, Chief   was head of Fund Administration - Pooled Vehicles from 2000
Compliance Officer (2004)      to 2004. Mr. Ungerman held a number of positions in
                               Prudential Financial's asset management business prior to
                               2000.


Paul L. Gulinello (1950),      Vice President and Anti Money Laundering Compliance Officer
AML Compliance Officer         for JPMorgan Asset Management Americas, additionally
(2005)                         responsible for personal trading and compliance testing
                               since 2004; Treasury Services Operating Risk Management and
                               Compliance Executive supporting all JPMorgan Treasury
                               Services business units from July 2000 to 2004.


Stephen M. Benham (1959),      Vice President and Assistant General Counsel, JPMorgan Chase
Secretary (2005)               & Co. since 2004; Vice President (Legal Advisory) of Merrill
                               Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to
                               2000.


Elizabeth A. Davin (1964),     Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2004)*    & Co. since 2005; Senior Counsel, JPMorgan Chase & Co.
                               (formerly Bank One Corporation) from 2004-2005; Assistant
                               General Counsel and Associate General Counsel and Vice
                               President, Gartmore Global Investments, Inc. from 1999 to
                               2004.


Jessica K. Ditullio (1962),    Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2000)*    & Co. since 2005; Ms. Ditullio has served as an attorney
                               with various titles for JPMorgan Chase & Co. (formerly Bank
                               One Corporation) since 1990.


Nancy E. Fields (1949),        Vice President, JPMorgan Funds Management, Inc. and JPMorgan
Assistant Secretary (2000)*    Distribution Services, Inc.; from 1999-2005, Director,
                               Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services, Inc.) and
                               Senior Project Manager, Mutual Funds, JPMorgan Distribution
                               Services, Inc. (formerly One Group Dealer Services, Inc.).


Ellen W. O'Brien (1957),       Assistant Vice President, JPMorgan Investor Services, Co.,
Assistant Secretary (2005)**   responsible for Blue Sky registration; Ms. O'Brien has
                               served in this capacity since joining the firm in 1991.


Suzanne E. Cioffi (1967),      Vice President, JPMorgan Funds Management, Inc., responsible
Assistant Treasurer (2005)     for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration
                               conversion projects during the past five years.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED), CONTINUED

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO (SINCE)                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------


Christopher D. Walsh (1965),   Vice President, JPMorgan Funds Management, Inc., Mr. Walsh
Assistant Treasurer (2004)     has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the
                               mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual
                               Fund Administration at Prudential Investments from 1996 to
                               2000.

Arthur A. Jensen (1966),       Vice President, JPMorgan Funds Management, Inc. since April
Assistant Treasurer (2005)*    2005; formerly, Vice President of Financial Services of
                               BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting
                               Supervisor at Allstate Insurance Company prior to 2001.


------------

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

 * The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA
   02108.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 22

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
AS OF DECEMBER 31, 2005

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

ACTUAL EXPENSES

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies or Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                                     EXPENSES PAID
                                              BEGINNING            ENDING            DURING PERIOD      ANNUALIZED
                                            ACCOUNT VALUE,     ACCOUNT VALUE,       JULY 1, 2005 TO      EXPENSE
                                             JULY 1, 2005     DECEMBER 31, 2005    DECEMBER 31, 2005      RATIO
                                            --------------    -----------------    -----------------    ----------
Actual ...................................    $1,000.00           $1,076.80              $4.71             0.90%
Hypothetical .............................    $1,000.00           $1,020.67              $4.58             0.90%

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein ("Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Portfolio's management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio's performance against the Portfolio's peers and benchmarks and analyses by the Adviser of the Portfolio's performance. In addition, with respect to all funds, except the money market funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio's expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF"), an affiliate of the Adviser, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, the benefits to the Portfolio of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER
At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 24

JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

FALL-OUT BENEFITS
The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMF, an affiliate of the Adviser, is expected to earn fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

ECONOMIES OF SCALE
The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of the Trust's assets, advised by the Adviser, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

INDEPENDENT WRITTEN EVALUATION OF THE PORTFOLIO'S CHIEF COMPLIANCE OFFICER
The Trustees noted that, upon their direction, the Chief Compliance Officer for the Investment Trust Mid Cap Growth Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement.

FEES RELATIVE TO ADVISER'S OTHER CLIENTS
The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Adviser's other clients were reasonable.

INVESTMENT PERFORMANCE
The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Portfolio's Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio's performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's investment performance is summarized below:

The Trustees noted that the performance of the one, three and five year periods of the Investment Trust Mid Cap Growth Portfolio was within a reasonable range of the Universe Group median.

ADVISORY FEES AND EXPENSE RATIOS
The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio's management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's advisory fees and expense ratios is summarized below:

The Trustees noted that the Investment Trust Mid Cap Growth Portfolio's contractual advisory fee was within a reasonable range of the median of its Peer Group and the fee was considered reasonable recognizing that the total actual expenses were lower than the median of its Universe Group.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS SERVICE CENTER AT 1-800-480-4111 FOR A PORTFOLIO PROSPECTUS. YOU CAN ALSO VISIT US AT WWW.JPMORGANFUNDS.COM. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its portfolio holdings as of the last day that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or in the variable insurance portfolio section of www.jpmorganfunds.com no later than August 31 of each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.



                                                                [JPMORGAN LOGO]
                                                                Asset Management




AN-JPMITMCG-1205

                        ANNUAL REPORT DECEMBER 31, 2005



















                                    JPMorgan
                                   Investment
                                      Trust




               JPMorgan Investment Trust Mid Cap Value Portfolio










NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE                           [JPMORGAN LOGO]
This material must be preceded or accompanied by a current prospectus.          Asset Management


JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

TABLE OF CONTENTS


President's Letter .........................................    2

Portfolio Commentary .......................................    3

Schedule of Portfolio Investments ..........................    5

Statement of Assets and Liabilities ........................    9

Statement of Operations ....................................   10

Statement of Changes in Net Assets .........................   11

Financial Highlights .......................................   12

Notes to Financial Statements ..............................   13

Report of Independent Registered Public Accounting Firm.....   19

Trustees ...................................................   20

Officers ...................................................   22

Schedule of Shareholder Expenses ...........................   24

Board Approval of Investment Advisory Agreements............   25

Tax Letter..................................................   28


HIGHLIGHTS

- The U.S. equity market overcame several challenges.

- FOMC raised rates at a measured pace.

- The outlook for equity markets is somewhat mixed.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively "Policies") offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans ("Eligible Plans"). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

PRESIDENT'S LETTER (UNAUDITED)                                  JANUARY 10, 2006

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Investment Trust Mid Cap Value Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2005, along with a report from the Portfolio Managers.

STOCKS PRODUCE MODEST GAINS
The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues. While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced positive returns during the year.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to control inflation. After five rate hikes in 2004, the FOMC raised rates eight additional times in 2005. All told, short-term rates moved to 4.25% by the end of the period. Despite these actions and the destruction inflicted by the Gulf Coast hurricanes, the U.S. economy continued to expand at a brisk pace in 2005. U.S. gross domestic product
(GDP) was 3.8% in the first quarter of the year. Higher oil prices, which surpassed $70 a barrel, were cited as a reason for a fall in GDP to 3.1% in the second quarter of 2005. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter. While the estimate for fourth-quarter GDP has not yet been released by the U.S. Department of Commerce, another gain cannot be ruled out.

MIXED STOCK PERFORMANCE

The broad stock market, as measured by the S&P 500 Index, returned 4.91% in the period. While there were hopes for another strong rally in the fourth quarter of the year -- similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively -- this did not come to pass in 2005. Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market's gains at the end of the year. Elsewhere during the year, mid-capitalization stocks generated superior returns, with the Russell Midcap Index gaining 12.65%. Large-capitalization stocks outperformed their small-capitalization counterparts in the period, as the Russell 1000 Index at 6.12% outperformed the Russell 2000 Index at 4.55%, respectively.

OUTLOOK

The outlook for equity markets is somewhat mixed. Positives include a solid economy, relatively lower oil prices and the possibility of the FOMC ending its interest rate hike campaign. On the other hand, corporate profits are expected to decelerate in 2006. In addition, should inflation increase, the FOMC may continue to raise rates. Given these uncertainties, investors should take a long-term approach with investments and maintain a diversified portfolio.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED)

Q: HOW DID THE PORTFOLIO PERFORM?
A. The JPMorgan Investment Trust Mid Cap Value Portfolio, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities*, returned 9.75% in the 12 months ended December 31, 2005, compared to its benchmark, the Russell Midcap Value Index, which returned 12.65% over the same period.

Q: WHY DID THE PORTFOLIO PERFORM IN THIS WAY?
A. The outlook for interest rates dominated U.S. equity market activity in 2005 as investors attempted to determine when Federal Reserve rate hikes would come to an end. Although there were bumps in the road, most particularly a slowdown in growth and rise in inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005. Equity markets were also supported by continued strength in corporate profits.

The Portfolio underperformed the benchmark mostly due to an overweight in the consumer discretionary sector and stock selection in the materials sector. At the individual stock level, Lear Corp. and Family Dollar Stores Inc. were large detractors to performance. Lear Corp., a maker of automotive interiors, experienced unfavorable industry conditions in 2005 due to weakening North American auto production. Family Dollar Stores, a discount retail chain, experienced weaker profits than originally estimated for the year due to a shift toward lower-margin items, higher freight costs and business disruptions from the Gulf Coast hurricanes.

The Portfolio was positively impacted by overall stock selection in the consumer staples sector, as well as an overweight in the industrials sector. Coventry Health Care Inc. and Omnicare Inc. were among the top individual contributors to performance. Coventry Health Care, a managed health care company, experienced accelerated earning growth in 2005 as a result of improving margins and realized synergies from their acquisition of First Health Group Corporation. Omnicare, a leading provider of pharmaceutical care for the elderly, acquired rival NeighborCare Inc., which will increase Omnicare's market share in the pharmaceutical and care services industry.

Q: HOW WAS THE PORTFOLIO MANAGED?
A. We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our research process is designed to identify companies with predictable and durable business models that are deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

Q: WHAT IS THE OUTLOOK FOR THE PORTFOLIO?
A. The Portfolio is invested in businesses we believe can consistently generate strong free cash flow. While consumer stocks were under pressure for 2005, we are not negative on the U.S. consumer. We anticipate a higher interest-rate climate, which may increase volatility in interest-rate sensitive names. We also feel that many cyclical names in the Portfolio have reached most of their upside potential. The Portfolio favors companies where we believe that senior management can navigate their businesses through difficult environments.

PORTFOLIO COMPOSITION**
Financials...................................  28.1%
Consumer Discretionary.......................  20.9%
Utilities....................................  10.1%
Industrials..................................   7.5%
Materials....................................   6.7%
Energy.......................................   6.6%
Consumer Staples.............................   5.5%
Information Technology.......................   4.4%
Health Care..................................   3.3%
Telecommunications Services..................   2.7%
Investments of Cash Collateral for Securities
  Loaned.....................................  15.0%
Short-Term Investments.......................   4.2%
TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**
Coventry Health Care, Inc. ..................   1.5%
V.F. Corp. ..................................   1.5%
Old Republic International Corp. ............   1.4%
Kinder Morgan, Inc. .........................   1.4%
TJX Cos., Inc. ..............................   1.3%
Limited Brands, Inc. ........................   1.3%
Compass Bancshares, Inc. ....................   1.3%
Assurant, Inc. ..............................   1.2%
Golden West Financial Corp. .................   1.2%
Mercantile Bankshares Corp. .................   1.1%

--------------------------------------------------------------------------------
* The manager seeks to achieve the stated objective. There can be no guarantee it will be achieved.
** Percentages indicated are based upon net assets as of December 31, 2005. The
   Portfolio's composition is subject to change.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 4

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED), CONTINUED

LIFE OF PORTFOLIO PERFORMANCE
                          Value of $10,000 Investment
[GRAPH]

                                                                                                          S&P MIDCAP 400/BARRA
                                                MID CAP VALUE PORTFOLIO    RUSSELL MIDCAP VALUE INDEX          VALUE INDEX
                                                -----------------------    --------------------------     --------------------
5/97                                                     10000                        10000                        10000
12/97                                                    11697                        13212                      13440.7
12/98                                                    11309                      13883.4                      14068.8
12/99                                                    11101                      13868.3                      14395.9
12/00                                                    14200                      16528.2                        18404
12/01                                                    14881                      16912.6                      19718.5
12/02                                                    12969                      15281.1                      17725.4
12/03                                                    17217                      21098.2                      24853.9
12/04                                                    19868                      26099.6                      29557.4
12/05                                                    21806                      29400.7                      32985.9

------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                            DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------
                                                             INCEPTION DATE      1 YEAR      5 YEAR      SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------
  Mid Cap Value Portfolio                                       05/01/97          9.75%      8.96%             9.41%
------------------------------------------------------------------------------------------------------------------------

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Investment Trust Mid Cap Value Portfolio, Russell Midcap Value Index and the S&P MidCap 400/BARRA Value Index. The performance of the Portfolio assumes reinvestment of all dividends. The performance of the indices does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P MidCap 400/BARRA Value Index represents the performance of lowest price-to-book securities in the S&P MidCap 400 Index. The Russell Midcap Value Index measures the performance of mid cap companies with lower price-to-book ratios and lower forecasted growth values. The benchmark index for the Portfolio was changed effective May 1, 2005 from the S&P MidCap 400/BARRA Value Index to the Russell Midcap Value Index in order to better represent the investment policies for comparison purposes. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2005

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
---------   ----------------------------  ------------
LONG-TERM INVESTMENTS (95.8%):
COMMON STOCKS (95.8%):
Aerospace & Defense (1.2%):
   20,300   Alliant Techsystems, Inc.
              (a) (c)...................     1,546,251
   13,400   L-3 Communications Holdings,
              Inc. .....................       996,290
                                          ------------
                                             2,542,541
                                          ------------
Auto Components (0.7%):
   11,700   BorgWarner, Inc. (c)........       709,371
   25,200   Lear Corp. (c)..............       717,192
                                          ------------
                                             1,426,563
                                          ------------
Beverages (1.8%):
   24,200   Brown-Forman Corp., Class
              B.........................     1,677,544
   84,900   Constellation Brands, Inc.,
              Class A (a)...............     2,226,927
                                          ------------
                                             3,904,471
                                          ------------
Building Products (0.6%):
   34,400   American Standard Cos.,
              Inc. .....................     1,374,280
                                          ------------
Capital Markets (2.4%):
    6,900   Bear Stearns Cos., Inc.
              (The).....................       797,157
   73,100   E*Trade Financial Corp.
              (a).......................     1,524,866
   11,300   Legg Mason, Inc. ...........     1,352,497
   30,100   Northern Trust Corp. .......     1,559,782
                                          ------------
                                             5,234,302
                                          ------------
Chemicals (3.9%):
   36,000   Albemarle Corp. (c).........     1,380,600
   26,400   Ashland, Inc. ..............     1,528,560
   18,200   Engelhard Corp. (c).........       548,730
   32,200   Lubrizol Corp. .............     1,398,446
   18,100   PPG Industries, Inc. .......     1,047,990
   45,540   RPM International, Inc.
              (c).......................       791,030
   26,500   Sigma-Aldrich Corp. (c).....     1,677,185
                                          ------------
                                             8,372,541
                                          ------------
Commercial Banks (6.5%):
   55,600   Compass Bancshares, Inc.
              (c).......................     2,684,924
   25,800   Cullen/Frost Bankers,
              Inc. .....................     1,384,944
   14,100   M&T Bank Corp. .............     1,537,605
   41,800   Mercantile Bankshares Corp.
              (c).......................     2,359,192
   66,450   North Fork Bancorp, Inc. ...     1,818,072
   48,400   TCF Financial Corp. ........     1,313,576
   26,156   TD Banknorth, Inc. (c)......       759,832
   27,900   Zions Bancorp...............     2,108,124
                                          ------------
                                            13,966,269
                                          ------------
Commercial Services & Supplies (1.0%):
   23,700   Pitney Bowes, Inc. .........     1,001,325
   28,100   Republic Services, Inc. ....     1,055,155
                                          ------------
                                             2,056,480
                                          ------------
Computers & Peripherals (0.9%):
   59,600   NCR Corp. (a)...............     2,022,824
                                          ------------

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
---------   ----------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Construction Materials (1.1%):
   16,250   Florida Rock Industries,
              Inc. (c)..................       797,225
   24,500   Vulcan Materials Co. .......     1,659,875
                                          ------------
                                             2,457,100
                                          ------------
Containers & Packaging (1.3%):
   45,200   Ball Corp. (c)..............     1,795,344
   42,300   Pactiv Corp. (a)............       930,600
                                          ------------
                                             2,725,944
                                          ------------
Diversified Financial Services (0.8%):
   35,700   Principal Financial Group
              (c).......................     1,693,251
                                          ------------
Diversified Telecommunication Services (2.1%):
   36,300   Alltel Corp. ...............     2,290,530
   64,900   CenturyTel, Inc. ...........     2,152,084
                                          ------------
                                             4,442,614
                                          ------------
Electric Utilities (5.2%):
   17,000   Allete, Inc. (c)............       748,000
   49,100   American Electric Power Co.,
              Inc. .....................     1,821,119
   26,100   Black Hills Corp. (c).......       903,321
   70,300   DPL, Inc. ..................     1,828,503
   47,200   PG&E Corp. .................     1,752,064
   79,700   PPL Corp. ..................     2,343,180
   81,000   Westar Energy, Inc. ........     1,741,500
                                          ------------
                                            11,137,687
                                          ------------
Electrical Equipment (1.4%):
   36,700   Ametek, Inc. ...............     1,561,218
   20,200   Cooper Industries Ltd.
              (Bermuda), Class A........     1,474,600
                                          ------------
                                             3,035,818
                                          ------------
Electronic Equipment & Instruments (0.9%):
   60,600   Arrow Electronics, Inc.
              (a).......................     1,941,018
                                          ------------
Energy Equipment & Services (1.1%):
   31,100   Cal Dive International, Inc.
              (a) (c)...................     1,116,179
   22,700   Unit Corp. (a)..............     1,249,181
                                          ------------
                                             2,365,360
                                          ------------
Food Products (2.4%):
   54,200   Dean Foods Co. (a) (c)......     2,041,172
   78,100   Del Monte Foods Co. (a).....       814,583
   22,000   Hershey Foods Corp. ........     1,215,500
   34,600   Hormel Foods Corp. .........     1,130,728
                                          ------------
                                             5,201,983
                                          ------------
Gas Utilities (1.5%):
   66,600   AGL Resources, Inc. ........     2,318,346
   47,500   UGI Corp. ..................       978,500
                                          ------------
                                             3,296,846
                                          ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 6

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
---------   ----------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Health Care Providers & Services (2.6%):
   56,700   Coventry Health Care, Inc.
              (a).......................     3,229,632
   32,000   Manor Care, Inc. (c)........     1,272,640
   20,600   Quest Diagnostics, Inc. ....     1,060,488
                                          ------------
                                             5,562,760
                                          ------------
Hotels, Restaurants & Leisure (3.9%):
   59,800   Applebees International,
              Inc. .....................     1,350,882
   96,200   Hilton Hotels Corp. ........     2,319,382
   38,200   International Game
              Technology................     1,175,796
   17,400   Las Vegas Sands Corp. (a)
              (c).......................       686,778
   44,500   Outback Steakhouse, Inc.
              (c).......................     1,851,645
   15,600   Station Casinos, Inc. ......     1,057,680
                                          ------------
                                             8,442,163
                                          ------------
Household Durables (2.2%):
   16,100   Centex Corp. (c)............     1,150,989
   22,400   Fortune Brands, Inc. .......     1,747,648
   20,800   Lennar Corp., Class A.......     1,269,216
    7,200   Mohawk Industries, Inc.
              (a).......................       626,256
                                          ------------
                                             4,794,109
                                          ------------
Household Products (0.6%):
   23,400   Clorox Co. .................     1,331,226
                                          ------------
Industrial Conglomerates (1.1%):
   24,400   Carlisle Cos., Inc. ........     1,687,260
   15,100   Walter Industries, Inc.
              (c).......................       750,772
                                          ------------
                                             2,438,032
                                          ------------
Insurance (6.8%):
   58,900   Assurant, Inc. .............     2,561,561
   36,880   Cincinnati Financial
              Corp. ....................     1,647,798
   13,000   Everest Re Group Ltd.
              (Bermuda).................     1,304,550
   46,002   Fidelity National Financial,
              Inc. .....................     1,692,414
   34,100   Genworth Financial, Inc.,
              Class A...................     1,179,178
   30,200   IPC Holdings Ltd. (Bermuda)
              (c).......................       826,876
  114,650   Old Republic International
              Corp. (c).................     3,010,709
   32,900   Protective Life Corp. ......     1,440,033
   24,000   Willis Group Holdings Ltd.
              (Bermuda) (c).............       886,560
                                          ------------
                                            14,549,679
                                          ------------
IT Services (0.6%):
   21,400   Affiliated Computer
              Services, Inc., Class A
              (a) (c)...................     1,266,452
                                          ------------
Machinery (1.7%):
   36,800   Crane Co. ..................     1,297,936
   26,000   Dover Corp. ................     1,052,740
   19,900   Harsco Corp. ...............     1,343,449
                                          ------------
                                             3,694,125
                                          ------------

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
---------   ----------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Media (4.0%):
   75,900   Belo Corp., Class A.........     1,625,019
   27,200   Clear Channel Outdoor
              Holdings, Inc. (a) .......       545,360
   52,800   Dex Media, Inc. ............     1,430,352
   16,000   E.W. Scripps Co., Class A...       768,320
   50,600   Interactive Data Corp.
              (a).......................     1,149,126
   16,800   Knight Ridder, Inc. (c).....     1,063,440
  106,300   Regal Entertainment Group,
              Class A (c)...............     2,021,826
                                          ------------
                                             8,603,443
                                          ------------
Multi-Utilities (3.4%):
   30,900   Energen Corp. ..............     1,122,288
   63,200   Energy East Corp. ..........     1,440,960
   40,420   MDU Resources Group, Inc.
              (c).......................     1,323,351
   36,300   Oneok, Inc. ................       966,669
    8,200   Questar Corp. ..............       620,740
   43,900   SCANA Corp. ................     1,728,782
                                          ------------
                                             7,202,790
                                          ------------
Multiline Retail (1.7%):
   71,000   Family Dollar Stores, Inc.
              (c).......................     1,760,090
   15,869   Federated Department Stores,
              Inc. .....................     1,052,590
   38,800   Tuesday Morning Corp. (c)...       811,696
                                          ------------
                                             3,624,376
                                          ------------
Office Electronics (0.9%):
  126,800   Xerox Corp. (a).............     1,857,620
                                          ------------
Oil, Gas & Consumable Fuels (5.5%):
   19,200   Burlington Resources,
              Inc. .....................     1,655,040
   24,900   Consol Energy, Inc. (c).....     1,622,982
   26,724   Devon Energy Corp. .........     1,671,319
   32,500   Kinder Morgan, Inc. ........     2,988,375
   17,571   Marathon Oil Corp. .........     1,071,304
   33,400   Newfield Exploration Co. (a)
              (c).......................     1,672,338
   22,700   Pioneer Natural Resources
              Co. (c)...................     1,163,829
                                          ------------
                                            11,845,187
                                          ------------
Paper & Forest Products (0.4%):
   26,700   MeadWestvaco Corp. .........       748,401
                                          ------------
Personal Products (0.7%):
   41,900   Estee Lauder Cos., Inc.
              (The), Class A............     1,402,812
                                          ------------
Pharmaceuticals (0.8%):
   28,800   Omnicare, Inc. (c)..........     1,647,936
                                          ------------
Real Estate (7.3%):
   36,800   AMB Property Corp. REIT.....     1,809,456
   64,500   American Financial Realty
              Trust REIT................       774,000

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
---------   ----------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Real Estate, continued:
   13,500   AvalonBay Communities, Inc.
              REIT......................     1,204,875
   15,100   Boston Properties, Inc.
              REIT......................     1,119,363
   38,000   Brookfield Properties Co.
              (Canada)..................     1,117,960
   69,500   Cousins Properties, Inc.
              REIT......................     1,966,850
   27,100   iStar Financial, Inc.
              REIT......................       966,115
   35,000   Kimco Realty Corp. REIT.....     1,122,800
   44,820   Liberty Property Trust REIT
              (c).......................     1,920,537
   16,500   PS Business Parks, Inc.,
              Class A REIT..............       811,800
   40,100   Rayonier, Inc. REIT.........     1,597,985
   49,800   United Dominion Realty
              Trust, Inc. REIT..........     1,167,312
                                          ------------
                                            15,579,053
                                          ------------
Software (1.1%):
   52,800   Computer Associates
              International, Inc. ......     1,488,432
   50,800   Take-Two Interactive
              Software, Inc. (a) (c)....       899,160
                                          ------------
                                             2,387,592
                                          ------------
Specialty Retail (6.2%):
   53,200   American Eagle Outfitters,
              Inc. (c)..................     1,222,536
   80,500   Autonation, Inc. (a)........     1,749,265
   25,100   AutoZone, Inc. (a)..........     2,302,925
  121,300   Limited Brands, Inc. .......     2,711,055
   26,200   Sherwin-Williams Co.
              (The).....................     1,190,004
   34,000   Tiffany & Co. ..............     1,301,860
  121,600   TJX Cos., Inc. (c)..........     2,824,768
                                          ------------
                                            13,302,413
                                          ------------
Textiles, Apparel & Luxury Goods (2.1%):
   29,700   Columbia Sportswear Co. (a)
              (c).......................     1,417,581
   57,400   V.F. Corp. .................     3,176,516
                                          ------------
                                             4,594,097
                                          ------------
Thrifts & Mortgage Finance (4.3%):
   38,800   Golden West Financial
              Corp. ....................     2,560,800
  111,600   Hudson City Bancorp,
              Inc. .....................     1,352,592
   32,500   Independence Community Bank
              Corp. ....................     1,291,225
   25,500   MGIC Investment Corp. ......     1,678,410
   19,600   Radian Group, Inc. (c)......     1,148,364
   55,700   Sovereign Bancorp, Inc. ....     1,204,234
                                          ------------
                                             9,235,625
                                          ------------
Trading Companies & Distributors (0.4%):
   24,200   Hughes Supply, Inc. ........       867,570
                                          ------------
Wireless Telecommunication Services (0.7%):
   39,300   Telephone & Data Systems,
              Inc. .....................     1,387,011
                                          ------------

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
---------   ----------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Wireless Telecommunication Services, continued:
  Total Common Stocks
  (Cost $187,794,762)                      205,562,364
                                          ------------
SHORT-TERM INVESTMENT (4.2%):
INVESTMENT COMPANY (4.2%):
8,956,966   JPMorgan Liquid Assets Money
              Market Fund (b) (m)
              (Cost $8,956,966).........     8,956,966
                                          ------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED
  (15.0%):
Certificates of Deposit (1.1%):
1,000,000   Credit Suisse First Boston,
              NY, FRN, 4.27%,
              10/17/06..................     1,000,000
1,249,982   Wells Fargo Bank San
              Francisco, FRN, 4.30%,
              01/27/06..................     1,249,982
                                          ------------
                                             2,249,982
                                          ------------
Corporate Notes (2.3%):
1,000,000   Bank of America, FRN, 4.31%,
              11/07/06..................     1,000,000
  476,443   CC USA, Inc., FRN, 4.42%,
              02/17/06..................       476,443
1,000,000   CDC Financial Products,
              Inc., FRN, 4.35%,
              01/30/06..................     1,000,000
   99,045   Citigroup Global Markets
              Holding, Inc., FRN, 4.59%,
              12/12/06..................        99,045
1,000,000   Citigroup Global Markets,
              Inc., FRN, 4.32%,
              01/06/06..................     1,000,000
1,002,818   Links Finance LLC, FRN,
              4.29%, 10/06/06...........     1,002,818
  148,568   MBIA Global Funding LLC,
              FRN, 4.48%, 01/26/07......       148,568
  241,373   Sigma Finance, Inc., FRN,
              4.41%, 02/27/06...........       241,373
                                          ------------
                                             4,968,247
                                          ------------
Repurchase Agreements (11.6%):
5,363,296   Bank of America Securities
              LLC, 4.26%, dated 12/30/05
              due 01/03/06, repurchase
              price $5,365,834,
              collateralized by U.S.
              Government Agency
              Mortgages.................     5,363,296
6,500,000   Lehman Brothers Inc. 4.26%,
              dated 12/30/05, due
              01/03/06, repurchase price
              $6,503,077, collateralized
              by U.S. Government Agency
              Mortgages.................     6,500,000

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 8

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
---------   ----------------------------  ------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements, continued:
6,500,000   Morgan Stanley, 4.27%, dated
              12/30/05, due 01/03/06,
              repurchase price
              $6,503,084, collateralized
              by U.S. Government Agency
              Mortgages.................     6,500,000

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
---------   ----------------------------  ------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements, continued:
6,500,000   UBS Securities LLC,4.26%,
              dated 12/30/05, due
              01/03/06, repurchase price
              $6,503,077, collateralized
              by U.S. Government Agency
              Mortgages.................     6,500,000
                                          ------------
                                            24,863,296
                                          ------------
  Total Investments of Cash Collateral
  for Securities Loaned (Cost
  $32,081,525)                              32,081,525
                                          ------------
TOTAL INVESTMENTS (115.0%):
  (Cost $228,833,253)                      246,600,855
LIABILITIES IN EXCESS OF OTHER ASSETS
  ((15.0)%):                               (32,083,616)
                                          ------------
NET ASSETS (100.0%):                      $214,517,239
                                          ============

------------
Percentages indicated are based on net assets.

Abbreviations:

(a)  Non-income producing security.
(b) Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.
(c) Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(m) All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
FRN  Floating Rate Note.
REIT Real Estate Investment Trust.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005
See notes to financial statements.

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2005

ASSETS:
Investments in non-affiliates, at value.....................    $212,780,593
Investments in affiliates, at value.........................       8,956,966
Repurchase agreements, at value.............................      24,863,296
                                                                ------------
Total investment securities, at value.......................     246,600,855
Cash........................................................           6,516
Receivables:
  Portfolio shares sold.....................................         165,593
  Interest and dividends....................................         455,336
                                                                ------------
Total Assets................................................     247,228,300
                                                                ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         205,455
  Collateral for securities lending program.................      32,081,525
  Portfolio shares redeemed.................................         254,666
Accrued liabilities:
  Investment advisory fees..................................         132,168
  Administration fees.......................................          26,843
  Custodian fees............................................           2,837
  Other.....................................................           7,567
                                                                ------------
Total liabilities...........................................      32,711,061
                                                                ------------
NET ASSETS..................................................    $214,517,239
                                                                ============
NET ASSETS:
Paid in capital.............................................    $171,709,088
Accumulated undistributed (distributions in excess of) net
  investment income.........................................       1,827,913
Accumulated net realized gains (losses) from investments....      23,212,636
Net unrealized appreciation (depreciation) from
  investments...............................................      17,767,602
                                                                ------------
Net Assets..................................................    $214,517,239
                                                                ============
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)...........      13,488,148
Net asset value, offering and redemption price per share
  (unlimited shares authorized, no par value)...............    $      15.90
Cost of investments.........................................    $228,833,253
Market value of securities on loan..........................    $ 31,324,368

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 10

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividend income.............................................    $ 3,182,067
Dividend income from affiliates(a)..........................        263,413
Income from securities lending (net)........................         26,729
Foreign taxes withheld......................................         (2,523)
                                                                -----------
Total investment income.....................................      3,469,686
                                                                -----------
EXPENSES:
Investment advisory fees....................................      1,293,029
Administration fees.........................................        256,924
Custodian fees..............................................         23,313
Professional fees...........................................         25,642
Trustees' fees..............................................            910
Transfer agent fees.........................................          6,265
Other.......................................................         31,306
                                                                -----------
Total expenses..............................................      1,637,389
                                                                -----------
Less amounts waived.........................................         (1,902)
Less earnings credits.......................................           (419)
                                                                -----------
    Net expenses............................................      1,635,068
                                                                -----------
Net investment income (loss)................................      1,834,618
                                                                -----------
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments.....................     23,526,137
Change in net unrealized appreciation (depreciation) of
  investments...............................................     (7,944,269)
                                                                -----------
Net realized/unrealized gains (losses)......................     15,581,868
                                                                -----------
Change in net assets resulting from operations..............    $17,416,486
                                                                -----------

(a) Includes reimbursements of investment advisory and
  administration fees.......................................    $    34,443
                                                                -----------

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income (loss)..............................  $  1,834,618    $    955,279
  Net realized gain (loss) on investments...................    23,526,137      13,972,196
  Change in net unrealized appreciation (depreciation) of
    investments.............................................    (7,944,269)      2,698,001
                                                              ------------    ------------
Change in net assets resulting from operations..............    17,416,486      17,625,476
                                                              ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................      (960,163)       (595,535)
  From net realized gains...................................   (11,103,619)             --
                                                              ------------    ------------
Total distributions to shareholders.........................   (12,063,782)       (595,535)
                                                              ------------    ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    90,608,851      31,689,833
  Dividends reinvested......................................    12,063,782         595,535
  Cost of shares redeemed...................................   (31,679,459)    (23,515,982)
                                                              ------------    ------------
Change in net assets from capital transactions..............    70,993,174       8,769,386
                                                              ------------    ------------
NET ASSETS:
  Change in net assets......................................    76,345,878      25,799,327
  Beginning of period.......................................   138,171,361     112,372,034
                                                              ------------    ------------
  End of period.............................................  $214,517,239    $138,171,361
                                                              ============    ============
Accumulated undistributed (distributions in excess of) net
  investment income.........................................  $  1,827,913    $    953,458
                                                              ============    ============
SHARE TRANSACTIONS:
  Issued....................................................     5,987,243       2,181,587
  Reinvested................................................       825,720          41,675
  Redeemed..................................................    (2,057,526)     (1,643,909)
                                                              ------------    ------------
Change in shares............................................     4,755,437         579,353
                                                              ============    ============

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 12

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2002           2001
                                          ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD....    $  15.82       $  13.78       $  10.45       $ 12.68        $ 13.16
                                            --------       --------       --------       -------        -------
INVESTMENT OPERATIONS:
  Net investment income (loss)..........        0.14           0.11           0.07          0.07           0.08
  Net realized and unrealized gains
    (losses) on investments.............        1.29           2.00           3.33         (1.55)          0.45
                                            --------       --------       --------       -------        -------
    Total from investment operations....        1.43           2.11           3.40         (1.48)          0.53
                                            --------       --------       --------       -------        -------
DISTRIBUTIONS:
  Net investment income.................       (0.11)         (0.07)         (0.07)           --          (0.08)
  Net realized gains....................       (1.24)            --             --         (0.75)         (0.93)
                                            --------       --------       --------       -------        -------
    Total distributions.................       (1.35)         (0.07)         (0.07)        (0.75)         (1.01)
                                            --------       --------       --------       -------        -------
NET ASSET VALUE, END OF PERIOD..........    $  15.90       $  15.82       $  13.78       $ 10.45        $ 12.68
                                            ========       ========       ========       =======        =======
TOTAL RETURN............................        9.75%         15.40%         32.75%       (12.85)%         4.80%
RATIOS/SUPPLEMENTAL DATA:
Net Assets End of Period (000's)........    $214,517       $138,171       $112,372       $76,913        $82,331
RATIOS TO AVERAGE NET ASSETS:
  Net expenses..........................        0.94%          0.92%          0.93%         0.95%          0.95%
  Net investment income (loss)..........        1.05%          0.81%          0.65%         0.61%          0.67%
  Expenses without waivers,
    reimbursements and earnings
    credits.............................        0.94%          0.93%          0.97%         0.98%          0.97%
PORTFOLIO TURNOVER RATE.................          55%            75%            54%          106%           103%

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION

   JPMorgan Investment Trust (formerly One Group Investment Trust) (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The Mid Cap Value Portfolio is a separate Portfolio of the Trust (the "Portfolio").

   Effective May 1, 2005, the Board of Trustees approved the name change from One Group Investment Trust Mid Cap Value Portfolio to JPMorgan Investment Trust Mid Cap Value Portfolio.

   Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS

     Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the funds will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolios apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Portfolio's adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

     B. REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

     C. SECURITIES LENDING

     To generate additional income, the Portfolio may lend up to 33 1/3 of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (collectively, U.S. government securities"). JPMorgan Chase Bank, N.A. ("JPMCB"), an

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     affiliate of the Portfolio, serves as lending agent to the Portfolio pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending Agreement"). The Securities Lending Agreement was effective with respect to the Mid Cap Value Portfolio on October 18, 2004 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005.

     Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for use of the cash collateral. For loans secured by US government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and fees) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

     Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to
     (i) 0.06%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 0.1142%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period from the effective date of the Agreement through December 31, 2005, JPMCB voluntarily reduced its fees to: (i) 0.05% for each Loan of U.S. Securities and (ii) 0.10% for each Loan of non-U.S. Securities, respectively.

     As of December 31, 2005, the Portfolio had securities with the following market values on loan, received the following collateral for the period then ended and paid the following amounts to related party affiliates:

 LENDING      MARKET      MARKET VALUE
  AGENT      VALUE OF      OF LOANED
FEES PAID   COLLATERAL     SECURITIES
---------   -----------   ------------
 $12,089    $32,081,525   $31,324,368

     Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio for any losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

     The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

     E. ALLOCATION OF EXPENSES

     Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     F. FEDERAL INCOME TAXES

     The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

     G. FOREIGN TAXES

     The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

     H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. As of December 31, 2005, there were no reclassifications needed within the capital accounts.

     The Portfolio may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE

     Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the "Advisor") (formerly known as Banc One Investment Advisors Corporation) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co ("JPMorgan"). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio's average daily net assets at an annual fee of 0.74%.

     The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administrative fees are waived and/or reimbursed to the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio's investment in an affiliated money market fund.

     B. ADMINISTRATION FEE

     Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator") (formerly One Group Administrative Services, Inc.), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

     JPMCB provides portfolio fund accounting services for the Portfolio and receives a portion of the fees payable to the Administrator.

     Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS") began serving as the Portfolio's Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Portfolio's Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     C. DISTRIBUTION FEES

     Effective May 1, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trust's exclusive underwriter and promotes and arranges for the sale of the Portfolio's shares. The Distributor receives no compensation in its capacity as the Portfolio's underwriter.

     D. CUSTODIAN FEES

     JPMCB provides Portfolio custody services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody services are included in custodian fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

     E. WAIVERS AND REIMBURSEMENTS

     The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.95% of the Portfolio's average daily net assets.

     The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The expense limitation percentage above is in place until at least April 30, 2006.

     For the year ended December 31, 2005, the Portfolio's Advisor waived investment advisory fees for the Portfolio in the amount of $1,902. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

     F. OTHER

     Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Portfolio for serving in their respective roles.

     The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

     During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

     The Portfolio may use related party brokers/dealers. For the year ended December 31, 2005, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

     The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

   During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows:

   PURCHASES              SALES
   (EXCLUDING           (EXCLUDING
U.S. GOVERNMENT)     U.S. GOVERNMENT)
----------------     ----------------
  $152,638,364         $ 92,083,454

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

5. FEDERAL INCOME TAX MATTERS

   For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows:

                  GROSS          GROSS       NET UNREALIZED
 AGGREGATE      UNREALIZED     UNREALIZED     APPRECIATION
    COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
------------   ------------   ------------   --------------
$228,974,665   $22,405,175    $(4,778,985)    $17,626,190

   The difference between book and tax basis unrealized appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

   The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

                     NET            TOTAL
   ORDINARY       LONG-TERM     DISTRIBUTIONS
    INCOME      CAPITAL GAINS       PAID
   --------     -------------   -------------
   $960,163      $11,103,619     $12,063,782

   The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                  TOTAL
  ORDINARY    DISTRIBUTIONS
   INCOME         PAID
  --------    -------------
  $595,535      $595,535

   As of December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

                       CURRENT
                    DISTRIBUTABLE
                      LONG-TERM
     CURRENT       CAPITAL GAIN OR
  DISTRIBUTABLE       TAX BASIS         UNREALIZED
    ORDINARY        CAPITAL LOSS       APPRECIATION
     INCOME           CARRYOVER       (DEPRECIATION)
  -------------    ---------------    --------------
   $7,108,112        $18,076,503       $17,626,190

   The cumulative timing differences primarily consist of wash sale loss deferrals and deferred compensation.

6. BORROWINGS

   Effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

   As of December 31, 2005, the Portfolio had no outstanding borrowings from the unsecured uncommitted credit facility.

7. CONCENTRATIONS AND INDEMNIFICATIONS

   In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote. From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 18

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

8. SUBSEQUENT EVENT

   Effective May 8, 2006, the Portfolio will no longer accept any new purchases. This means that the Portfolio will discontinue accepting purchase orders from the separate accounts of the insurance companies that currently offer the Portfolio within their Policies or from any Eligible Plans or accounts. The only exception to the closure of the Portfolio is that dividends and capital gains distributions which are automatically reinvested in Portfolio shares will continue to be reinvested.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Investment Trust Mid Cap Value Portfolio, formerly One Group Investment Trust Mid Cap Value Portfolio (a Portfolio of JPMorgan Investment Trust hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2006

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED)

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO                    DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong       Retired; Vice President &                118           None.
(1941); Trustee            Treasurer of Ingersoll-Rand
since 2005; Trustee of     Company (manufacturer of
JPMorgan Funds since       industrial equipment)
1987.                      (1972-2000).


Roland R. Eppley, Jr.      Retired; President & Chief               118           None.
(1932); Trustee            Executive Officer, Eastern
since 2005; Trustee of     States Bankcard (1971-1988).
JPMorgan Funds since
1989.


John F. Finn               President and Chief Executive            117*          Director, Cardinal Health, Inc
(1947); Trustee            Officer of Gardner, Inc.                               (CAH) (1994-present); Director,
since 1998.                (wholesale distributor to                              The Crane Group (2003-present);
                           outdoor power equipment                                Chairman, The Columbus
                           industry) (1979-present).                              Association for the Performing
                                                                                  Arts (CAPA) (2003-present).


Dr. Matthew Goldstein      Chancellor of the City                   118           Director, Albert Einstein
(1941); Trustee            University of New York                                 School of Medicine
since 2005; Trustee of     (1999-present); President,                             (1998-present); Director of New
JPMorgan Funds since       Adelphi University (New York)                          Plan Excel Realty Trust, Inc.
2003.                      (1998-1999).                                           (real estate investment trust)
                                                                                  (2000- present); Director of
                                                                                  Lincoln Center Institute for
                                                                                  the Arts in Education
                                                                                  (1999-present).


Robert J. Higgins          Retired; Director of                     118           None.
(1945);                    Administration of the State of
Trustee since 2005;        Rhode Island (2003-2004);
Trustee of JPMorgan        President - Consumer Banking
Funds since 2002.          and Investment Services, Fleet
                           Boston Financial (1971-2001).


Peter C. Marshall          Self-employed business                   117*          None.
(1942); Trustee since      consultant (2002-present);
1994.                      Senior Vice President, W.D.
                           Hoard, Inc. (corporate parent
                           of DCI Marketing, Inc.)
                           (2000-2002); President, DCI
                           Marketing, Inc. (1992-2000).


Marilyn McCoy              Vice President of                        117*          Trustee, Mather LifeWays (1994-
(1948); Trustee since      Administration and Planning,                           present); Trustee, Carleton
1999.                      Northwestern University                                College (2003-present).
                           (1985-present).


William G. Morton, Jr.     Retired; Chairman Emeritus               118           Director of Radio Shack
(1937); Trustee since      (2001-2002), and Chairman and                          Corporation (electronics)
2005; Trustee of           Chief Executive Officer, Boston                        (1987-present); Director of The
JPMorgan Funds since       Stock Exchange (1985-2001).                            National Football Foundation
2003.                                                                             and College Hall of Fame (1994-
                                                                                  present); Trustee of the
                                                                                  Stratton Mountain School
                                                                                  (2001-present).


Robert A. Oden, Jr.        President, Carleton College              117*          Director, American University
(1946); Trustee since      (2002-present); President,                             in Cairo.
1997.                      Kenyon College (1995-2002).


JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED), CONTINUED

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO                    DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
Fergus Reid, III (1932);   Chairman of Lumelite                     118           Trustee of Morgan Stanley Funds
Trustee (Chairman) since   Corporation (plastics                                  (198 portfolios)
2005; Trustee of           manufacturing) (2003- present);                        (1995-present).
JPMorgan Funds since       Chairman and Chief Executive
1987.                      Officer of Lumelite Corporation
                           (1985-2002).


Frederick W. Ruebeck       Advisor, Jerome P. Green &               117*          Director, AMS Group (2001-
(1939); Trustee since      Associates, LLC (broker-dealer)                        present); Trustee, Wabash
1994.                      (2002-present); Chief                                  College (1988-present);
                           Investment Officer, Wabash                             Chairman, Indianapolis Symphony
                           College (2004-present);                                Orchestra Foundation
                           self-employed consultant                               (1994-present).
                           (January 2000-present);
                           Director of Investments, Eli
                           Lilly and Company (1988-1999).


James J. Schonbachler      Retired; Managing Director of            118           None.
(1943); Trustee since      Bankers Trust Company
2005; Trustee of           (financial services)
JPMorgan Funds since       (1968-1998).
2001.

INTERESTED TRUSTEE


Leonard M. Spalding,       Retired; Chief Executive                 118           Director, Glenview Trust
Jr.** (1935); Trustee      Officer of Chase Mutual Funds                          Company, LLC (2001-present);
since 2005; Trustee of     (investment company)                                   Trustee, St. Catherine College
JPMorgan Funds since       (1989-1998); President & Chief                         (1998-present); Trustee,
1998.                      Executive Officer of Vista                             Bellarmine University (2000-
                           Capital Management (investment                         present); Director,
                           management) (1990-1998); Chief                         Springfield- Washington County
                           Investment Executive of Chase                          Economic Development Authority
                           Manhattan Private Bank                                 (1997- present); Trustee,
                           (investment management)                                Marion and Washington County,
                           (1990-1998).                                           Kentucky Airport Board
                                                                                  (1998-present); Trustee,
                                                                                  Catholic Education Foundation
                                                                                  (2005-present).

------------

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
     The JPMorgan Funds Complex for which the Board of Trustees oversees includes nine registered investment companies (118 funds) as of December 31, 2005.
  * This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds) as of December 31, 2005.
 ** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED)

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO (SINCE)                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
George C.W. Gatch (1962),      Managing Director of JPMorgan Investment Management Inc.;
President (2004)               Director and President, JPMorgan Distribution Services, Inc.
                               and JPMorgan Funds Management, Inc. since 2005; Mr. Gatch is
                               CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo
                               Bank, as well as positions in business management, marketing and sales.


Robert L. Young (1963),        Director and Vice President of JPMorgan Distribution
Senior Vice President          Services, Inc. and JPMorgan Funds Management, Inc.; Chief
(2004)*                        Operating Officer, JPMorgan Funds since 2005, and One Group
                               Mutual Funds from 2001 until 2005. Mr. Young was Vice
                               President and Treasurer, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services) and Vice
                               President and Treasurer, JPMorgan Distribution Services,
                               Inc. (formerly One Group Dealer Services, Inc.) from 1999 to
                               2005.


Patricia A. Maleski (1960),    Vice President, JPMorgan Funds Management, Inc.; previously,
Vice President and Chief       Treasurer, JPMorgan Funds and Head of Funds Administration
Administrative Officer         and Board Liaison. Ms. Maleski was the Vice President of
(2004)                         Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan
                               Funds, prior to joining J.P. Morgan Chase & Co. in 2001.


Stephanie J. Dorsey (1969),    Vice President, JPMorgan Funds Management, Inc.; Director of
Treasurer (2004)*              Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services), from 2004 to
                               2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly
                               Bank One Corporation) from 2003 to 2004; prior to joining
                               Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.


Stephen M. Ungerman (1953),    Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman
Senior Vice President, Chief   was head of Fund Administration - Pooled Vehicles from 2000
Compliance Officer (2004)      to 2004. Mr. Ungerman held a number of positions in
                               Prudential Financial's asset management business prior to
                               2000.


Paul L. Gulinello (1950),      Vice President and Anti Money Laundering Compliance Officer
AML Compliance Officer         for JPMorgan Asset Management Americas, additionally
(2005)                         responsible for personal trading and compliance testing
                               since 2004; Treasury Services Operating Risk Management and
                               Compliance Executive supporting all JPMorgan Treasury
                               Services business units from July 2000 to 2004.


Stephen M. Benham (1959),      Vice President and Assistant General Counsel, JPMorgan Chase
Secretary (2005)               & Co. since 2004; Vice President (Legal Advisory) of Merrill
                               Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to
                               2000.


Elizabeth A. Davin (1964),     Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2004)*    & Co. since 2005; Senior Counsel, JPMorgan Chase & Co.
                               (formerly Bank One Corporation) from 2004-2005; Assistant
                               General Counsel and Associate General Counsel and Vice
                               President, Gartmore Global Investments, Inc. from 1999 to
                               2004.


Jessica K. Ditullio (1962),    Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2000)*    & Co. since 2005; Ms. Ditullio has served as an attorney
                               with various titles for JPMorgan Chase & Co. (formerly Bank
                               One Corporation) since 1990.


Nancy E. Fields (1949),        Vice President, JPMorgan Funds Management, Inc. and JPMorgan
Assistant Secretary (2000)*    Distribution Services, Inc.; from 1999-2005, Director,
                               Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services, Inc.) and
                               Senior Project Manager, Mutual Funds, JPMorgan Distribution
                               Services, Inc. (formerly One Group Dealer Services, Inc.).


Ellen W. O'Brien (1957),       Assistant Vice President, JPMorgan Investor Services, Co.,
Assistant Secretary (2005)**   responsible for Blue Sky registration; Ms. O'Brien has
                               served in this capacity since joining the firm in 1991.


Suzanne E. Cioffi (1967),      Vice President, JPMorgan Funds Management, Inc., responsible
Assistant Treasurer (2005)     for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration
                               conversion projects during the past five years.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED), CONTINUED

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO (SINCE)                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------


Christopher D. Walsh (1965),   Vice President, JPMorgan Funds Management, Inc., Mr. Walsh
Assistant Treasurer (2004)     has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the
                               mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual
                               Fund Administration at Prudential Investments from 1996 to
                               2000.

Arthur A. Jensen (1966),       Vice President, JPMorgan Funds Management, Inc. since April
Assistant Treasurer (2005)*    2005; formerly, Vice President of Financial Services of
                               BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting
                               Supervisor at Allstate Insurance Company prior to 2001.


------------

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

 * The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA
   02108.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 24

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
AS OF DECEMBER 31, 2005

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

ACTUAL EXPENSES

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies or Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                                        EXPENSES PAID
                                                 BEGINNING            ENDING            DURING PERIOD       ANNUALIZED
                                               ACCOUNT VALUE,     ACCOUNT VALUE,       JULY 1, 2005 TO       EXPENSE
                                                JULY 1, 2005     DECEMBER 31, 2005    DECEMBER 31, 2005       RATIO
                                              ----------------   -----------------   --------------------   ----------
Actual......................................     $1,000.00           $1,041.30              $4.84              0.94%
Hypothetical................................     $1,000.00           $1,020.47              $4.79              0.94%

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein ("Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Portfolio's management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio's performance against the Portfolio's peers and benchmarks and analyses by the Adviser of the Portfolio's performance. In addition, with respect to all funds, except the money market funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio's expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF"), an affiliate of the Adviser, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, the benefits to the Portfolio of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER
At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

FALL-OUT BENEFITS
The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMF, an affiliate of the Adviser, is expected to earn fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

ECONOMIES OF SCALE
The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of the Trust's assets, advised by the Adviser, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

INDEPENDENT WRITTEN EVALUATION OF THE PORTFOLIO'S CHIEF COMPLIANCE OFFICER
The Trustees noted that, upon their direction, the Chief Compliance Officer for the Investment Trust Mid Cap Value Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement. The Trustees considered the evaluation as noted in the Investment Performance section of this report.

FEES RELATIVE TO ADVISER'S OTHER CLIENTS
The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Adviser's other clients were reasonable.

INVESTMENT PERFORMANCE
The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Portfolio's Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio's performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's investment performance is summarized below:

The Trustees noted that the one, three and five year performance of the Investment Trust Mid Cap Value Portfolio lagged that of its Universe Group. The Trustees and the Chief Compliance Officer noted the Adviser's process to periodically review the Portfolio and address the Portfolio's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

ADVISORY FEES AND EXPENSE RATIOS
The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio's management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's advisory fees and expense ratios is summarized below:

The Trustees noted that although the Investment Trust Mid Cap Value Portfolio's contractual and net advisory fee rates were higher than the median of its Peer Group and Universe Group, respectively, the fee was considered reasonable recognizing that the total actual expenses were lower than the median of its Universe Group.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 28

JPMORGAN INVESTMENT TRUST MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

TAX LETTER (UNAUDITED)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio's income and distributions for the taxable year ended December 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

DIVIDENDS RECEIVED DEDUCTIONS (DRD)

99.73% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the Portfolio's fiscal year ended December 31, 2005.

LONG-TERM CAPITAL GAIN DESIGNATION

The Portfolio hereby designates $11,103,619 as long-term capital gain distributions for the purpose of the dividends paid deduction on its tax return for the fiscal year ended December 31, 2005.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS SERVICE CENTER AT 1-800-480-4111 FOR A PORTFOLIO PROSPECTUS. YOU CAN ALSO VISIT US AT WWW.JPMORGANFUNDS.COM. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its portfolio holdings as of the last day that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or in the variable insurance portfolio section of www.jpmorganfunds.com no later than August 31 of each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


                                                                [JPMORGAN LOGO]
                                                                Asset Management




AN-JPMITMCV-1205

                        ANNUAL REPORT DECEMBER 31, 2005









                                    JPMorgan
                                   Investment
                                      Trust



             JPMorgan Investment Trust Diversified Mid Cap Portfolio










NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE                           [JPMORGAN LOGO]
This material must be preceded or accompanied by a current prospectus.          Asset Management

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

TABLE OF CONTENTS


President's Letter .........................................    2

Portfolio Commentary .......................................    3

Schedule of Portfolio Investments ..........................    5

Statement of Assets and Liabilities ........................    9

Statement of Operations ....................................   10

Statement of Changes in Net Assets .........................   11

Financial Highlights .......................................   12

Notes to Financial Statements ..............................   13

Report of Independent Registered Public Accounting Firm.....   18

Trustees ...................................................   19

Officers ...................................................   21

Schedule of Shareholder Expenses ...........................   23

Board Approval of Investment Advisory Agreements............   24

Tax Letter..................................................   27


HIGHLIGHTS

- The U.S. equity market overcame several challenges.

- FOMC raised rates at a measured pace.

- The outlook for equity markets is somewhat mixed.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively "Policies") offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans ("Eligible Plans"). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 2

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

PRESIDENT'S LETTER (UNAUDITED)                                  JANUARY 10, 2006

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Investment Trust Diversified Mid Cap Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2005, along with a report from the Portfolio Managers.

STOCKS PRODUCE MODEST GAINS
The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues. While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced positive returns during the year.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to control inflation. After five rate hikes in 2004, the FOMC raised rates eight additional times in 2005. All told, short-term rates moved to 4.25% by the end of the period. Despite these actions and the destruction inflicted by the Gulf Coast hurricanes, the U.S. economy continued to expand at a brisk pace in 2005. U.S. gross domestic product
(GDP) was 3.8% in the first quarter of the year. Higher oil prices, which surpassed $70 a barrel, were cited as a reason for a fall in GDP to 3.1% in the second quarter of 2005. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter. While the estimate for fourth-quarter GDP has not yet been released by the U.S. Department of Commerce, another gain cannot be ruled out.

MIXED STOCK PERFORMANCE
The broad stock market, as measured by the S&P 500 Index, returned 4.91% in the period. While there were hopes for another strong rally in the fourth quarter of the year -- similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively -- this did not come to pass in 2005. Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market's gains at the end of the year. Elsewhere during the year, mid-capitalization stocks generated superior returns, with the Russell Midcap Index gaining 12.65%. Large-capitalization stocks outperformed their small-capitalization counterparts in the period, as the Russell 1000 Index at 6.12% outperformed the Russell 2000 Index at 4.55%, respectively.

OUTLOOK
The outlook for equity markets is somewhat mixed. Positives include a solid economy, relatively lower oil prices and the possibility of the FOMC ending its interest rate hike campaign. On the other hand, corporate profits are expected to decelerate in 2006. In addition, should inflation increase, the FOMC may continue to raise rates. Given these uncertainties, investors should take a long-term approach with investments and maintain a diversified portfolio.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED)

Q: HOW DID THE PORTFOLIO PERFORM?
A. The JPMorgan Investment Trust Diversified Mid Cap Portfolio returned 17.10% for the 12 months ended December 31, 2005, outperforming its benchmark, the Russell Midcap Index, which returned 12.65%. The momentum factors employed by the Adviser's behavioral finance investment process coupled with strong stock selection and sector weightings drove the year's relative performance. However, our value factors utilized in the process had a mildly negative impact on the Portfolio's return.

Q: WHY DID THE PORTFOLIO PERFORM IN THIS WAY?
A. On a sector basis, energy and consumer discretionary sectors were the largest relative contributors in the year. An overweight position combined with stock selection in the energy sector, which was the best-performing sector in the index, contributed to the Portfolio's return. The consumer discretionary sector positively impacted results due to strong stock selection and our underweight position in the media industry. The media industry underperformed the broad market as traditional advertising revenues have come under pressure due to the shift toward on-line marketing.

Despite the Portfolio's relative performance, the utilities and materials sectors hindered results. Utilities were negatively impacted by poor stock selection. Within materials, our overweight position detracted from results.

Q: HOW WAS THE PORTFOLIO MANAGED?
A. Consistent with any diversified portfolio, the stocks held in the Portfolio are exposed to the potential upside and downside risks of market news and security-specific information. Grounded firmly in their conviction in the behavioral finance investment process, the Portfolio's management team refrains from engaging in the practice of making qualitative assessments or purchase/sell decisions based on such news and information, as this is a critical step toward eliminating their own overconfidence and biases in the portfolio management process.

Q: WHAT IS THE OUTLOOK FOR THE PORTFOLIO?
A. Economic indicators continued to point to solid growth in late 2005, as the Federal Reserve tried to engineer a "soft landing" while reining in inflation. We still expect U.S. growth to decelerate in early 2006 as further Fed tightening and a slowing housing market eventually impact consumer spending. But, we are not forecasting a recession. The yield curve may invert and companies may become slightly more cautious in their spending, but the U.S. economy has repeatedly shown its adaptability and is likely to weather the bumps along the way to a non-inflationary expansion.

PORTFOLIO COMPOSITION*
Financials...................................  21.1%
Consumer Discretionary.......................  16.7%
Information Technology.......................  14.1%
Industrials..................................  10.5%
Health Care..................................  10.4%
Energy.......................................   7.3%
Utilities....................................   7.2%
Consumer Staples.............................   5.0%
Materials....................................   4.7%
Telecommunication Services...................   1.9%
Investments of Cash Collateral for Securities
  Loaned.....................................  17.2%
Short-Term Investments.......................   0.2%
TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
Federated Department Stores, Inc.............   1.1%
Phelps Dodge Corp............................   1.0%
Sunoco, Inc..................................   1.0%
Norfolk Southern Corp........................   1.0%
Principal Financial Group....................   1.0%
Nucor Corp...................................   1.0%
Kerr-McGee Corp..............................   1.0%
E*Trade Financial Corp.......................   0.9%
Kroger Co. (The).............................   0.9%
Humana, Inc..................................   0.9%

--------------------------------------------------------------------------------
* Percentages indicated are based upon net assets as of December 31, 2005 The Portfolio's composition is subject to change

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 4

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED), CONTINUED

TEN YEAR PORTFOLIO PERFORMANCE
[GRAPH]                   Value of $10,000 Investment

                                                   DIVERSIFIED MID CAP
                                                        PORTFOLIO             RUSSELL MIDCAP INDEX        S&P MIDCAP 400 INDEX
                                                   -------------------        --------------------        --------------------
12/95                                                     10000                        10000                       10000
12/96                                                     12453                      11969.2                     11890.4
12/97                                                     15771                      15441.1                     15725.5
12/98                                                     16544                      17000.2                     18731.5
12/99                                                     18281                      20099.7                     21489.4
12/00                                                     21836                      21757.6                     25251.2
12/01                                                     20957                      20534.4                     25098.2
12/02                                                     17225                        17211                     21455.9
12/03                                                     22468                      24105.6                       29098
12/04                                                     25708                      28979.2                     33894.6
12/05                                                     30103                      32645.5                       38150

----------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                            DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
                                                             INCEPTION DATE        1 YEAR        5 YEAR        10 YEAR
----------------------------------------------------------------------------------------------------------------------
  Diversified Mid Cap Portfolio                                 03/30/95           17.10%        6.63%          11.65%
----------------------------------------------------------------------------------------------------------------------

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Investment Trust Diversified Mid Cap Portfolio, S&P MidCap 400 Index and the Russell Midcap Index. The performance of the Portfolio assumes reinvestment of all dividends. The performance of the indices does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Index measures the performance of 800 smallest companies of the Russell 1000 Index. The S&P MidCap 400 Index represents the performance of the mid-size company segment of the U.S. stock market. The benchmark index for the Portfolio was changed effective May 1, 2005 from the S&P MidCap 400 Index to the Russell Midcap Index in order to better represent the investment policies for comparison purposes. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2005

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------   -----------------------------  ------------
LONG-TERM INVESTMENTS (98.9%):
COMMON STOCKS (98.9%):
Aerospace & Defense (0.8%):
   10,000   Precision Castparts Corp. ...       518,100
                                           ------------
Auto Components (0.7%):
   25,875   Goodyear Tire & Rubber Co.
              (The) (a) (c)..............       449,708
                                           ------------
Biotechnology (0.4%):
    8,300   Applera Corp. Applied
              Biosystems Group...........       220,448
                                           ------------
Building Products (0.7%):
    6,725   USG Corp. (a) (c)............       437,125
                                           ------------
Capital Markets (2.8%):
    5,263   Affiliated Managers Group,
              Inc. (a) (c)...............       422,356
    9,850   American Capital Strategies
              Ltd. (c)...................       356,668
   28,484   E*Trade Financial Corp.
              (a)........................       594,176
   10,300   Raymond James Financial, Inc.
              (c)........................       388,001
                                           ------------
                                              1,761,201
                                           ------------
Commercial Banks (3.4%):
   17,750   Colonial BancGroup, Inc.
              (The)......................       422,805
   14,425   TD Banknorth, Inc. ..........       419,046
    4,700   UnionBanCal Corp. ...........       322,984
    6,550   Westcorp.....................       436,296
    6,900   Zions Bancorp................       521,364
                                           ------------
                                              2,122,495
                                           ------------
Commercial Services & Supplies (2.4%):
   10,650   Career Education Corp. (a)...       359,118
   12,425   Equifax, Inc. ...............       472,398
    6,500   Herman Miller, Inc. .........       183,235
   15,000   R.R. Donnelley & Sons Co.
              (c)........................       513,150
                                           ------------
                                              1,527,901
                                           ------------
Communications Equipment (1.3%):
   12,075   Adtran, Inc. (c).............       359,110
   11,290   Harris Corp. ................       485,583
                                           ------------
                                                844,693
                                           ------------
Computers & Peripherals (2.2%):
    6,850   Apple Computer, Inc. (a).....       492,446
    6,200   SanDisk Corp. (a)............       389,484
   27,975   Western Digital Corp. (a)
              (c)........................       520,615
                                           ------------
                                              1,402,545
                                           ------------
Construction Materials (0.7%):
    3,425   Eagle Materials, Inc. (c)....       419,083
                                           ------------
Consumer Finance (1.1%):
   14,525   AmeriCredit Corp. (a)........       372,276
    8,525   CompuCredit Corp. (a) (c)....       328,042
                                           ------------
                                                700,318
                                           ------------
Containers & Packaging (0.4%):
   14,100   Crown Holdings, Inc. (a).....       275,373
                                           ------------

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------   -----------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Diversified Consumer Services (0.7%):
   52,200   Service Corp.
              International..............       426,996
                                           ------------
Diversified Financial Services (1.0%):
   13,100   Principal Financial Group
              (c)........................       621,333
                                           ------------
Diversified Telecommunication Services (1.9%):
   15,140   AT&T, Inc. (m)...............       370,779
   13,525   CenturyTel, Inc. ............       448,489
   16,525   Telewest Global, Inc. (a)....       393,625
                                           ------------
                                              1,212,893
                                           ------------
Electric Utilities (2.8%):
    9,625   Edison International.........       419,746
   19,325   PPL Corp. ...................       568,155
    6,900   TXU Corp. ...................       346,311
    7,425   WPS Resources Corp. (c)......       410,677
                                           ------------
                                              1,744,889
                                           ------------
Electronic Equipment & Instruments (1.4%):
   14,150   Arrow Electronics, Inc.
              (a)........................       453,225
   18,250   Avnet, Inc. (a)..............       436,905
                                           ------------
                                                890,130
                                           ------------
Food & Staples Retailing (1.5%):
   31,400   Kroger Co. (The) (a).........       592,832
   15,150   Safeway, Inc. ...............       358,449
                                           ------------
                                                951,281
                                           ------------
Food Products (1.2%):
   15,375   Archer-Daniels-Midland
              Co. .......................       379,148
   12,000   Pilgrim's Pride Corp., Class
              B (c)......................       397,920
                                           ------------
                                                777,068
                                           ------------
Health Care Providers & Services (6.5%):
    3,800   Aetna, Inc. .................       358,378
   11,200   AmerisourceBergen Corp. .....       463,680
    2,725   Cigna Corp. .................       304,382
   11,450   Community Health Systems,
              Inc. (a)...................       438,993
    9,201   Coventry Health Care, Inc.
              (a)........................       524,089
    3,825   Express Scripts, Inc. (a)....       320,535
    9,200   Health Net, Inc. (a).........       474,260
   10,675   Humana, Inc. (a).............       579,973
    5,100   Sierra Health Services, Inc.
              (a) (c)....................       407,796
    2,697   WellPoint, Inc. (a)..........       215,194
                                           ------------
                                              4,087,280
                                           ------------
Hotels, Restaurants & Leisure (2.0%):
    6,050   Choice Hotels International,
              Inc. (c)...................       252,648
   13,800   Darden Restaurants, Inc. ....       536,544
   13,875   GTECH Holdings Corp. (c).....       440,393
                                           ------------
                                              1,229,585
                                           ------------
Household Durables (4.6%):
    5,825   Black & Decker Corp. ........       506,542

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 6

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------   -----------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Household Durables, continued:
    6,550   KB Home......................       475,923
    8,475   Lennar Corp., Class A........       517,144
    2,750   Meritage Homes Corp. (a)
              (c)........................       173,030
   13,000   Pulte Homes, Inc. ...........       511,680
   10,175   Standard-Pacific Corp. ......       374,440
    9,175   Toll Brothers, Inc. (a)......       317,822
                                           ------------
                                              2,876,581
                                           ------------
Household Products (0.7%):
    8,225   Energizer Holdings, Inc.
              (a)........................       409,523
                                           ------------
Industrial Conglomerates (1.3%):
    6,450   Teleflex, Inc. (c)...........       419,121
    7,600   Walter Industries, Inc.
              (c)........................       377,872
                                           ------------
                                                796,993
                                           ------------
Insurance (4.2%):
   12,150   Assurant, Inc. ..............       528,403
   10,100   CNA Financial Corp. (a)......       330,573
    9,625   First American Corp. ........       436,013
   15,250   HCC Insurance Holdings,
              Inc. ......................       452,620
    3,950   Loews Corp. .................       374,658
   11,575   W.R. Berkley Corp. ..........       551,201
                                           ------------
                                              2,673,468
                                           ------------
Internet Software & Services (0.6%):
   35,850   EarthLink, Inc. (a)..........       398,294
                                           ------------
IT Services (0.7%):
    9,800   Global Payments, Inc. .......       456,778
                                           ------------
Machinery (2.9%):
    5,434   Cummins, Inc. (c)............       487,593
   10,600   Oshkosh Truck Corp. (c)......       472,654
    5,800   Reliance Steel & Aluminum
              Co. .......................       354,496
    8,725   Terex Corp. (a)..............       518,265
                                           ------------
                                              1,833,008
                                           ------------
Media (2.7%):
   10,600   Dex Media, Inc. .............       287,154
   10,200   John Wiley & Sons, Inc.,
              Class A....................       398,208
    5,000   McGraw-Hill Cos., Inc.
              (The)......................       258,150
    4,400   Omnicom Group, Inc. .........       374,572
    6,350   R.H. Donnelley Corp. (a).....       391,287
                                           ------------
                                              1,709,371
                                           ------------
Metals & Mining (3.6%):
   15,025   Allegheny Technologies,
              Inc. ......................       542,102
    9,200   Nucor Corp. .................       613,824
    4,525   Phelps Dodge Corp. ..........       651,012
    6,675   Southern Copper Corp. (c)....       447,091
                                           ------------
                                              2,254,029
                                           ------------

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------   -----------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Multi-Utilities (4.4%):
   31,675   CenterPoint Energy, Inc.
              (c)........................       407,024
   10,000   Constellation Energy Group,
              Inc. ......................       576,000
   11,675   Energen Corp. ...............       424,036
   13,750   MDU Resources Group, Inc. ...       450,175
   10,475   National Fuel Gas Co. (c)....       326,715
   12,725   Sempra Energy................       570,589
                                           ------------
                                              2,754,539
                                           ------------
Multiline Retail (2.8%):
   10,000   Federated Department Stores,
              Inc. ......................       663,300
    9,300   J.C. Penney Co., Inc. .......       517,080
   15,000   Nordstrom, Inc. .............       561,000
                                           ------------
                                              1,741,380
                                           ------------
Oil, Gas & Consumable Fuels (7.3%):
    4,800   Burlington Resources,
              Inc. ......................       413,760
   12,100   Frontier Oil Corp. (c).......       454,113
    6,700   Kerr-McGee Corp. ............       608,762
    5,450   Marathon Oil Corp. ..........       332,287
   10,400   Newfield Exploration Co.
              (a)........................       520,728
   10,175   Noble Energy, Inc. ..........       410,052
    4,575   Occidental Petroleum
              Corp. .....................       365,451
    7,975   Sunoco, Inc. ................       625,080
    8,525   Tesoro Corp. ................       524,714
    6,786   Valero Energy Corp. .........       350,158
                                           ------------
                                              4,605,105
                                           ------------
Pharmaceuticals (3.6%):
    8,675   Barr Pharmaceuticals, Inc.
              (a)........................       540,366
   14,425   Endo Pharmaceuticals
              Holdings, Inc. (a).........       436,500
   28,950   King Pharmaceuticals, Inc.
              (a)........................       489,834
    5,975   Kos Pharmaceuticals, Inc. (a)
              (c)........................       309,087
    8,175   Omnicare, Inc. ..............       467,773
                                           ------------
                                              2,243,560
                                           ------------
Real Estate (6.3%):
    9,650   AMB Property Corp. REIT
              (m)........................       474,490
    8,075   CB Richard Ellis Services,
              Inc., Class A (a) (c)......       475,214
   10,150   CBL & Associates Properties,
              Inc., REIT.................       401,027
   11,520   General Growth Properties,
              Inc. REIT..................       541,325
    9,800   Hospitality Properties Trust
              REIT.......................       392,980
    6,600   Macerich Co. (The) REIT......       443,124
    5,000   Simon Property Group, Inc.
              REIT.......................       383,150
   18,550   Trizec Properties, Inc. REIT
              (c)........................       425,166
   13,875   Ventas, Inc. REIT............       444,277
                                           ------------
                                              3,980,753
                                           ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------   -----------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Road & Rail (2.4%):
    6,725   Burlington Northern Santa Fe
              Corp. .....................       476,264
    8,325   CSX Corp. ...................       422,660
   13,885   Norfolk Southern Corp. ......       622,465
                                           ------------
                                              1,521,389
                                           ------------
Semiconductors & Semiconductor Equipment (4.4%):
   22,825   Freescale Semiconductor,
              Inc., Class B (a)..........       574,505
   10,125   Lam Research Corp. (a).......       361,260
   39,750   LSI Logic Corp. (a)..........       318,000
   19,225   MEMC Electronic Materials,
              Inc. (a)...................       426,218
   21,450   National Semiconductor
              Corp. .....................       557,271
   14,150   Nvidia Corp. (a).............       517,324
                                           ------------
                                              2,754,578
                                           ------------
Software (3.4%):
   22,250   BMC Software, Inc. (a).......       455,902
   27,825   Cadence Design Systems, Inc.
              (a)........................       470,799
   52,025   Compuware Corp. (a)..........       466,664
    7,150   Fair Isaac Corp. (c).........       315,816
   18,525   Sybase, Inc. (a).............       404,957
                                           ------------
                                              2,114,138
                                           ------------
Specialty Retail (2.8%):
   18,875   American Eagle Outfitters,
              Inc. ......................       433,747
    9,965   Barnes & Noble, Inc. ........       425,207
   15,000   Claire's Stores, Inc. .......       438,300
   10,800   Sherwin-Williams Co. (The)...       490,536
                                           ------------
                                              1,787,790
                                           ------------
Textiles, Apparel & Luxury Goods (0.5%):
    5,700   Polo Ralph Lauren Corp. .....       319,998
                                           ------------
Thrifts & Mortgage Finance (2.2%):
    6,225   Downey Financial Corp. (c)...       425,728
   11,125   PMI Group, Inc. (The) (c)....       456,904
    8,650   Radian Group, Inc. ..........       506,803
                                           ------------
                                              1,389,435
                                           ------------
Tobacco (1.6%):
   10,700   Loews Corp. -- Carolina
              Group......................       470,693
    5,500   Reynolds American, Inc.
              (c)........................       524,315
                                           ------------
                                                995,008
                                           ------------
  Total Common Stocks
  (Cost $54,254,904)                         62,236,163
                                           ------------
SHORT-TERM INVESTMENT (0.2%):
INVESTMENT COMPANY (0.2%):
  130,618   JPMorgan Liquid Assets Money
              Market Fund (b) (m) (Cost
              $130,618)..................       130,618
                                           ------------

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------   -----------------------------  ------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED
  (17.2%):
Certificates of Deposit (1.7%):
  600,000   Credit Suisse First Boston,
              FRN, 4.27%, 10/17/06.......       600,000
  499,993   Wells Fargo Bank San
              Francisco, FRN, 4.30%,
              01/27/06...................       499,993
                                           ------------
                                              1,099,993
                                           ------------
Commercial Paper (0.9%):
  500,000   Morgan Stanley, FRN, 4.33%,
              04/17/06...................       500,000
   59,243   Sigma Finance, Inc., FRN,
              4.41%, 02/27/06............        59,243
                                           ------------
                                                559,243
                                           ------------
Corporate Notes (3.6%):
  500,000   Bank of America, FRN, 4.31%,
              11/07/06...................       500,000
   39,494   CC USA, Inc., FRN, 4.42%,
              02/17/06...................        39,494
  600,000   CDC Financial Products, Inc.,
              FRN, 4.35%, 01/30/06.......       600,000
  575,000   Citigroup Global Markets
              Holding, Inc., FRN, 4.32%,
              01/06/06...................       575,000
   39,502   Citigroup Global Markets
              Holding, Inc., FRN, 4.59%,
              12/12/06...................        39,502
  451,268   Links Finance LLC, FRN,
              4.29%, 10/06/06............       451,268
   59,253   MBIA Global Funding LLC, FRN,
              4.48%, 01/26/07............        59,253
                                           ------------
                                              2,264,517
                                           ------------
Repurchase Agreements (11.0%):
  923,927   Banc of America Securities
              LLC, 4.26%, dated 12/30/05
              due 01/03/06, repurchase
              price $924,364,
              collateralized by U.S.
              Government Agency
              Mortgages..................       923,927
2,000,000   Lehman Brothers Inc., 4.26%,
              dated 12/30/05, due
              01/03/06, repurchase price
              $2,000,947, collateralized
              by U.S. Government Agency
              Mortgages..................     2,000,000
2,000,000   Morgan Stanley, 4.27%, dated
              12/30/05, due 01/03/06,
              repurchase price
              $2,000,949, collateralized
              by U.S. Government Agency
              Mortgages..................     2,000,000

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION         VALUE($)
---------   -----------------------------  ------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements, continued:
2,000,000   UBS Securities LLC, 4.26%,
              dated 12/30/05, due
              01/03/06, repurchase price
              $2,000,947, collateralized
              by U.S. Government Agency
              Mortgages..................     2,000,000
                                           ------------
                                              6,923,927
                                           ------------
  Total Investments of Cash Collateral
  for Securities Loaned (Cost
  $10,847,680)                               10,847,680
                                           ------------
TOTAL INVESTMENTS (116.3%):
  (Cost $65,233,202)                         73,214,461
LIABILITIES IN EXCESS OF OTHER ASSETS
  ((16.3)%):                                (10,255,420)
                                           ------------
NET ASSETS (100.0%):                       $ 62,959,041
                                           ============

------------
Percentages indicated are based on net assets.

Abbreviations:


(a)  Non-income producing security.
(b)  Investment in affiliate. Money market fund registered under the Investment Company Act of
     1940, as amended, and advised by JPMorgan Investment Advisors Inc.
(c)  Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(m)  All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

FRN  Floating Rate Note.
REIT Real Estate Investment Trust.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005
See notes to financial statements.

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2005

ASSETS:
Investments in non-affiliates, at value.....................    $73,083,843
Investments in affiliates, at value.........................        130,618
                                                                -----------
Total investment securities, at value.......................     73,214,461
Receivables:
  Investment securities sold................................        614,445
  Portfolio shares sold.....................................         73,837
  Interest and dividends....................................         86,168
                                                                -----------
Total Assets................................................     73,988,911
                                                                -----------
LIABILITIES:
Payables:
  Collateral for securities lending program.................     10,847,680
  Portfolio shares redeemed.................................        138,093
Accrued liabilities:
  Investment advisory fees..................................         35,679
  Administration fees.......................................          7,372
  Other.....................................................          1,046
                                                                -----------
Total liabilities...........................................     11,029,870
                                                                -----------
NET ASSETS..................................................    $62,959,041
                                                                ===========
NET ASSETS:
Paid in capital.............................................    $43,280,127
Accumulated undistributed (distributions in excess of) net
  investment income.........................................        258,443
Accumulated net realized gains (losses) from investments....     11,439,212
Net unrealized appreciation (depreciation) from
  investments...............................................      7,981,259
                                                                -----------
Net Assets..................................................    $62,959,041
                                                                ===========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)...........      3,145,234
Net asset value, offering and redemption price per share
  (unlimited amount authorized, no par value)...............    $     20.02
Cost of investments.........................................    $65,233,202
Market value of securities on loan..........................    $10,578,763

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividend income.............................................    $   767,922
Dividend income from affiliates (a).........................         23,943
Income from securities lending (net)........................         42,159
Foreign taxes withheld......................................           (112)
                                                                -----------
Total investment income.....................................        833,912
                                                                -----------
EXPENSES:
Investment advisory fees....................................        447,538
Administration fees.........................................         88,937
Custodian fees..............................................         13,974
Interest expense............................................            191
Professional fees...........................................         17,940
Trustees' fees..............................................            138
Transfer agent fees.........................................          4,363
Other.......................................................         16,810
                                                                -----------
Total expenses..............................................        589,891
                                                                -----------
Less amounts waived.........................................        (15,854)
Less earnings credits.......................................           (173)
                                                                -----------
  Net expenses..............................................        573,864
                                                                -----------
Net investment income (loss)................................        260,048
                                                                -----------
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments...    $11,456,788
Change in net unrealized appreciation (depreciation) of
  investments...............................................     (2,165,263)
                                                                -----------
Net realized/unrealized gains (losses)......................      9,291,525
                                                                -----------
Change in net assets resulting from operations..............    $ 9,551,573
                                                                ===========
(a) Includes reimbursements of investment advisory and
  administration fees.......................................    $     3,142
                                                                -----------

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income (loss)..............................  $    260,048    $     79,425
  Net realized gain (loss) on investments...................    11,456,788       9,748,113
  Change in net unrealized appreciation (depreciation) of
    investments.............................................    (2,165,263)     (1,960,744)
                                                              ------------    ------------
Change in net assets resulting from operations..............     9,551,573       7,866,794
                                                              ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................       (79,752)       (118,268)
  From net realized gains...................................    (1,921,835)             --
                                                              ------------    ------------
Total distributions to shareholders.........................    (2,001,587)       (118,268)
                                                              ------------    ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................     7,980,708       4,065,311
  Dividends reinvested......................................     2,001,587         118,268
  Cost of shares redeemed...................................   (14,970,000)    (10,742,474)
                                                              ------------    ------------
Change in net assets from capital transactions..............    (4,987,705)     (6,558,895)
                                                              ------------    ------------
NET ASSETS:
  Change in net assets......................................     2,562,281       1,189,631
  Beginning of period.......................................    60,396,760      59,207,129
                                                              ------------    ------------
  End of period.............................................  $ 62,959,041    $ 60,396,760
                                                              ============    ============
Accumulated undistributed (distributions in excess of) net
  investment income.........................................  $    258,443    $     78,147
                                                              ============    ============
SHARE TRANSACTIONS:
  Issued....................................................       425,575         255,958
  Reinvested................................................       115,299           7,452
  Redeemed..................................................      (807,861)       (671,657)
                                                              ------------    ------------
Change in shares............................................      (266,987)       (408,247)
                                                              ============    ============

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2002           2001
                                          ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD....    $ 17.70        $ 15.50        $ 11.91        $ 14.49        $ 17.83
                                            -------        -------        -------        -------        -------
INVESTMENT OPERATIONS:
  Net investment income (loss)..........       0.08           0.02           0.03           0.03           0.04
  Net realized and unrealized gains
    (losses) on investments.............       2.85           2.21           3.59          (2.61)         (0.95)
                                            -------        -------        -------        -------        -------
    Total from investment operations....       2.93           2.23           3.62          (2.58)         (0.91)
                                            -------        -------        -------        -------        -------
DISTRIBUTIONS:
  Net investment income.................      (0.02)         (0.03)         (0.03)            --          (0.04)
  Net realized gains....................      (0.59)            --             --             --          (2.39)
                                            -------        -------        -------        -------        -------
    Total distributions.................      (0.61)         (0.03)         (0.03)            --          (2.43)
                                            -------        -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD..........    $ 20.02        $ 17.70        $ 15.50        $ 11.91        $ 14.49
                                            =======        =======        =======        =======        =======
TOTAL RETURN............................      17.10%         14.42%         30.44%        (17.81)%        (4.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)........    $62,959        $60,397        $59,207        $43,303        $50,785
RATIOS TO AVERAGE NET ASSETS:
  Net expenses..........................       0.95%          0.93%          0.94%          0.95%          0.95%
  Net investment income (loss)..........       0.43%          0.14%          0.24%          0.20%          0.24%
  Expenses without waivers,
    reimbursements and earnings
    credits.............................       0.98%          0.94%          0.98%          1.00%          0.98%
PORTFOLIO TURNOVER RATE.................        151%            98%            79%            29%            52%

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION

   JPMorgan Investment Trust (formerly One Group Investment Trust) (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The Diversified Mid Cap Portfolio is a separate Portfolio of the Trust (the "Portfolio").

   Effective May 1, 2005, the Board of Trustees approved the name change from One Group Investment Trust Diversified Mid Cap Portfolio to JPMorgan Investment Trust Diversified Mid Cap Portfolio.

   Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS

     Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Portfolio's adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

     B. REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

     C. SECURITIES LENDING

     To generate additional income, the Portfolio may lend up to 33 1/3% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (collectively, U.S. government securities"). JPMorgan Chase Bank, N.A. ("JPMCB"), an

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 14

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     affiliate of the Portfolio, serves as lending agent to the Portfolio pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending Agreement"). The Securities Lending Agreement was effective with respect to the Diversified Mid Cap Portfolio on October 18, 2004 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005.

     Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for use of the cash collateral. For loans secured by US government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and fees) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

     Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to
     (i) 0.06%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 0.1142%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period from the effective date of the Agreement through December 31, 2005, JPMCB voluntarily reduced its fees to: (i) 0.05% for each Loan of U.S. Securities and (ii) 0.10% for each Loan of non-U.S. Securities, respectively.

     As of December 31, 2005, the Portfolio had securities with the following market values on loan, received the following collateral for the period then ended and paid the following amounts to related party affiliates:

        LENDING      MARKET      MARKET VALUE
         AGENT      VALUE OF      OF LOANED
       FEES PAID   COLLATERAL     SECURITIES
       ---------   -----------   ------------
        $10,681    $10,847,680   $10,578,763

     Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio for any losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

     The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

     E. ALLOCATION OF EXPENSES

     Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     F. FEDERAL INCOME TAXES

     The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

     G. FOREIGN TAXES

     The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which it invests.

     H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. As of December 31, 2005, there were no reclassifications needed within the capital accounts.

     The Portfolio may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE

     Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the "Advisor") (formerly known as Banc One Investment Advisors Corporation) acts as the investment advisor to the Portfolio. The Advisor is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio's average daily net assets at an annual fee rate of 0.74%.

     The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administrative fees are waived and/or reimbursed to the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio's investment in an affiliated money market fund.

     B. ADMINISTRATION FEE

     Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator") (formerly One Group Administrative Services, Inc.), an indirect, wholly-owned subsidiary of JPMorgan provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

     JPMCB provides portfolio fund accounting services for the Portfolio and receives a portion of the fees payable to the Administrator.

     Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS") began serving as the Portfolio's Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Portfolio's Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     C. DISTRIBUTION FEES

     Effective May 1, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, serves as the Trust's exclusive underwriter and promotes and arranges for the sale of the Portfolio's shares. The Distributor receives no compensation in its capacity as the Portfolio's underwriter.

     D. CUSTODIAN FEES

     JPMCB provides portfolio custodian services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody services are included in custodian fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

     Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

     E. WAIVERS AND REIMBURSEMENTS

     The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.95% of the Portfolio's average daily net assets.

     The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The expense limitation percentage above is in place until at least April 30, 2006.

     For the year ended December, 2005, the Portfolio's Advisor waived investment advisory fees for the Portfolio in the amount of $15,854. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

     F. OTHER

     Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Portfolio for serving in their respective roles.

     The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

     During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

     The Portfolio may use related party brokers/dealers. For the year ended December 31, 2005, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

     The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

   During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows:

PURCHASES (EXCLUDING    SALES (EXCLUDING
  U.S. GOVERNMENT)      U.S. GOVERNMENT)
--------------------    -----------------
    $90,281,632            $96,779,785

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

5. FEDERAL INCOME TAX MATTERS

   For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows:

                 GROSS          GROSS       NET UNREALIZED
 AGGREGATE     UNREALIZED     UNREALIZED     APPRECIATION
   COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
-----------   ------------   ------------   --------------
$65,275,041    $8,826,519     $(887,099)      $7,939,420

   The difference between book and tax basis unrealized appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

   The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

                     NET             TOTAL
   ORDINARY       LONG-TERM         TAXABLE
    INCOME      CAPITAL GAINS    DISTRIBUTIONS
   --------     -------------    -------------
   $79,752       $1,921,835       $2,001,587

   The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                    TOTAL
   ORDINARY        TAXABLE
    INCOME      DISTRIBUTIONS
   --------     -------------
   $118,268       $118,268

   As of December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

                       CURRENT
                    DISTRIBUTABLE
                      LONG-TERM
     CURRENT       CAPITAL GAIN OR
  DISTRIBUTABLE       TAX BASIS         UNREALIZED
    ORDINARY        CAPITAL LOSS       APPRECIATION
     INCOME           CARRYOVER       (DEPRECIATION)
  -------------    ---------------    --------------
   $4,651,399        $7,089,800         $7,939,420

   The cumulative timing differences primarily consist of wash sale loss deferrals and deferred compensation.

6. BORROWINGS

   Effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

   As of December 31, 2005, the Portfolio had no outstanding borrowings from the unsecured uncommitted credit facility.

7. CONCENTRATIONS AND INDEMNIFICATIONS

   In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote. From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 18

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Investment Trust Diversified Mid Cap Portfolio, formerly One Group Investment Trust Diversified Mid Cap Portfolio (a Portfolio of JPMorgan Investment Trust hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2006

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED)

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO                    DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong       Retired; Vice President &                118           None.
(1941); Trustee            Treasurer of Ingersoll-Rand
since 2005; Trustee of     Company (manufacturer of
JPMorgan Funds since       industrial equipment)
1987.                      (1972-2000).


Roland R. Eppley, Jr.      Retired; President & Chief               118           None.
(1932); Trustee            Executive Officer, Eastern
since 2005; Trustee of     States Bankcard (1971-1988).
JPMorgan Funds since
1989.


John F. Finn               President and Chief Executive            117*          Director, Cardinal Health, Inc
(1947); Trustee            Officer of Gardner, Inc.                               (CAH) (1994-present); Director,
since 1998.                (wholesale distributor to                              The Crane Group (2003-present);
                           outdoor power equipment                                Chairman, The Columbus
                           industry) (1979-present).                              Association for the Performing
                                                                                  Arts (CAPA) (2003-present).


Dr. Matthew Goldstein      Chancellor of the City                   118           Director, Albert Einstein
(1941); Trustee            University of New York                                 School of Medicine
since 2005; Trustee of     (1999-present); President,                             (1998-present); Director of New
JPMorgan Funds since       Adelphi University (New York)                          Plan Excel Realty Trust, Inc.
2003.                      (1998-1999).                                           (real estate investment trust)
                                                                                  (2000- present); Director of
                                                                                  Lincoln Center Institute for
                                                                                  the Arts in Education
                                                                                  (1999-present).


Robert J. Higgins          Retired; Director of                     118           None.
(1945);                    Administration of the State of
Trustee since 2005;        Rhode Island (2003-2004);
Trustee of JPMorgan        President - Consumer Banking
Funds since 2002.          and Investment Services, Fleet
                           Boston Financial (1971-2001).


Peter C. Marshall          Self-employed business                   117*          None.
(1942); Trustee since      consultant (2002-present);
1994.                      Senior Vice President, W.D.
                           Hoard, Inc. (corporate parent
                           of DCI Marketing, Inc.)
                           (2000-2002); President, DCI
                           Marketing, Inc. (1992-2000).


Marilyn McCoy              Vice President of                        117*          Trustee, Mather LifeWays (1994-
(1948); Trustee since      Administration and Planning,                           present); Trustee, Carleton
1999.                      Northwestern University                                College (2003-present).
                           (1985-present).


William G. Morton, Jr.     Retired; Chairman Emeritus               118           Director of Radio Shack
(1937); Trustee since      (2001-2002), and Chairman and                          Corporation (electronics)
2005; Trustee of           Chief Executive Officer, Boston                        (1987-present); Director of The
JPMorgan Funds since       Stock Exchange (1985-2001).                            National Football Foundation
2003.                                                                             and College Hall of Fame (1994-
                                                                                  present); Trustee of the
                                                                                  Stratton Mountain School
                                                                                  (2001-present).


Robert A. Oden, Jr.        President, Carleton College              117*          Director, American University
(1946); Trustee since      (2002-present); President,                             in Cairo.
1997.                      Kenyon College (1995-2002).


JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 20

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED), CONTINUED

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO                    DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
Fergus Reid, III (1932);   Chairman of Lumelite                     118           Trustee of Morgan Stanley Funds
Trustee (Chairman) since   Corporation (plastics                                  (198 portfolios)
2005; Trustee of           manufacturing) (2003- present);                        (1995-present).
JPMorgan Funds since       Chairman and Chief Executive
1987.                      Officer of Lumelite Corporation
                           (1985-2002).


Frederick W. Ruebeck       Advisor, Jerome P. Green &               117*          Director, AMS Group (2001-
(1939); Trustee since      Associates, LLC (broker-dealer)                        present); Trustee, Wabash
1994.                      (2002-present); Chief                                  College (1988-present);
                           Investment Officer, Wabash                             Chairman, Indianapolis Symphony
                           College (2004-present);                                Orchestra Foundation
                           self-employed consultant                               (1994-present).
                           (January 2000-present);
                           Director of Investments, Eli
                           Lilly and Company (1988-1999).


James J. Schonbachler      Retired; Managing Director of            118           None.
(1943); Trustee since      Bankers Trust Company
2005; Trustee of           (financial services)
JPMorgan Funds since       (1968-1998).
2001.

INTERESTED TRUSTEE


Leonard M. Spalding,       Retired; Chief Executive                 118           Director, Glenview Trust
Jr.** (1935); Trustee      Officer of Chase Mutual Funds                          Company, LLC (2001-present);
since 2005; Trustee of     (investment company)                                   Trustee, St. Catherine College
JPMorgan Funds since       (1989-1998); President & Chief                         (1998-present); Trustee,
1998.                      Executive Officer of Vista                             Bellarmine University (2000-
                           Capital Management (investment                         present); Director,
                           management) (1990-1998); Chief                         Springfield- Washington County
                           Investment Executive of Chase                          Economic Development Authority
                           Manhattan Private Bank                                 (1997- present); Trustee,
                           (investment management)                                Marion and Washington County,
                           (1990-1998).                                           Kentucky Airport Board
                                                                                  (1998-present); Trustee,
                                                                                  Catholic Education Foundation
                                                                                  (2005-present).

------------

(1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan
     Funds Complex for which the Board of Trustees oversees includes nine registered investment companies (118 funds) as of December 31, 2005.
  *  This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds) as of December 31, 2005.
 **  Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED)

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO (SINCE)                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
George C.W. Gatch (1962),      Managing Director of JPMorgan Investment Management Inc.;
President (2004)               Director and President, JPMorgan Distribution Services, Inc.
                               and JPMorgan Funds Management, Inc. since 2005; Mr. Gatch is
                               CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo
                               Bank, as well as positions in business management, marketing and sales.


Robert L. Young (1963),        Director and Vice President of JPMorgan Distribution
Senior Vice President          Services, Inc. and JPMorgan Funds Management, Inc.; Chief
(2004)*                        Operating Officer, JPMorgan Funds since 2005, and One Group
                               Mutual Funds from 2001 until 2005. Mr. Young was Vice
                               President and Treasurer, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services) and Vice
                               President and Treasurer, JPMorgan Distribution Services,
                               Inc. (formerly One Group Dealer Services, Inc.) from 1999 to
                               2005.


Patricia A. Maleski (1960),    Vice President, JPMorgan Funds Management, Inc.; previously,
Vice President and Chief       Treasurer, JPMorgan Funds and Head of Funds Administration
Administrative Officer         and Board Liaison. Ms. Maleski was the Vice President of
(2004)                         Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan
                               Funds, prior to joining J.P. Morgan Chase & Co. in 2001.


Stephanie J. Dorsey (1969),    Vice President, JPMorgan Funds Management, Inc.; Director of
Treasurer (2004)*              Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services), from 2004 to
                               2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly
                               Bank One Corporation) from 2003 to 2004; prior to joining
                               Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.


Stephen M. Ungerman (1953),    Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman
Senior Vice President, Chief   was head of Fund Administration - Pooled Vehicles from 2000
Compliance Officer (2004)      to 2004. Mr. Ungerman held a number of positions in
                               Prudential Financial's asset management business prior to
                               2000.


Paul L. Gulinello (1950),      Vice President and Anti Money Laundering Compliance Officer
AML Compliance Officer         for JPMorgan Asset Management Americas, additionally
(2005)                         responsible for personal trading and compliance testing
                               since 2004; Treasury Services Operating Risk Management and
                               Compliance Executive supporting all JPMorgan Treasury
                               Services business units from July 2000 to 2004.


Stephen M. Benham (1959),      Vice President and Assistant General Counsel, JPMorgan Chase
Secretary (2005)               & Co. since 2004; Vice President (Legal Advisory) of Merrill
                               Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to
                               2000.


Elizabeth A. Davin (1964),     Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2004)*    & Co. since 2005; Senior Counsel, JPMorgan Chase & Co.
                               (formerly Bank One Corporation) from 2004-2005; Assistant
                               General Counsel and Associate General Counsel and Vice
                               President, Gartmore Global Investments, Inc. from 1999 to
                               2004.


Jessica K. Ditullio (1962),    Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2000)*    & Co. since 2005; Ms. Ditullio has served as an attorney
                               with various titles for JPMorgan Chase & Co. (formerly Bank
                               One Corporation) since 1990.


Nancy E. Fields (1949),        Vice President, JPMorgan Funds Management, Inc. and JPMorgan
Assistant Secretary (2000)*    Distribution Services, Inc.; from 1999-2005, Director,
                               Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services, Inc.) and
                               Senior Project Manager, Mutual Funds, JPMorgan Distribution
                               Services, Inc. (formerly One Group Dealer Services, Inc.).


Ellen W. O'Brien (1957),       Assistant Vice President, JPMorgan Investor Services, Co.,
Assistant Secretary (2005)**   responsible for Blue Sky registration; Ms. O'Brien has
                               served in this capacity since joining the firm in 1991.


Suzanne E. Cioffi (1967),      Vice President, JPMorgan Funds Management, Inc., responsible
Assistant Treasurer (2005)     for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration
                               conversion projects during the past five years.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 22

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED), CONTINUED

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO (SINCE)                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------


Christopher D. Walsh (1965),   Vice President, JPMorgan Funds Management, Inc., Mr. Walsh
Assistant Treasurer (2004)     has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the
                               mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual
                               Fund Administration at Prudential Investments from 1996 to
                               2000.

Arthur A. Jensen (1966),       Vice President, JPMorgan Funds Management, Inc. since April
Assistant Treasurer (2005)*    2005; formerly, Vice President of Financial Services of
                               BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting
                               Supervisor at Allstate Insurance Company prior to 2001.


------------

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

 * The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA
   02108.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
DECEMBER 31, 2005

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but no the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

ACTUAL EXPENSES

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies or Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                              BEGINNING                             EXPENSES PAID
                                               ACCOUNT        ENDING ACCOUNT        DURING PERIOD       ANNUALIZED
                                               VALUE,             VALUE,           JULY 1, 2005 TO       EXPENSE
                                            JULY 1, 2005     DECEMBER 31, 2005    DECEMBER 31, 2005       RATIO
                                           ---------------   -----------------   --------------------   ----------
Actual ..................................     $1,000.00          $1,097.60              $5.02              0.95%
Hypothetical ............................     $1,000.00          $1,020.42              $4.84              0.95%

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 24

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein ("Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Portfolio's management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio's performance against the Portfolio's peers and benchmarks and analyses by the Adviser of the Portfolio's performance. In addition, with respect to all funds, except the money market funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio's expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF"), an affiliate of the Adviser, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, the benefits to the Portfolio of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER
At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

FALL-OUT BENEFITS
The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMF, an affiliate of the Adviser, is expected to earn fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

ECONOMIES OF SCALE
The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of the Trust's assets, advised by the Adviser, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

INDEPENDENT WRITTEN EVALUATION OF THE PORTFOLIO'S CHIEF COMPLIANCE OFFICER
The Trustees noted that, upon their direction, the Chief Compliance Officer for the Investment Trust Diversified Mid Cap Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement. The Trustees considered the evaluation as noted in the Investment Performance section of this report.

FEES RELATIVE TO ADVISER'S OTHER CLIENTS
The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Adviser's other clients were reasonable.

INVESTMENT PERFORMANCE
The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Portfolio's Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio's performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's investment performance is summarized below:

The Trustees noted that although the three and five year performance of the Investment Trust Diversified Mid Cap Portfolio lagged that of its Universe Group, the Portfolio's one-year performance demonstrated improvement as the Portfolio had outperformed the median of its Universe Group. The Trustees found such performance satisfactory in view of the recent improvement, however, the Trustees accepted the Chief Compliance Officer's recommendation that, while considering the Portfolio's portfolio management team change within the past year, the Board's Equity Investment Sub-Committee would review the Portfolio's performance at each quarterly board meeting until improved performance is demonstrated over a period of time.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 26

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

ADVISORY FEES AND EXPENSE RATIOS
The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio's management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's advisory fees and expense ratios is summarized below:

The Trustees noted that the Investment Trust Diversified Mid Cap Portfolio's contractual advisory fee was within a reasonable range of the median of its Peer Group and that the fee was considered reasonable recognizing that the total actual expenses were lower than the median of the Portfolio's Universe Group.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

TAX LETTER (UNAUDITED)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio's income and distributions for the taxable year ended December 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

DIVIDENDS RECEIVED DEDUCTIONS (DRD)

100% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the Portfolio's fiscal year ended December 31, 2005.

The Portfolio hereby designates $1,921,835 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2005.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS SERVICE CENTER AT 1-800-480-4111 FOR A PORTFOLIO PROSPECTUS. YOU CAN ALSO VISIT US AT WWW.JPMORGANFUNDS.COM. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its portfolio holdings as of the last day that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or in the variable insurance portfolio section of www.jpmorganfunds.com no later than August 31 of each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.



                                                                [JPMORGAN LOGO]
                                                                Asset Management




AN-JPMITDMC-1205

                        ANNUAL REPORT DECEMBER 31, 2005








                                    JPMorgan
                                   Investment
                                      Trust






              JPMorgan Investment Trust Large Cap Growth Portfolio






NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE                           [JPMORGAN LOGO]
This material must be preceded or accompanied by a current prospectus.          Asset Management

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

TABLE OF CONTENTS


President's Letter .........................................    2

Portfolio Commentary .......................................    3

Schedule of Portfolio Investments ..........................    5

Statement of Assets and Liabilities ........................    8

Statement of Operations ....................................    9

Statement of Changes in Net Assets .........................   10

Financial Highlights .......................................   11

Notes to Financial Statements ..............................   12

Report of Independent Registered Public Accounting Firm ....   17

Trustees ...................................................   18

Officers ...................................................   20

Schedule of Shareholder Expenses ...........................   22

Board Approval of Investment Advisory Agreements ...........   23

Tax Letter .................................................   26


HIGHLIGHTS

- The U.S. equity market overcame several challenges.

- FOMC raised rates at a measured pace.

- The outlook for equity markets is somewhat mixed.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively "Policies") offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans ("Eligible Plans"). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PRESIDENT'S LETTER (UNAUDITED)                                  JANUARY 10, 2006

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Investment Trust Large Cap Growth Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2005, along with a report from the Portfolio Managers.

STOCKS PRODUCE MODEST GAINS
The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues. While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced positive returns during the year.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to control inflation. After five rate hikes in 2004, the FOMC raised rates eight additional times in 2005. All told, short-term rates moved to 4.25% by the end of the period. Despite these actions and the destruction inflicted by the Gulf Coast hurricanes, the U.S. economy continued to expand at a brisk pace in 2005. U.S. gross domestic product
(GDP) was 3.8% in the first quarter of the year. Higher oil prices, which surpassed $70 a barrel, were cited as a reason for a fall in GDP to 3.1% in the second quarter of 2005. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter. While the estimate for fourth-quarter GDP has not yet been released by the U.S. Department of Commerce, another gain cannot be ruled out.

MIXED STOCK PERFORMANCE
The broad stock market, as measured by the S&P 500 Index, returned 4.91% in the period. While there were hopes for another strong rally in the fourth quarter of the year -- similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively -- this did not come to pass in 2005. Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market's gains at the end of the year. Elsewhere during the year, mid-capitalization stocks generated superior returns, with the Russell Midcap Index gaining 12.65%. Large-capitalization stocks outperformed their small-capitalization counterparts in the period, as the Russell 1000 Index at 6.12% outperformed the Russell 2000 Index at 4.55%, respectively.

OUTLOOK
The outlook for equity markets is somewhat mixed. Positives include a solid economy, relatively lower oil prices and the possibility of the FOMC ending its interest rate hike campaign. On the other hand, corporate profits are expected to decelerate in 2006. In addition, should inflation increase, the FOMC may continue to raise rates. Given these uncertainties, investors should take a long-term approach with investments and maintain a diversified portfolio.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED)

Q. HOW DID THE PORTFOLIO PERFORM?
A. The JPMorgan Investment Trust Large Cap Growth Portfolio returned 5.05% in the 12 months ended December 31, 2005, compared to 5.26% for its benchmark, the Russell 1000 Growth Index.

Q. WHY DID THE PORTFOLIO PERFORM THIS WAY?
A. Positive contributors to performance in the year included Google from the media sector and Chicago Mercantile from the capital markets sector. Google's stock performed well as online search demand and international growth was strong. Additionally, Google's earnings continually beat Street expectations. Chicago Mercantile's stock was strong for the year as its trading volume increased 24.9% from 2004, achieving double-digit volume gains for the sixth consecutive year with growth mainly from its Globex electronic trading platform. Dampening results were stocks in the pharmaceutical sector, especially our holding in OSI Pharmaceuticals. Our initial investment in OSI was based on the company's promising cancer drug Tarceva. However, in 2005, the company announced a dilutive acquisition, which we did not support and we sold the stock soon after this announcement. Our position in First Marblehead, the financial outsourcing education lender, declined due to disappointing volume trends.

Q. HOW WAS THE PORTFOLIO MANAGED?
A. The Large Cap Growth Portfolio strategy utilizes active stock selection with a systematic valuation process and invests in a diversified portfolio of U.S. large-cap equities. To help ensure that stock selection is the principal source of the potential excess return, we allow only modest deviations in sector weightings, normally ranging from +/-4%, relative to the Russell 1000 Growth Index. We also stay fully invested, with cash limited to no more than 5% of portfolio value.

Q. WHAT IS THE OUTLOOK FOR THE PORTFOLIO?
A. The Portfolio continues to emphasize a bottom-up focus with a momentum and growth bias relative to the benchmark. Top overweights continue to be Google, Chicago Mercantile, United Healthcare, Crown Castle and Corning. The largest underweights include Cisco, IBM, Wal-Mart and Home Depot. The Portfolio's average market cap is close to the benchmark at $75 billion.

PORTFOLIO COMPOSITION*
Information Technology.......................  27.7%
Health Care..................................  21.5%
Industrials..................................  12.2%
Consumer Discretionary.......................  11.9%
Consumer Staples.............................   9.7%
Financials...................................   5.8%
Energy.......................................   4.6%
Telecommunication Services...................   2.6%
Materials....................................   1.9%
Investments of Cash Collateral for Securities
  Loaned.....................................   5.5%
Short-Term Investments.......................   2.0%
TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
Procter & Gamble Co..........................   4.0%
General Electric Co..........................   3.7%
Microsoft Corp...............................   3.2%
UnitedHealth Group, Inc......................   3.1%
Google, Inc., Class A........................   2.9%
Amgen, Inc...................................   2.4%
Johnson & Johnson............................   2.4%
Lowe's Cos., Inc.............................   2.3%
Altria Group, Inc............................   2.3%
Apple Computer, Inc..........................   2.1%

--------------------------------------------------------------------------------

*Percentages indicated are based upon net assets as of December 31, 2005. The Portfolio's composition is subject to change.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 4

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED), CONTINUED

TEN YEAR PORTFOLIO PERFORMANCE
[GRAPH]                   Value of $10,000 Investment

                                                                 LARGE CAP GROWTH PORTFOLIO         RUSSELL 1000 GROWTH INDEX
                                                                 --------------------------         -------------------------
12/95                                                                     10000.00                           10000.00
12/96                                                                     11667.00                           12382.80
12/97                                                                     15393.00                           16158.00
12/98                                                                     21745.00                           22412.10
12/99                                                                     28108.00                           29843.80
12/00                                                                     21655.00                           23151.70
12/01                                                                     17264.00                           18423.50
12/02                                                                     12348.00                           13286.00
12/03                                                                     15748.00                           17238.50
12/04                                                                     16858.00                           18324.50
12/05                                                                     17710.00                           19288.90

-------------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                               DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------------------
                                                                  INCEPTION DATE      1 YEAR        5 YEAR       10 YEAR
-------------------------------------------------------------------------------------------------------------------------
  Large Cap Growth Portfolio                                         08/01/94          5.05%         (3.94)%       5.88%
-------------------------------------------------------------------------------------------------------------------------

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Investment Trust Large Cap Growth Portfolio and the Russell 1000 Growth Index. The performance of the Portfolio assumes reinvestment of all dividends. The performance of the index does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Growth Index measures the performance of companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2005

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
---------   ----------------------------  ------------
LONG-TERM INVESTMENTS (97.9%):
COMMON STOCK (97.9%):
Aerospace & Defense (3.8%):
   65,600   Boeing Co. .................     4,607,744
   22,810   General Dynamics Corp. .....     2,601,481
   22,400   Lockheed Martin Corp. ......     1,425,312
                                          ------------
                                             8,634,537
                                          ------------
Air Freight & Logistics (1.1%):
   37,300   Expeditors International of
              Washington, Inc. (c)......     2,518,123
                                          ------------
Beverages (1.2%):
   45,600   PepsiCo, Inc. ..............     2,694,048
                                          ------------
Biotechnology (6.3%):
   69,534   Amgen, Inc. (a).............     5,483,452
   15,700   Celgene Corp. (a)...........     1,017,360
   44,140   Genentech, Inc. (a).........     4,082,950
   39,300   Gilead Sciences, Inc. (a)...     2,068,359
   48,410   MedImmune, Inc. (a).........     1,695,318
                                          ------------
                                            14,347,439
                                          ------------
Capital Markets (1.1%):
   25,800   Franklin Resources, Inc. ...     2,425,458
                                          ------------
Chemicals (1.9%):
   27,300   Monsanto Co. ...............     2,116,569
   43,920   Praxair, Inc. ..............     2,326,003
                                          ------------
                                             4,442,572
                                          ------------
Commercial Services & Supplies (1.7%):
   23,000   Corporate Executive Board
              Co. (c)...................     2,063,100
   49,000   Robert Half International,
              Inc. .....................     1,856,610
                                          ------------
                                             3,919,710
                                          ------------
Communications Equipment (6.1%):
   35,500   Cisco Systems, Inc. (a).....       607,760
  232,050   Corning, Inc. (a)...........     4,562,103
   39,300   Juniper Networks, Inc.
              (a).......................       876,390
  132,020   Motorola, Inc. .............     2,982,332
  112,680   QUALCOMM, Inc. .............     4,854,254
                                          ------------
                                            13,882,839
                                          ------------
Computers & Peripherals (4.0%):
   67,800   Apple Computer, Inc. (a)....     4,874,142
   79,690   Dell, Inc. (a)..............     2,389,903
   63,800   Hewlett-Packard Co. ........     1,826,594
                                          ------------
                                             9,090,639
                                          ------------
Diversified Financial Services (3.7%):
   13,070   Chicago Mercantile Exchange
              Holdings, Inc. ...........     4,803,094
   42,504   Lazard Ltd., Class A
              (Bermuda).................     1,355,878
   38,500   Moody's Corp. ..............     2,364,670
                                          ------------
                                             8,523,642
                                          ------------

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
---------   ----------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCK, CONTINUED:
Diversified Telecommunication Services (0.9%):
   90,895   Sprint Nextel Corp. ........     2,123,307
                                          ------------
Electrical Equipment (0.9%):
   51,600   Roper Industries, Inc. .....     2,038,716
                                          ------------
Energy Equipment & Services (1.5%):
    8,900   Schlumberger Ltd.
              (Netherlands).............       864,635
   70,440   Smith International, Inc.
              (c).......................     2,614,028
                                          ------------
                                             3,478,663
                                          ------------
Food & Staples Retailing (2.2%):
   28,800   Costco Wholesale Corp. .....     1,424,736
  136,400   CVS Corp. ..................     3,603,688
                                          ------------
                                             5,028,424
                                          ------------
Health Care Equipment & Supplies (2.7%):
   13,300   Alcon, Inc. (Switzerland)...     1,723,680
    5,000   Bausch & Lomb, Inc. ........       339,500
    7,700   Fisher Scientific
              International, Inc. (a)
              (c).......................       476,322
   62,100   Medtronic, Inc. ............     3,575,097
                                          ------------
                                             6,114,599
                                          ------------
Health Care Providers & Services (8.0%):
   30,300   Aetna, Inc. ................     2,857,593
   37,400   DaVita, Inc. (a)............     1,893,936
   52,600   HCA, Inc. (c)...............     2,656,300
   30,000   Laboratory Corp. of America
              Holdings (a) (c)..........     1,615,500
   39,100   Medco Health Solutions, Inc.
              (a).......................     2,181,780
  116,240   UnitedHealth Group, Inc. ...     7,223,154
                                          ------------
                                            18,428,263
                                          ------------
Hotels, Restaurants & Leisure (3.1%):
   29,800   Carnival Corp. (c)..........     1,593,406
   52,000   Marriott International,
              Inc., Class A.............     3,482,440
   60,300   McDonald's Corp. ...........     2,033,316
                                          ------------
                                             7,109,162
                                          ------------
Household Durables (0.8%):
   54,300   Toll Brothers, Inc. (a).....     1,880,952
                                          ------------
Household Products (4.0%):
  160,313   Procter & Gamble Co. (c)....     9,278,916
                                          ------------
Industrial Conglomerates (3.7%):
  242,400   General Electric Co. .......     8,496,120
                                          ------------
Insurance (1.0%):
   31,500   Prudential Financial,
              Inc. .....................     2,305,485
                                          ------------
Internet & Catalog Retail (0.6%):
   33,480   eBay, Inc. (a)..............     1,448,010
                                          ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 6

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
---------   ----------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCK, CONTINUED:
Internet Software & Services (3.8%):
   16,250   Google, Inc., Class A (a)...     6,741,475
   48,400   Yahoo!, Inc. (a)............     1,896,312
                                          ------------
                                             8,637,787
                                          ------------
IT Services (4.2%):
   15,920   Affiliated Computer
              Services, Inc., Class A
              (a).......................       942,146
   76,100   Automatic Data Processing,
              Inc. .....................     3,492,229
   64,800   Cognizant Technology
              Solutions Corp., Class A
              (a).......................     3,262,680
   45,500   Iron Mountain, Inc. (a)
              (c).......................     1,921,010
                                          ------------
                                             9,618,065
                                          ------------
Media (0.8%):
   21,000   Getty Images, Inc. (a)
              (c).......................     1,874,670
                                          ------------
Multiline Retail (1.3%):
   54,800   Target Corp. ...............     3,012,356
                                          ------------
Oil, Gas & Consumable Fuels (3.0%):
   48,600   EOG Resources, Inc. ........     3,565,782
   13,000   Newfield Exploration Co.
              (a).......................       650,910
   52,600   Valero Energy Corp. ........     2,714,160
                                          ------------
                                             6,930,852
                                          ------------
Pharmaceuticals (4.6%):
   89,900   Johnson & Johnson...........     5,402,990
   48,100   Teva Pharmaceutical
              Industries Ltd. (Israel)
              ADR (c)...................     2,068,781
   64,800   Wyeth.......................     2,985,336
                                          ------------
                                            10,457,107
                                          ------------
Road & Rail (1.0%):
   33,800   Burlington Northern Santa Fe
              Corp. ....................     2,393,716
                                          ------------
Semiconductors & Semiconductor Equipment (4.3%):
  153,720   Intel Corp. ................     3,836,851
   54,300   Marvell Technology Group
              Ltd. (Bermuda) (a)........     3,045,687
   96,600   Texas Instruments, Inc. ....     3,097,962
                                          ------------
                                             9,980,500
                                          ------------
Software (5.4%):
   65,800   Adobe Systems, Inc. ........     2,431,968
   58,200   Autodesk, Inc. .............     2,499,690
      173   Computer Associates
              International, Inc. ......         4,877
  283,700   Microsoft Corp. ............     7,418,755
                                          ------------
                                            12,355,290
                                          ------------

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
---------   ----------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCK, CONTINUED:
Specialty Retail (4.3%):
   80,000   Lowe's Cos., Inc. ..........     5,332,800
   44,500   Michaels Stores, Inc. ......     1,573,965
  127,755   Staples, Inc. ..............     2,901,316
                                          ------------
                                             9,808,081
                                          ------------
Textiles, Apparel & Luxury Goods (0.9%):
   63,600   Coach, Inc. (a).............     2,120,424
                                          ------------
Tobacco (2.3%):
   70,500   Altria Group, Inc. .........     5,267,760
                                          ------------
Wireless Telecommunication Services (1.7%):
  145,100   Crown Castle International
              Corp. (a).................     3,904,641
                                          ------------
  Total Common Stocks
  (Cost $195,316,998)                      224,570,873
                                          ------------
SHORT-TERM INVESTMENT (2.0%):
INVESTMENT COMPANY (2.0%):
4,599,291   JPMorgan Liquid Assets Money
              Market Fund (b) (m)
              (Cost $4,599,291).........     4,599,291
                                          ------------
INVESTMENT OF CASH COLLATERAL FOR
SECURITIES LOANED (5.5%):
Cash Deposits (0.6%):
  740,000   Credit Suisse First Boston,
              FRN, 4.27%):, 10/17/06....       740,000
  499,993   Wells Fargo Bank San
              Francisco, FRN, 4.30%):,
              01/27/06..................       499,993
                                          ------------
                                             1,239,993
                                          ------------
Commercial Paper (0.3%):
  749,331   Sigma Finance, Inc., FRN,
              4.41%, 02/27/06...........       749,331
                                          ------------
Corporate Notes (1.2%):
  500,000   Bank of America, FRN, 4.31%,
              11/07/06..................       500,000
  184,030   CC USA, Inc. FRN, 4.42%,
              02/17/06..................       184,030
  750,000   CDC Financial Products Inc.,
              FRN, 4.35%, 01/30/06......       750,000
  122,165   Citigroup Global Markets
              Holding, Inc., FRN, 4.59%,
              12/12/06..................       122,165
  645,000   Citigroup Global Markets
              Inc., FRN, 4.32%,
              01/06/06..................       645,000
  451,268   Links Finance LLC, FRN,
              4.29%, 10/06/06...........       451,268
  183,247   MBIA Global Funding LLC,
              FRN, 4.48%, 01/26/07......       183,247
                                          ------------
                                             2,835,710
                                          ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
---------   ----------------------------  ------------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements (3.4%):
1,794,975   Banc of America Securities
              LLC, 4.26%, dated
              12/30/05, due 01/03/06,
              repurchase price
              $1,795,825 collateralized
              by U.S. Government Agency
              Mortgages.................     1,794,975
2,000,000   Lehman Brothers Inc., 4.26%,
              dated 12/30/05, due
              01/03/06, repurchase price
              $2,000,947, collateralized
              by U.S. Government Agency
              Mortgages.................     2,000,000
2,000,000   Morgan Stanley, 4.27%, dated
              12/30/05, due 01/03/06,
              repurchase price
              $2,000,949, collateralized
              U.S. Government Agency
              Mortgages.................     2,000,000

 SHARES
   OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
---------   ----------------------------  ------------
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements, continued:
2,000,000   UBS Securities LLC,4.26%,
              dated 12/30/05, due
              01/03/06, repurchase price
              $2,000,947, collateralized
              by U.S. Government Agency
              Mortgages.................     2,000,000
                                          ------------
                                             7,794,975
                                          ------------
  Total Investments of Cash Collateral
for
  Securities Loaned (Cost $12,620,009)
                                            12,620,009
                                          ------------
TOTAL INVESTMENTS (105.4%):
  (Cost $212,536,298)                      241,790,173
OTHER LIABILITIES IN EXCESS OF ASSETS
((5.4)%):                                  (12,403,126)
                                          ------------
NET ASSETS (100.0%):                      $229,387,047
                                          ============

------------
Percentages indicated are based on net assets.

Abbreviations:


(a)  Non-income producing security.
(b) Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.
(c) Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(m) All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
ADR  American Depositary Receipt.
FRN Floating Rate Note. The rate shown in the rate in effect as of December 31, 2005.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005
See notes to financial statements.

 8

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2005

ASSETS:
Investments in non-affiliates, at value.....................    $ 237,190,882
Investments in affiliates, at value.........................        4,599,291
                                                                -------------
Total investment securities, at value.......................      241,790,173
Receivables:
  Investment securities sold................................        1,350,002
  Portfolio shares sold.....................................          128,970
  Interest and dividends....................................          202,059
                                                                -------------
Total Assets................................................      243,471,204
                                                                -------------
LIABILITIES:
Payables:
  Investment securities purchased...........................        1,078,408
  Collateral for securities lending program.................       12,620,009
  Portfolio shares redeemed.................................          204,727
Accrued liabilities:
  Investment advisory fees..................................          128,478
  Administration fees.......................................           29,755
  Custodian fees............................................            6,940
  Other.....................................................           15,840
                                                                -------------
Total liabilities...........................................       14,084,157
                                                                -------------
NET ASSETS..................................................    $ 229,387,047
                                                                =============
NET ASSETS:
Paid in capital.............................................    $ 333,531,662
Accumulated undistributed (distributions in excess of) net
  investment income.........................................          152,073
Accumulated net realized gains (losses) from investments....     (133,550,563)
Net unrealized appreciation (depreciation) from
  investments...............................................       29,253,875
                                                                -------------
Net Assets..................................................    $ 229,387,047
                                                                =============
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):..........       16,426,300
Net asset value, offering and redemption price per share
  (unlimited amount authorized, no par value)...............    $       13.96
Cost of investments.........................................    $ 212,536,298
Market value of securities on loan..........................    $  12,345,531

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividend income.............................................    $ 1,800,657
Dividend income from affiliates (a).........................        178,033
Income from securities lending (net)........................         31,191
                                                                -----------
Total investment income.....................................      2,009,881
                                                                -----------
EXPENSES:
Investment advisory fees....................................      1,404,030
Administration fees.........................................        317,692
Custodian fees..............................................         30,330
Professional fees...........................................         40,400
Trustees' fees..............................................            505
Transfer agent fees.........................................          6,237
Other.......................................................         46,389
                                                                -----------
Total expenses..............................................      1,845,583
                                                                -----------
Less earnings credits.......................................           (185)
                                                                -----------
  Net expenses..............................................      1,845,398
                                                                -----------
Net investment income (loss)................................        164,483
                                                                -----------
REALIZED/ UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments.....................    $(4,357,084)
Change in net unrealized appreciation (depreciation) of
  investments...............................................     15,043,002
                                                                -----------
Net realized/ unrealized gains (losses).....................     10,685,918
                                                                -----------
Change in net assets resulting from operations..............    $10,850,401
                                                                ===========
(a) Includes reimbursements of investment advisory and
  administration fees.......................................    $    23,747
                                                                -----------

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 10

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED        YEAR ENDED
                                                                DECEMBER 31,      DECEMBER 31,
                                                                    2005              2004
                                                              ----------------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income (loss)..............................    $    164,483      $  1,147,121
  Net realized gain (loss) on investments...................      (4,357,084)        1,418,894
  Change in net unrealized appreciation (depreciation) of
    investments.............................................      15,043,002        11,652,111
                                                                ------------      ------------
Change in net assets resulting from operations..............      10,850,401        14,218,126
                                                                ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................      (1,147,913)         (478,551)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................      62,244,338        32,943,844
  Dividends reinvested......................................       1,147,913           478,551
  Cost of shares redeemed...................................     (60,515,553)      (36,015,704)
                                                                ------------      ------------
Change in net assets from capital transactions..............       2,876,698        (2,593,309)
                                                                ------------      ------------
NET ASSETS:
  Change in net assets......................................      12,579,186        11,146,266
  Beginning of period.......................................     216,807,861       205,661,595
                                                                ------------      ------------
  End of period.............................................    $229,387,047      $216,807,861
                                                                ============      ============
Accumulated undistributed (distributions in excess of) net
  investment income.........................................    $    152,073      $  1,135,503
                                                                ============      ============
SHARE TRANSACTIONS:
  Issued....................................................       4,793,958         2,622,239
  Reinvested................................................          92,128            38,101
  Redeemed..................................................      (4,692,063)       (2,869,594)
                                                                ------------      ------------
Change in shares............................................         194,023          (209,254)
                                                                ============      ============

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2002           2001
                                          ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD....    $  13.36       $  12.51       $   9.82       $  13.73       $  20.07
                                            --------       --------       --------       --------       --------
INVESTMENT OPERATIONS:
  Net investment income (loss)..........        0.01           0.07           0.03           0.01          (0.01)
  Net realized and unrealized gains
    (losses) on investments.............        0.66           0.81           2.67          (3.92)         (4.01)
                                            --------       --------       --------       --------       --------
    Total from investment operations....        0.67           0.88           2.70          (3.91)         (4.02)
                                            --------       --------       --------       --------       --------
DISTRIBUTIONS:
  Net investment income.................       (0.07)         (0.03)         (0.01)            --             --
  Net realized gains....................          --             --             --             --          (2.32)
                                            --------       --------       --------       --------       --------
    Total distributions.................       (0.07)         (0.03)         (0.01)            --          (2.32)
                                            --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD..........    $  13.96       $  13.36       $  12.51       $   9.82       $  13.73
                                            ========       ========       ========       ========       ========
TOTAL RETURN............................        5.05%          7.05%         27.54%        (28.48)%       (20.28)%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)........    $229,387       $216,808       $205,662       $169,693       $259,557
RATIOS TO AVERAGE NET ASSETS:
  Net expenses..........................        0.85%          0.82%          0.81%          0.92%          0.81%
  Net investment income (loss)..........        0.08%          0.58%          0.26%          0.68%         (0.06)%
  Expenses without waivers
    reimbursements and earnings
    credits.............................        0.85%          0.83%          0.83%          0.93%          0.82%
PORTFOLIO TURNOVER RATE.................          92%            95%            49%            71%            75%

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 12

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION

   JPMorgan Investment Trust (formerly One Group Investment Trust) (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The Large Cap Growth Portfolio is a separate Portfolio of the Trust (the "Portfolio").

   Effective May 1, 2005, the Board of Trustees approved the name change from One Group Investment Trust Large Cap Growth Portfolio to JPMorgan Investment Trust Large Cap Growth Portfolio.

   Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS

     Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Portfolio's adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

     B. REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     C. SECURITIES LENDING

     To generate additional income, the Portfolio may lend up to 33 1/3% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (collectively, U.S. government securities"). JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Portfolio, serves as lending agent to the Portfolio pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending Agreement"). The Securities Lending Agreement was effective with respect to the Large Cap Growth Portfolio on October 18, 2004 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005.

     Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for use of the cash collateral. For loans secured by US government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and fees) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

     Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to
     (i) 0.06%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 0.1142%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period from the effective date of the Agreement through December 31, 2005, JPMCB voluntarily reduced its fees to: (i) 0.05% for each Loan of U.S. Securities and (ii) 0.10% for each Loan of non-U.S. Securities, respectively.

     As of December 31, 2005, the Portfolio had securities with the following market values on loan, received the following collateral for the period then ended and paid the following amounts to related party affiliates:

 LENDING      MARKET      MARKET VALUE
  AGENT      VALUE OF      OF LOANED
FEES PAID   COLLATERAL     SECURITIES
---------   ----------    ------------
 $8,462     $12,620,009   $12,345,531

     Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio for any losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

     E. ALLOCATION OF EXPENSES

     Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 14

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     F. FEDERAL INCOME TAXES

     The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

     G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. As of December 31, 2005, there were no reclassifications needed within the capital accounts.

     The Portfolio may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE

     Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the "Advisor") (formerly known as Banc One Investment Advisors Corporation) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio's average daily net assets at an annual fee rate of 0.65%.

     The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administrative fees are waived and/or reimbursed to the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio's investment in an affiliated money market fund.

     B. ADMINISTRATION FEE

     Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator") (formerly One Group Administrative Services, Inc.), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

     JPMCB provides portfolio fund accounting services for the Portfolio and receives a portion of the fees payable to the Administrator.

     Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS") began serving as the Portfolio's Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Portfolio's Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

     C. DISTRIBUTION FEES

     Effective May 1, 2005 pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, began serving Trust's exclusive underwriter and promotes and arranges for the sale of the Portfolio's shares. The Distributor receives no compensation in its capacity as the Portfolio's underwriter.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     D. CUSTODIAN FEES

     JPMCB provides portfolio custody services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody services are included in custodian fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

     Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

     E. WAIVERS AND REIMBURSEMENTS

     The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.95% of the Portfolio's average daily net assets.

     The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The expense limitation percentage above is in place until at least April 30, 2006.

     F. OTHER

     Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Portfolio for serving in their respective roles.

     The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

     During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

     The Portfolio may use related party brokers/dealers. For the year ended December 31, 2005, the Portfolio did not incur any brokerage commission with brokers/dealers affiliated with the Advisor.

     The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

   During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows:

   PURCHASES                  SALES
   (EXCLUDING               (EXCLUDING
U.S. GOVERNMENT)         U.S. GOVERNMENT)
----------------         ----------------
  $196,928,364             $194,801,819

5. FEDERAL INCOME TAX MATTERS

   For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2005, were as follows:

                  GROSS          GROSS       NET UNREALIZED
 AGGREGATE      UNREALIZED     UNREALIZED     APPRECIATION
    COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
------------   ------------   ------------   --------------
$214,567,241   $32,106,807    $(4,883,875)    $27,222,932

   The difference between book and tax basis unrealized appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 16

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

                    TOTAL
   ORDINARY        TAXABLE
    INCOME      DISTRIBUTIONS
   --------     -------------
  $1,147,913     $1,147,913

   The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                    TOTAL
   ORDINARY        TAXABLE
    INCOME      DISTRIBUTIONS
   --------     -------------
   $478,551       $478,551

   As of December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

                       CURRENT
                    DISTRIBUTABLE
                      LONG-TERM
     CURRENT       CAPITAL GAIN OR
  DISTRIBUTABLE       TAX BASIS         UNREALIZED
    ORDINARY        CAPITAL LOSS       APPRECIATION
     INCOME           CARRYOVER       (DEPRECIATION)
  -------------    ---------------    --------------
    $164,808        $(131,044,376)     $27,222,932

   The cumulative timing differences primarily consist of wash sale loss deferrals, post-October loss deferrals and deferred compensation.

   As of December 31, 2005, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

                                 EXPIRES
  ----------------------------------------------------------------------
     2009           2010           2011           2013         TOTAL
     ----           ----           ----           ----         -----

  $60,562,163    $50,265,496    $15,519,251    $4,697,466   $131,044,376

   Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period ended December 31, 2005, the Portfolio deferred to January 1, 2006 post-October capital losses of $475,244.

6. BORROWINGS

   Effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

   As of December 31, 2005, the Portfolio had no outstanding borrowings from the unsecured uncommitted credit facility.

7. CONCENTRATIONS AND INDEMNIFICATIONS

   In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote. From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Investment Trust Large Cap Growth Portfolio, formerly One Group Investment Trust Large Cap Growth Portfolio (a Portfolio of JPMorgan Investment Trust hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2006

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 18

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED)

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO                    DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong       Retired; Vice President &                118           None.
(1941); Trustee            Treasurer of Ingersoll-Rand
since 2005; Trustee of     Company (manufacturer of
JPMorgan Funds since       industrial equipment)
1987.                      (1972-2000).


Roland R. Eppley, Jr.      Retired; President & Chief               118           None.
(1932); Trustee            Executive Officer, Eastern
since 2005; Trustee of     States Bankcard (1971-1988).
JPMorgan Funds since
1989.


John F. Finn               President and Chief Executive            117*          Director, Cardinal Health, Inc
(1947); Trustee            Officer of Gardner, Inc.                               (CAH) (1994-present); Director,
since 1998.                (wholesale distributor to                              The Crane Group (2003-present);
                           outdoor power equipment                                Chairman, The Columbus
                           industry) (1979-present).                              Association for the Performing
                                                                                  Arts (CAPA) (2003-present).


Dr. Matthew Goldstein      Chancellor of the City                   118           Director, Albert Einstein
(1941); Trustee            University of New York                                 School of Medicine
since 2005; Trustee of     (1999-present); President,                             (1998-present); Director of New
JPMorgan Funds since       Adelphi University (New York)                          Plan Excel Realty Trust, Inc.
2003.                      (1998-1999).                                           (real estate investment trust)
                                                                                  (2000- present); Director of
                                                                                  Lincoln Center Institute for
                                                                                  the Arts in Education
                                                                                  (1999-present).


Robert J. Higgins          Retired; Director of                     118           None.
(1945);                    Administration of the State of
Trustee since 2005;        Rhode Island (2003-2004);
Trustee of JPMorgan        President - Consumer Banking
Funds since 2002.          and Investment Services, Fleet
                           Boston Financial (1971-2001).


Peter C. Marshall          Self-employed business                   117*          None.
(1942); Trustee since      consultant (2002-present);
1994.                      Senior Vice President, W.D.
                           Hoard, Inc. (corporate parent
                           of DCI Marketing, Inc.)
                           (2000-2002); President, DCI
                           Marketing, Inc. (1992-2000).


Marilyn McCoy              Vice President of                        117*          Trustee, Mather LifeWays (1994-
(1948); Trustee since      Administration and Planning,                           present); Trustee, Carleton
1999.                      Northwestern University                                College (2003-present).
                           (1985-present).


William G. Morton, Jr.     Retired; Chairman Emeritus               118           Director of Radio Shack
(1937); Trustee since      (2001-2002), and Chairman and                          Corporation (electronics)
2005; Trustee of           Chief Executive Officer, Boston                        (1987-present); Director of The
JPMorgan Funds since       Stock Exchange (1985-2001).                            National Football Foundation
2003.                                                                             and College Hall of Fame (1994-
                                                                                  present); Trustee of the
                                                                                  Stratton Mountain School
                                                                                  (2001-present).


Robert A. Oden, Jr.        President, Carleton College              117*          Director, American University
(1946); Trustee since      (2002-present); President,                             in Cairo.
1997.                      Kenyon College (1995-2002).


JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED), CONTINUED

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO                    DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
Fergus Reid, III (1932);   Chairman of Lumelite                     118           Trustee of Morgan Stanley Funds
Trustee (Chairman) since   Corporation (plastics                                  (198 portfolios)
2005; Trustee of           manufacturing) (2003- present);                        (1995-present).
JPMorgan Funds since       Chairman and Chief Executive
1987.                      Officer of Lumelite Corporation
                           (1985-2002).


Frederick W. Ruebeck       Advisor, Jerome P. Green &               117*          Director, AMS Group (2001-
(1939); Trustee since      Associates, LLC (broker-dealer)                        present); Trustee, Wabash
1994.                      (2002-present); Chief                                  College (1988-present);
                           Investment Officer, Wabash                             Chairman, Indianapolis Symphony
                           College (2004-present);                                Orchestra Foundation
                           self-employed consultant                               (1994-present).
                           (January 2000-present);
                           Director of Investments, Eli
                           Lilly and Company (1988-1999).


James J. Schonbachler      Retired; Managing Director of            118           None.
(1943); Trustee since      Bankers Trust Company
2005; Trustee of           (financial services)
JPMorgan Funds since       (1968-1998).
2001.

INTERESTED TRUSTEE


Leonard M. Spalding,       Retired; Chief Executive                 118           Director, Glenview Trust
Jr.** (1935); Trustee      Officer of Chase Mutual Funds                          Company, LLC (2001-present);
since 2005; Trustee of     (investment company)                                   Trustee, St. Catherine College
JPMorgan Funds since       (1989-1998); President & Chief                         (1998-present); Trustee,
1998.                      Executive Officer of Vista                             Bellarmine University (2000-
                           Capital Management (investment                         present); Director,
                           management) (1990-1998); Chief                         Springfield- Washington County
                           Investment Executive of Chase                          Economic Development Authority
                           Manhattan Private Bank                                 (1997- present); Trustee,
                           (investment management)                                Marion and Washington County,
                           (1990-1998).                                           Kentucky Airport Board
                                                                                  (1998-present); Trustee,
                                                                                  Catholic Education Foundation
                                                                                  (2005-present).

------------

(1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan
     Funds Complex for which the Board of Trustees oversees includes nine registered investment companies (118 funds) as of December 31, 2005.
  *  This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds) as of December 31, 2005.
 **  Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 20

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED)

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO TRUST (SINCE)             PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
George C.W. Gatch (1962),      Managing Director of JPMorgan Investment Management Inc.;
President (2004)               Director and President, JPMorgan Distribution Services, Inc.
                               and JPMorgan Funds Management, Inc. since 2005; Mr. Gatch is
                               CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo
                               Bank, as well as positions in business management, marketing and sales.


Robert L. Young (1963),        Director and Vice President of JPMorgan Distribution
Senior Vice President          Services, Inc. and JPMorgan Funds Management, Inc.; Chief
(2004)*                        Operating Officer, JPMorgan Funds since 2005, and One Group
                               Mutual Funds from 2001 until 2005. Mr. Young was Vice
                               President and Treasurer, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services) and Vice
                               President and Treasurer, JPMorgan Distribution Services,
                               Inc. (formerly One Group Dealer Services, Inc.) from 1999 to
                               2005.


Patricia A. Maleski (1960),    Vice President, JPMorgan Funds Management, Inc.; previously,
Vice President and Chief       Treasurer, JPMorgan Funds and Head of Funds Administration
Administrative Officer         and Board Liaison. Ms. Maleski was the Vice President of
(2004)                         Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan
                               Funds, prior to joining J.P. Morgan Chase & Co. in 2001.


Stephanie J. Dorsey (1969),    Vice President, JPMorgan Funds Management, Inc.; Director of
Treasurer (2004)*              Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services), from 2004 to
                               2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly
                               Bank One Corporation) from 2003 to 2004; prior to joining
                               Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.


Stephen M. Ungerman (1953),    Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman
Senior Vice President, Chief   was head of Fund Administration - Pooled Vehicles from 2000
Compliance Officer (2004)      to 2004. Mr. Ungerman held a number of positions in
                               Prudential Financial's asset management business prior to
                               2000.


Paul L. Gulinello (1950),      Vice President and Anti Money Laundering Compliance Officer
AML Compliance Officer         for JPMorgan Asset Management Americas, additionally
(2005)                         responsible for personal trading and compliance testing
                               since 2004; Treasury Services Operating Risk Management and
                               Compliance Executive supporting all JPMorgan Treasury
                               Services business units from July 2000 to 2004.


Stephen M. Benham (1959),      Vice President and Assistant General Counsel, JPMorgan Chase
Secretary (2005)               & Co. since 2004; Vice President (Legal Advisory) of Merrill
                               Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to
                               2000.


Elizabeth A. Davin (1964),     Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2004)*    & Co. since 2005; Senior Counsel, JPMorgan Chase & Co.
                               (formerly Bank One Corporation) from 2004-2005; Assistant
                               General Counsel and Associate General Counsel and Vice
                               President, Gartmore Global Investments, Inc. from 1999 to
                               2004.


Jessica K. Ditullio (1962),    Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2000)*    & Co. since 2005; Ms. Ditullio has served as an attorney
                               with various titles for JPMorgan Chase & Co. (formerly Bank
                               One Corporation) since 1990.


Nancy E. Fields (1949),        Vice President, JPMorgan Funds Management, Inc. and JPMorgan
Assistant Secretary (2000)*    Distribution Services, Inc.; from 1999-2005, Director,
                               Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services, Inc.) and
                               Senior Project Manager, Mutual Funds, JPMorgan Distribution
                               Services, Inc. (formerly One Group Dealer Services, Inc.).


Ellen W. O'Brien (1957),       Assistant Vice President, JPMorgan Investor Services, Co.,
Assistant Secretary (2005)**   responsible for Blue Sky registration; Ms. O'Brien has
                               served in this capacity since joining the firm in 1991.


Suzanne E. Cioffi (1967),      Vice President, JPMorgan Funds Management, Inc., responsible
Assistant Treasurer (2005)     for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration
                               conversion projects during the past five years.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED), CONTINUED

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO TRUST (SINCE)             PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------


Christopher D. Walsh (1965),   Vice President, JPMorgan Funds Management, Inc., Mr. Walsh
Assistant Treasurer (2004)     has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the
                               mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual
                               Fund Administration at Prudential Investments from 1996 to
                               2000.

Arthur A. Jensen (1966),       Vice President, JPMorgan Funds Management, Inc. since April
Assistant Treasurer (2005)*    2005; formerly, Vice President of Financial Services of
                               BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting
                               Supervisor at Allstate Insurance Company prior to 2001.


------------

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

 * The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA
   02108.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 22

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
AS OF DECEMBER 31, 2005

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

ACTUAL EXPENSES

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies or Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                                        EXPENSES PAID
                                                  BEGINNING           ENDING            DURING PERIOD       ANNUALIZED
                                                ACCOUNT VALUE,    ACCOUNT VALUE,       JULY 1, 2005 TO       EXPENSE
                                                 JULY 1, 2005    DECEMBER 31, 2005    DECEMBER 31, 2005       RATIO
                                                --------------   -----------------   --------------------   ----------
Actual......................................      $1,000.00          $1,082.20              $4.57              0.87%
Hypothetical................................      $1,000.00          $1,020.82              $4.43              0.87%

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein ("Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Portfolio's management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio's performance against the Portfolio's peers and benchmarks and analyses by the Adviser of the Portfolio's performance. In addition, with respect to all funds, except the money market funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio's expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF"), an affiliate of the Adviser, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, the benefits to the Portfolio of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER
At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 24

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

FALL-OUT BENEFITS
The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMF, an affiliate of the Adviser, is expected to earn fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

ECONOMIES OF SCALE
The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of the Trust's assets, advised by the Adviser, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

INDEPENDENT WRITTEN EVALUATION OF THE PORTFOLIO'S CHIEF COMPLIANCE OFFICER
The Trustees noted that, upon their direction, the Chief Compliance Officer for the Investment Trust Large Cap Growth Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement. The Trustees considered the evaluation as noted in the Investment Performance section of this report.

FEES RELATIVE TO ADVISER'S OTHER CLIENTS
The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Adviser's other clients were reasonable.

INVESTMENT PERFORMANCE
The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Portfolio's Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio's performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's investment performance is summarized below:

The Trustees noted that the one, three and five year performance of the Investment Trust Large Cap Growth Portfolio lagged that of its Universe Group. The Trustees and the Chief Compliance Officer noted the Adviser's process to periodically review the Portfolio and address the Portfolio's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

ADVISORY FEES AND EXPENSE RATIOS
The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio's management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's advisory fees and expense ratios is summarized below:

The Trustees noted that the Investment Trust Large Cap Growth Portfolio's contractual advisory fee was within a reasonable range of the median of its Peer Group and the fee was considered reasonable recognizing that the total actual expenses were lower than the median of its Universe Group.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

TAX LETTER (UNAUDITED)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio's income and distributions for the taxable year ended December 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

DIVIDENDS RECEIVED DEDUCTIONS (DRD)

100% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the Portfolio's fiscal year ended December 31, 2005.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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

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JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS SERVICE CENTER AT 1-800-480-4111 FOR A PORTFOLIO PROSPECTUS. YOU CAN ALSO VISIT US AT WWW.JPMORGANFUNDS.COM. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its portfolio holdings as of the last day that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or in the variable insurance portfolio section of www.jpmorganfunds.com no later than August 31 of each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

                                                                [JPMORGAN LOGO]
                                                                Asset Management




AN-JPMITLCG-1205

                        ANNUAL REPORT DECEMBER 31, 2005






                                    JPMorgan
                                   Investment
                                      Trust

             JPMorgan Investment Trust Diversified Equity Portfolio











NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE                           [JPMORGAN LOGO]
This material must be preceded or accompanied by a current prospectus.          Asset Management

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

TABLE OF CONTENTS


President's Letter .........................................    2

Portfolio Commentary .......................................    3

Schedule of Portfolio Investments ..........................    5

Statement of Assets and Liabilities ........................    9

Statement of Operations ....................................   10

Statement of Changes in Net Assets .........................   11

Financial Highlights .......................................   12

Notes to Financial Statements ..............................   13

Report of Independent Registered Public Accounting Firm ....   18

Trustees ...................................................   19

Officers ...................................................   21

Schedule of Shareholder Expenses ...........................   23

Board Approval of Investment Advisory Agreements............   24

Tax Letter..................................................   27


HIGHLIGHTS

- The U.S. equity market overcame several challenges.

- FOMC raised rates at a measured pace.

- The outlook for equity markets is somewhat mixed.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively "Policies") offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans ("Eligible Plans"). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

PRESIDENT'S LETTER (UNAUDITED)                                  JANUARY 10, 2006

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Investment Trust Diversified Equity Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2005, along with a report from the Portfolio Managers.

STOCKS PRODUCE MODEST GAINS
The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues. While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced positive returns during the year.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to control inflation. After five rate hikes in 2004, the FOMC raised rates eight additional times in 2005. All told, short-term rates moved to 4.25% by the end of the period. Despite these actions and the destruction inflicted by the Gulf Coast hurricanes, the U.S. economy continued to expand at a brisk pace in 2005. U.S. gross domestic product
(GDP) was 3.8% in the first quarter of the year. Higher oil prices, which surpassed $70 a barrel, were cited as a reason for a fall in GDP to 3.1% in the second quarter of 2005. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter. While the estimate for fourth-quarter GDP has not yet been released by the U.S. Department of Commerce, another gain cannot be ruled out.

MIXED STOCK PERFORMANCE
The broad stock market, as measured by the S&P 500 Index, returned 4.91% in the period. While there were hopes for another strong rally in the fourth quarter of the year -- similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively -- this did not come to pass in 2005. Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market's gains at the end of the year. Elsewhere during the year, mid-capitalization stocks generated superior returns, with the Russell Midcap Index gaining 12.65%. Large-capitalization stocks outperformed their small-capitalization counterparts in the period, as the Russell 1000 Index at 6.12% outperformed the Russell 2000 Index at 4.55%, respectively.

OUTLOOK
The outlook for equity markets is somewhat mixed. Positives include a solid economy, relatively lower oil prices and the possibility of the FOMC ending its interest rate hike campaign. On the other hand, corporate profits are expected to decelerate in 2006. In addition, should inflation increase, the FOMC may continue to raise rates. Given these uncertainties, investors should take a long-term approach with investments and maintain a diversified portfolio.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED)

Q. HOW DID THE PORTFOLIO PERFORM?
A. The JPMorgan Investment Trust Diversified Equity Portfolio, which seeks long-term capital and growth of income with a secondary objective of providing a moderate level of current income**, returned 2.33% for the year ended December 31, 2005. This compared to 4.91% for the S&P 500 Index and 5.65% for the S&P 1500 SuperComposite Index.

Q. WHY DID THE PORTFOLIO PERFORM THIS WAY?
A. The majority of the Portfolio's underperformance was driven by stock selection in the insurance and pharmaceutical/medical technology sectors. OSI Pharmaceuticals and Willis Group were among the biggest detractors from performance. Our initial investment in OSI was based on the company's promising cancer drug Tarceva. After announcing a proposed acquisition of Eyetech in August, we began to question management's direction since the deal will likely dilute the potential impact of Tarceva, is a questionable use of cash and puts OSI on a possible competitive course with its key partner, Genentech. Willis was hurt by a probe of its commission practices by the New York Attorney General's Office. All contentions were settled by the company without the need for a formal lawsuit, so we think much of the bad news is behind Willis, and continue to maintain our position.

On the positive side, stock selection in both the network technology and consumer staples sectors contributed favorably to performance. Corning benefited from strong demand for liquid crystal display (LCD) monitors for televisions and notebook computers. Positive news from retailers in December confirmed continued customer penetration of LCD TVs, giving us confidence that price reductions are driving strong adoption rates for this technology, which benefits Corning. Positive performance also came from FedEx Corp., which rallied on robust earnings growth, as the company benefited from strong margin expansion in both its express and ground businesses.

Q. HOW WAS THE PORTFOLIO MANAGED?
A. The Portfolio utilizes active stock selection with a systematic valuation process and currently invests in a diversified portfolio of primarily U.S. large-cap equities. To help ensure that stock selection is the principal source of the potential excess return, we allow only modest deviations in sector weightings relative to the S&P 500 Index, normally ranging within +/-3%. We also are fully invested at all times, with cash limited to no more than 5% of Portfolio value.

Q. WHAT IS THE OUTLOOK FOR THE PORTFOLIO?
A. We expect another positive but choppy year for U.S. equities in 2006, with returns likely in the high single digits. We also continue to believe that stocks will outperform bonds in 2006. Valuation factors remain strongly in favor of equities and a range of indicators suggest that stocks are generally inexpensive, relative to both historical levels and to other asset classes. The one dampener for equities is the current high level of risk appetite, which tends to bring awkward corrections in risk assets.

PORTFOLIO COMPOSITION*
Financials...................................  21.2%
Information Technology.......................  14.0%
Consumer Discretionary.......................  13.7%
Health Care..................................  12.9%
Industrials..................................  11.0%
Energy.......................................   8.9%
Consumer Staples.............................   7.8%
Utilities....................................   3.6%
Materials....................................   3.0%
Telecommunication Services...................   2.9%
Investments of Cash Collateral for Securities
  Loaned.....................................  21.9%
Short-Term Investment........................   0.9%
TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
General Electric Co. ........................   4.4%
Citigroup, Inc. .............................   3.9%
Exxon Mobil Corp. ...........................   3.1%
Microsoft Corp. .............................   2.4%
Altria Group, Inc. ..........................   2.4%
Bank of America Corp. .......................   1.9%
Tyco International Ltd. (Bermuda)............   1.9%
AMBAC Financial Group, Inc. .................   1.8%
Coca-Cola Co. (The)..........................   1.7%
Viacom, Inc., Class B........................   1.7%

--------------------------------------------------------------------------------
 * Percentages indicated are based upon net assets as of December 31, 2005. The Portfolio's composition is subject to change.
** The manager seeks to achieve the stated objective. There can be no guarantee it will be achieved.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 4

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED), CONTINUED

TEN YEAR PORTFOLIO PERFORMANCE

                          Value of $10,000 Investment
[GRAPH]

                                                                             S&P SUPERCOMPOSITE 1500
                                             DIVERSIFIED EQUITY PORTFOLIO             INDEX                   S&P 500 INDEX
                                             ----------------------------    -----------------------          -------------
12/95                                                   10000                          10000                      10000
12/96                                                   11875                          12446                      12296
12/97                                                   15056                          16544                      16398
12/98                                                   17034                        20898.2                      21084
12/99                                                   18589                        25130.2                      25520
12/00                                                   17779                        23375.9                      23197
12/01                                                   15892                        20889.6                      20440
12/02                                                   12114                        16438.7                      15923
12/03                                                   15255                        21304.8                      20490
12/04                                                   16330                        23815.4                      22720
12/05                                                   16710                        25160.4                      23835

------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                            DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------
                                                             INCEPTION DATE      1 YEAR      5 YEAR          10 YEAR
------------------------------------------------------------------------------------------------------------------------
  Diversified Equity Portfolio                                  03/30/95          2.33%      (1.23)%          5.27%
------------------------------------------------------------------------------------------------------------------------

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Investment Trust Diversified Equity Portfolio and the S&P SuperComposite 1500 Index and the S&P 500 Index. The performance of the Portfolio assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices does not include fees and expenses attributed to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SuperComposite 1500 Index is an index consisting of those stocks making up the S&P 500, S&P MidCap 400 and S&P SmallCap 600 indices representing approximately 87% of the total U.S. equity market capitalization. The S&P 500 Index measures the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2005

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS (99.0%):
COMMON STOCKS (99.0%):
Aerospace & Defense (1.3%):
    34,870   United Technologies
               Corp. ...................     1,949,582
                                          ------------
Air Freight & Logistics (1.0%):
    14,980   FedEx Corp. ...............     1,548,782
                                          ------------
Auto Components (0.5%):
    10,700   Johnson Controls, Inc.
               (c)......................       780,137
                                          ------------
Beverages (2.1%):
    65,540   Coca-Cola Co. (The)........     2,641,917
    27,470   Coca-Cola Enterprises, Inc.
               (c)......................       526,600
                                          ------------
                                             3,168,517
                                          ------------
Biotechnology (1.7%):
    23,112   Amgen, Inc. (a)............     1,822,612
     5,100   Charles River Laboratories
               International, Inc.
               (a)......................       216,087
    13,300   MedImmune, Inc. (a) (c)....       465,766
                                          ------------
                                             2,504,465
                                          ------------
Capital Markets (2.7%):
     6,120   Goldman Sachs Group, Inc.
               (c)......................       781,585
    32,132   Morgan Stanley.............     1,823,170
    26,239   State Street Corp. (c).....     1,454,690
                                          ------------
                                             4,059,445
                                          ------------
Chemicals (2.8%):
    33,770   Air Products & Chemicals,
               Inc. (c).................     1,998,846
    42,860   Praxair, Inc. (c)..........     2,269,866
                                          ------------
                                             4,268,712
                                          ------------
Commercial Banks (5.1%):
    63,500   Bank of America Corp.
               (c)......................     2,930,525
    11,830   Compass Bancshares, Inc.
               (c)......................       571,271
    10,200   Marshall & Ilsley Corp.
               (c)......................       439,008
    17,329   North Fork Bancorp,
               Inc. ....................       474,121
    48,220   U.S. Bancorp (c)...........     1,441,296
    29,858   Wells Fargo & Co. .........     1,875,978
                                          ------------
                                             7,732,199
                                          ------------
Communications Equipment (3.5%):
    57,000   Corning, Inc. (a)..........     1,120,620
    17,320   Juniper Networks, Inc. (a)
               (c)......................       386,236
    32,781   Motorola, Inc. ............       740,523
    29,800   Nokia OYJ (Finland) ADR
               (c)......................       545,340
    38,900   QUALCOMM, Inc. ............     1,675,812
    75,000   Tellabs, Inc. (a)..........       817,500
                                          ------------
                                             5,286,031
                                          ------------
Computers & Peripherals (3.6%):
     8,110   Apple Computer, Inc. (a)
               (c)......................       583,028
    30,969   Dell, Inc. (a).............       928,760
    55,800   EMC Corp. (a)..............       759,996

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Computers & Peripherals, continued:
    54,270   Hewlett-Packard Co. .......     1,553,750
    19,052   International Business
               Machines Corp. ..........     1,566,075
                                          ------------
                                             5,391,609
                                          ------------
Consumer Finance (1.0%):
    55,575   MBNA Corp. ................     1,508,861
                                          ------------
Diversified Financial Services (5.3%):
    17,620   CIT Group, Inc. ...........       912,364
   121,834   Citigroup, Inc. (c)........     5,912,604
    36,865   Lazard Ltd., Class A
               (Bermuda)................     1,175,993
                                          ------------
                                             8,000,961
                                          ------------
Diversified Telecommunication Services (2.9%):
    52,438   AT&T, Inc. (c).............     1,284,206
    56,738   Sprint Nextel Corp. .......     1,325,400
    57,092   Verizon Communications,
               Inc. ....................     1,719,611
                                          ------------
                                             4,329,217
                                          ------------
Electric Utilities (1.9%):
    18,200   Consolidated Edison,
               Inc. ....................       843,206
    39,400   Northeast Utilities (c)....       775,786
    71,800   Xcel Energy, Inc. (c)......     1,325,428
                                          ------------
                                             2,944,420
                                          ------------
Energy Equipment & Services (1.3%):
    16,800   Halliburton Co. (c)........     1,040,928
    26,000   Weatherford International
               Ltd. (a) (c).............       941,200
                                          ------------
                                             1,982,128
                                          ------------
Food & Staples Retailing (0.9%):
    25,770   Sysco Corp. (c)............       800,158
    13,501   Wal-Mart Stores, Inc. .....       631,847
                                          ------------
                                             1,432,005
                                          ------------
Food Products (0.7%):
    26,200   Kellogg Co. ...............     1,132,364
                                          ------------
Health Care Equipment & Supplies (2.1%):
     6,100   Bausch & Lomb, Inc. .......       414,190
    19,000   Baxter International,
               Inc. ....................       715,350
    14,500   Boston Scientific Corp.
               (a)......................       355,105
    18,600   Medtronic, Inc. ...........     1,070,802
    11,840   St. Jude Medical, Inc.
               (a)......................       594,368
                                          ------------
                                             3,149,815
                                          ------------
Health Care Providers & Services (3.0%):
    12,860   Aetna, Inc. ...............     1,212,827
     9,340   HCA, Inc. .................       471,670
    11,250   McKesson Corp. ............       580,387
    14,740   Medco Health Solutions,
               Inc. (a).................       822,492
    18,620   WellPoint, Inc. (a) (c)....     1,485,690
                                          ------------
                                             4,573,066
                                          ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 6

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Hotels, Restaurants & Leisure (1.7%):
    10,020   Carnival Corp. ............       535,769
    20,100   Hilton Hotels Corp. .......       484,611
    28,830   McDonald's Corp. ..........       972,148
     7,900   Starwood Hotels & Resorts
               Worldwide, Inc. (c)......       504,494
                                          ------------
                                             2,497,022
                                          ------------
Household Durables (1.0%):
    12,850   Lennar Corp., Class A......       784,107
     8,240   Mohawk Industries, Inc. (a)
               (c)......................       716,715
                                          ------------
                                             1,500,822
                                          ------------
Household Products (1.6%):
    42,207   Procter & Gamble Co. ......     2,442,941
                                          ------------
Industrial Conglomerates (6.8%):
     9,204   3M Co. ....................       713,310
   189,475   General Electric Co. (c)...     6,641,099
    99,405   Tyco International Ltd.
               (Bermuda)................     2,868,828
                                          ------------
                                            10,223,237
                                          ------------
Insurance (5.0%):
    34,930   AMBAC Financial Group, Inc.
               (c)......................     2,691,706
    49,900   Genworth Financial, Inc.,
               Class A (c)..............     1,725,542
    13,370   Hartford Financial Services
               Group, Inc. .............     1,148,349
    28,900   Marsh & McLennan Cos.,
               Inc. ....................       917,864
    23,820   Renaissance Re Holdings
               Ltd. (Bermuda) (c).......     1,050,700
                                          ------------
                                             7,534,161
                                          ------------
Internet & Catalog Retail (0.9%):
    32,120   eBay, Inc. (a) (c).........     1,389,190
                                          ------------
IT Services (0.9%):
    13,790   Affiliated Computer
               Services, Inc., Class A
               (a)......................       816,092
     6,550   Infosys Technologies Ltd.
               (India) ADR..............       529,633
                                          ------------
                                             1,345,725
                                          ------------
Machinery (1.0%):
    21,700   Eaton Corp. ...............     1,455,853
                                          ------------
Media (4.0%):
    18,870   E.W. Scripps Co., Class A
               (c)......................       906,137
    17,810   Gannett Co., Inc. (c)......     1,078,752
    91,960   News Corp., Class A........     1,429,978
    78,360   Viacom, Inc., Class B
               (a)......................     2,554,536
                                          ------------
                                             5,969,403
                                          ------------
Metals & Mining (0.2%):
    10,234   Alcoa, Inc. ...............       302,619
                                          ------------

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Multi-Utilities (1.7%):
    22,360   Dominion Resources,
               Inc. ....................     1,726,192
    19,500   SCANA Corp. (c)............       767,910
                                          ------------
                                             2,494,102
                                          ------------
Multiline Retail (2.1%):
    42,880   Kohl's Corp. (a) (c).......     2,083,968
    18,777   Target Corp. ..............     1,032,172
                                          ------------
                                             3,116,140
                                          ------------
Oil, Gas & Consumable Fuels (7.6%):
     3,200   Anadarko Petroleum
               Corp. ...................       303,200
     9,230   Apache Corp. ..............       632,440
    29,170   Chevron Corp. .............     1,655,981
    21,250   ConocoPhillips (c).........     1,236,325
    12,800   EOG Resources, Inc. (c)....       939,136
    82,409   Exxon Mobil Corp. .........     4,628,913
    13,760   Occidental Petroleum Corp.
               (c)......................     1,099,149
    19,700   Valero Energy Corp. (c)....     1,016,520
                                          ------------
                                            11,511,664
                                          ------------
Pharmaceuticals (6.1%):
     5,000   Barr Pharmaceuticals, Inc.
               (a) (c)..................       311,450
    26,940   Eli Lilly & Co. ...........     1,524,535
    30,720   Johnson & Johnson..........     1,846,272
    19,400   Merck & Co., Inc. .........       617,114
    76,479   Pfizer, Inc. ..............     1,783,490
    13,660   Sepracor, Inc. (a) (c).....       704,856
    53,850   Wyeth......................     2,480,869
                                          ------------
                                             9,268,586
                                          ------------
Real Estate (0.7%):
    26,300   Host Marriott Corp. REIT
               (c)......................       498,385
    13,000   Prologis REIT..............       607,360
                                          ------------
                                             1,105,745
                                          ------------
Road & Rail (0.9%):
    14,450   CSX Corp. (c)..............       733,627
    15,200   Norfolk Southern Corp.
               (c)......................       681,416
                                          ------------
                                             1,415,043
                                          ------------
Semiconductors & Semiconductor Equipment (2.7%):
    36,330   Altera Corp. (a) (c).......       673,195
    12,300   Broadcom Corp., Class A (a)
               (c)......................       579,945
    37,527   Intel Corp. ...............       936,674
    25,800   Linear Technology Corp.
               (c)......................       930,606
    12,500   Maxim Integrated Products,
               Inc. ....................       453,000
    53,200   Taiwan Semiconductor
               Manufacturing Co., Ltd.
               (Taiwan) ADR.............       527,212
                                          ------------
                                             4,100,632
                                          ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Software (3.4%):
   140,705   Microsoft Corp. ...........     3,679,436
   115,340   Oracle Corp. (a)...........     1,408,301
                                          ------------
                                             5,087,737
                                          ------------
Specialty Retail (2.5%):
     9,900   Abercrombie & Fitch Co. ...       645,282
    19,270   Home Depot, Inc. ..........       780,050
    17,630   Lowe's Cos., Inc. (c)......     1,175,216
    52,320   Staples, Inc. .............     1,188,187
                                          ------------
                                             3,788,735
                                          ------------
Textiles, Apparel & Luxury Goods (1.1%):
    14,780   Coach, Inc. (a)............       492,765
    13,460   Nike, Inc., Class B........     1,168,194
                                          ------------
                                             1,660,959
                                          ------------
Thrifts & Mortgage Finance (1.3%):
    18,040   Countrywide Financial
               Corp. ...................       616,788
    21,691   Freddie Mac................     1,417,507
                                          ------------
                                             2,034,295
                                          ------------
Tobacco (2.4%):
    48,058   Altria Group, Inc. ........     3,590,894
                                          ------------
  Total Long-Term Investments
  (Cost $140,218,563)                      149,577,821
                                          ------------
SHORT-TERM INVESTMENT (0.9%):
INVESTMENT COMPANY (0.9%):
 1,362,778   JPMorgan Liquid Assets
               Money Market Fund (b) (m)
               (Cost $1,362,778)........     1,362,778
                                          ------------
INVESTMENTS FOR CASH COLLATERAL FOR SECURITIES LOANED
  (21.9%):
Certificates of Deposit (0.7%):
   135,000   Credit Suisse First Boston,
               FRN, 4.27%, 10/17/06.....       135,000
   899,987   Wells Fargo Bank San
               Francisco, 4.30%,
               01/27/06.................       899,987
                                          ------------
                                             1,034,987
                                          ------------
Corporate Notes (0.8%):
   800,000   Bank of America, FRN,
               4.31%, 11/07/06..........       800,000
   145,000   CDC Financial Products
               Inc., FRN, 4.35%,
               01/30/06.................       145,000
   145,000   Citigroup Global Markets
               Inc., FRN, 4.32%,
               01/06/06.................       145,000
   200,564   Links Finance LLC, FRN,
               4.29%, 10/06/06..........       200,564
                                          ------------
                                             1,290,564
                                          ------------

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
INVESTMENTS FOR CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements (20.4%):
 4,800,113   Banc of America Securities
               LLC, 4.26%, dated
               12/30/05 due 01/03/06,
               repurchase price
               $4,802,386 collateralized
               by U.S. Government Agency
               Mortgages................     4,800,113
 6,500,000   Barclays Capital, 4.28%,
               dated 12/30/05 due
               01/03/06, repurchase
               price $6,503,091,
               collateralized by U.S.
               Government Agency
               Mortgages................     6,500,000
 6,500,000   Lehman Brothers Inc.,
               4.26%, dated 12/30/05 due
               01/03/06, repurchase
               price $6,503,077,
               collateralized by U.S.
               Government Agency
               Mortgages................     6,500,000
 6,500,000   Morgan Stanley, 4.27%,
               dated 12/30/05 due
               01/03/06, repurchase
               price $6,503,084,
               collateralized by U.S.
               Government Agency
               Mortgages................     6,500,000
 6,500,000   UBS Securities LLC, 4.26%,
               dated 12/30/05 due
               01/03/06, repurchase
               price $6,503,077,
               collateralized by U.S.
               Government Agency
               Mortgages................     6,500,000
                                          ------------
                                            30,800,113
                                          ------------
  Total Investments of Cash Collateral
  for Securities Loaned (Cost
  $33,125,664)                              33,125,664
                                          ------------
TOTAL INVESTMENTS (121.8%):
  (Cost $174,707,005)                      184,066,263
LIABILITIES IN EXCESS OF OTHER ASSETS
((21.8)%):                                 (32,933,508)
                                          ------------
NET ASSETS (100.0%):                      $151,132,755
                                          ============

------------
Percentages indicated are based on net assets.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 8

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

Abbreviations:


(a)  Non-income producing security.
(b) Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.
(c) Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(m) All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
ADR  American Depositary Receipt.
REIT Real Estate Investment Trust.
FRN Floating Rate Note. The rate shown is the rate in effect as of December 31, 2005.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005
See notes to financial statements.

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2005

ASSETS:
Investments in non-affiliates, at value.....................    $151,903,372
Investments in affiliates, at value.........................       1,362,778
Repurchase agreements, at value.............................      30,800,113
                                                                ------------
Total investment securities, at value.......................     184,066,263
Cash........................................................           4,844
Receivables:
  Portfolio shares sold.....................................         111,265
  Interest and dividends....................................         269,241
                                                                ------------
Total Assets................................................     184,451,613
                                                                ------------
LIABILITIES:
Payables:
  Collateral for securities lending program.................      33,125,664
  Portfolio shares redeemed.................................          73,440
Accrued liabilities:
  Investment advisory fees..................................          89,798
  Administration fees.......................................          17,583
  Trustees' fees- deferred compensation plan................              51
  Other.....................................................          12,322
                                                                ------------
Total liabilities...........................................      33,318,858
                                                                ------------
NET ASSETS..................................................    $151,132,755
                                                                ============
NET ASSETS:
Paid in capital.............................................    $151,517,492
Accumulated undistributed (distributions in excess of) net
  investment income.........................................       1,254,721
Accumulated net realized gains (losses) from investments....     (10,998,716)
Net unrealized appreciation (depreciation) from
  investments...............................................       9,359,258
                                                                ------------
Net Assets..................................................    $151,132,755
                                                                ============
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)...........       9,892,855

Net asset value, offering and redemption price per share
  (unlimited amount authorized, no par value)...............    $      15.28
Cost of investments.........................................    $174,707,005
Market value of securities on loan..........................    $ 32,254,910

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 10

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividend income.............................................  $2,720,795
Dividend income from affiliates(a)..........................      50,363
Income from securities lending (net)........................       8,743
                                                              ----------
Total investment income.....................................   2,779,901
                                                              ----------
EXPENSES:
Investment advisory fees....................................   1,196,215
Administration fees.........................................     237,744
Custodian fees..............................................      13,726
Interest expense............................................       4,591
Professional fees...........................................      34,906
Trustees' fees..............................................         370
Transfer agent fees.........................................       5,068
Other.......................................................      38,271
                                                              ----------
Total expenses..............................................   1,530,891
                                                              ----------
Less amounts waived.........................................      (9,300)
Less earnings credits.......................................        (120)
                                                              ----------
    Net expenses............................................   1,521,471
                                                              ----------
Net investment income (loss)................................   1,258,430
                                                              ----------
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments.....................   1,289,618
Change in net unrealized appreciation (depreciation) of
  investments...............................................     528,086
                                                              ----------
Net realized/unrealized gains (losses)......................   1,817,704
                                                              ----------
Change in net assets resulting from operations..............  $3,076,134
                                                              ==========
(a) Includes reimbursements of investment advisory and
  administration fees.......................................  $    7,230
                                                              ----------

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income (loss)..............................  $  1,258,430    $  1,655,324
  Net realized gain (loss) on investments...................     1,289,618       6,640,650
  Change in net unrealized appreciation (depreciation) of
    investments.............................................       528,086       3,233,137
                                                              ------------    ------------
Change in net assets resulting from operations..............     3,076,134      11,529,111
                                                              ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................    (1,655,906)     (1,155,483)
                                                              ------------    ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................  $ 10,861,692      26,835,851
  Dividends reinvested......................................     1,655,906       1,155,483
  Cost of shares redeemed...................................   (40,927,944)    (21,529,258)
                                                              ------------    ------------
Change in net assets from capital transactions..............   (28,410,346)      6,462,076
                                                              ------------    ------------
NET ASSETS:
  Change in net assets......................................   (26,990,118)     16,835,704
  Beginning of period.......................................   178,122,873     161,287,169
                                                              ------------    ------------
  End of period.............................................  $151,132,755    $178,122,873
                                                              ============    ============
Accumulated undistributed (distributions in excess of) net
  investment income.........................................  $  1,254,721    $  1,652,197
                                                              ------------    ------------
SHARE TRANSACTIONS:
  Issued....................................................       737,627       1,883,528
  Reinvested................................................       114,516          82,299
  Redeemed..................................................    (2,773,115)     (1,519,191)
                                                              ------------    ------------
Change in shares............................................    (1,920,972)        446,636
                                                              ============    ============

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2002           2001
                                          ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD....    $  15.08       $  14.19       $  11.35       $  14.89       $  16.74
                                            --------       --------       --------       --------       --------
INVESTMENT OPERATIONS:
  Net investment income (loss)..........        0.13           0.14           0.10           0.08           0.07
  Net realized and unrealized gains
    (losses) on investments.............        0.21           0.85           2.82          (3.62)         (1.85)
                                            --------       --------       --------       --------       --------
    Total from investment operations....        0.34           0.99           2.92          (3.54)         (1.78)
                                            --------       --------       --------       --------       --------
DISTRIBUTIONS:
  Net investment income.................       (0.14)         (0.10)         (0.08)            --          (0.07)
                                            --------       --------       --------       --------       --------
    Total distributions.................       (0.14)         (0.10)         (0.08)            --          (0.07)
                                            --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD..........    $  15.28       $  15.08       $  14.19       $  11.35       $  14.89
                                            ========       ========       ========       ========       ========
TOTAL RETURN............................        2.33%          7.05%         25.93%        (23.77)%       (10.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)........    $151,133       $178,123       $161,287       $116,329       $130,009
RATIOS TO AVERAGE NET ASSETS:
  Net expenses..........................        0.94%          0.91%          0.91%          0.92%          0.92%
  Net investment income (loss)..........        0.78%          1.01%          0.85%          0.68%          0.49%
  Expenses without waivers,
    reimbursements and earnings
    credits.............................        0.95%          0.92%          0.93%          0.93%          0.93%
PORTFOLIO TURNOVER RATE.................          74%            84%            32%            18%            24%

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   JPMorgan Investment Trust (formerly One Group Investment Trust) (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The Diversified Equity Portfolio is a separate Portfolio of the Trust (the "Portfolio").

   Effective May 1, 2005, the Board of Trustees approved the name change from One Group Investment Trust Diversified Equity Portfolio to JPMorgan Investment Trust Diversified Equity Portfolio.

   Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS

     Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Portfolio's adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

     B. REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     C. SECURITIES LENDING

     To generate additional income, the Portfolio may lend up to 33 1/3% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (collectively, U.S. government securities"). JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Portfolio, serves as lending agent to the Portfolio pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending Agreement"). The Securities Lending Agreement was effective with respect to the Diversified Equity Portfolio on October 18, 2004 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005.

     Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for use of the cash collateral. For loans secured by US government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and fees) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

     Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to
     (i) 0.06%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 0.1142%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period from the effective date of the Agreement through December 31, 2005, JPMCB voluntarily reduced its fees to: (i) 0.05% for each Loan of U.S. Securities and (ii) 0.10% for each Loan of non-U.S. Securities, respectively.

     As of December 31, 2005, the Portfolio had securities with the following market values on loan, received the following collateral for the period then ended and paid the following amounts to related party affiliates:

 LENDING      MARKET      MARKET VALUE
  AGENT      VALUE OF      OF LOANED
FEES PAID   COLLATERAL     SECURITIES
---------   -----------   ------------
 $4,012     $33,125,664   $32,254,910

     Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio for any losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

     E. ALLOCATION OF EXPENSES

     Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     F. FEDERAL INCOME TAXES

     The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended ("the Code") applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Internal Revenue Code.

     G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. As of December 31, 2005, there were no reclassifications needed within the capital accounts.

     The Portfolio may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE

     Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the "Advisor") (formerly known as Banc One Investment Advisors Corporation) acts as the investment advisor to the Portfolio. The Advisor is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio's average daily net assets at an annual fee rate of 0.74%.

     The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administrative fees are waived and/or reimbursed to the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio's investment in an affiliated money market fund.

     B. ADMINISTRATION FEE

     Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator") (formerly One Group Administrative Services, Inc.), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

     JPMCB provides portfolio fund accounting services for the Portfolio and receives a portion of the fees payable to the Administrator.

     Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS") began serving as the Portfolio's Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Portfolio's Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

     C. DISTRIBUTION FEES

     Effective May 1, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trust's exclusive underwriter and promotes and arranges for the sale of the Portfolio's shares. The Distributor receives no compensation in its capacity as the Portfolio's underwriter.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     D. CUSTODIAN FEES

     JPMCB provides portfolio custody services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody services are included in custodian fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

     Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

     E. WAIVERS AND REIMBURSEMENTS

     The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.95% of the Portfolio's average daily net assets.

     The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The expense limitation percentage above is in place until at least April 30, 2006.

     For the year ended December, 2005, the Portfolio's Advisor waived investment advisory fees for the Portfolio in the amount of $9,300. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

     F. OTHER

     Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Portfolio for serving in their respective roles.

     The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

     During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

     The Portfolio may use related party brokers/dealers. For the year ended December 31, 2005, the Portfolio did not have any brokerage commissions with brokers/dealers affiliated with the Advisor.

     The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

   During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows:

   PURCHASES                       SALES
   (EXCLUDING                    (EXCLUDING
U.S. GOVERNMENT)              U.S. GOVERNMENT)
----------------              ----------------
  $118,657,615                  $143,787,416

5. FEDERAL INCOME TAX MATTERS

   For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows:

                  GROSS          GROSS       NET UNREALIZED
 AGGREGATE      UNREALIZED     UNREALIZED     APPRECIATION
    COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
------------   ------------   ------------   --------------
$175,710,710   $13,628,355    $(5,272,802)     $8,355,553

   The differences between book and tax basis unrealized appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

                  TOTAL
 ORDINARY        TAXABLE
  INCOME      DISTRIBUTIONS
 --------     -------------
$1,655,906     $1,655,906

   The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                  TOTAL
 ORDINARY        TAXABLE
  INCOME      DISTRIBUTIONS
 --------     -------------
$1,155,483     $1,155,483

   As of December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

                       CURRENT
                    DISTRIBUTABLE
                      LONG-TERM
     CURRENT       CAPITAL GAIN OR
  DISTRIBUTABLE       TAX BASIS         UNREALIZED
    ORDINARY        CAPITAL LOSS       APPRECIATION
     INCOME           CARRYOVER       (DEPRECIATION)
  -------------    ---------------    --------------
   $1,258,697        $(9,995,011)       $8,355,553

   The cumulative timing differences primarily consist of wash sale loss deferrals and deferred compensation.

   As of December 31, 2005, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

        EXPIRES
------------------------
   2010          2011        TOTAL
   ----          ----        -----

$4,512,175    $5,482,836   $9,995,011

   During the year ended December 31, 2005, the Portfolio utilized capital loss carryovers of $1,835,861.

6. BORROWINGS

   Effective February 19, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds, including the Diversified Equity Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

   As of December 31, 2005, the Portfolio had no outstanding borrowings from the unsecured uncommitted credit facility.

7. CONCENTRATIONS AND INDEMNIFICATIONS

   In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote. From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 18

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Investment Trust Diversified Equity Portfolio, formerly One Group Investment Trust Diversified Equity Portfolio (a Portfolio of JPMorgan Investment Trust hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2006

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED)

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO                    DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong       Retired; Vice President &                118           None.
(1941); Trustee            Treasurer of Ingersoll-Rand
since 2005; Trustee of     Company (manufacturer of
JPMorgan Funds since       industrial equipment)
1987.                      (1972-2000).


Roland R. Eppley, Jr.      Retired; President & Chief               118           None.
(1932); Trustee            Executive Officer, Eastern
since 2005; Trustee of     States Bankcard (1971-1988).
JPMorgan Funds since
1989.


John F. Finn               President and Chief Executive            117*          Director, Cardinal Health, Inc
(1947); Trustee            Officer of Gardner, Inc.                               (CAH) (1994-present); Director,
since 1998.                (wholesale distributor to                              The Crane Group (2003-present);
                           outdoor power equipment                                Chairman, The Columbus
                           industry) (1979-present).                              Association for the Performing
                                                                                  Arts (CAPA) (2003-present).


Dr. Matthew Goldstein      Chancellor of the City                   118           Director, Albert Einstein
(1941); Trustee            University of New York                                 School of Medicine
since 2005; Trustee of     (1999-present); President,                             (1998-present); Director of New
JPMorgan Funds since       Adelphi University (New York)                          Plan Excel Realty Trust, Inc.
2003.                      (1998-1999).                                           (real estate investment trust)
                                                                                  (2000- present); Director of
                                                                                  Lincoln Center Institute for
                                                                                  the Arts in Education
                                                                                  (1999-present).


Robert J. Higgins          Retired; Director of                     118           None.
(1945);                    Administration of the State of
Trustee since 2005;        Rhode Island (2003-2004);
Trustee of JPMorgan        President - Consumer Banking
Funds since 2002.          and Investment Services, Fleet
                           Boston Financial (1971-2001).


Peter C. Marshall          Self-employed business                   117*          None.
(1942); Trustee since      consultant (2002-present);
1994.                      Senior Vice President, W.D.
                           Hoard, Inc. (corporate parent
                           of DCI Marketing, Inc.)
                           (2000-2002); President, DCI
                           Marketing, Inc. (1992-2000).


Marilyn McCoy              Vice President of                        117*          Trustee, Mather LifeWays (1994-
(1948); Trustee since      Administration and Planning,                           present); Trustee, Carleton
1999.                      Northwestern University                                College (2003-present).
                           (1985-present).


William G. Morton, Jr.     Retired; Chairman Emeritus               118           Director of Radio Shack
(1937); Trustee since      (2001-2002), and Chairman and                          Corporation (electronics)
2005; Trustee of           Chief Executive Officer, Boston                        (1987-present); Director of The
JPMorgan Funds since       Stock Exchange (1985-2001).                            National Football Foundation
2003.                                                                             and College Hall of Fame (1994-
                                                                                  present); Trustee of the
                                                                                  Stratton Mountain School
                                                                                  (2001-present).


Robert A. Oden, Jr.        President, Carleton College              117*          Director, American University
(1946); Trustee since      (2002-present); President,                             in Cairo.
1997.                      Kenyon College (1995-2002).


JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED), CONTINUED

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO                    DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
Fergus Reid, III (1932);   Chairman of Lumelite                     118           Trustee of Morgan Stanley Funds
Trustee (Chairman) since   Corporation (plastics                                  (198 portfolios)
2005; Trustee of           manufacturing) (2003- present);                        (1995-present).
JPMorgan Funds since       Chairman and Chief Executive
1987.                      Officer of Lumelite Corporation
                           (1985-2002).


Frederick W. Ruebeck       Advisor, Jerome P. Green &               117*          Director, AMS Group (2001-
(1939); Trustee since      Associates, LLC (broker-dealer)                        present); Trustee, Wabash
1994.                      (2002-present); Chief                                  College (1988-present);
                           Investment Officer, Wabash                             Chairman, Indianapolis Symphony
                           College (2004-present);                                Orchestra Foundation
                           self-employed consultant                               (1994-present).
                           (January 2000-present);
                           Director of Investments, Eli
                           Lilly and Company (1988-1999).


James J. Schonbachler      Retired; Managing Director of            118           None.
(1943); Trustee since      Bankers Trust Company
2005; Trustee of           (financial services)
JPMorgan Funds since       (1968-1998).
2001.

INTERESTED TRUSTEE


Leonard M. Spalding,       Retired; Chief Executive                 118           Director, Glenview Trust
Jr.** (1935); Trustee      Officer of Chase Mutual Funds                          Company, LLC (2001-present);
since 2005; Trustee of     (investment company)                                   Trustee, St. Catherine College
JPMorgan Funds since       (1989-1998); President & Chief                         (1998-present); Trustee,
1998.                      Executive Officer of Vista                             Bellarmine University (2000-
                           Capital Management (investment                         present); Director,
                           management) (1990-1998); Chief                         Springfield- Washington County
                           Investment Executive of Chase                          Economic Development Authority
                           Manhattan Private Bank                                 (1997- present); Trustee,
                           (investment management)                                Marion and Washington County,
                           (1990-1998).                                           Kentucky Airport Board
                                                                                  (1998-present); Trustee,
                                                                                  Catholic Education Foundation
                                                                                  (2005-present).

------------

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
     The JPMorgan Funds Complex for which the Board of Trustees includes nine registered investment companies (118 funds) as of December 31, 2005.
  * This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds) as of December 31, 2005.
 ** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED)

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO (SINCE)                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
George C.W. Gatch (1962),      Managing Director of JPMorgan Investment Management Inc.;
President (2004)               Director and President, JPMorgan Distribution Services, Inc.
                               and JPMorgan Funds Management, Inc. since 2005; Mr. Gatch is
                               CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo
                               Bank, as well as positions in business management, marketing and sales.


Robert L. Young (1963),        Director and Vice President of JPMorgan Distribution
Senior Vice President          Services, Inc. and JPMorgan Funds Management, Inc.; Chief
(2004)*                        Operating Officer, JPMorgan Funds since 2005, and One Group
                               Mutual Funds from 2001 until 2005. Mr. Young was Vice
                               President and Treasurer, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services) and Vice
                               President and Treasurer, JPMorgan Distribution Services,
                               Inc. (formerly One Group Dealer Services, Inc.) from 1999 to
                               2005.


Patricia A. Maleski (1960),    Vice President, JPMorgan Funds Management, Inc.; previously,
Vice President and Chief       Treasurer, JPMorgan Funds and Head of Funds Administration
Administrative Officer         and Board Liaison. Ms. Maleski was the Vice President of
(2004)                         Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan
                               Funds, prior to joining J.P. Morgan Chase & Co. in 2001.


Stephanie J. Dorsey (1969),    Vice President, JPMorgan Funds Management, Inc.; Director of
Treasurer (2004)*              Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services), from 2004 to
                               2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly
                               Bank One Corporation) from 2003 to 2004; prior to joining
                               Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.


Stephen M. Ungerman (1953),    Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman
Senior Vice President, Chief   was head of Fund Administration - Pooled Vehicles from 2000
Compliance Officer (2004)      to 2004. Mr. Ungerman held a number of positions in
                               Prudential Financial's asset management business prior to
                               2000.


Paul L. Gulinello (1950),      Vice President and Anti Money Laundering Compliance Officer
AML Compliance Officer         for JPMorgan Asset Management Americas, additionally
(2005)                         responsible for personal trading and compliance testing
                               since 2004; Treasury Services Operating Risk Management and
                               Compliance Executive supporting all JPMorgan Treasury
                               Services business units from July 2000 to 2004.


Stephen M. Benham (1959),      Vice President and Assistant General Counsel, JPMorgan Chase
Secretary (2005)               & Co. since 2004; Vice President (Legal Advisory) of Merrill
                               Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to
                               2000.


Elizabeth A. Davin (1964),     Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2004)*    & Co. since 2005; Senior Counsel, JPMorgan Chase & Co.
                               (formerly Bank One Corporation) from 2004-2005; Assistant
                               General Counsel and Associate General Counsel and Vice
                               President, Gartmore Global Investments, Inc. from 1999 to
                               2004.


Jessica K. Ditullio (1962),    Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2000)*    & Co. since 2005; Ms. Ditullio has served as an attorney
                               with various titles for JPMorgan Chase & Co. (formerly Bank
                               One Corporation) since 1990.


Nancy E. Fields (1949),        Vice President, JPMorgan Funds Management, Inc. and JPMorgan
Assistant Secretary (2000)*    Distribution Services, Inc.; from 1999-2005, Director,
                               Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services, Inc.) and
                               Senior Project Manager, Mutual Funds, JPMorgan Distribution
                               Services, Inc. (formerly One Group Dealer Services, Inc.).


Ellen W. O'Brien (1957),       Assistant Vice President, JPMorgan Investor Services, Co.,
Assistant Secretary (2005)**   responsible for Blue Sky registration; Ms. O'Brien has
                               served in this capacity since joining the firm in 1991.


Suzanne E. Cioffi (1967),      Vice President, JPMorgan Funds Management, Inc., responsible
Assistant Treasurer (2005)     for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration
                               conversion projects during the past five years.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED), CONTINUED

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO (SINCE)                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------


Christopher D. Walsh (1965),   Vice President, JPMorgan Funds Management, Inc., Mr. Walsh
Assistant Treasurer (2004)     has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the
                               mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual
                               Fund Administration at Prudential Investments from 1996 to
                               2000.

Arthur A. Jensen (1966),       Vice President, JPMorgan Funds Management, Inc. since April
Assistant Treasurer (2005)*    2005; formerly, Vice President of Financial Services of
                               BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting
                               Supervisor at Allstate Insurance Company prior to 2001.


------------

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

 * The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA
   02108.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED)
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
AS OF DECEMBER 31, 2005

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

ACTUAL EXPENSES

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies or Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                                         EXPENSES PAID
                                                    BEGINNING           ENDING           DURING PERIOD     ANNUALIZED
                                                  ACCOUNT VALUE,    ACCOUNT VALUE,      JULY 1, 2005 TO     EXPENSE
                                                   JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005     RATIO
                                                  --------------   -----------------   -----------------   ----------
Actual..........................................    $1,000.00          $1,043.70             $4.95            0.96%
Hypothetical....................................    $1,000.00          $1,020.37             $4.89            0.96%

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein ("Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Portfolios' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the "40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio's performance against the Portfolio's peers and benchmarks and analyses by the Adviser of the Portfolio's performance. In addition, with respect to all funds, except the money market funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio's expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF") an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, the benefits to the Portfolio of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER
At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded funds managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

FALL-OUT BENEFITS
The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMF, an affiliate of the Adviser, is expected to earn fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

ECONOMIES OF SCALE
The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of the Trust's assets, advised by the Adviser, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

INDEPENDENT WRITTEN EVALUATION OF THE PORTFOLIO'S CHIEF COMPLIANCE OFFICER
The Trustees noted that, upon their direction, the Chief Compliance Officer for the Investment Trust Diversified Equity Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement. The Trustees considered the evaluation as noted in the Investment Performance section of this report.

FEES RELATIVE TO ADVISER'S OTHER CLIENTS
The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Adviser's other clients were reasonable.

INVESTMENT PERFORMANCE
The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Portfolio's Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio's performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's investment performance is summarized below:

The Trustees noted that the one and three year performance of the Investment Trust Diversified Equity Portfolio lagged that of its Universe Group. The Trustees and the Chief Compliance Officer noted the Adviser's process to periodically review the Portfolio and address the Portfolio's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

ADVISORY FEES AND EXPENSE RATIOS
The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio's management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's advisory fees and expense ratios is summarized below:

The Trustees noted that although the Investment Trust Diversified Equity Portfolio's contractual and net advisory fee rates were higher than the median of its Peer Group and Universe Group, respectively, the fee was considered reasonable recognizing that the total actual expenses were within a reasonable range of the Universe Group.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
--------------------------------------------------------------------------------

TAX LETTER (UNAUDITED)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio's income and distributions for the taxable year ended December 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

DIVIDENDS RECEIVED DEDUCTIONS (DRD)

100% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the Portfolio's fiscal year ended December 31, 2005.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 28

                      (This page intentionally left blank)

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS SERVICE CENTER AT 1-800-480-4111 FOR A PORTFOLIO PROSPECTUS. YOU CAN ALSO VISIT US AT WWW.JPMORGANFUNDS.COM. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its portfolio holdings as of the last day that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or in the variable insurance portfolio section of www.jpmorganfunds.com no later than August 31 of each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

                                                                [JPMORGAN LOGO]
                                                                Asset Management




AN-JPMITDE-1205

                        ANNUAL REPORT DECEMBER 31, 2005







                                    JPMorgan
                                   Investment
                                      Trust


                JPMorgan Investment Trust Equity Index Portfolio











NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE                           [JPMORGAN LOGO]
This material must be preceded or accompanied by a current prospectus.          Asset Management

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

TABLE OF CONTENTS


President's Letter .........................................    2

Portfolio Commentary .......................................    3

Schedule of Portfolio Investments ..........................    5

Statement of Assets and Liabilities ........................   14

Statement of Operations ....................................   15

Statement of Changes in Net Assets .........................   16

Financial Highlights .......................................   17

Notes to Financial Statements ..............................   18

Report of Independent Registered Public Accounting Firm ....   24

Trustees ...................................................   25

Officers ...................................................   27

Schedule of Shareholder Expenses ...........................   29

Board Approval of Investment Advisory Agreements ...........   30

Tax Letter .................................................   33


HIGHLIGHTS

- The U.S. equity market overcame several challenges.

- FOMC raised rates at a measured pace.

- The outlook for equity markets is somewhat mixed.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively "Policies") offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans ("Eligible Plans"). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 2

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

PRESIDENT'S LETTER (UNAUDITED)                                  JANUARY 10, 2006

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Investment Trust Equity Index Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2005, along with a report from the Portfolio Managers.

STOCKS PRODUCE MODEST GAINS
The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues. While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced positive returns during the year.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to control inflation. After five rate hikes in 2004, the FOMC raised rates eight additional times in 2005. All told, short-term rates moved to 4.25% by the end of the period. Despite these actions and the destruction inflicted by the Gulf Coast hurricanes, the U.S. economy continued to expand at a brisk pace in 2005. U.S. gross domestic product
(GDP) was 3.8% in the first quarter of the year. Higher oil prices, which surpassed $70 a barrel, were cited as a reason for a fall in GDP to 3.1% in the second quarter of 2005. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter. While the estimate for fourth-quarter GDP has not yet been released by the U.S. Department of Commerce, another gain cannot be ruled out.

MIXED STOCK PERFORMANCE
The broad stock market, as measured by the S&P 500 Index, returned 4.91% in the period. While there were hopes for another strong rally in the fourth quarter of the year -- similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively -- this did not come to pass in 2005. Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market's gains at the end of the year. Elsewhere during the year, mid-capitalization stocks generated superior returns, with the Russell Midcap Index gaining 12.65%. Large-capitalization stocks outperformed their small-capitalization counterparts in the period, as the Russell 1000 Index at 6.12% outperformed the Russell 2000 Index at 4.55%, respectively.

OUTLOOK
The outlook for equity markets is somewhat mixed. Positives include a solid economy, relatively lower oil prices and the possibility of the FOMC ending its interest rate hike campaign. On the other hand, corporate profits are expected to decelerate in 2006. In addition, should inflation increase, the FOMC may continue to raise rates. Given these uncertainties, investors should take a long-term approach with investments and maintain a diversified portfolio.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED)

Q. HOW DID THE PORTFOLIO PERFORM?
A. The JPMorgan Investment Trust Equity Index Portfolio seeks investment results that correspond to the aggregate price and dividend performance in the S&P 500 Index(1). The Portfolio posted a total return of 4.46% for the 12 months ended December 31, 2005, compared to 4.91% for the Portfolio's benchmark, the S&P 500 Index.

Q. WHY DID THE PORTFOLIO PERFORM THIS WAY?
A. Large-cap U.S. equities were up only modestly for 2005. Although corporate earnings news was positive, concerns about interest rates and the shape of the yield curve weighed on the market. In addition, energy prices increased throughout the year. This was a positive factor for some market sectors but a drag on others. Overall, the mix of positive and negative news resulted in favorable, yet not stellar, returns for the stock market.

The best-performing sectors for the year included industrial services, which advanced more than 40%, and health services, with returns of more than 30%. The worst-performing sectors were consumer durables and consumer services, both of which posted returns in the negative low teens.

Q. HOW WAS THE PORTFOLIO MANAGED?
A. Our primary, ongoing strategies include the replication of benchmark stocks and 100% investment of cash. These strategies promote minimal active risk and minimal cash drag, resulting in a portfolio return that is comparable to that of the S&P 500 Index.

During the year, Standard & Poor's transformed its indexes to a full free-float methodology(2), implementing the changes in two increments. The first phase occurred in the first quarter of 2005, and the second happened in the third quarter. Accordingly, we implemented the new methodology in the Portfolio in a timely and efficient way, thereby limiting any negative tracking.

Q. WHAT IS THE OUTLOOK FOR THE PORTFOLIO?
A. Going forward, we will continue to seek returns that closely match those of the benchmark index. We will continue to explore opportunities to trade index changes in a value-added manner. In addition, we will maintain our stringent risk management strategies while seeking to minimize transaction costs.

Portfolio Composition*
Financials...................................  21.1%
Information Technology.......................  15.0%
Health Care..................................  13.3%
Industrials..................................  11.4%
Consumer Discretionary.......................  10.6%
Consumer Staples.............................   9.5%
Energy.......................................   9.2%
Utilities....................................   3.3%
Materials....................................   3.0%
Telecommunication Services...................   3.0%
Investments of Cash Collateral for Securities
  Loaned.....................................   7.1%
Short-Term Investments.......................   0.7%
Top Ten Equity Holdings Of The Portfolio*
General Electric Co. ........................   3.3%
Exxon Mobil Corp. ...........................   3.1%
Citigroup, Inc. .............................   2.2%
Microsoft Corp. .............................   2.1%
Procter & Gamble Co. ........................   1.7%
Bank of America Corp. .......................   1.6%
Johnson & Johnson............................   1.6%
American International Group, Inc. ..........   1.6%
Pfizer, Inc. ................................   1.5%
Altria Group, Inc. ..........................   1.4%

--------------------------------------------------------------------------------

* Percentages indicated are based upon net assets as of December 31, 2005. The Portfolio's composition is subject to change.
(1) The manager seeks to achieve the stated objective. There can be no guarantee it will be achieved.
(2) The share counts used in calculating the indexes now reflect only those shares available to investors, not all of a company's outstanding shares.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 4

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED), CONTINUED
LIFE OF PORTFOLIO PERFORMANCE

                          Value of $10,000 Investment
[GRAPH]

                                                                   EQUITY INDEX PORTFOLIO                 S&P 500 INDEX
                                                                   ----------------------                 -------------
5/98                                                                      10000.00                           10000.00
12/98                                                                     11052.00                           11283.70
12/99                                                                     13385.00                           13657.60
12/00                                                                     12116.00                           12414.10
12/01                                                                     10621.00                           10938.70
12/02                                                                      8233.00                            8521.28
12/03                                                                     10537.00                           10965.50
12/04                                                                     11627.00                           12158.80
12/05                                                                     12145.00                           12756.00

------------------------------------------------------------------------------------------------------------------------
                                                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                            DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------
                                                             INCEPTION DATE      1 YEAR      5 YEAR      SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------
  Equity Index Portfolio                                        05/01/98          4.46%      0.05%            2.57%
------------------------------------------------------------------------------------------------------------------------

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Investment Trust Equity Index Portfolio and the S&P 500 Index. The performance of the Portfolio assumes reinvestment of all dividends. The performance of the index does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index represents the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2005

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS (99.4%):
COMMON STOCKS (99.4%):
Aerospace & Defense (2.2%):
     9,751   Boeing Co..................       684,910
     2,431   General Dynamics Corp......       277,256
     1,485   Goodrich Corp..............        61,033
    10,179   Honeywell International,
               Inc......................       379,168
     1,451   L-3 Communications
               Holdings, Inc. (c).......       107,882
     4,319   Lockheed Martin Corp.......       274,818
     4,292   Northrop Grumman Corp......       257,992
     5,396   Raytheon Co................       216,649
     2,087   Rockwell Collins, Inc......        96,983
    12,304   United Technologies
               Corp.....................       687,917
                                          ------------
                                             3,044,608
                                          ------------
Air Freight & Logistics (1.0%):
     3,660   FedEx Corp.................       378,407
       775   Ryder System, Inc. (c).....        31,791
    13,329   United Parcel Service,
               Inc., Class B (c)........     1,001,674
                                          ------------
                                             1,411,872
                                          ------------
Airlines (0.1%):
     8,426   Southwest Airlines Co......       138,439
                                          ------------
Auto Components (0.2%):
       740   Cooper Tire & Rubber Co.
               (c)......................        11,337
     1,816   Dana Corp. (c).............        13,039
     2,130   Goodyear Tire & Rubber Co.
               (The) (a) (c)............        37,019
     2,331   Johnson Controls, Inc......       169,953
                                          ------------
                                               231,348
                                          ------------
Automobiles (0.4%):
    22,436   Ford Motor Co. (c).........       173,206
     6,831   General Motors Corp. (c)...       132,658
     3,317   Harley-Davidson, Inc.
               (c)......................       170,792
                                          ------------
                                               476,656
                                          ------------
Beverages (2.1%):
     9,377   Anheuser-Busch Cos.,
               Inc......................       402,836
     1,003   Brown-Forman Corp., Class
               B........................        69,528
    25,001   Coca-Cola Co. (The)........     1,007,790
     3,661   Coca-Cola Enterprises,
               Inc......................        70,182
     2,376   Constellation Brands, Inc.,
               Class A (a)..............        62,323
       682   Molson Coors Brewing Co.,
               Class B..................        45,687
     1,656   Pepsi Bottling Group,
               Inc......................        47,378
    20,041   PepsiCo, Inc...............     1,184,022
                                          ------------
                                             2,889,746
                                          ------------

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Biotechnology (1.5%):
    14,909   Amgen, Inc. (a)............     1,175,724
     2,270   Applera Corp.--Applied
               Biosystems Group (c).....        60,291
     4,099   Biogen Idec, Inc. (a)......       185,808
     1,321   Chiron Corp. (a)...........        58,732
     3,119   Genzyme Corp. (a)..........       220,763
     5,531   Gilead Sciences, Inc.
               (a)......................       291,096
     2,972   MedImmune, Inc. (a)........       104,079
                                          ------------
                                             2,096,493
                                          ------------
Building Products (0.2%):
     2,208   American Standard Cos.,
               Inc......................        88,209
     5,119   Masco Corp.................       154,543
                                          ------------
                                               242,752
                                          ------------
Capital Markets (3.1%):
     9,303   Bank of New York Co., Inc.
               (The)....................       296,301
     1,369   Bear Stearns Cos., Inc.
               (The)....................       158,161
    12,460   Charles Schwab Corp.
               (The)....................       182,788
     4,941   E*Trade Financial Corp.
               (a)......................       103,069
     1,023   Federated Investors, Inc.,
               Class B (c)..............        37,892
     1,793   Franklin Resources, Inc....       168,560
     5,445   Goldman Sachs Group,
               Inc......................       695,381
     2,605   Janus Capital Group, Inc.
               (c)......................        48,531
     3,236   Lehman Brothers Holdings,
               Inc......................       414,758
     5,050   Mellon Financial Corp......       172,962
    11,100   Merrill Lynch & Co.,
               Inc......................       751,803
    13,020   Morgan Stanley.............       738,755
     2,241   Northern Trust Corp........       116,129
     3,961   State Street Corp..........       219,598
     1,579   T. Rowe Price Group,
               Inc......................       113,735
                                          ------------
                                             4,218,423
                                          ------------
Chemicals (1.6%):
     2,680   Air Products & Chemicals,
               Inc......................       158,629
       867   Ashland, Inc...............        50,199
    11,657   Dow Chemical Co. (The)
               (c)......................       510,810
       984   Eastman Chemical Co........        50,765
     2,226   Ecolab, Inc................        80,737
    11,105   El Du Pont de Nemours &
               Co.......................       471,963
     1,448   Engelhard Corp.............        43,657
     1,362   Hercules, Inc. (a) (c).....        15,391
       976   International Flavors &
               Fragrances, Inc..........        32,696
     3,243   Monsanto Co................       251,430
     2,017   PPG Industries, Inc........       116,784
     3,893   Praxair, Inc...............       206,173
     1,740   Rohm & Haas Co.............        84,251
       812   Sigma-Aldrich Corp.........        51,391
                                          ------------
                                             2,124,876
                                          ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 6

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Commercial Banks (5.8%):
     4,210   AmSouth Bancorp (c)........       110,344
    48,508   Bank of America Corp.......     2,238,644
     6,550   BB&T Corp..................       274,511
     1,996   Comerica, Inc..............       113,293
     1,504   Compass Bancshares, Inc....        72,628
     6,702   Fifth Third Bancorp........       252,799
     1,522   First Horizon National
               Corp. (c)................        58,506
     2,756   Huntington Bancshares,
               Inc......................        65,455
     4,926   Keycorp....................       162,213
       964   M&T Bank Corp..............       105,124
     2,526   Marshall & Ilsley Corp.....       108,719
     6,657   National City Corp. (c)....       223,475
     5,746   North Fork Bancorp, Inc....       157,211
     3,530   PNC Financial Services
               Group, Inc...............       218,260
     5,531   Regions Financial Corp.
               (c)......................       188,939
     4,365   SunTrust Banks, Inc........       317,597
     3,772   Synovus Financial Corp.....       101,882
    21,939   U.S. Bancorp...............       655,757
    18,764   Wachovia Corp..............       991,865
     6,665   Waste Management, Inc......       202,283
    20,198   Wells Fargo & Co...........     1,269,040
     1,261   Zions Bancorp..............        95,281
                                          ------------
                                             7,983,826
                                          ------------
Commercial Services & Supplies (0.7%):
     2,636   Allied Waste Industries,
               Inc. (a) (c).............        23,039
     1,758   Apollo Group, Inc., Class A
               (a)......................       106,289
     1,334   Avery Dennison Corp........        73,730
    12,373   Cendant Corp...............       213,434
     1,663   Cintas Corp................        68,482
     1,569   Equifax, Inc...............        59,654
     3,957   H&R Block, Inc.............        97,144
     1,487   Monster Worldwide, Inc.
               (a)......................        60,699
     2,755   Pitney Bowes, Inc..........       116,399
     2,625   R.R. Donnelley & Sons
               Co.......................        89,801
     2,057   Robert Half International,
               Inc......................        77,940
                                          ------------
                                               986,611
                                          ------------
Communications Equipment (2.7%):
     1,407   ADC Telecommunications,
               Inc. (a) (c).............        31,432
     1,963   Andrew Corp. (a) (c).......        21,063
     5,058   Avaya, Inc. (a)............        53,969
     6,982   CIENA Corp.(a) (c).........        20,737
    74,193   Cisco Systems, Inc. (a)....     1,270,184
     2,440   Comverse Technology, Inc.
               (a)......................        64,880
    18,407   Corning, Inc. (a)..........       361,882
    19,957   JDS Uniphase Corp. (a)
               (c)......................        47,098
    53,687   Lucent Technologies, Inc.
               (a) (c)..................       142,807

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Communications Equipment, continued:
    30,085   Motorola, Inc..............       679,620
    19,859   QUALCOMM, Inc..............       855,526
     1,855   Scientific-Atlanta, Inc....        79,895
     5,417   Tellabs, Inc. (a)..........        59,045
                                          ------------
                                             3,688,138
                                          ------------
Computers & Peripherals (3.7%):
    10,179   Apple Computer, Inc. (a)...       731,768
    28,427   Dell, Inc. (a).............       852,526
    28,876   EMC Corp. (a)..............       393,291
     3,198   Gateway, Inc. (a) (c)......         8,027
    34,605   Hewlett-Packard Co.........       990,741
    19,078   International Business
               Machines Corp............     1,568,211
     1,402   Lexmark International,
               Inc., Class A (a)........        62,852
     2,217   NCR Corp. (a)..............        75,245
     4,494   Network Appliance, Inc.
               (a)......................       121,338
       972   QLogic Corp. (a)...........        31,600
    41,240   Sun Microsystems, Inc.
               (a)......................       172,796
                                          ------------
                                             5,008,395
                                          ------------
Construction & Engineering (0.1%):
     1,049   Fluor Corp.................        81,046
                                          ------------
Construction Materials (0.1%):
     1,230   Vulcan Materials Co. (c)...        83,332
                                          ------------
Consumer Finance (1.3%):
    14,998   American Express Co........       771,797
     3,618   Capital One Financial
               Corp.....................       312,595
    15,159   MBNA Corp..................       411,567
     5,041   SLM Corp...................       277,709
                                          ------------
                                             1,773,668
                                          ------------
Containers & Packaging (0.2%):
     1,257   Ball Corp..................        49,928
     1,272   Bemis Co. (c)..............        35,451
     1,730   Pactiv Corp. (a)...........        38,060
       983   Sealed Air Corp. (a) (c)...        55,215
     1,356   Temple-Inland, Inc.........        60,816
                                          ------------
                                               239,470
                                          ------------
Distributors (0.1%):
     2,096   Genuine Parts Co...........        92,056
                                          ------------
Diversified Financial Services (3.8%):
     2,971   Ameriprise Financial,
               Inc......................       121,811
     2,413   CIT Group, Inc.............       124,945
    61,105   Citigroup, Inc.............     2,965,426
    42,264   JPMorgan Chase & Co. (d)...     1,677,458
     2,997   Moody's Corp...............       184,076
     3,384   Principal Financial
               Group....................       160,503
                                          ------------
                                             5,234,219
                                          ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Diversified Telecommunication Services (2.6%):
     4,625   Alltel Corp................       291,837
    47,184   AT&T, Inc..................     1,155,536
     1,582   CenturyTel, Inc............        52,459
     4,033   Citizens Communications
               Co.......................        49,324
    18,646   Qwest Communications
               International, Inc. (a)
               (c)......................       105,350
    35,685   Sprint Nextel Corp.........       833,602
    33,397   Verizon Communications,
               Inc......................     1,005,918
                                          ------------
                                             3,494,026
                                          ------------
Electric Utilities (2.2%):
     1,967   Allegheny Energy, Inc. (a)
               (c)......................        62,256
     2,467   Ameren Corp. (c)...........       126,409
     4,755   American Electric Power
               Co., Inc.................       176,363
     2,409   Cinergy Corp...............       102,286
     2,959   Consolidated Edison, Inc.
               (c)......................       137,090
     2,148   DTE Energy Co. (c).........        92,772
     3,935   Edison International.......       171,605
     2,506   Entergy Corp...............       172,037
     8,059   Exelon Corp................       428,255
     3,984   FirstEnergy Corp...........       195,176
     4,769   FPL Group, Inc.............       198,200
     4,144   PG&E Corp..................       153,825
     1,196   Pinnacle West Capital
               Corp.....................        49,455
     4,591   PPL Corp...................       134,975
     3,040   Progress Energy, Inc.
               (c)......................       133,517
     8,956   Southern Co. (The).........       309,251
     2,514   TECO Energy, Inc. (c)......        43,191
     5,832   TXU Corp...................       292,708
     4,867   Xcel Energy, Inc. (c)......        89,845
                                          ------------
                                             3,069,216
                                          ------------
Electrical Equipment (0.5%):
     2,076   American Power Conversion
               Corp.....................        45,672
     1,107   Cooper Industries Ltd.
               (Bermuda), Class A.......        80,811
     4,962   Emerson Electric Co........       370,662
     2,164   Rockwell Automation,
               Inc......................       128,022
                                          ------------
                                               625,167
                                          ------------
Electronic Equipment & Instruments (0.3%):
     4,965   Agilent Technologies, Inc.
               (a)......................       165,285
     2,101   Jabil Circuit, Inc. (a)....        77,926
     1,734   Molex, Inc. (c)............        44,997
     6,348   Sanmina-SCI Corp. (a)......        27,043
    11,036   Solectron Corp. (a)........        40,392
     3,031   Symbol Technologies,
               Inc......................        38,857
     1,007   Tektronix, Inc.............        28,407
                                          ------------
                                               422,907
                                          ------------
Energy Equipment & Services (1.7%):
     4,129   Baker Hughes, Inc..........       250,961

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Energy Equipment & Services, continued:
     3,893   BJ Services Co.............       142,756
     6,194   Halliburton Co.............       383,780
     1,909   Nabors Industries Ltd.
               (Bermuda) (a) (c)........       144,607
     2,105   National Oilwell Varco,
               Inc. (a).................       131,983
     1,654   Noble Corp. (Cayman
               Islands) (c).............       116,673
     1,320   Rowan Cos., Inc............        47,045
     7,115   Schlumberger Ltd.
               (Netherlands)............       691,222
     3,987   Transocean, Inc. (a).......       277,854
     4,199   Weatherford International
               Ltd. (a).................       152,004
                                          ------------
                                             2,338,885
                                          ------------
Food & Staples Retailing (2.4%):
     4,454   Albertson's, Inc...........        95,093
     5,702   Costco Wholesale Corp......       282,078
     9,834   CVS Corp...................       259,814
     8,755   Kroger Co. (The) (a).......       165,294
     5,427   Safeway, Inc...............       128,403
     1,645   Supervalu, Inc. (c)........        53,430
     7,492   Sysco Corp.................       232,627
    30,173   Wal-Mart Stores, Inc.......     1,412,096
    12,224   Walgreen Co................       541,034
     1,663   Whole Foods Market,
               Inc. ....................       128,700
                                          ------------
                                             3,298,569
                                          ------------
Food Products (1.0%):
     7,890   Archer-Daniels-Midland
               Co.......................       194,567
     2,248   Campbell Soup Co...........        66,923
     6,267   ConAgra Foods, Inc.........       127,095
     4,291   General Mills, Inc.........       211,632
     2,187   Hershey Foods Corp.........       120,832
     4,042   HJ Heinz Co................       136,296
     3,102   Kellogg Co.................       134,068
     1,617   McCormick & Co., Inc. (Non-
               Voting)..................        49,998
     9,174   Sara Lee Corp..............       173,389
     3,040   Tyson Foods, Inc., Class A
               (c)......................        51,984
     2,167   Wm. Wrigley Jr. Co. (c)....       144,084
                                          ------------
                                             1,410,868
                                          ------------
Gas Utilities (0.1%):
     2,106   KeySpan Corp...............        75,163
       534   Nicor, Inc. (c)............        20,992
     3,293   NiSource, Inc. (c).........        68,692
       461   Peoples Energy Corp. (c)...        16,167
                                          ------------
                                               181,014
                                          ------------
Health Care Equipment & Supplies (2.2%):
       649   Bausch & Lomb, Inc.........        44,067
     7,532   Baxter International,
               Inc......................       283,580

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 8

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Health Care Equipment & Supplies, continued:
     3,044   Becton, Dickinson & Co.....       182,883
     3,008   Biomet, Inc. (c)...........       110,002
     7,127   Boston Scientific Corp.
               (a)......................       174,540
     1,267   C.R. Bard, Inc.............        83,521
     1,481   Fisher Scientific
               International, Inc. (a)
               (c)......................        91,615
     4,008   Guidant Corp...............       259,518
     1,943   Hospira, Inc. (a)..........        83,121
    14,610   Medtronic, Inc.............       841,098
       629   Millipore Corp. (a) (c)....        41,539
     1,670   Patterson Cos., Inc. (a)
               (c)......................        55,778
     1,580   PerkinElmer, Inc...........        37,225
     4,428   St. Jude Medical, Inc.
               (a)......................       222,286
     3,522   Stryker Corp...............       156,482
     1,959   Thermo Electron Corp.
               (a)......................        59,025
     1,337   Waters Corp. (a)...........        50,539
     2,993   Zimmer Holdings, Inc.
               (a)......................       201,848
                                          ------------
                                             2,978,667
                                          ------------
Health Care Providers & Services (3.2%):
     3,455   Aetna, Inc.................       325,841
     2,518   AmerisourceBergen Corp.....       104,245
     5,172   Cardinal Health, Inc.......       355,575
     5,432   Caremark Rx, Inc. (a)......       281,323
     1,519   Cigna Corp.................       169,672
     1,962   Coventry Health Care, Inc.
               (a)......................       111,756
     1,759   Express Scripts, Inc.
               (a)......................       147,404
     5,120   HCA, Inc...................       258,560
     2,985   Health Management
               Associates, Inc., Class
               A........................        65,551
     1,966   Humana, Inc. (a)...........       106,813
     2,798   IMS Health, Inc............        69,726
     1,605   Laboratory Corp. of America
               Holdings (a).............        86,429
       956   Manor Care, Inc. (c).......        38,020
     3,716   McKesson Corp..............       191,709
     3,715   Medco Health Solutions,
               Inc. (a).................       207,297
     2,002   Quest Diagnostics, Inc.....       103,063
     5,670   Tenet Healthcare Corp. (a)
               (c)......................        43,432
    16,488   UnitedHealth Group, Inc....     1,024,565
     7,970   WellPoint, Inc. (a)........       635,926
                                          ------------
                                             4,326,907
                                          ------------
Hotels, Restaurants & Leisure (1.5%):
     5,233   Carnival Corp. (c).........       279,809
     1,582   Darden Restaurants, Inc....        61,508
     2,220   Harrah's Entertainment,
               Inc......................       158,264
     3,963   Hilton Hotels Corp.........        95,548
     4,070   International Game
               Technology...............       125,275
     1,988   Marriott International,
               Inc., Class A............       133,136
    15,202   McDonald's Corp. (c).......       512,611

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Hotels, Restaurants & Leisure, continued:
     9,282   Starbucks Corp. (a)........       278,553
     2,648   Starwood Hotels & Resorts
               Worldwide, Inc...........       169,101
     1,404   Wendy's International,
               Inc......................        77,585
     3,419   Yum! Brands, Inc...........       160,283
                                          ------------
                                             2,051,673
                                          ------------
Household Durables (0.7%):
       947   Black & Decker Corp........        82,351
     1,543   Centex Corp. (c)...........       110,309
     3,288   D.R. Horton, Inc...........       117,480
     1,765   Fortune Brands, Inc........       137,705
       946   KB Home (c)................        68,736
     2,222   Leggett & Platt, Inc.......        51,017
     1,659   Lennar Corp., Class A......       101,232
       968   Maytag Corp................        18,218
     3,328   Newell Rubbermaid, Inc.
               (c)......................        79,140
     2,591   Pulte Homes, Inc...........       101,982
       700   Snap-On, Inc. (c)..........        26,292
       878   Stanley Works (The)........        42,179
       815   Whirlpool Corp.............        68,265
                                          ------------
                                             1,004,906
                                          ------------
Household Products (2.3%):
     1,820   Clorox Co..................       103,540
     6,257   Colgate-Palmolive Co.......       343,196
     5,643   Kimberly-Clark Corp........       336,605
    40,232   Procter & Gamble Co........     2,328,628
                                          ------------
                                             3,111,969
                                          ------------
Independent Power Producers & Energy Traders (0.2%):
    11,204   Duke Energy Corp. (c)......       307,550
                                          ------------
Industrial Conglomerates (4.4%):
     9,179   3M Co......................       711,373
   127,624   General Electric Co........     4,473,221
     1,599   Textron, Inc...............       123,091
    24,315   Tyco International Ltd.
               (Bermuda)................       701,731
                                          ------------
                                             6,009,416
                                          ------------
Insurance (4.9%):
     3,893   ACE Ltd. (Cayman
               Islands).................       208,042
     6,044   Aflac, Inc.................       280,562
     7,835   Allstate Corp. (The).......       423,638
       968   AMBAC Financial Group,
               Inc......................        74,594
    31,351   American International
               Group, Inc...............     2,139,079
     3,865   AON Corp...................       138,947
     2,415   Chubb Corp.................       235,825
     2,110   Cincinnati Financial Corp.
               (c)......................        94,275
     4,549   Genworth Financial, Inc.,
               Class A..................       157,304

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Insurance, continued:
     3,628   Hartford Financial Services
               Group, Inc...............       311,609
     1,619   Jefferson-Pilot Corp.......        92,170
     2,093   Lincoln National Corp......       110,992
     1,638   Loews Corp.................       155,364
     6,579   Marsh & McLennan Cos.,
               Inc......................       208,949
     1,619   MBIA, Inc. (c).............        97,399
     9,147   MetLife, Inc...............       448,203
     2,382   Progressive Corp. (The)....       278,170
     6,100   Prudential Financial,
               Inc......................       446,459
     1,492   Safeco Corp................        84,298
     8,364   St. Paul Travelers Cos.,
               Inc. (The)...............       373,620
     1,253   Torchmark Corp.............        69,667
     3,599   UnumProvident Corp. (c)....        81,877
     2,106   XL Capital Ltd. (Cayman
               Islands), Class A........       141,902
                                          ------------
                                             6,652,945
                                          ------------
Internet & Catalog Retail (0.6%):
     3,705   Amazon.com, Inc. (a).......       174,691
    13,804   eBay, Inc. (a).............       597,023
                                          ------------
                                               771,714
                                          ------------
Internet Software & Services (0.4%):
    15,251   Yahoo!, Inc. (a)...........       597,534
                                          ------------
Investment Company (0.0%):(g)
       160   S&P 500 Depositary Receipts
               (c)......................        19,922
                                          ------------
IT Services (1.0%):
     1,501   Affiliated Computer
               Services, Inc., Class A
               (a)......................        88,829
     6,964   Automatic Data Processing,
               Inc......................       319,578
     2,235   Computer Sciences Corp.
               (a)......................       113,181
     1,691   Convergys Corp. (a)........        26,802
     6,300   Electronic Data Systems
               Corp.....................       151,452
     9,229   First Data Corp............       396,939
     2,228   Fiserv, Inc. (a)...........        96,406
     4,028   Paychex, Inc...............       153,548
     1,585   Sabre Holdings Corp., Class
               A........................        38,214
     4,123   Unisys Corp. (a)...........        24,037
                                          ------------
                                             1,408,986
                                          ------------
Leisure Equipment & Products (0.2%):
     1,165   Brunswick Corp. (c)........        47,369
     3,469   Eastman Kodak Co. (c)......        81,174
     2,154   Hasbro, Inc................        43,468
     4,878   Mattel, Inc................        77,170
                                          ------------
                                               249,181
                                          ------------

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Machinery (1.4%):
     8,216   Caterpillar, Inc...........       474,638
       566   Cummins, Inc. (c)..........        50,787
     2,866   Danaher Corp...............       159,866
     2,913   Deere & Co.................       198,405
     2,448   Dover Corp. (c)............        99,120
     1,788   Eaton Corp.................       119,957
     2,473   Illinois Tool Works,
               Inc......................       217,599
     3,996   Ingersoll-Rand Co., Ltd.
               (Bermuda), Class A.......       161,319
     1,115   ITT Industries, Inc........       114,644
       745   Navistar International
               Corp. (a) (c)............        21,322
     2,045   PACCAR, Inc. (c)...........       141,575
     1,505   Pall Corp. (c).............        40,424
     1,446   Parker-Hannifin Corp.......        95,378
                                          ------------
                                             1,895,034
                                          ------------
Media (3.3%):
     6,529   Clear Channel
               Communications, Inc.
               (c)......................       205,337
    26,229   Comcast Corp., Class A
               (a)......................       680,905
       713   Dow Jones & Co., Inc.
               (c)......................        25,304
     1,029   E.W. Scripps Co., Class
               A........................        49,413
     2,897   Gannett Co., Inc...........       175,471
     5,200   Interpublic Group of Cos.,
               Inc. (a) (c).............        50,180
       838   Knight Ridder, Inc. (c)....        53,045
     4,528   McGraw-Hill Cos., Inc.
               (The)....................       233,781
       506   Meredith Corp..............        26,484
     1,753   New York Times Co., Class A
               (c)......................        46,367
    29,390   News Corp., Class A........       457,015
     2,178   Omnicom Group, Inc.........       185,413
    56,317   Time Warner, Inc...........       982,168
     3,162   Tribune Co.................        95,682
     2,701   Univision Communications,
               Inc., Class A (a)........        79,382
    18,666   Viacom, Inc., Class B
               (a)......................       608,512
    23,234   Walt Disney Co.............       556,919
                                          ------------
                                             4,511,378
                                          ------------
Metals & Mining (0.8%):
    10,511   Alcoa, Inc.................       310,810
     1,027   Allegheny Technologies,
               Inc......................        37,054
     2,223   Freeport-McMoRan Copper &
               Gold, Inc., Class B......       119,597
     5,397   Newmont Mining Corp........       288,200
     1,880   Nucor Corp.................       125,434
     1,227   Phelps Dodge Corp. (c).....       176,529
     1,370   United States Steel Corp.
               (c)......................        65,856
                                          ------------
                                             1,123,480
                                          ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 10

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Multi-Utilities (0.7%):
     7,890   AES Corp. (The) (a)........       124,899
     3,745   CenterPoint Energy, Inc.
               (c)......................        48,123
     2,659   CMS Energy Corp. (a) (c)...        38,582
     2,156   Constellation Energy Group,
               Inc......................       124,186
     4,195   Dominion Resources, Inc....       323,854
     3,638   Dynegy, Inc., Class A (a)
               (c)......................        17,608
     3,028   Public Service Enterprise
               Group, Inc...............       196,729
     3,105   Sempra Energy..............       139,228
                                          ------------
                                             1,013,209
                                          ------------
Multiline Retail (1.1%):
     1,376   Big Lots, Inc. (a) (c).....        16,526
       744   Dillards, Inc., Class A
               (c)......................        18,466
     3,825   Dollar General Corp........        72,943
     1,875   Family Dollar Stores, Inc.
               (c)......................        46,481
     3,288   Federated Department
               Stores, Inc..............       218,093
     2,805   J.C. Penney Co., Inc.......       155,958
     4,164   Kohl's Corp. (a)...........       202,370
     2,640   Nordstrom, Inc.............        98,736
     1,205   Sears Holdings Corp. (a)
               (c)......................       139,214
    10,619   Target Corp................       583,726
                                          ------------
                                             1,552,513
                                          ------------
Office Electronics (0.1%):
    11,601   Xerox Corp. (a)............       169,955
                                          ------------
Oil, Gas & Consumable Fuels (7.5%):
       966   Amerada Hess Corp. (c).....       122,508
     2,865   Anadarko Petroleum Corp....       271,459
     3,977   Apache Corp................       272,504
     4,566   Burlington Resources,
               Inc......................       393,589
    27,116   Chevron Corp...............     1,539,375
    16,760   ConocoPhillips.............       975,097
     5,366   Devon Energy Corp..........       335,590
     7,964   El Paso Corp. (c)..........        96,842
     2,918   EOG Resources, Inc.........       214,094
    75,157   Exxon Mobil Corp...........     4,221,569
     1,401   Kerr-McGee Corp............       127,295
     1,271   Kinder Morgan, Inc.........       116,868
     4,427   Marathon Oil Corp..........       269,914
     1,994   Murphy Oil Corp............       107,656
     4,856   Occidental Petroleum
               Corp.....................       387,897
     1,644   Sunoco, Inc................       128,857
     7,448   Valero Energy Corp.........       384,317
     6,921   Williams Cos., Inc.........       160,359
     4,387   XTO Energy, Inc............       192,765
                                          ------------
                                            10,318,555
                                          ------------

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Paper & Forest Products (0.4%):
     5,924   International Paper Co.....       199,105
     1,278   Louisiana-Pacific Corp.
               (c)......................        35,107
     2,192   MeadWestvaco Corp..........        61,442
     2,938   Weyerhaeuser Co. (c).......       194,907
                                          ------------
                                               490,561
                                          ------------
Personal Products (0.1%):
       912   Alberto-Culver Co..........        41,724
     5,537   Avon Products, Inc.........       158,081
                                          ------------
                                               199,805
                                          ------------
Pharmaceuticals (6.4%):
    18,737   Abbott Laboratories........       738,800
     1,590   Allergan, Inc. (c).........       171,657
    23,632   Bristol-Myers Squibb Co....       543,063
    13,729   Eli Lilly & Co.............       776,924
     4,080   Forest Laboratories, Inc.
               (a)......................       165,975
    35,933   Johnson & Johnson..........     2,159,573
     2,920   King Pharmaceuticals, Inc.
               (a)......................        49,406
    26,411   Merck & Co., Inc...........       840,134
     2,641   Mylan Laboratories, Inc....        52,714
    89,036   Pfizer, Inc................     2,076,320
    17,851   Schering-Plough Corp.......       372,193
     1,225   Watson Pharmaceuticals,
               Inc. (a).................        39,825
    16,212   Wyeth......................       746,887
                                          ------------
                                             8,733,471
                                          ------------
Real Estate (0.7%):
     1,156   Apartment Investment &
               Management Co. REIT
               (c)......................        43,778
     2,561   Archstone-Smith Trust REIT
               (c)......................       107,280
     4,906   Equity Office Properties
               Trust, REIT..............       148,799
     3,481   Equity Residential REIT....       136,177
     2,223   Plum Creek Timber Co., Inc.
               REIT.....................        80,139
     2,941   Prologis REIT..............       137,404
       999   Public Storage, Inc. REIT
               (c)......................        67,652
     2,252   Simon Property Group, Inc.
               REIT (c).................       172,571
     1,426   Vornado Realty Trust REIT
               (c)......................       119,028
                                          ------------
                                             1,012,828
                                          ------------
Road & Rail (0.7%):
     4,510   Burlington Northern Santa
               Fe Corp..................       319,398
     2,624   CSX Corp...................       133,221
     4,909   Norfolk Southern Corp......       220,070
     3,200   Union Pacific Corp.........       257,632
                                          ------------
                                               930,321
                                          ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Semiconductors & Semiconductor Equipment (3.2%):
     4,881   Advanced Micro Devices,
               Inc. (a) (c).............       149,359
     4,378   Altera Corp. (a)...........        81,124
     4,431   Analog Devices, Inc........       158,940
    19,597   Applied Materials, Inc.....       351,570
     3,609   Applied Micro Circuits
               Corp. (a)................         9,275
     3,493   Broadcom Corp., Class A
               (a)......................       164,695
     4,957   Freescale Semiconductor,
               Inc., Class B (a)........       124,768
    72,821   Intel Corp.................     1,817,612
     2,385   KLA-Tencor Corp............       117,652
     3,681   Linear Technology Corp.....       132,774
     4,732   LSI Logic Corp. (a)........        37,856
     3,959   Maxim Integrated Products,
               Inc......................       143,474
     7,464   Micron Technology, Inc.
               (a)......................        99,346
     4,151   National Semiconductor
               Corp.....................       107,843
     1,611   Novellus Systems, Inc. (a)
               (c)......................        38,857
     2,068   Nvidia Corp. (a)...........        75,606
     2,213   PMC-Sierra, Inc. (a) (c)...        17,062
     2,378   Teradyne, Inc. (a).........        34,648
    19,544   Texas Instruments, Inc.....       626,776
     4,209   Xilinx, Inc................       106,109
                                          ------------
                                             4,395,346
                                          ------------
Software (3.5%):
     7,262   Adobe Systems, Inc.........       268,403
     2,788   Autodesk, Inc..............       119,745
     2,613   BMC Software, Inc. (a).....        53,540
     2,130   Citrix Systems, Inc. (a)...        61,301
     5,542   Computer Associates
               International, Inc.
               (c)......................       156,229
     4,680   Compuware Corp. (a)........        41,980
     3,631   Electronic Arts, Inc.
               (a)......................       189,938
     2,137   Intuit, Inc. (a)...........       113,902
     1,046   Mercury Interactive Corp.
               (a) (c)..................        29,068
   110,572   Microsoft Corp.............     2,891,458
     4,614   Novell, Inc. (a) (c).......        40,742
    45,425   Oracle Corp. (a)...........       554,639
     3,290   Parametric Technology Corp.
               (a)......................        20,069
     6,391   Siebel Systems, Inc........        67,617
    13,063   Symantec Corp. (a).........       228,602
                                          ------------
                                             4,837,233
                                          ------------
Specialty Retail (2.2%):
     2,187   AutoNation, Inc. (a) (c)...        47,523
       667   AutoZone, Inc. (a).........        61,197
     3,586   Bed Bath & Beyond, Inc.
               (a)......................       129,634

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Specialty Retail, continued:
     4,937   Best Buy Co., Inc..........       214,661
     1,892   Circuit City Stores,
               Inc......................        42,740
     6,932   Gap, Inc. (The)............       122,280
    25,658   Home Depot, Inc............     1,038,636
     4,206   Limited Brands, Inc........        94,004
     9,444   Lowe's Cos., Inc...........       629,537
     3,730   Office Depot, Inc. (a).....       117,122
       855   OfficeMax, Inc.............        21,683
     1,626   RadioShack Corp. (c).......        34,195
     1,356   Sherwin-Williams Co.
               (The)....................        61,590
     8,834   Staples, Inc...............       200,620
     1,718   Tiffany & Co...............        65,782
     5,564   TJX Cos., Inc..............       129,252
                                          ------------
                                             3,010,456
                                          ------------
Textiles, Apparel & Luxury Goods (0.4%):
     4,591   Coach, Inc. (a)............       153,064
     1,411   Jones Apparel Group, Inc.
               (c)......................        43,346
     1,288   Liz Claiborne, Inc.........        46,136
     2,296   Nike, Inc., Class B........       199,270
       636   Reebok International
               Ltd......................        37,034
     1,074   V.F. Corp..................        59,435
                                          ------------
                                               538,285
                                          ------------
Thrifts & Mortgage Finance (1.6%):
     7,213   Countrywide Financial
               Corp.....................       246,612
    11,691   Fannie Mae.................       570,638
     8,346   Freddie Mac................       545,411
     3,078   Golden West Financial
               Corp.....................       203,148
     1,096   MGIC Investment Corp.......        72,139
     4,314   Sovereign Bancorp, Inc.....        93,269
    11,919   Washington Mutual, Inc.....       518,476
                                          ------------
                                             2,249,693
                                          ------------
Tobacco (1.5%):
    25,152   Altria Group, Inc..........     1,879,357
     1,033   Reynolds American, Inc.
               (c)......................        98,476
     1,976   UST, Inc. (c)..............        80,680
                                          ------------
                                             2,058,513
                                          ------------
Trading Companies & Distributors (0.1%):
       918   Grainger (W.W.), Inc.......        65,270
                                          ------------
Wireless Telecommunication Services (0.4%):
    22,087   BellSouth Corp. (c)........       598,558
                                          ------------
  Total Common Stocks
  (Cost $133,362,782)                      136,082,460
                                          ------------
SHORT-TERM INVESTMENTS (0.7%):
INVESTMENT COMPANY (0.6%):
   832,608   JPMorgan Liquid Assets
               Money Market Fund
               (b)(m)...................       832,608
                                          ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 12

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
SHORT-TERM INVESTMENTS, CONTINUED:
U.S. TREASURY BILLS (0.1%):
    30,000   U.S. Treasury Bills, 3.83%,
               01/26/2006 (k) (n).......        29,925
    30,000   U.S. Treasury Bills, 3.92%,
               02/09/2006 (k) (n).......        29,882
    35,000   U.S. Treasury Bills, 3.81%,
               02/23/2006 (k) (n).......        34,811
                                          ------------
                                                94,618
                                          ------------
  Total Short-Term Investments
  (Cost $927,208)                              927,226
                                          ------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED
  (7.1%):
Certificates of Deposit (0.4%):
   485,000   Credit Suisse First Boston,
               FRN, 4.27%, 10/17/06.....       485,000
                                          ------------
Commercial Paper (0.3%):
   400,000   Morgan Stanley, FRN,
               4.33%, 04/17/06..........       400,000
                                          ------------
Corporate Notes (1.2%):
   300,000   Bank of America, FRN,
               4.31%, 11/07/06..........       300,000
    37,544   CC USA, Inc., FRN,
               4.42%, 02/17/06..........        37,544
   450,000   CDC Financial Products,
               Inc., FRN,
               4.35%, 01/30/06..........       450,000
   400,000   Citigroup Global Markets
               Holding, Inc., FRN,
               4.32%, 01/06/06..........       400,000
    37,551   Citigroup Global Markets
               Holding, Inc., FRN,
               4.59%, 12/12/06..........        37,551
   350,986   Links Finance LLC, FRN,
               4.29%, 10/06/06..........       350,986
    56,327   MBIA Global Funding LLC,
               FRN,
               4.48%, 01/26/07..........        56,327
    56,318   Sigma Finance, Inc., FRN,
               4.41%, 02/27/06..........        56,318
                                          ------------
                                             1,688,726
                                          ------------
Repurchase Agreements (5.2%):
   639,940   Banc of America Securities
               LLC, 4.26%, dated
               12/30/05 due 01/03/06,
               repurchase price $640,243
               collateralized by U.S.
               Government Agency
               Mortgages................       639,940

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements, continued:
 2,000,000   Barclays Capital, 4.28%,
               dated 12/30/05 due
               01/03/06, repurchase
               price $2,000,951,
               collateralized Government
               Agency Mortgages.........     2,000,000
 1,500,000   Lehman Brothers Inc.,
               4.26%, dated 12/30/05 due
               01/03/06, repurchase
               price $1,500,710,
               collateralized, by U.S.
               Government Agency
               Mortgages................     1,500,000
 1,500,000   Morgan Stanley, 4.27%,
               dated 12/30/05 due
               01/03/06, repurchase
               price $1,500,712,
               collateralized Government
               Agency Mortgages.........     1,500,000
 1,500,000   UBS Securities LLC, 4.26%,
               dated 12/30/05 due
               01/03/06, repurchase
               price $1,500,710,
               collateralized by U.S.
               Government Agency
               Mortgages................     1,500,000
                                          ------------
                                             7,139,940
                                          ------------
  Total Investments of Cash Collateral
  for Securities Loaned (Cost
  $9,713,666)                                9,713,666
                                          ------------
TOTAL INVESTMENTS (107.2%)
  (Cost $144,003,656)                     $146,723,352
LIABILITIES IN EXCESS OF OTHER ASSETS
  ((7.2)%)                                  (9,794,691)
                                          ------------
NET ASSETS (100.0%)                       $136,928,661
                                          ============

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

------------
Percentages indicated are based on net assets.

Abbreviations:

(a) Non-income producing security.

(b) Investment in affiliate. Money market fund registered under the investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c) Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(d) Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

(g) Amount rounds to less than 0.1%

(k) Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m) All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n) The rate shown is the effective yield at the date of purchase.

FRN Floating Rate Note. The rate shown is the rate in effect as of December 31, 2005.

REIT Real Estate Investment Trust.

FUTURES CONTRACTS

                                                             UNREALIZED
                                           NOTIONAL VALUE   APPRECIATION
NUMBER OF                                   AT 12/31/05    (DEPRECIATION)
CONTRACTS   DESCRIPTION   EXPIRATION DATE      (USD)           (USD)
-------------------------------------------------------------------------
           Emini S&P 500
   12          Index        March, 2006       $752,850        $(12,213)

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005
See notes to financial statements.

 14

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2005

ASSETS:
Investments in non-affiliates, at value.....................  $144,213,286
Investments in affiliates, at value.........................     2,510,066
                                                              ------------
Total investment securities, at value.......................   146,723,352
Cash........................................................        20,899
Receivables:
  Investment securities sold................................         9,681
  Portfolio shares sold.....................................        32,026
  Interest and dividends....................................       182,196
                                                              ------------
Total Assets................................................   146,968,154
                                                              ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................       170,925
  Collateral for securities lending program.................     9,713,666
  Portfolio shares redeemed.................................       108,913
  Variation margin on futures contracts.....................         3,150
Accrued liabilities:
  Investment advisory fees..................................        15,636
  Administration fees.......................................        17,239
  Custodian fees............................................         1,725
  Other.....................................................         8,239
                                                              ------------
Total liabilities...........................................    10,039,493
                                                              ------------
NET ASSETS..................................................  $136,928,661
                                                              ============
NET ASSETS:
Paid in capital.............................................  $138,272,573
Accumulated undistributed (distributions in excess of) net
  investment income.........................................     1,912,321
Accumulated net realized gains (losses) from investments and
  futures...................................................    (5,963,716)
Net unrealized appreciation (depreciation) from investments
  and futures...............................................     2,707,483
                                                              ------------
Net Assets..................................................  $136,928,661
                                                              ============
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)...........    12,534,357
Net asset value, offering and redemption price per share
  (unlimited amount authorized, no par value)...............  $      10.92
Cost of investments.........................................  $144,003,656
Market value of securities on loan..........................  $  9,437,175

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividend income.............................................  $ 2,444,992
Dividend income from affiliates (a).........................       73,263
Interest income.............................................        2,233
Income from securities lending (net)........................       22,274
                                                              -----------
Total investment income.....................................    2,542,762
                                                              -----------
EXPENSES:
Investment advisory fees....................................      406,133
Administration fees.........................................      190,294
Custodian fees..............................................       30,337
Interest expense............................................          135
Professional fees...........................................       30,408
Trustees' fees..............................................          324
Transfer agent fees.........................................        4,848
Other.......................................................       32,049
                                                              -----------
Total expenses..............................................      694,528
                                                              -----------
Less amounts waived.........................................      (66,763)
Less earnings credits.......................................         (235)
                                                              -----------
  Net expenses..............................................      627,530
                                                              -----------
Net investment income (loss)................................    1,915,232
                                                              -----------
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
  Investments...............................................  $  (379,562)
  Investments in affiliates.................................        5,514
  Futures...................................................       23,353
Change in net unrealized appreciation (depreciation) of:
  Investments...............................................    4,443,093
  Futures...................................................      (28,442)
                                                              -----------
Net realized/unrealized gains (losses) on investments and
  futures...................................................    4,063,956
                                                              -----------
Change in net assets resulting from operations..............  $ 5,979,188
                                                              ===========
(a) Includes reimbursements of investment advisory and
  administration fees.......................................  $     1,856
                                                              -----------

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 16

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income (loss)..............................  $  1,915,232    $  1,957,840
  Net realized gain (loss) on investments and futures.......      (350,695)        602,755
  Change in net unrealized appreciation (depreciation) of
    investments and futures.................................     4,414,651      10,252,153
                                                              ------------    ------------
Change in net assets resulting from operations..............     5,979,188      12,812,748
                                                              ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................    (1,958,403)     (1,375,652)
                                                              ------------    ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    18,903,292      19,022,757
  Dividends reinvested......................................     1,958,403       1,375,652
  Cost of shares redeemed...................................   (25,151,037)    (21,371,571)
                                                              ------------    ------------
Change in net assets from capital transactions..............    (4,289,342)       (973,162)
                                                              ------------    ------------
NET ASSETS:
  Change in net assets......................................      (268,557)     10,463,934
  Beginning of period.......................................   137,197,218     126,733,284
                                                              ------------    ------------
  End of period.............................................  $136,928,661    $137,197,218
                                                              ============    ============
Accumulated undistributed (distributions in excess of) net
  investment income.........................................  $  1,912,321    $  1,955,492
                                                              ============    ============
SHARE TRANSACTIONS:
  Issued....................................................     1,803,028       1,912,975
  Reinvested................................................       191,625         140,804
  Redeemed..................................................    (2,390,262)     (2,161,769)
                                                              ------------    ------------
Change in shares............................................      (395,609)       (107,990)
                                                              ============    ============

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2002           2001
                                          ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD....    $  10.61       $   9.72       $   7.69       $  9.92        $  11.42
                                            --------       --------       --------       -------        --------
INVESTMENT OPERATIONS:
  Net investment income (loss)..........        0.15           0.15           0.11          0.09            0.09
  Net realized and unrealized gains
    (losses) on investments.............        0.31           0.85           2.01         (2.32)          (1.50)
                                            --------       --------       --------       -------        --------
    Total from investment operations....        0.46           1.00           2.12         (2.23)          (1.41)
                                            --------       --------       --------       -------        --------
DISTRIBUTIONS:
  Net investment income.................       (0.15)         (0.11)         (0.09)           --           (0.09)
                                            --------       --------       --------       -------        --------
    Total distributions.................       (0.15)         (0.11)         (0.09)           --           (0.09)
                                            --------       --------       --------       -------        --------
NET ASSET VALUE, END OF PERIOD..........    $  10.92       $  10.61       $   9.72       $  7.69        $   9.92
                                            ========       ========       ========       =======        ========
TOTAL RETURN............................        4.46%         10.34%         27.98%       (22.48)%        (12.34)%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)........    $136,929       $137,197       $126,733       $89,012        $104,301
RATIOS TO AVERAGE NET ASSETS:
  Net expenses..........................        0.46%(a)       0.50%          0.50%         0.50%           0.50%
  Net investment income (loss)..........        1.41%          1.53%          1.32%         1.15%           0.90%
  Expenses without waivers
    reimbursements and earnings
    credits.............................        0.51%          0.51%          0.51%         0.51%           0.51%
PORTFOLIO TURNOVER RATE.................          12%            14%             1%            5%              1%

------------

(a) Effective September 1, 2005, the contractual expense limitation percentage is 0.41%.

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 18

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   JPMorgan Investment Trust (formerly One Group Investment Trust) (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The Equity Index Portfolio is a separate Portfolio of the Trust (the "Portfolio").

   Effective May 1, 2005, the Board of Trustees approved the name change from One Group Investment Trust Equity Index Portfolio to JPMorgan Investment Trust Equity Index Portfolio.

   Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS

     Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Portfolio's adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

     B. REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

     C. FUTURES CONTRACTS

     The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets,

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss equal to the variation margin.

     Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

     As of December 31, 2005, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

     D. SECURITIES LENDING

     To generate additional income, the Portfolio may lend up to 33 1/3% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (collectively, U.S. government securities"). JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Portfolio, serves as lending agent to the Portfolio pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending Agreement"). The Securities Lending Agreement was effective with respect to the Equity Index Portfolio on October 18, 2004 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005.

     Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for use of the cash collateral. For loans secured by US government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and fees) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

     Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to
     (i) 0.06%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 0.1142%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period from the effective date of the Agreement through December 31, 2005, JPMCB voluntarily reduced its fees to: (i) 0.05% for each Loan of U.S. Securities and (ii) 0.10% for each Loan of non-U.S. Securities, respectively.

     As of December 31, 2005, the Portfolio had securities with the following market values on loan, received the following collateral for the period then ended and paid the following amounts to related party affiliates:

     LENDING      MARKET     MARKET VALUE
      AGENT      VALUE OF     OF LOANED
    FEES PAID   COLLATERAL    SECURITIES
    ---------   ----------   ------------
     $6,203     $9,713,666    $9,437,175

     Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio for any losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 20

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     E. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

     F. ALLOCATION OF EXPENSES

     Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

     G. FEDERAL INCOME TAXES

     The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

     H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. As of December 31, 2005, there was no reclassification needed within the capital accounts.

     The Portfolio may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE

     Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the "Advisor") (formerly known as Banc One Investment Advisors Corporation) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio's average daily net assets at an annual fee rate of 0.30%.

     The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administrative fees are waived and/or reimbursed to the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio's investment in an affiliated money market fund.

     B. ADMINISTRATION FEE

     Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator") (formerly One Group Administrative Services, Inc.), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.14% of the average daily net assets of the Portfolio.

     JPMCB provides portfolio fund accounting services for the Portfolio and receives a portion of the fees payable to the Administrator.

     Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS") began serving as the Portfolio's Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1,

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     2005, BISYS Fund Services, L.P. ("BISYS") served as the Portfolio's Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

     C. DISTRIBUTION FEES

     Effective May 1, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trust's exclusive underwriter and promotes and arranges for the sale of the Portfolio's shares. The Distributor receives no compensation in its capacity as the Portfolio's underwriter.

     D. CUSTODIAN FEES

     JPMCB provides portfolio custody services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody services are included in custodian fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

     Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

     E. WAIVERS AND REIMBURSEMENTS

     The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.41% (0.55% prior to September 1, 2005) of the Portfolio's average daily net assets.

     The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The new expense limitation will be in place until at least April 30, 2007.

     For the year ended December 31, 2005, the Portfolio's Advisor waived investment advisory fees for the Portfolio in the amount of $66,763. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

     F. OTHER

     Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Portfolio for serving in their respective roles.

     The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

     During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

     The Portfolio may use related party brokers/dealers. For the year ended December 31, 2005, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

     The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

4. INVESTMENT TRANSACTIONS

   During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows:

   PURCHASES             SALES
   (EXCLUDING          (EXCLUDING
U.S. GOVERNMENT)    U.S. GOVERNMENT)
----------------    ----------------
  $16,800,099         $19,981,733

5. FEDERAL INCOME TAX MATTERS

   For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows:

                  GROSS          GROSS       NET UNREALIZED
 AGGREGATE      UNREALIZED     UNREALIZED     APPRECIATION
    COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
------------   ------------   ------------   --------------
$145,187,503   $30,488,127    $(28,952,278)    $1,535,849

   The difference between book and tax basis unrealized appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

   The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

                  TOTAL
 ORDINARY        TAXABLE
  INCOME      DISTRIBUTIONS
 --------     -------------
$1,958,403     $1,958,403

   The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                    TOTAL            TOTAL
   ORDINARY        TAXABLE       DISTRIBUTIONS
    INCOME      DISTRIBUTIONS        PAID
   --------     -------------    -------------
  $1,375,652     $1,375,652       $1,375,652

   As of December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

                       CURRENT
                    DISTRIBUTABLE
                      LONG-TERM
     CURRENT       CAPITAL GAIN OR
  DISTRIBUTABLE       TAX BASIS         UNREALIZED
    ORDINARY        CAPITAL LOSS       APPRECIATION
     INCOME           CARRYOVER       (DEPRECIATION)
  -------------    ---------------    --------------
   $1,915,406        $(4,571,952)       $1,535,849

   The cumulative timing differences primarily consist of wash sale loss deferrals, post-October loss deferrals, mark-to-market of Section 1256 contracts and deferred compensation.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   As of December 31, 2005, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

         EXPIRES
  ----------------------
    2009         2010        TOTAL
    ----         ----        -----

  $530,160    $4,041,792   $4,571,952

   During the year ended December 31, 2005, the Portfolio utilized capital loss carryovers of $352,011.

   Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred to January 1, 2006 post October capital losses of $220,130.

6. BORROWINGS

   Effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

   As of December 31, 2005, the Portfolio had no outstanding borrowings from the unsecured uncommitted credit facility.

7. CONCENTRATIONS AND INDEMNIFICATIONS

   In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote. From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 24

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Investment Trust Equity Index Portfolio, formerly One Group Investment Trust Equity Index Portfolio (a Portfolio of JPMorgan Investment Trust hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2006

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED)

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO                    DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong       Retired; Vice President &                118           None.
(1941); Trustee            Treasurer of Ingersoll-Rand
since 2005; Trustee of     Company (manufacturer of
JPMorgan Funds since       industrial equipment)
1987.                      (1972-2000).


Roland R. Eppley, Jr.      Retired; President & Chief               118           None.
(1932); Trustee            Executive Officer, Eastern
since 2005; Trustee of     States Bankcard (1971-1988).
JPMorgan Funds since
1989.


John F. Finn               President and Chief Executive            117*          Director, Cardinal Health, Inc
(1947); Trustee            Officer of Gardner, Inc.                               (CAH) (1994-present); Director,
since 1998.                (wholesale distributor to                              The Crane Group (2003-present);
                           outdoor power equipment                                Chairman, The Columbus
                           industry) (1979-present).                              Association for the Performing
                                                                                  Arts (CAPA) (2003-present).


Dr. Matthew Goldstein      Chancellor of the City                   118           Director, Albert Einstein
(1941); Trustee            University of New York                                 School of Medicine
since 2005; Trustee of     (1999-present); President,                             (1998-present); Director of New
JPMorgan Funds since       Adelphi University (New York)                          Plan Excel Realty Trust, Inc.
2003.                      (1998-1999).                                           (real estate investment trust)
                                                                                  (2000- present); Director of
                                                                                  Lincoln Center Institute for
                                                                                  the Arts in Education
                                                                                  (1999-present).


Robert J. Higgins          Retired; Director of                     118           None.
(1945);                    Administration of the State of
Trustee since 2005;        Rhode Island (2003-2004);
Trustee of JPMorgan        President - Consumer Banking
Funds since 2002.          and Investment Services, Fleet
                           Boston Financial (1971-2001).


Peter C. Marshall          Self-employed business                   117*          None.
(1942); Trustee since      consultant (2002-present);
1994.                      Senior Vice President, W.D.
                           Hoard, Inc. (corporate parent
                           of DCI Marketing, Inc.)
                           (2000-2002); President, DCI
                           Marketing, Inc. (1992-2000).


Marilyn McCoy              Vice President of                        117*          Trustee, Mather LifeWays (1994-
(1948); Trustee since      Administration and Planning,                           present); Trustee, Carleton
1999.                      Northwestern University                                College (2003-present).
                           (1985-present).


William G. Morton, Jr.     Retired; Chairman Emeritus               118           Director of Radio Shack
(1937); Trustee since      (2001-2002), and Chairman and                          Corporation (electronics)
2005; Trustee of           Chief Executive Officer, Boston                        (1987-present); Director of The
JPMorgan Funds since       Stock Exchange (1985-2001).                            National Football Foundation
2003.                                                                             and College Hall of Fame (1994-
                                                                                  present); Trustee of the
                                                                                  Stratton Mountain School
                                                                                  (2001-present).


Robert A. Oden, Jr.        President, Carleton College              117*          Director, American University
(1946); Trustee since      (2002-present); President,                             in Cairo.
1997.                      Kenyon College (1995-2002).


JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 26

JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED), CONTINUED

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO                    DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
Fergus Reid, III (1932);   Chairman of Lumelite                     118           Trustee of Morgan Stanley Funds
Trustee (Chairman) since   Corporation (plastics                                  (198 portfolios)
2005; Trustee of           manufacturing) (2003- present);                        (1995-present).
JPMorgan Funds since       Chairman and Chief Executive
1987.                      Officer of Lumelite Corporation
                           (1985-2002).


Frederick W. Ruebeck       Advisor, Jerome P. Green &               117*          Director, AMS Group (2001-
(1939); Trustee since      Associates, LLC (broker-dealer)                        present); Trustee, Wabash
1994.                      (2002-present); Chief                                  College (1988-present);
                           Investment Officer, Wabash                             Chairman, Indianapolis Symphony
                           College (2004-present);                                Orchestra Foundation
                           self-employed consultant                               (1994-present).
                           (January 2000-present);
                           Director of Investments, Eli
                           Lilly and Company (1988-1999).


James J. Schonbachler      Retired; Managing Director of            118           None.
(1943); Trustee since      Bankers Trust Company
2005; Trustee of           (financial services)
JPMorgan Funds since       (1968-1998).
2001.

INTERESTED TRUSTEE


Leonard M. Spalding,       Retired; Chief Executive                 118           Director, Glenview Trust
Jr.** (1935); Trustee      Officer of Chase Mutual Funds                          Company, LLC (2001-present);
since 2005; Trustee of     (investment company)                                   Trustee, St. Catherine College
JPMorgan Funds since       (1989-1998); President & Chief                         (1998-present); Trustee,
1998.                      Executive Officer of Vista                             Bellarmine University (2000-
                           Capital Management (investment                         present); Director,
                           management) (1990-1998); Chief                         Springfield- Washington County
                           Investment Executive of Chase                          Economic Development Authority
                           Manhattan Private Bank                                 (1997- present); Trustee,
                           (investment management)                                Marion and Washington County,
                           (1990-1998).                                           Kentucky Airport Board
                                                                                  (1998-present); Trustee,
                                                                                  Catholic Education Foundation
                                                                                  (2005-present).

------------

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
     The JPMorgan Funds Complex for which the Board of Trustees oversees includes nine registered investment companies (118 funds) as of December 31, 2005.
  * This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds) as of December 31, 2005.
 ** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED)

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO (SINCE)                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
George C.W. Gatch (1962),      Managing Director of JPMorgan Investment Management Inc.;
President (2004)               Director and President, JPMorgan Distribution Services, Inc.
                               and JPMorgan Funds Management, Inc. since 2005; Mr. Gatch is
                               CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo
                               Bank, as well as positions in business management, marketing and sales.


Robert L. Young (1963),        Director and Vice President of JPMorgan Distribution
Senior Vice President          Services, Inc. and JPMorgan Funds Management, Inc.; Chief
(2004)*                        Operating Officer, JPMorgan Funds since 2005, and One Group
                               Mutual Funds from 2001 until 2005. Mr. Young was Vice
                               President and Treasurer, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services) and Vice
                               President and Treasurer, JPMorgan Distribution Services,
                               Inc. (formerly One Group Dealer Services, Inc.) from 1999 to
                               2005.


Patricia A. Maleski (1960),    Vice President, JPMorgan Funds Management, Inc.; previously,
Vice President and Chief       Treasurer, JPMorgan Funds and Head of Funds Administration
Administrative Officer         and Board Liaison. Ms. Maleski was the Vice President of
(2004)                         Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan
                               Funds, prior to joining J.P. Morgan Chase & Co. in 2001.


Stephanie J. Dorsey (1969),    Vice President, JPMorgan Funds Management, Inc.; Director of
Treasurer (2004)*              Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services), from 2004 to
                               2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly
                               Bank One Corporation) from 2003 to 2004; prior to joining
                               Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.


Stephen M. Ungerman (1953),    Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman
Senior Vice President, Chief   was head of Fund Administration - Pooled Vehicles from 2000
Compliance Officer (2004)      to 2004. Mr. Ungerman held a number of positions in
                               Prudential Financial's asset management business prior to
                               2000.


Paul L. Gulinello (1950),      Vice President and Anti Money Laundering Compliance Officer
AML Compliance Officer         for JPMorgan Asset Management Americas, additionally
(2005)                         responsible for personal trading and compliance testing
                               since 2004; Treasury Services Operating Risk Management and
                               Compliance Executive supporting all JPMorgan Treasury
                               Services business units from July 2000 to 2004.


Stephen M. Benham (1959),      Vice President and Assistant General Counsel, JPMorgan Chase
Secretary (2005)               & Co. since 2004; Vice President (Legal Advisory) of Merrill
                               Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to
                               2000.


Elizabeth A. Davin (1964),     Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2004)*    & Co. since 2005; Senior Counsel, JPMorgan Chase & Co.
                               (formerly Bank One Corporation) from 2004-2005; Assistant
                               General Counsel and Associate General Counsel and Vice
                               President, Gartmore Global Investments, Inc. from 1999 to
                               2004.


Jessica K. Ditullio (1962),    Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2000)*    & Co. since 2005; Ms. Ditullio has served as an attorney
                               with various titles for JPMorgan Chase & Co. (formerly Bank
                               One Corporation) since 1990.


Nancy E. Fields (1949),        Vice President, JPMorgan Funds Management, Inc. and JPMorgan
Assistant Secretary (2000)*    Distribution Services, Inc.; from 1999-2005, Director,
                               Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services, Inc.) and
                               Senior Project Manager, Mutual Funds, JPMorgan Distribution
                               Services, Inc. (formerly One Group Dealer Services, Inc.).


Ellen W. O'Brien (1957),       Assistant Vice President, JPMorgan Investor Services, Co.,
Assistant Secretary (2005)**   responsible for Blue Sky registration; Ms. O'Brien has
                               served in this capacity since joining the firm in 1991.


Suzanne E. Cioffi (1967),      Vice President, JPMorgan Funds Management, Inc., responsible
Assistant Treasurer (2005)     for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration
                               conversion projects during the past five years.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005
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JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED), CONTINUED

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO (SINCE)                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------


Christopher D. Walsh (1965),   Vice President, JPMorgan Funds Management, Inc., Mr. Walsh
Assistant Treasurer (2004)     has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the
                               mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual
                               Fund Administration at Prudential Investments from 1996 to
                               2000.

Arthur A. Jensen (1966),       Vice President, JPMorgan Funds Management, Inc. since April
Assistant Treasurer (2005)*    2005; formerly, Vice President of Financial Services of
                               BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting
                               Supervisor at Allstate Insurance Company prior to 2001.


------------

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

 * The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA
   02108.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
AS OF DECEMBER 31, 2005

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

ACTUAL EXPENSES

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies or Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                                         EXPENSES PAID
                                                    BEGINNING           ENDING           DURING PERIOD     ANNUALIZED
                                                  ACCOUNT VALUE,    ACCOUNT VALUE,      JULY 1, 2005 TO     EXPENSE
                                                   JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005     RATIO
                                                  --------------   -----------------   -----------------   ----------
Actual..........................................    $1,000.00          $1,055.10             $2.33            0.45%
Hypothetical....................................    $1,000.00          $1,022.94             $2.29            0.45%

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005
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--------------------------------------------------------------------------------
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein ("Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Portfolio's management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio's performance against the Portfolio's peers and benchmarks and analyses by the Adviser of the Portfolio's performance. In addition, with respect to all funds, except the money market funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio's expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF"), an affiliate of the Adviser, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, the benefits to the Portfolio of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER
At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005
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--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded funds managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

FALL-OUT BENEFITS
The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMF, an affiliate of the Adviser, is expected to earn fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

ECONOMIES OF SCALE
The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

INDEPENDENT WRITTEN EVALUATION OF THE PORTFOLIO'S CHIEF COMPLIANCE OFFICER
The Trustees noted that, upon their direction, the Chief Compliance Officer for the Investment Trust Equity Index Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement. The Trustees considered the evaluation as noted in the Investment Performance section of this report.

FEES RELATIVE TO ADVISER'S OTHER CLIENTS
The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Adviser's other clients were reasonable.

INVESTMENT PERFORMANCE
The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Portfolio's Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio's performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's investment performance is summarized below:

The Trustees noted that the one, three and five year performance of the Investment Trust Equity Index Portfolio lagged that of its Universe Group. The Trustees and the Chief Compliance Officer noted the Adviser's process to periodically review the Portfolio and address the Portfolio's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

ADVISORY FEES AND EXPENSE RATIOS
The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio's management fee rate as the combined contractual advisory

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005
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--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's advisory fees and expense ratios is summarized below:

The Trustees noted that the Investment Trust Equity Index Portfolio's contractual and net advisory fees were higher than the majority of its Peer Group and Universe Group, respectively, as were the total actual expenses when compared to the Universe Group. However, after considering the Adviser's agreement to implement expense limitations equal to the Lipper median for the Portfolio's Universe Group, the Trustees concluded that the advisory fee was reasonable.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005
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JPMORGAN INVESTMENT TRUST EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

TAX LETTER (UNAUDITED)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio's income and distributions for the taxable year ended December 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

DIVIDENDS RECEIVED DEDUCTIONS (DRD)

100% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the Portfolio's fiscal year ended December 31, 2005.

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
















JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS SERVICE CENTER AT 1-800-480-4111 FOR A PORTFOLIO PROSPECTUS. YOU CAN ALSO VISIT US AT WWW.JPMORGANFUNDS.COM. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its portfolio holdings as of the last day that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or in the variable insurance portfolio section of www.jpmorganfunds.com no later than August 31 of each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

                                                                [JPMORGAN LOGO]
                                                                Asset Management




AN-JPMITEI-1205

                        ANNUAL REPORT DECEMBER 31, 2005








                                    JPMorgan
                                   Investment
                                      Trust



                  JPMorgan Investment Trust Balanced Portfolio













NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE                           [JPMORGAN LOGO]
This material must be preceded or accompanied by a current prospectus.          Asset Management

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

TABLE OF CONTENTS


President's Letter .........................................    2

Portfolio Commentary .......................................    3

Schedule of Portfolio Investments ..........................    6

Statement of Assets and Liabilities ........................   17

Statement of Operations ....................................   18

Statement of Changes in Net Assets .........................   19

Financial Highlights .......................................   20

Notes to Financial Statements ..............................   21

Report of Independent Registered Public Accounting Firm.....   26

Trustees ...................................................   27

Officers ...................................................   29

Schedule of Shareholder Expenses ...........................   31

Board Approval of Investment Advisory Agreements............   32

Tax Letter..................................................   35


HIGHLIGHTS

- The U.S. equity market overcame several challenges.

- Bond markets remained lethargic.

- The outlook for equity markets is somewhat mixed.

- Investors should take long-term approach and maintain a diversified portfolio.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively "Policies") offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans ("Eligible Plans"). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005
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JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

PRESIDENT'S LETTER (UNAUDITED)                                  JANUARY 10, 2006

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Investment Trust Balanced Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2005, along with a report from the Portfolio Managers.

STOCKS PRODUCE MODEST GAINS
The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues. While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced positive returns during the year.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to control inflation. After five rate hikes in 2004, the FOMC raised rates eight additional times in 2005. All told, short-term rates moved to 4.25% by the end of the period. Despite these actions and the destruction inflicted by the Gulf Coast hurricanes, the U.S. economy continued to expand at a brisk pace in 2005. U.S. gross domestic product
(GDP) was 3.8% in the first quarter of the year. Higher oil prices, which surpassed $70 a barrel, were cited as a reason for a fall in GDP to 3.1% in the second quarter of 2005. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter. While the estimate for fourth-quarter GDP has not yet been released by the U.S. Department of Commerce, another gain cannot be ruled out.

MIXED STOCK PERFORMANCE
The broad stock market, as measured by the S&P 500 Index, returned 4.91% in the period. While there were hopes for another strong rally in the fourth quarter of the year -- similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively -- this did not come to pass in 2005. Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market's gains at the end of the year. Elsewhere during the year, mid-capitalization stocks generated superior returns, with the Russell Midcap Index gaining 12.65%. Large-capitalization stocks outperformed their small-capitalization counterparts in the period, as the Russell 1000 Index at 6.12% outperformed the Russell 2000 Index at 4.55%, respectively.

BOND MARKETS REMAINED LETHARGIC
Throughout the period, there was little movement beyond the short end of the yield curve. Rates at the longer end of the yield curve were slow to respond to the activity at the shorter end. In fact, during the first half of 2005, long-term rates declined, causing the yield curve to flatten as short-term rates rose. Yields on longer-term bonds headed upward during the second half of 2005, but at a muted pace.

OUTLOOK
The outlook for equity markets is somewhat mixed. Positives include a solid economy, relatively lower oil prices and the possibility of the FOMC ending its interest rate hike campaign. On the other hand, corporate profits are expected to decelerate in 2006. In addition, should inflation increase, the FOMC may continue to raise rates. If the flat curve persists in the fixed income markets, liquidity could suffer. Given these uncertainties, investors should take a long-term approach with investments and maintain a diversified portfolio.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED)

Q: HOW DID THE PORTFOLIO PERFORM?
A. The JPMorgan Investment Trust Balanced Portfolio seeks to provide total return while preserving capital,* which it does through investments in stocks, fixed income securities and money market investments. The Portfolio returned 2.5% for the 12 months ended December 31, 2005, compared to its composite benchmark return of 4.0%. The composite benchmark consists of 60% S&P 500 Index, 38% Lehman Brothers Intermediate Government/Credit Bond Index and 2% Treasury bills.

Q: WHY DID THE PORTFOLIO PERFORM THIS WAY?
A. On the equity side, 2005 was driven by the outperformance of stocks that the Portfolio held at an underweight or not at all. The markets paid little attention to security valuations, as investors chased higher price/earnings ratios and historically riskier assets. The majority of the Portfolio's underperformance was driven by stock selection within the pharmaceutical/medical technology and semiconductor sectors. However, by maintaining our disciplined equity selection process, we believe that there is a significant opportunity in these areas going forward. Toward the end of the year, we witnessed a return to a more rational investment environment, as stock selection in both the consumer staples and consumer cyclical sectors contributed positively to performance.

We have continued to employ the same fixed income strategy since the Portfolio's inception, which included holding an overweight position in mortgage-backed securities, specifically well-structured collateralized mortgage obligations
(CMOs). We maintained an underweight in the corporate, Treasury and agency sectors. Within the corporate sector, we continued to hold our bias to financial credits as well as higher-rated credit, which served well during the year.

The overweight in the mortgage sector was positive as our security selection added to excess returns.

Q: HOW WAS THE PORTFOLIO MANAGED?
A. The Balanced Portfolio was managed with a slight overweight of stocks over bonds. Within equity, high-quality, undervalued names were given the largest Portfolio weights, a strategy that worked against us in the momentum-driven year.

In fixed income, the Portfolio continued to maintain its yield advantage over the index. Duration positioning, roughly 3.48 years versus 3.63 years for the fixed-income benchmark, is consistent with our duration management philosophy, maintaining our duration at +/-5% of the fixed-income benchmark. Given ambiguity surrounding the Fed's intentions, the flat yield curve and the Portfolio's yield advantage, we are comfortable with a slightly shorter duration.

Q: WHAT IS THE OUTLOOK FOR THE PORTFOLIO?
A. Economic indicators continued to point to solid growth in late 2005, as the Fed tried to engineer a "soft landing" while reining in inflation. We still expect U.S. growth to decelerate in early 2006 as further Fed tightening and a slowing housing market will eventually impact consumer spending, but we are not forecasting a recession. The yield curve may invert and companies may become slightly more cautious in their spending, but the U.S. economy has repeatedly shown that it is adaptable and is likely to manage the bumps along the way to a non-inflationary expansion.

* The manager seeks to achieve the stated objective. There can be no guarantee it will be achieved.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 4

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED), CONTINUED

PORTFOLIO COMPOSITION*

Corporate Bonds..............................  12.7%
Financials...................................  13.0%
Collateralized Mortgage Obligations..........  10.0%
Information Technology.......................   8.4%
Consumer Discretionary.......................   8.1%
Health Care..................................   8.0%
U.S. Treasury Obligations....................   7.4%
Industrials..................................   6.7%
Energy.......................................   5.5%
Consumer Staples.............................   4.9%
Utilities....................................   2.2%
Materials....................................   1.9%
Telecommunication Services...................   1.8%
Asset Backed Securities......................   1.9%
Mortgage Pass-Through Securities.............   1.9%
U.S. Government Agency Securities............   1.2%
Other (less than 1.0%).......................   0.9%
Short-Term Investment........................   3.1%
Investments of Cash Collateral for Securities
  Loaned.....................................  10.4%
TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*

General Electric Co. ........................   2.6%
Citigroup, Inc. .............................   2.1%
Exxon Mobil Corp. ...........................   1.9%
Microsoft Corp. .............................   1.6%
Altria Group, Inc. ..........................   1.4%
Bank of America Corp. .......................   1.2%
Procter & Gamble Co. ........................   1.1%
Coca-Cola Co. (The)..........................   1.0%
Wyeth........................................   0.9%
Tyco International Ltd. (Bermuda)............   0.9%

--------------------------------------------------------------------------------
* Percentages indicated are based upon net assets as of December 31, 2005. The Portfolio's composition is subject to change.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED), CONTINUED

TEN YEAR PORTFOLIO PERFORMANCE

[GRAPH]                   Value of $10,000 Investment

                                                                                                               LEHMAN BROTHERS
                                                                                                                 INTERMEDIATE
                                                                                     LIPPER BALANCED FUNDS    GOVERNMENT/CREDIT
                                        BALANCED PORTFOLIO       S&P 500 INDEX               INDEX                BOND INDEX
                                        ------------------       -------------       ---------------------    -----------------
12/95                                        10000.0                10000.0                 10000.0                10000.0
12/96                                        11192.0                12532.8                 11484.0                10441.9
12/97                                        13756.0                16714.2                 13816.0                11460.3
12/98                                        16382.0                21490.5                 15900.0                12545.1
12/99                                        17725.0                26011.8                 17330.0                12275.1
12/00                                        18018.0                23643.3                 17747.0                13728.3
12/01                                        17375.0                20833.4                 17172.0                14895.9
12/02                                        15345.0                16229.3                 15335.0                16537.2
12/03                                        17984.0                20884.5                 18393.0                17310.5
12/04                                        19015.0                23157.2                 20044.0                18036.4
12/05                                        19490.0                24294.5                 21086.0                18463.7

-----------------------------------------------------------------------------------------------------------------------
                                                                                    AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                             DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION             1             5             10
                                                                   DATE              YEAR          YEAR          YEAR
-----------------------------------------------------------------------------------------------------------------------
  Balanced Portfolio                                             08/01/94           2.50%         1.58%          6.90%
-----------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Investment Trust Balanced Portfolio, S&P 500 Index, Lehman Brothers Intermediate Government/Credit Bond Index, and the Lipper Balanced Funds Index. The performance of the Portfolio assumes reinvestment of all dividends. The performance of the indices does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index represents the performance of large companies in the U.S. stock market. The Lehman Brothers Intermediate Government/Credit Bond Index represents the performance U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities between five and 10 years. The Lipper Balanced Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 6

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS (96.5%):
COMMON STOCKS (60.5%):
Aerospace & Defense (1.1%):
      4,000   Boeing Co. ..............       280,960
      2,500   Lockheed Martin Corp. ...       159,075
      5,100   Northrop Grumman
                Corp. .................       306,561
      2,600   Raytheon Co. ............       104,390
      9,600   United Technologies
                Corp. .................       536,736
                                         ------------
                                            1,387,722
                                         ------------
Air Freight & Logistics (0.6%):
      7,150   FedEx Corp. .............       739,239
        500   United Parcel Service,
                Inc., Class B..........        37,575
                                         ------------
                                              776,814
                                         ------------
Auto Components (0.4%):
      6,650   Johnson Controls,
                Inc. ..................       484,852
      3,400   Lear Corp. ..............        96,764
                                         ------------
                                              581,616
                                         ------------
Automobiles (0.1%):
      1,400   Harley-Davidson, Inc. ...        72,086
                                         ------------
Beverages (1.3%):
     32,800   Coca-Cola Co. (The)......     1,322,168
     12,791   Coca-Cola Enterprises,
                Inc. ..................       245,203
      1,400   PepsiCo, Inc. ...........        82,712
                                         ------------
                                            1,650,083
                                         ------------
Biotechnology (1.1%):
     12,400   Amgen, Inc. (a)..........       977,864
      2,800   Charles River
                Laboratories
                International, Inc.
                (a)....................       118,636
        900   Gilead Sciences, Inc.
                (a)....................        47,367
      3,750   MedImmune, Inc. (a)......       131,325
      4,300   OSI Pharmaceuticals, Inc.
                (a)....................       120,572
                                         ------------
                                            1,395,764
                                         ------------
Capital Markets (2.1%):
      1,300   Ameritrade Holding Corp.
                (a)....................        31,200
        600   Charles Schwab Corp.
                (The)..................         8,802
        600   E*Trade Financial Corp.
                (a)....................        12,516
      7,150   Goldman Sachs Group,
                Inc. ..................       913,126
      6,600   Mellon Financial
                Corp. .................       226,050
        700   Merrill Lynch & Co.,
                Inc. ..................        47,411
     14,650   Morgan Stanley...........       831,241
     13,568   State Street Corp. ......       752,210
                                         ------------
                                            2,822,556
                                         ------------
Chemicals (1.4%):
     12,650   Air Products & Chemicals,
                Inc. ..................       748,754
      8,300   Nalco Holding Co. (a)....       146,993
     13,000   Praxair, Inc. ...........       688,480
      4,800   Rohm & Haas Co. .........       232,416
                                         ------------
                                            1,816,643
                                         ------------

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Commercial Banks (3.3%):
     35,500   Bank of America Corp. ...     1,638,325
        200   BB&T Corp. ..............         8,382
      2,150   Compass Bancshares,
                Inc. ..................       103,824
        200   Keycorp..................         6,586
      3,000   Marshall & Ilsley
                Corp. .................       129,120
     14,350   North Fork Bancorp,
                Inc. ..................       392,616
        500   PNC Financial Services
                Group, Inc. ...........        30,915
     35,050   U.S. Bancorp.............     1,047,644
     15,200   Wells Fargo & Co. .......       955,016
        500   Zions Bancorp............        37,780
                                         ------------
                                            4,350,208
                                         ------------
Communications Equipment (2.7%):
     37,300   Cisco Systems, Inc.
                (a)....................       638,576
     38,950   Corning, Inc. (a)........       765,757
     10,050   Juniper Networks, Inc.
                (a)....................       224,115
     27,550   Motorola, Inc. ..........       622,354
      5,500   Nokia OYJ (Finland)
                ADR....................       100,650
     21,150   QUALCOMM, Inc. ..........       911,142
     23,400   Tellabs, Inc. (a)........       255,060
                                         ------------
                                            3,517,654
                                         ------------
Computers & Peripherals (1.6%):
      1,450   Apple Computer, Inc.
                (a)....................       104,240
     15,300   Dell, Inc. (a)...........       458,847
     19,800   EMC Corp. (a)............       269,676
     13,800   Hewlett-Packard Co. .....       395,094
     10,150   International Business
                Machines Corp. ........       834,330
      1,800   NCR Corp. (a)............        61,092
                                         ------------
                                            2,123,279
                                         ------------
Consumer Finance (0.6%):
        200   American Express Co. ....        10,292
      1,200   Capital One Financial
                Corp. .................       103,680
     26,600   MBNA Corp. ..............       722,190
                                         ------------
                                              836,162
                                         ------------
Containers & Packaging (0.1%):
      7,500   Smurfit-Stone Container
                Corp. (a)..............       106,275
      1,000   Temple-Inland, Inc. .....        44,850
                                         ------------
                                              151,125
                                         ------------
Diversified Financial Services (2.6%):
        900   Ameriprise Financial,
                Inc. ..................        36,900
      9,400   CIT Group, Inc. .........       486,732
     56,500   Citigroup, Inc. .........     2,741,945
      6,782   Lazard Ltd. (Bermuda),
                Class A................       216,346
                                         ------------
                                            3,481,923
                                         ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Diversified Telecommunication Services (1.8%):
     33,819   AT&T, Inc. ..............       828,227
        700   MCI, Inc. ...............        13,811
     18,855   Sprint Nextel Corp. .....       440,453
     34,700   Verizon Communications,
                Inc. ..................     1,045,164
                                         ------------
                                            2,327,655
                                         ------------
Electric Utilities (1.2%):
        200   American Electric Power
                Co., Inc. .............         7,418
      3,400   Consolidated Edison,
                Inc. ..................       157,522
      5,400   Edison International.....       235,494
      1,600   FPL Group, Inc. .........        66,496
     11,500   Northeast Utilities......       226,435
      3,400   PG&E Corp. ..............       126,208
      6,900   Pinnacle West Capital
                Corp. .................       285,315
      5,000   PPL Corp. ...............       147,000
     15,200   Xcel Energy, Inc. .......       280,592
                                         ------------
                                            1,532,480
                                         ------------
Energy Equipment & Services (0.9%):
      1,800   Baker Hughes, Inc. ......       109,404
      7,500   Halliburton Co. .........       464,700
      3,900   Rowan Cos., Inc. ........       138,996
        300   Transocean, Inc. (a).....        20,907
     10,800   Weatherford International
                Ltd. (a)...............       390,960
                                         ------------
                                            1,124,967
                                         ------------
Food & Staples Retailing (0.7%):
      5,000   CVS Corp. ...............       132,100
     14,100   Sysco Corp. .............       437,805
      8,350   Wal-Mart Stores, Inc. ...       390,780
                                         ------------
                                              960,685
                                         ------------
Food Products (0.3%):
      1,000   Campbell Soup Co. .......        29,770
        200   General Mills, Inc. .....         9,864
      9,200   Kellogg Co. .............       397,624
                                         ------------
                                              437,258
                                         ------------
Health Care Equipment & Supplies (1.4%):
      3,950   Bausch & Lomb, Inc. .....       268,205
     10,550   Baxter International,
                Inc. ..................       397,208
        800   Biomet, Inc. ............        29,256
     10,400   Boston Scientific Corp.
                (a)....................       254,696
      1,000   Cooper Cos., Inc.
                (The)..................        51,300
        900   Guidant Corp. ...........        58,275
      4,600   Medtronic, Inc. .........       264,822
      5,950   St. Jude Medical, Inc.
                (a)....................       298,690
      2,400   Zimmer Holdings, Inc.
                (a)....................       161,856
                                         ------------
                                            1,784,308
                                         ------------

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Health Care Providers & Services (1.9%):
      8,250   Aetna, Inc. .............       778,057
      3,650   HCA, Inc. ...............       184,325
      4,950   McKesson Corp. ..........       255,371
      4,250   Medco Health Solutions,
                Inc. (a)...............       237,150
      1,500   UnitedHealth Group,
                Inc. ..................        93,210
     11,250   WellPoint, Inc. (a)......       897,637
                                         ------------
                                            2,445,750
                                         ------------
Hotels, Restaurants & Leisure (1.0%):
      7,250   Carnival Corp. ..........       387,658
      6,200   Hilton Hotels Corp. .....       149,482
        400   International Game
                Technology.............        12,312
      1,300   Marriott International,
                Inc., Class A..........        87,061
     11,900   McDonald's Corp. ........       401,268
      2,450   Starwood Hotels & Resorts
                Worldwide, Inc. .......       156,457
      1,900   Yum! Brands, Inc. .......        89,072
                                         ------------
                                            1,283,310
                                         ------------
Household Durables (0.4%):
        100   Fortune Brands, Inc. ....         7,802
      5,450   Lennar Corp., Class A....       332,559
      1,900   Mohawk Industries, Inc.
                (a)....................       165,262
                                         ------------
                                              505,623
                                         ------------
Household Products (1.2%):
      3,300   Kimberly-Clark Corp. ....       196,845
     24,127   Procter & Gamble Co. ....     1,396,471
                                         ------------
                                            1,593,316
                                         ------------
Industrial Conglomerates (3.7%):
      3,050   3M Co. ..................       236,375
     96,000   General Electric Co. ....     3,364,800
     42,740   Tyco International Ltd.
                (Bermuda)..............     1,233,476
                                         ------------
                                            4,834,651
                                         ------------
Insurance (3.0%):
      3,800   Aflac, Inc. .............       176,396
     13,900   AMBAC Financial Group,
                Inc. ..................     1,071,134
      3,900   American International
                Group, Inc. ...........       266,097
      2,400   Assurant, Inc. ..........       104,376
     18,500   Genworth Financial, Inc.,
                Class A................       639,730
      9,150   Hartford Financial
                Services Group,
                Inc. ..................       785,893
      1,000   Lincoln National
                Corp. .................        53,030
      5,300   Marsh & McLennan Cos.,
                Inc. ..................       168,328

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 8

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Insurance, continued:
      2,700   MBIA, Inc. ..............       162,432
        900   Metlife, Inc. ...........        44,100
      4,400   RenaissanceRe Holdings
                Ltd. (Bermuda).........       194,084
      4,600   W.R. Berkley Corp. ......       219,052
      1,200   XL Capital Ltd. (Cayman
                Islands), Class A......        80,856
                                         ------------
                                            3,965,508
                                         ------------
Internet & Catalog Retail (0.5%):
     15,100   eBay, Inc. (a)...........       653,075
                                         ------------
IT Services (0.4%):
      6,750   Affiliated Computer
                Services, Inc., Class A
                (a)....................       399,465
      1,200   Infosys Technologies Ltd.
                (India) ADR............        97,032
                                         ------------
                                              496,497
                                         ------------
Leisure Equipment & Products (0.0%): (g)
      2,800   Mattel, Inc. ............        44,296
                                         ------------
Machinery (0.8%):
        700   AGCO Corp. (a)...........        11,599
      1,100   Danaher Corp. ...........        61,358
      4,000   Deere & Co. .............       272,440
      7,350   Eaton Corp. .............       493,112
      1,000   Illinois Tool Works,
                Inc. ..................        87,990
      1,200   Ingersoll-Rand Co., Ltd.
                (Bermuda), Class A.....        48,444
      1,900   SPX Corp. ...............        86,963
                                         ------------
                                            1,061,906
                                         ------------
Media (2.4%):
      9,850   E.W. Scripps Co., Class
                A......................       472,997
      4,500   EchoStar Communications
                Corp., Class A (a).....       122,265
     11,450   Gannett Co., Inc. .......       693,526
     41,200   News Corp., Class A......       640,660
      1,700   Time Warner, Inc. .......        29,648
     36,950   Viacom, Inc., Class B
                (a)....................     1,204,570
        200   Walt Disney Co. .........         4,794
                                         ------------
                                            3,168,460
                                         ------------
Metals & Mining (0.4%):
     10,550   Alcoa, Inc. .............       311,964
        600   Nucor Corp. .............        40,032
      4,000   United States Steel
                Corp. .................       192,280
                                         ------------
                                              544,276
                                         ------------

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Multi-Utilities (1.0%):
        700   AES Corp. (The) (a)......        11,081
     10,200   CMS Energy Corp. (a).....       148,002
      3,000   Constellation Energy
                Group, Inc. ...........       172,800
     10,400   Dominion Resources,
                Inc. ..................       802,880
      2,100   Duke Energy Corp. .......        57,645
      3,600   SCANA Corp. .............       141,768
                                         ------------
                                            1,334,176
                                         ------------
Multiline Retail (1.1%):
      3,000   Dollar General Corp. ....        57,210
      1,000   Federated Department
                Stores, Inc. ..........        66,330
      1,500   J.C. Penney Co., Inc. ...        83,400
     14,550   Kohl's Corp. (a).........       707,130
        200   Nordstrom, Inc. .........         7,480
     10,150   Target Corp. ............       557,946
                                         ------------
                                            1,479,496
                                         ------------
Office Electronics (0.0%): (g)
      1,900   Xerox Corp. (a)..........        27,835
                                         ------------
Oil, Gas & Consumable Fuels (4.6%):
      3,600   Anadarko Petroleum
                Corp. .................       341,100
      3,450   Apache Corp. ............       236,394
      2,700   Burlington Resources,
                Inc. ..................       232,740
     10,600   Chevron Corp. ...........       601,762
     10,250   ConocoPhillips...........       596,345
      1,000   Devon Energy Corp. ......        62,540
      4,950   EOG Resources, Inc. .....       363,181
     45,600   Exxon Mobil Corp. .......     2,561,352
        200   Kerr-McGee Corp. ........        18,172
      1,300   Murphy Oil Corp. ........        70,187
      7,350   Occidental Petroleum
                Corp. .................       587,118
      8,200   Valero Energy Corp. .....       423,120
                                         ------------
                                            6,094,011
                                         ------------
Paper & Forest Products (0.0%): (g)
        500   International Paper
                Co. ...................        16,805
                                         ------------
Pharmaceuticals (3.7%):
      2,400   Barr Pharmaceuticals,
                Inc. (a)...............       149,496
     14,300   Eli Lilly & Co. .........       809,237
        600   Forest Laboratories, Inc.
                (a)....................        24,408
     18,500   Johnson & Johnson........     1,111,850
      2,600   Medicis Pharmaceutical
                Corp., Class A.........        83,330
      3,600   Merck & Co., Inc. .......       114,516
     33,500   Pfizer, Inc. ............       781,220
      9,450   Sepracor, Inc. (a).......       487,620
        800   Watson Pharmaceuticals,
                Inc. (a)...............        26,008
     26,850   Wyeth....................     1,236,979
                                         ------------
                                            4,824,664
                                         ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Real Estate (0.4%):
     11,600   Host Marriott Corp.
                REIT...................       219,820
      1,900   Mack-Cali Realty Corp.
                REIT...................        82,080
      1,400   Mills Corp. (The) REIT...        58,716
      4,650   Prologis REIT............       217,248
                                         ------------
                                              577,864
                                         ------------
Road & Rail (0.6%):
     10,350   CSX Corp. ...............       525,470
      6,300   Norfolk Southern
                Corp. .................       282,429
                                         ------------
                                              807,899
                                         ------------
Semiconductors & Semiconductor Equipment (1.6%):
     17,200   Altera Corp. (a).........       318,716
      4,400   Analog Devices, Inc. ....       157,828
      3,700   Broadcom Corp., Class A
                (a)....................       174,455
     24,850   Intel Corp. .............       620,256
        300   Intersil Corp., Class
                A......................         7,464
      7,250   Linear Technology
                Corp. .................       261,507
      2,800   Maxim Integrated
                Products, Inc. ........       101,472
      1,700   Microchip Technology,
                Inc. ..................        54,655
      9,800   Taiwan Semiconductor
                Manufacturing Co., Ltd.
                (Taiwan) ADR...........        97,118
      3,700   Texas Instruments,
                Inc. ..................       118,659
      7,900   Xilinx, Inc. ............       199,159
                                         ------------
                                            2,111,289
                                         ------------
Software (2.2%):
     82,750   Microsoft Corp. .........     2,163,912
     58,250   Oracle Corp. (a).........       711,233
                                         ------------
                                            2,875,145
                                         ------------
Specialty Retail (1.5%):
      2,200   Abercrombie & Fitch
                Co. ...................       143,396
     17,950   Home Depot, Inc. ........       726,616
     10,950   Lowe's Cos., Inc. .......       729,927
     18,350   Staples, Inc. ...........       416,728
                                         ------------
                                            2,016,667
                                         ------------
Textiles, Apparel & Luxury Goods (0.6%):
      5,250   Coach, Inc. (a)..........       175,035
      2,900   Jones Apparel Group,
                Inc. ..................        89,088
      6,450   Nike, Inc., Class B......       559,796
                                         ------------
                                              823,919
                                         ------------
Thrifts & Mortgage Finance (0.8%):
     11,950   Countrywide Financial
                Corp. .................       408,570
        800   Fannie Mae...............        39,048
      5,350   Freddie Mac..............       349,623
      5,600   Washington Mutual,
                Inc. ..................       243,600
                                         ------------
                                            1,040,841
                                         ------------
Tobacco (1.4%):
     24,450   Altria Group, Inc. ......     1,826,904
                                         ------------

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COMMON STOCKS, CONTINUED:
Wireless Telecommunication Services (0.0%): (g)
        300   American Tower Corp.,
                Class A (a)............         8,130
                                         ------------
  Total Common Stocks
  (Cost $75,231,175)                       79,593,301
                                         ------------
ASSET BACKED SECURITIES (1.9%):
    225,000   American Express Credit
                Account Master Trust
              Series 2004-3, Class A,
                4.35%, 12/15/11........       221,755
    544,715   Capital One Auto Finance
                Trust Series 2002-C,
                Class A4, 3.44%,
                06/15/09...............       540,335
              Capital One Multi-Asset
                Execution Trust
     25,000     Series 2003-B5, 4.79%,
                08/15/13...............        24,608
    100,000     Series 2005-A2, Class
                A2, 4.05%, 02/15/11....        98,433
    150,000   Carmax Auto Owner Trust
                Series 2005-1, Class
                A3, 4.13%, 05/15/09....       148,567
    250,000   Citibank Credit Card
                Issuance Trust Series
                2003-A5, Class A5,
                2.50%, 04/07/08........       248,555
    100,000   CNH Equipment Trust
                Series 2003-B, Class
                A4B, 3.38%, 02/15/11...        97,553
     79,159   CS First Boston Mortgage
                Securities Corp. Series
                2002-HE4, Class AF,
                5.51%, 08/25/32........        79,291
    125,000   Ford Credit Auto Owner
                Trust Series 2004-A,
                Class A4, 3.54%,
                11/15/08...............       122,466
    100,000   Household Automotive
                Trust Series 2005-1
                Class A4, 4.35%,
                06/18/12...............        98,355
    170,634   Onyx Acceptance Grantor
                Trust Series 2004-B,
                Class A3, 3.09%,
                09/15/08...............       169,383
              WFS Financial Owner Trust

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 10

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
ASSET BACKED SECURITIES, CONTINUED:
    300,000   Series 2003-2, Class A4,
                2.41%, 12/20/10........       295,453
    150,000   Series 2003-4, Class A4,
                3.15%, 05/20/11........       147,180
    150,000   Series 2004-2, Class A3,
                2.85%, 09/22/08........       149,014
                                         ------------
  Total Asset Backed Securities
  (Cost $2,468,699)                         2,440,948
                                         ------------
COMMERCIAL MORTGAGE BACKED SECURITIES (0.1%):
    180,000   Banc of America
                Commercial Mortgage,
                Inc. Series 2005-6,
                Class ASB, FRN, 5.18%,
                09/10/47 (Cost
                $180,619)..............       180,956
                                         ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (10.0%):
Agency CMO (9.3%):
              Federal Home Loan
                Mortgage Corp.
     28,397   Series 85, Class C,
                8.60%, 01/15/21........        28,351
        390   Series 115, Class I,
                7.00%, 02/15/21........           388
    137,533   Series 168, Class G,
                6.50%, 07/15/21........       137,117
     16,593   Series 189, Class D,
                6.50%, 10/15/21........        16,549
     31,391   Series 1047, Class H,
                6.00%, 02/15/21........        31,337
     17,566   Series 1062, Class H,
                6.50%, 04/15/21........        17,536
     16,458   Series 1116, Class I,
                5.50%, 08/15/21........        16,429
     37,482   Series 1120, Class L,
                8.00%, 07/15/21........        37,500
     36,525   Series 1191, Class E,
                7.00%, 01/15/22 (m)....        36,485
     11,366   Series 1240, Class M,
                6.50%, 02/15/22........        11,421
     85,198   Series 1254, Class N,
                8.00%, 04/15/22........        85,053
     33,346   Series 1610, Class PM,
                6.25%, 04/15/22........        33,404
    250,000   Series 1617, Class PM,
                6.50%, 11/15/23........       259,590
     47,920   Series 1668, Class D,
                6.50%, 02/15/14........        49,312
    133,883   Series 1708, Class E,
                6.00%, 03/15/09........       135,189
    142,841   Series 1710, Class GH,
                8.00%, 04/15/24........       151,628
    148,000   Series 1714, Class K,
                7.00%, 04/15/24........       154,209

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Agency CMO, continued:
     31,958   Series 1753, Class D,
                8.50%, 09/15/24........        33,127
     24,517   Series 1819, Class E,
                6.00%, 02/15/11........        24,777
    216,339   Series 1843, Class Z,
                7.00%, 04/15/26........       224,085
     11,154   Series 2107, Class E,
                6.00%, 02/15/28........        11,150
    364,426   Series 2115, Class PE,
                6.00%, 01/15/14 (m)....       372,454
     30,708   Series 2136, Class PE,
                6.00%, 01/15/28........        30,752
    122,919   Series 2178, Class PB,
                7.00%, 08/15/29........       127,035
      3,308   Series 2316, Class PB,
                6.50%, 09/15/30........         3,305
    134,409   Series 2368, Class OE,
                5.50%, 03/15/15 (m)....       134,685
    367,910   Series 2388, Class VD,
                6.00%, 08/15/19........       369,990
    150,000   Series 2391, Class QR,
                5.50%, 12/15/16........       152,109
    438,416   Series 2394, Class MC,
                6.00%, 12/15/16 (m)....       449,279
    500,000   Series 2405, Class JF,
                6.00%, 01/15/17 (m)....       513,082
    223,230   Series 2425, Class OB,
                6.00%, 03/15/17........       228,817
     21,049   Series 2433, Class NG,
                6.50%, 01/15/31........        21,199
    200,000   Series 2455, Class GK,
                6.50%, 05/15/32........       208,952
    375,000   Series 2457, Class PE,
                6.50%, 06/15/32........       384,904
     19,931   Series 2467, Class EA,
                5.50%, 11/15/15........        19,913
    436,775   Series 2473, Class JZ,
                6.50%, 07/15/32........       451,560
     54,854   Series 2501, Class AG,
                5.00%, 01/15/16........        54,833
    650,000   Series 2522, Class GD,
                5.50%, 11/15/17 (m)....       658,991
    250,000   Series 2557, Class WJ,
                5.00%, 07/15/14........       249,842
    223,767   Series 2636, Class Z,
                4.50%, 06/15/18........       210,738
    112,068   Series 2643, Class KG,
                4.00%, 05/15/18........       111,464
    278,664   Series 2651, Class VZ,
                4.50%, 07/15/18........       262,339
    250,000   Series 2701, Class OD,
                5.00%, 09/15/18........       247,936

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Agency CMO, continued:
    141,938   Series 2756, Class NA,
                5.00%, 02/15/24........       140,303
    200,000   Series 2764, Class UC,
                5.00%, 05/15/27........       198,546
    150,000   Series 2809, Class UB,
                4.00%, 09/15/17........       141,585
              Federal Home Loan
                Mortgage Corp.
                Structured Pass Through
                Securities
    288,221   Series T-54, Class 2A,
                6.50%, 02/25/43........       295,603
              Federal Home Loan
                Mortgage Corp. -
                Government National
                Mortgage Association
    217,000   Series 13, Class LL,
                6.85%, 06/25/23........       223,908
    213,166   Series 31, Class Z,
                8.00%, 04/25/24........       231,631
    112,962   Series 1988-4, Class Z,
                9.25%, 03/25/18........       120,551
     19,301   Series 1989-21, Class G,
                10.45%, 04/25/19.......        20,820
     84,662   Series 1989-37, Class G,
                8.00%, 07/25/19........        89,002
     14,638   Series 1989-86, Class E,
                8.75%, 11/25/19........        15,715
     22,173   Series 1990-30, Class E,
                6.50%, 03/25/20........        22,820
     37,291   Series 1990-105, Class J,
                6.50%, 09/25/20........        37,493
     22,914   Series 1991-129, Class G,
                8.75%, 09/25/21........        24,456
     18,589   Series 1992-18, Class ZH,
                7.50%, 03/25/07........        18,755
      6,452   Series 1992-151, Class H,
                6.00%, 08/25/07........         6,479
     77,450   Series 1993-119, Class H,
                6.50%, 07/25/23........        79,368
    118,333   Series 1993-135, Class
                PG, 6.25%, 07/25/08....       118,928
    200,000   Series 1993-140, Class J,
                6.65%, 06/25/13........       204,225
     35,877   Series 1993-197, Class
                SC, IF,8.30%,
                10/25/08...............        36,315
      9,186   Series 1993-202, Class I,
                6.50%, 02/25/23........         9,164
      1,465   Series 1993-223, Class
                VD, 6.15%, 08/25/06....         1,464
    109,266   Series 1993-225, Class
                UB, 6.50%, 12/25/23....       113,377

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Agency CMO, continued:
     40,338   Series 1994-22, Class C,
                5.00%, 12/25/23........        40,224
    315,000   Series 1994-81, Class LL,
                7.50%, 02/25/24........       330,845
    800,000   Series 1997-42, Class PG,
                7.00%, 07/18/12........       833,008
      8,294   Series 1997-49, Class B,
                10.00%, 06/17/27.......         9,183
    113,497   Series 1998-66, Class B,
                6.50%, 12/25/28........       115,439
    225,655   Series 2002-7, Class QM,
                6.00%, 02/25/20........       226,680
    250,000   Series 2002-18, Class PC,
                5.50%, 04/25/17........       254,691
    150,000   Series 2002-19, Class PE,
                6.00%, 04/25/17........       153,897
    300,000   Series 2002-24, Class AJ,
                6.00%, 04/25/17........       306,242
     55,362   Series 2002-41, Class VB,
                6.00%, 10/25/20........        55,577
     35,101   Series 2002-56, Class VD,
                6.00%, 04/25/20........        35,242
    350,000   Series 2003-47, Class PE,
                5.75%, 06/25/33........       350,866
    150,000   Series 2003-55, Class CD,
                5.00%, 06/25/23........       145,788
    250,000   Series 2003-83, Class PG,
                5.00%, 06/25/23........       245,275
    150,000   Series 2003-86, Class PX,
                4.50%, 02/25/17........       146,713
     19,821   Series G-29, Class O,
                8.50%, 09/25/21........        20,691
     15,203   Government National
                Mortgage Association
                Series 1995-4, Class
                CQ, 8.00%, 06/20/25....        15,591
                                         ------------
                                           12,195,276
                                         ------------
Non-Agency CMO (0.7%):
     77,358   Cendant Mortgage Corp.
                Series 2003-8, Class
                1A8, 5.25%, 09/25/33...        75,683
    166,155   Countrywide Alternative
                Loan Trust Series
                2004-16CB, Class 2A2,
                5.00%, 08/25/19........       163,287
     70,916   First Horizon Asset
                Securities, Inc. Series
                2004-AR7, Class 2A1,
                FRN,4.94%, 02/25/35....        70,318

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 12

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Non-Agency CMO, continued:
     72,662   MASTR Asset
                Securitization Trust
                Series 2003-4, Class
                2A2, 5.00%, 05/25/18...        72,320
     90,000   Residential Accredit
                Loans, Inc. Series
                2004-QS8, Class A12,
                5.00%, 06/25/34 (e)....        88,204
              Wells Fargo Mortgage
                Backed Securities Trust
    125,537   Series 2004-7, Class 2A2,
                5.00%, 07/25/19........       123,693
    123,669   Series 2004-EE, Class
                3A1, FRN,3.99%,
                01/25/35...............       120,522
    175,000   Series 2004-S, Class A5,
                FRN,3.54%, 09/25/34....       168,289
                                         ------------
                                              882,316
                                         ------------
  Total Collateralized Mortgage
Obligations
  (Cost $13,116,564)
                                           13,077,592
                                         ------------
CORPORATE BONDS (12.7%):
Airlines (0.1%):
     70,000   Continental Airlines,
                Inc. Series 1999-2,
                Class A2, 7.06%,
                03/15/11 (c)...........        71,876
                                         ------------
Automobiles (0.2%):
    220,000   DaimlerCrysler N.A.
                Holding Corp. 7.20%,
                09/01/09...............       232,660
     55,000   General Motors Corp.
                7.20%, 01/15/11 (c)....        38,638
                                         ------------
                                              271,298
                                         ------------
Capital Markets (1.4%):
              Bear Stearns Cos., Inc.
                (The)
    100,000   4.50%, 10/28/10..........        97,623
     75,000   5.70%, 11/15/14..........        77,354
    300,000   Goldman Sachs Group LP
                7.20%, 03/01/07 (e)....       308,007
    200,000   Goldman Sachs Group, Inc.
                4.75%, 07/15/13........       193,994
    200,000   Lehman Brothers Holdings,
                Inc. 6.63%, 01/18/12...       215,934
              Merrill Lynch & Co., Inc.
    125,000   Series B, 3.13%,
                07/15/08...............       119,753
    200,000   Series C, 4.13%,
                01/15/09...............       196,007
    500,000   Morgan Stanley 6.75%,
                04/15/11...............       538,263

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
CORPORATE BONDS, CONTINUED:
Capital Markets, continued:
    130,000   National Rural Utilities
                Cooperative Finance
                Corp. 7.30%,
                09/15/06...............       132,234
                                         ------------
                                            1,879,169
                                         ------------
Chemicals (0.1%):
    120,000   Dow Capital BV
                (Netherlands) 8.50%,
                06/08/10...............       134,991
                                         ------------
Commercial Banks (1.6%):
    300,000   Banc of America Corp.
                7.80%, 02/15/10........       331,287
    100,000   Bank of America Corp.
                7.13%, 10/15/11........       110,367
    100,000   Branch Banking & Trust
                Co. 4.88%, 01/15/13....        99,042
    225,000   FleetBoston Financial
                Corp. 7.38%,
                12/01/09...............       244,073
    150,000   Keycorp Series G, 4.70%,
                05/21/09...............       149,435
    155,000   Marshall & Ilsley Corp.
                4.38%, 08/01/09........       152,220
    110,000   National City Corp.
                4.90%, 01/15/15........       107,466
     75,000   Popular North America,
                Inc. 4.25%, 04/01/08...        73,561
     50,000   Royal Bank of Canada
                (Canada) 3.88%,
                05/04/09...............        48,624
    125,000   Suntrust Bank
              5.00%, 09/01/15..........       123,569
     25,000   UnionBanCal Corp. 5.25%,
                12/16/13...............        24,919
    300,000   Wachovia Corp. 6.61%,
                10/01/25...............       331,890
    125,000   Wells Fargo & Co. 3.13%,
                04/01/09...............       118,406
    160,000   Wells Fargo Bank NA
                7.55%, 06/21/10........       176,717
                                         ------------
                                            2,091,576
                                         ------------
Commercial Services & Supplies (0.1%):
     60,000   PHH Corp. 7.13%,
                03/01/13...............        63,353
                                         ------------
Computers & Peripherals (0.1%):
     80,000   International Business
                Machines Corp. 4.38%,
                06/01/09...............        78,997
                                         ------------
Construction Materials (0.0%): (g)
     60,000   Hanson Australia Funding
                Ltd. 5.25%, 03/15/13...        59,478
                                         ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
CORPORATE BONDS, CONTINUED:
Consumer Finance (0.9%):
    125,000   American Express Credit
                Corp. 3.00%,
                05/16/08 (c)...........       119,795
              American General Finance
                Corp.
    120,000   Series H, 4.00%,
                03/15/11...............       113,520
     65,000   Series I, 4.63%,
                05/15/09 (c)...........        64,348
    700,000   HSBC Finance Corp. 8.00%,
                07/15/10...............       780,903
    150,000   John Deere Capital Corp.
                Series D, 3.63%,
                05/25/07...............       147,401
                                         ------------
                                            1,225,967
                                         ------------
Diversified Financial Services (2.6%):
    200,000   Capital One Bank 6.88%,
                02/01/06...............       200,351
    135,000   Caterpillar Financial
                Services Corp. 4.50%,
                09/01/08...............       133,915
              CIT Group, Inc.
    180,000   4.13%, 02/21/06..........       179,945
     75,000   7.38%, 04/02/07..........        77,185
              Citigroup, Inc.
    100,000   3.50%, 02/01/08 (c)......        97,356
    590,000   5.00%, 09/15/14..........       580,770
    570,000   Credit Suisse First
                Boston USA, Inc. 6.50%,
                01/15/12...............       609,774
    450,000   Ford Motor Credit Co.
                7.38%, 02/01/11 (c)....       394,433
              General Electric Capital
                Corp.
    500,000   8.63%, 06/15/08..........       540,818
     50,000   Series A, 3.13%,
                04/01/09...............        47,419
     50,000   International Lease
                Finance Corp. 5.00%,
                04/15/10...............        49,732
    350,000   National Rural Utilities
                Cooperative Finance
                Corp. 6.00%,
                05/15/06...............       351,617
    200,000   Textron Financial Corp.
                4.60%, 05/03/10........       197,032
                                         ------------
                                            3,460,347
                                         ------------
Diversified Telecommunication Services (0.9%):
    125,000   Bellsouth Corp. 6.00%,
                10/15/11...............       129,943
     80,000   British
                Telecommunications plc
                (United Kingdom) 8.37%,
                12/15/10...............        91,069

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
CORPORATE BONDS, CONTINUED:
Diversified Telecommunication Services, continued:
     60,000   Deutsche Telekom
                International Finance
                BV (Netherlands) 8.00%,
                06/15/10...............        68,026
     30,000   France Telecom S.A.
                (France) 7.75%,
                03/01/11...............        33,508
    300,000   Nynex Capital Funding Co.
                Series B, SUB, 8.23%,
                10/15/09...............       328,122
    200,000   Southwestern Bell
                Telephone Series C,
                5.98%, 10/22/07........       202,720
              Sprint Capital Corp.
    150,000   6.00%, 01/15/07..........       151,467
    125,000   7.63%, 01/30/11..........       137,841
                                         ------------
                                            1,142,696
                                         ------------
Electric Utilities (1.0%):
    233,000   American Electric Power
                Co., Inc. Series A,
                6.13%, 05/15/06........       234,054
     50,000   Carolina Power & Light
                Co. 5.13%, 09/15/13....        49,867
     25,000   Consolidated Edison Co.
                of New York 4.70%,
                06/15/09 (c)...........        24,837
    100,000   Constellation Energy
                Group, Inc. 6.35%,
                04/01/07...............       101,581
    150,000   Dominion Resources, Inc.
                Series B, 6.25%,
                06/30/12...............       156,931
    200,000   DTE Energy Co. Series A,
                6.65%, 04/15/09........       208,879
    500,000   Exelon Corp. 6.75%,
                05/01/11...............       532,310
                                         ------------
                                            1,308,459
                                         ------------
Food & Staples Retailing (0.2%):
     75,000   Albertson's Inc. 6.95%,
                08/01/09...............        75,854
    120,000   Kroger Co. (The) 8.05%,
                02/01/10...............       130,294
    100,000   Wal-Mart Stores, Inc.
                4.13%, 02/15/11 (c)....        96,618
                                         ------------
                                              302,766
                                         ------------
Gas Utilities (0.0%): (g)
     35,000   Sempra Energy Corp.
                4.75%, 05/15/09........        34,510
                                         ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 14

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
CORPORATE BONDS, CONTINUED:
Insurance (0.4%):
     50,000   Ace INA Holdings, Inc.
                5.88%, 06/15/14 (c)....        51,722
    175,000   Allstate Corp. (The)
                6.13%, 02/15/12........       184,432
    100,000   American International
                Group, Inc. 2.88%,
                05/15/08...............        95,464
     75,000   Principal Life, Income
                Funding Trusts 3.20%,
                04/01/09...............        71,509
              Protective Life Secured
                Trust
     40,000   4.00%, 10/07/09..........        38,948
     75,000   4.00%, 04/01/11..........        71,934
                                         ------------
                                              514,009
                                         ------------
Media (0.8%):
              Comcast Cable
                Communications
    100,000   6.88%, 06/15/09..........       105,033
    150,000   8.38%, 05/01/07..........       156,422
     50,000   Comcast Cable
                Communications
                Holdings, Inc. 8.38%,
                03/15/13...............        57,874
     50,000   COX Communications, Inc.
                7.75%, 11/01/10........        54,153
    150,000   News America, Inc. 6.75%,
                01/09/38...............       158,602
    450,000   Time Warner, Inc. 9.13%,
                01/15/13...............       532,609
     50,000   Thomson Corp. (The)
                4.25%, 08/15/09........        48,696
                                         ------------
                                            1,113,389
                                         ------------
Multi-Utilities (0.3%):
    250,000   Duke Energy Corp. 6.25%,
                01/15/12...............       263,482
    115,000   PSEG Power LLC 7.75%,
                04/15/11...............       127,326
                                         ------------
                                              390,808
                                         ------------
Office Electronics (0.1%):
     75,000   Pitney Bowes, Inc. 3.88%,
                06/15/13...............        69,879
                                         ------------
Oil, Gas & Consumable Fuels (0.4%):
    150,000   Conoco Funding Co. 6.35%,
                10/15/11...............       160,722
    250,000   Occidental Petroleum
                Corp. 9.25%,
                08/01/19...............       343,330
                                         ------------
                                              504,052
                                         ------------

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
CORPORATE BONDS, CONTINUED:
Road & Rail (0.7%):
    100,000   Burlington Northern Santa
                Fe Corp. 6.13%,
                03/15/09...............       103,427
    150,000   CSX Corp. 7.45%,
                05/01/07...............       154,611
    150,000   Norfolk Southern Corp.
                7.05%, 05/01/37........       178,999
    500,000   Union Pacific Corp.
                6.65%, 01/15/11........       532,595
                                         ------------
                                              969,632
                                         ------------
Supranational Bank (0.4%):
    475,000   Inter-American
                Development Bank 8.40%,
                09/01/09...............       531,571
                                         ------------
Thrifts & Mortgage Finance (0.3%):
    300,000   Countrywide Financial
                Corp. Series L, 4.00%,
                03/22/11...............       282,282
              Washington Mutual, Inc.
     50,000   4.20%, 01/15/10..........        48,412
    125,000   4.63%, 04/01/14 (c)......       117,545
                                         ------------
                                              448,239
                                         ------------
Wireless Telecommunication Services (0.1%):
     75,000   New Cingular Wireless
                Services, Inc. 7.88%,
                03/01/11...............        84,154
                                         ------------
  Total Corporate Bonds
  (Cost $16,374,868)                       16,751,216
                                         ------------
MORTGAGE PASS-THROUGH SECURITIES (1.9%):
              Federal Home Loan
                Mortgage Corp. Gold
                Pool
    306,335   4.00%, 08/01/18..........       292,524
     27,094   6.00%, 03/01/13..........        27,650
    161,233   6.50%,
                03/01/13-11/01/22......       166,162
    148,696   7.00%,
                06/01/13-10/01/27......       154,285
      2,406   7.50%, 07/01/27..........         2,530
     33,437   8.00%,
                10/01/10-09/01/26......        35,246
              Federal National Mortgage
                Association Pool
    225,018   5.50%, 12/01/33..........       223,368
     96,529   6.00%,
                08/01/13-12/01/13......        98,637
    362,623   6.19%, 09/01/08..........       370,077
     83,077   6.50%, 04/01/13..........        85,430
    120,856   6.85%, 10/01/07..........       123,203
     66,770   7.00%, 06/01/13..........        69,404
     54,052   7.50%,
                08/01/09-10/01/27......        56,134

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
MORTGAGE PASS-THROUGH SECURITIES, CONTINUED:
    151,232   8.00%,
                09/01/08-05/01/17......       164,034
     53,767   8.50%, 11/01/18..........        57,800
     21,497   9.00%,
                11/01/06-12/01/17......        23,082
              Government National
                Mortgage Association
                Pool
     82,317   6.50%, 09/15/13..........        85,046
    130,775   7.00%,
                07/15/08-06/15/28......       134,695
     18,566   7.50%,
                05/15/26-01/20/27......        19,497
    189,642   8.00%,
                12/20/10-09/15/27......       202,084
    121,671   8.50%,
                10/15/11-12/15/22......       130,705
                                         ------------
  Total Mortgage Pass-Through
Securities
  (Cost $2,460,406)
                                            2,521,593
                                         ------------
U.S. GOVERNMENT AGENCY SECURITIES (1.2%):
    415,000   Federal Home Loan Bank
                System 5.89%,
                03/30/09...............       429,028
              Federal National Mortgage
                Association
    585,000   5.38%, 11/15/11 (c)......       602,174
    400,000   7.13%, 06/15/10..........       437,537
    150,000   7.25%, 01/15/10..........       163,437
                                         ------------
  Total U.S. Government Agency
Securities
  (Cost $1,645,000)
                                            1,632,176
                                         ------------
U.S. TREASURY OBLIGATIONS (7.4%):
  2,200,000   U.S. Treasury Bonds
                10.38%, 11/15/12 (c)...     2,431,343
    849,968   U.S. Treasury Inflation
                Indexed Bonds
              3.88%, 01/15/09..........       893,330
  1,000,000   U.S. Treasury Notes
                5.00%, 08/15/11........     1,032,148
              U.S. Treasury STRIPS
  5,000,000   PO, 2/15/12 (c)..........     3,835,495
  2,000,000   PO, 2/15/15 (c)..........     1,331,664
    300,000   PO, 08/15/15 (c).........       195,161
                                         ------------
  Total U.S. Treasury Obligations
  (Cost $9,866,447)                         9,719,141
                                         ------------

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
U.S. Treasury Obligations, continued:
FOREIGN GOVERNMENT SECURITIES (0.8%):
    900,000   Hydro Quebec (Canada)
                6.52%, 02/23/06........       902,430
              Mexico Government
                International Bond
                (Mexico)
     80,000   4.63%, 10/08/08 (c)......        79,000
     40,000   6.38%, 01/16/13..........        42,500
                                         ------------
  Total Foreign Government Securities
  (Cost $1,019,209)                         1,023,930
                                         ------------
  Total Long-Term Investments
  (Cost $122,362,987)                     126,940,853
                                         ------------
SHORT-TERM INVESTMENT (3.1%):
INVESTMENT COMPANY (3.1%):
  4,066,615   JPMorgan Liquid Assets
                Money Market Fund (b)
                (m) (Cost
                $4,066,615)............     4,066,615
                                         ------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED
  (10.4%):
Certificates of Deposit (0.6%):
    775,000   Credit Suisse First
                Boston, FRN, 4.27%,
                10/17/06...............       775,000
                                         ------------
Commercial Paper (0.4%):
    500,000   Morgan Stanley, FRN,
                4.33%, 04/17/06........       500,000
                                         ------------
Corporate Notes (1.3%):
    650,000   CDC Financial Products
                Inc., FRN, 4.35%,
                01/30/06...............       650,000
    650,000   Citigroup Global Markets
                Inc., FRN, 4.32%,
                01/06/06...............       650,000
    400,000   Bank of America 4.31%,
                11/07/06...............       400,000
                                         ------------
                                            1,700,000
                                         ------------
Repurchase Agreements (8.1%):
  2,208,587   Banc of America
                Securities LLC, 4.26%,
                dated 12/30/05, due
                01/03/06, repurchase
                price $2,209,632,
                collateralized by U.S.
                Government Agency
                Mortgages..............     2,208,587
  2,800,000   Barclays Capital, 4.28%,
                dated 12/30/05, due
                01/03/06, repurchase
                price $2,801,332,
                collateralized by U.S.
                Government Agency
                Mortgages..............     2,800,000

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 16

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements, continued:
  2,800,000   Lehman Brothers Inc.,
                4.26%, dated 12/30/05,
                due 01/03/06,
                repurchase price
                $2,801,325,
                collateralized by U.S.
                Government Agency
                Mortgages..............     2,800,000

  SHARES
    OR
 PRINCIPAL
 AMOUNT($)      SECURITY DESCRIPTION       VALUE($)
-----------   -------------------------  ------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements, continued:
  2,800,000   Morgan Stanley, 4.27%,
                dated 12/30/05, due
                01/03/06, repurchase
                price $2,801,328,
                collateralized by U.S.
                Government Agency
                Mortgages..............     2,800,000
                                         ------------
                                           10,608,587
                                         ------------
  Total Investments of Cash Collateral
  for Securities Loaned
  (Cost $13,583,587)                       13,583,587
                                         ------------
TOTAL INVESTMENTS (110.0%)
  (Cost $140,013,189)                     144,591,055
OTHER LIABILITIES IN EXCESS OF ASSETS
((10.0)%)                                 (13,163,682)
                                         ------------
NET ASSETS (100.0%):                     $131,427,373
                                         ============

------------
Percentages indicated are based on net assets.

Abbreviations:


(a)     Non-income producing security.
(b)     Investment in affiliate. Money market fund registered under the Investment Company Act of
        1940, as amended, and advised by JPMorgan Investment Advisors Inc.
(c)     Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)     All or portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.
(g)     Amount rounds to less than 0.1%
(m)     All or portion of this security is segregated for current or potential of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
ADR     American Depositary Receipt.
CMO     Collateralized Mortgage Obligation.
FRN     Floating Rate Note. The rate shown is the rate in effect as of December 31, 2005.
IF      Inverse Floaters represent securities that pay interest at a rate that increases
        (decreases) with a decline (incline) in a specified index.
PO      Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REIT    Real Estate Investment Trust.
STRIPS  Separate Trading of Registered Interest and Principal Securities.
SUB     Step-Up Bond. The rate shown is the rate in effect as of December 31, 2005.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005
See notes to financial statements.

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2005

ASSETS:
Investments in non-affiliates, at value.....................    $140,524,440
Investments in affiliates, at value.........................       4,066,615
                                                                ------------
Total investment securities, at value.......................     144,591,055
Receivables:
  Investment securities sold................................         195,386
  Portfolio shares sold.....................................          40,073
  Interest and dividends....................................         619,915
                                                                ------------
Total assets................................................     145,446,429
                                                                ------------
LIABILITIES:
Payables:
  Due to custodian..........................................             194
  Investment securities purchased...........................         194,219
  Collateral for securities lending program.................      13,583,587
  Portfolio shares redeemed.................................         159,592
Accrued liabilities:
  Investment advisory fees..................................          54,534
  Administration fees.......................................          16,952
  Trustees' fees-deferred compensation plan.................              27
  Other.....................................................           9,951
                                                                ------------
Total liabilities...........................................      14,019,056
                                                                ------------
NET ASSETS..................................................    $131,427,373
                                                                ============
NET ASSETS:
Paid in capital.............................................    $129,053,724
Accumulated undistributed (distributions in excess of) net
  investment income.........................................       3,370,483
Accumulated net realized gains (losses) from investments....      (5,574,700)
Net unrealized appreciation (depreciation) from
  investments...............................................       4,577,866
                                                                ------------
Net assets..................................................    $131,427,373
                                                                ============
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)...........       8,790,025
Net asset value, offering and redemption price per share
  (unlimited shares authorized, no par value)...............    $      14.95
Cost of investments.........................................    $140,013,189
Market value of securities on loan..........................    $ 13,288,551

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 18

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividend income.............................................    $ 1,591,765
Dividend income from affiliates(a)..........................        132,801
Interest income.............................................      2,880,017
Income from securities lending (net)........................         36,074
                                                                -----------
Total investment income.....................................      4,640,657
                                                                -----------
EXPENSES
Investment advisory fees....................................      1,030,843
Administration fees.........................................        217,331
Custodian fees..............................................         29,885
Interest expense............................................            708
Professional fees...........................................         33,897
Trustees' fees..............................................            453
Transfer agent fees.........................................          5,086
Other.......................................................         41,651
                                                                -----------
Total expenses..............................................      1,359,854
                                                                -----------
Less amounts waived.........................................        (77,447)
Less earnings credits.......................................         (1,756)
                                                                -----------
    Net expenses............................................      1,280,651
                                                                -----------
Net investment income (loss)................................      3,360,006
                                                                -----------
REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on investments.....................      1,615,962
Change in net unrealized appreciation (depreciation) of
  investments...............................................     (1,691,782)
                                                                -----------
Net realized/unrealized gains (losses)......................        (75,820)
                                                                -----------
Change in net assets resulting from operations..............    $ 3,284,186
                                                                -----------
(a)Includes reimbursements of investment advisory and
  administration fees.......................................    $    15,782
                                                                -----------

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income (loss)..............................  $  3,360,006    $  3,977,511
  Net realized gain (loss) on investments...................     1,615,962       5,166,510
  Change in net unrealized appreciation (depreciation) of
    investments.............................................    (1,691,782)        163,542
                                                              ------------    ------------
Change in net assets resulting from operations..............     3,284,186       9,307,563
                                                              ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................    (4,091,588)     (3,986,689)
                                                              ------------    ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................  $  3,263,258       7,593,120
  Dividends reinvested......................................     4,091,588       3,986,689
  Cost of shares redeemed...................................   (41,147,510)    (30,113,402)
                                                              ------------    ------------
Change in net assets from capital transactions..............   (33,792,664)    (18,533,593)
                                                              ------------    ------------
NET ASSETS:
  Change in net assets......................................   (34,600,066)    (13,212,719)
  Beginning of period.......................................   166,027,439     179,240,158
                                                              ------------    ------------
  End of period.............................................  $131,427,373    $166,027,439
                                                              ============    ============
Accumulated undistributed (distributions in excess of) net
  investment income.........................................  $  3,370,483    $  4,084,042
                                                              ------------    ------------
SHARE TRANSACTIONS:
  Issued....................................................       223,129         525,753
  Reinvested................................................       286,125         279,180
  Redeemed..................................................    (2,802,658)     (2,089,677)
                                                              ------------    ------------
Change in shares............................................    (2,293,404)     (1,284,744)
                                                              ============    ============

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 20

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2002           2001
                                          ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD....    $  14.98       $  14.49       $  12.77       $  14.48       $  15.48
                                            --------       --------       --------       --------       --------
INVESTMENT OPERATIONS:
  Net investment income (loss)..........        0.40           0.36           0.32           0.40           0.39
  Net realized and unrealized gains
    (losses) on investments.............       (0.04)          0.45           1.80          (2.09)         (0.95)
                                            --------       --------       --------       --------       --------
    Total from Investment Operations....        0.36           0.81           2.12          (1.69)         (0.56)
                                            --------       --------       --------       --------       --------
DISTRIBUTIONS:
  Net investment income.................       (0.39)         (0.32)         (0.40)            --(a)       (0.38)
  Net realized gains....................          --             --             --          (0.02)         (0.06)
                                            --------       --------       --------       --------       --------
    Total distributions.................       (0.39)         (0.32)         (0.40)         (0.02)         (0.44)
                                            --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD..........    $  14.95       $  14.98       $  14.49       $  12.77       $  14.48
                                            ========       ========       ========       ========       ========
TOTAL RETURN............................        2.50%          5.73%         17.20%        (11.68)%        (3.57)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).......    $131,427       $!66,027       $179,240       $154,802       $196,030
RATIOS TO AVERAGE NET ASSETS:
  Net expenses..........................        0.87%(b)       0.88%          0.88%          0.88%          0.87%
  Net investment income (loss)..........        2.27%          2.29%          2.37%          2.77%          2.60%
  Expenses without waivers,
    reimbursements and earnings
    credits.............................        0.92%          0.89%          0.89%          0.89%          0.88%
PORTFOLIO TURNOVER RATE.................          41%            52%            36%            29%            34%

------------

(a)  Amount less than $0.01.

(b) Effective September 1, 2005, the contractual expense limitation percentage is 0.78%.

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   JPMorgan Investment Trust (formerly One Group Investment Trust) (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The Balanced Portfolio is a separate Portfolio of the Trust (the "Portfolio").

   Effective May 1, 2005, the Board of Trustees approved the name change from One Group Investment Trust Balanced Portfolio to JPMorgan Investment Trust Balanced Portfolio.

   Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS

     Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in less than 61 days), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations for debt securities may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless the Portfolio's adviser determines that use of another valuation methodology is appropriate. The pricing service use statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining the fair value as of the time the Portfolio calculates its net asset value.

     B. REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 22

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     C. SECURITIES LENDING

     To generate additional income, the Portfolio may lend up to 33 1/3% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (collectively, U.S. government securities"). JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Portfolio, serves as lending agent to the Portfolio pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending Agreement"). The Securities Lending Agreement was effective with respect to the Balanced Portfolio on December 6, 2004 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005.

     Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for use of the cash collateral. For loans secured by US government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and fees) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

     Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to
     (i) 0.06%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 0.1142%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period from the effective date of the Agreement through December 31, 2005, JPMCB voluntarily reduced its fees to: (i) 0.05% for each Loan of U.S. Securities and (ii) 0.10% for each Loan of non-U.S. Securities, respectively.

     As of December 31, 2005, the Portfolio had securities with the following market values on loan, received the following collateral for the period then ended and paid the following amounts to related party affiliates:

 LENDING     MARKET      MARKET VALUE
  AGENT     VALUE OF      OF LOANED
FEES PAID  COLLATERAL     SECURITIES
---------  ----------    ------------
   $8,266  $13,583,587   $13,288,551

     Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio for any losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

     Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio's policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     E. ALLOCATION OF EXPENSES

     Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

     F. FEDERAL INCOME TAXES

     The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

     G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts:

                    ACCUMULATED      ACCUMULATED
                  UNDISTRIBUTED/     NET REALIZED
                 (OVERDISTRIBUTED)   GAIN (LOSS)
                  NET INVESTMENT          ON
PAID-IN-CAPITAL       INCOME         INVESTMENTS
---------------  -----------------   ------------
      $11             $18,023          $(18,034)

     The reclassification for the Portfolio relates primarily to the tax treatment of paydown gains and losses.

     The Portfolio may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE

     Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the "Advisor") (formerly known as Banc One Investment Advisors Corporation) acts as the investment advisor to the Portfolio. The Advisor is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio's average daily net assets at an annual fee rate of 0.70%.

     The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administrative fees are waived and/or reimbursed to the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio's investment in an affiliated money market fund.

     B. ADMINISTRATION FEE

     Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator") (formerly One Group Administrative Services, Inc.), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

     JPMCB provides portfolio fund accounting services for the Portfolio and receives a portion of the fees payable to the Administrator.

     Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS") began serving as the Portfolio's Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Portfolio's Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 24

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     C. DISTRIBUTION FEES

     Effective May 1, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, serves as the Trust's exclusive underwriter and promotes and arranges for the sale of the Portfolio's shares. The Distributor receives no compensation in its capacity as the Portfolio's underwriter.

     D. CUSTODIAN FEES

     JPMCB provides Portfolio custody services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody services are included in custodian fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

     Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

     E. WAIVERS AND REIMBURSEMENTS

     The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.78% (0.98% prior to September 1, 2005) of the Portfolio's average daily net assets.

     The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The new expense limitation will be in place until at least April 30, 2007.

     For the year ended December 31, 2005, the Portfolio's Advisor waived investment advisory fees for the Portfolio in the amount of $77,447. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

     F. OTHER

     Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Portfolio for serving in their respective roles.

     The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

     During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

     The Portfolio may use related party brokers/dealers. For the year ended December 31, 2005, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

     The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

   During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows:

                                           PURCHASES             SALES
                                           (EXCLUDING          (EXCLUDING        PURCHASES OF         SALES OF
                                        U.S. GOVERNMENT)    U.S. GOVERNMENT)    U.S. GOVERNMENT    U.S. GOVERNMENT
                                        ----------------    ----------------    ---------------    ---------------
                                          $46,691,601         $75,423,841         $11,807,768        $16,137,726

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

5. FEDERAL INCOME TAX MATTERS

   For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows:

                     GROSS            GROSS         NET UNREALIZED
   AGGREGATE       UNREALIZED       UNREALIZED       APPRECIATION
      COST        APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
   ---------      ------------    --------------    --------------
  $140,938,102     $9,383,025      $(5,730,072)       $3,652,953

   The difference between book and tax basis unrealized appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

   The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

                    TOTAL
   ORDINARY        TAXABLE
    INCOME      DISTRIBUTIONS
   --------     -------------
  $4,091,588     $4,091,588

   The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                    TOTAL
   ORDINARY        TAXABLE
    INCOME      DISTRIBUTIONS
   --------     -------------
  $3,986,689     $3,986,689

   As of December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

                       CURRENT
                    DISTRIBUTABLE
                      LONG-TERM
     CURRENT       CAPITAL GAIN OR
  DISTRIBUTABLE       TAX BASIS         UNREALIZED
    ORDINARY        CAPITAL LOSS       APPRECIATION
     INCOME           CARRYOVER       (DEPRECIATION)
  -------------    ---------------    --------------
   $3,378,286       $ (4,649,787)       $3,652,953

   The cumulative timing differences primarily consist of wash sales deferred compensation.

   As of December 31, 2005, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

   EXPIRES
  ----------
     2011         TOTAL
     ----         -----
  $4,649,787    $4,649,787

   During the year ended December 31, 2005, the Portfolio utilized capital loss carryovers of $1,906,212.

6. BORROWINGS

   Effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

   As of December 31, 2005, the Portfolio had no outstanding borrowings from the unsecured uncommitted credit facility.

7. CONCENTRATIONS AND INDEMNIFICATIONS

   In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote. From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 26

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Investment Trust Balanced Portfolio, formerly One Group Investment Trust Balanced Portfolio (a Portfolio of JPMorgan Investment Trust hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2006

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED)

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO                    DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong       Retired; Vice President &                118           None.
(1941); Trustee            Treasurer of Ingersoll-Rand
since 2005; Trustee of     Company (manufacturer of
JPMorgan Funds since       industrial equipment)
1987.                      (1972-2000).


Roland R. Eppley, Jr.      Retired; President & Chief               118           None.
(1932); Trustee            Executive Officer, Eastern
since 2005; Trustee of     States Bankcard (1971-1988).
JPMorgan Funds since
1989.


John F. Finn               President and Chief Executive            117*          Director, Cardinal Health, Inc
(1947); Trustee            Officer of Gardner, Inc.                               (CAH) (1994-present); Director,
since 1998.                (wholesale distributor to                              The Crane Group (2003-present);
                           outdoor power equipment                                Chairman, The Columbus
                           industry) (1979-present).                              Association for the Performing
                                                                                  Arts (CAPA) (2003-present).


Dr. Matthew Goldstein      Chancellor of the City                   118           Director, Albert Einstein
(1941); Trustee            University of New York                                 School of Medicine
since 2005; Trustee of     (1999-present); President,                             (1998-present); Director of New
JPMorgan Funds since       Adelphi University (New York)                          Plan Excel Realty Trust, Inc.
2003.                      (1998-1999).                                           (real estate investment trust)
                                                                                  (2000-present); Director of
                                                                                  Lincoln Center Institute for
                                                                                  the Arts in Education
                                                                                  (1999-present).


Robert J. Higgins          Retired; Director of                     118           None.
(1945);                    Administration of the State of
Trustee since 2005;        Rhode Island (2003-2004);
Trustee of JPMorgan        President - Consumer Banking
Funds since 2002.          and Investment Services, Fleet
                           Boston Financial (1971-2001).


Peter C. Marshall          Self-employed business                   117*          None.
(1942); Trustee since      consultant (2002-present);
1994.                      Senior Vice President, W.D.
                           Hoard, Inc. (corporate parent
                           of DCI Marketing, Inc.)
                           (2000-2002); President, DCI
                           Marketing, Inc. (1992-2000).


Marilyn McCoy              Vice President of                        117*          Trustee, Mather LifeWays (1994-
(1948); Trustee since      Administration and Planning,                           present); Trustee, Carleton
1999.                      Northwestern University                                College (2003-present).
                           (1985-present).


William G. Morton, Jr.     Retired; Chairman Emeritus               118           Director of Radio Shack
(1937); Trustee since      (2001-2002), and Chairman and                          Corporation (electronics)
2005; Trustee of           Chief Executive Officer, Boston                        (1987-present); Director of The
JPMorgan Funds since       Stock Exchange (1985-2001).                            National Football Foundation
2003.                                                                             and College Hall of Fame (1994-
                                                                                  present); Trustee of the
                                                                                  Stratton Mountain School
                                                                                  (2001-present).


Robert A. Oden, Jr.        President, Carleton College              117*          Director, American University
(1946); Trustee since      (2002-present); President,                             in Cairo.
1997.                      Kenyon College (1995-2002).


JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 28

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED), CONTINUED

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO (SINCE)            DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
Fergus Reid, III (1932);   Chairman of Lumelite                     118           Trustee of Morgan Stanley Funds
Trustee (Chairman) since   Corporation (plastics                                  (198 portfolios)
2005; Trustee of           manufacturing) (2003-present);                         (1995-present).
JPMorgan Funds since       Chairman and Chief Executive
1987.                      Officer of Lumelite Corporation
                           (1985-2002).


Frederick W. Ruebeck       Advisor, Jerome P. Green &               117*          Director, AMS Group (2001-
(1939); Trustee since      Associates, LLC (broker-dealer)                        present); Trustee, Wabash
1994.                      (2002-present); Chief                                  College (1988-present);
                           Investment Officer, Wabash                             Chairman, Indianapolis Symphony
                           College (2004-present);                                Orchestra Foundation
                           self-employed consultant                               (1994-present).
                           (January 2000-present);
                           Director of Investments, Eli
                           Lilly and Company (1988-1999).


James J. Schonbachler      Retired; Managing Director of            118           None.
(1943); Trustee since      Bankers Trust Company
2005; Trustee of           (financial services)
JPMorgan Funds since       (1968-1998).
2001.

INTERESTED TRUSTEE


Leonard M. Spalding,       Retired; Chief Executive                 118           Director, Glenview Trust
Jr.** (1935); Trustee      Officer of Chase Mutual Funds                          Company, LLC (2001-present);
since 2005; Trustee of     (investment company)                                   Trustee, St. Catherine College
JPMorgan Funds since       (1989-1998); President & Chief                         (1998-present); Trustee,
1998.                      Executive Officer of Vista                             Bellarmine University (2000-
                           Capital Management (investment                         present); Director,
                           management) (1990-1998); Chief                         Springfield-Washington County
                           Investment Executive of Chase                          Economic Development Authority
                           Manhattan Private Bank                                 (1997-present); Trustee, Marion
                           (investment management)                                and Washington County, Kentucky
                           (1990-1998).                                           Airport Board (1998-present);
                                                                                  Trustee, Catholic Education
                                                                                  Foundation (2005-present).

------------

(1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan
     Funds Complex for which the Board of Trustees includes nine registered investment companies (118 funds) as of December 31, 2005.
  *  This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds) as of December 31, 2005.
 **  Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED)

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO (SINCE)                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
George C.W. Gatch (1962),      Managing Director of JPMorgan Investment Management Inc.;
President (2004)               Director and President, JPMorgan Distribution Services, Inc.
                               and JPMorgan Funds Management, Inc. since 2005; Mr. Gatch is
                               CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo
                               Bank, as well as positions in business management, marketing and sales.


Robert L. Young (1963),        Director and Vice President of JPMorgan Distribution
Senior Vice President          Services, Inc. and JPMorgan Funds Management, Inc.; Chief
(2004)*                        Operating Officer, JPMorgan Funds since 2005, and One Group
                               Mutual Funds from 2001 until 2005. Mr. Young was Vice
                               President and Treasurer, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services) and Vice
                               President and Treasurer, JPMorgan Distribution Services,
                               Inc. (formerly One Group Dealer Services, Inc.) from 1999 to
                               2005.


Patricia A. Maleski (1960),    Vice President, JPMorgan Funds Management, Inc.; previously,
Vice President and Chief       Treasurer, JPMorgan Funds and Head of Funds Administration
Administrative Officer         and Board Liaison. Ms. Maleski was the Vice President of
(2004)                         Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan
                               Funds, prior to joining J.P. Morgan Chase & Co. in 2001.


Stephanie J. Dorsey (1969),    Vice President, JPMorgan Funds Management, Inc.; Director of
Treasurer (2004)*              Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services), from 2004 to
                               2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly
                               Bank One Corporation) from 2003 to 2004; prior to joining
                               Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.


Stephen M. Ungerman (1953),    Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman
Senior Vice President, Chief   was head of Fund Administration - Pooled Vehicles from 2000
Compliance Officer (2004)      to 2004. Mr. Ungerman held a number of positions in
                               Prudential Financial's asset management business prior to
                               2000.


Paul L. Gulinello (1950),      Vice President and Anti Money Laundering Compliance Officer
AML Compliance Officer         for JPMorgan Asset Management Americas, additionally
(2005)                         responsible for personal trading and compliance testing
                               since 2004; Treasury Services Operating Risk Management and
                               Compliance Executive supporting all JPMorgan Treasury
                               Services business units from July 2000 to 2004.


Stephen M. Benham (1959),      Vice President and Assistant General Counsel, JPMorgan Chase
Secretary (2005)               & Co. since 2004; Vice President (Legal Advisory) of Merrill
                               Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to
                               2000.


Elizabeth A. Davin (1964),     Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2004)*    & Co. since 2005; Senior Counsel, JPMorgan Chase & Co.
                               (formerly Bank One Corporation) from 2004-2005; Assistant
                               General Counsel and Associate General Counsel and Vice
                               President, Gartmore Global Investments, Inc. from 1999 to
                               2004.


Jessica K. Ditullio (1962),    Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2000)*    & Co. since 2005; Ms. Ditullio has served as an attorney
                               with various titles for JPMorgan Chase & Co. (formerly Bank
                               One Corporation) since 1990.


Nancy E. Fields (1949),        Vice President, JPMorgan Funds Management, Inc. and JPMorgan
Assistant Secretary (2000)*    Distribution Services, Inc.; from 1999-2005, Director,
                               Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services, Inc.) and
                               Senior Project Manager, Mutual Funds, JPMorgan Distribution
                               Services, Inc. (formerly One Group Dealer Services, Inc.).


Ellen W. O'Brien (1957),       Assistant Vice President, JPMorgan Investor Services, Co.,
Assistant Secretary (2005)**   responsible for Blue Sky registration; Ms. O'Brien has
                               served in this capacity since joining the firm in 1991.


Suzanne E. Cioffi (1967),      Vice President, JPMorgan Funds Management, Inc., responsible
Assistant Treasurer (2005)     for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration
                               conversion projects during the past five years.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 30

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED), CONTINUED

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO (SINCE)                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------


Christopher D. Walsh (1965),   Vice President, JPMorgan Funds Management, Inc., Mr. Walsh
Assistant Treasurer (2004)     has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the
                               mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual
                               Fund Administration at Prudential Investments from 1996 to
                               2000.

Arthur A. Jensen (1966),       Vice President, JPMorgan Funds Management, Inc. since April
Assistant Treasurer (2005)*    2005; formerly, Vice President of Financial Services of
                               BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting
                               Supervisor at Allstate Insurance Company prior to 2001.


------------

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

 * The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA
   02108.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
AS OF DECEMBER 31, 2005

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

ACTUAL EXPENSES
The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies or Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                                         EXPENSES PAID
                                                    BEGINNING           ENDING           DURING PERIOD     ANNUALIZED
                                                  ACCOUNT VALUE,    ACCOUNT VALUE,      JULY 1, 2005 TO     EXPENSE
                                                   JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005     RATIO
                                                  --------------   -----------------   -----------------   ----------
Actual..........................................    $1,000.00          $1,027.50             $4.24            0.83%
Hypothetical....................................    $1,000.00          $1,021.02             $4.23            0.83%

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein ("Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Portfolio's management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio's performance against the Portfolio's peers and benchmarks and analyses by the Adviser of the Portfolio's performance. In addition, with respect to all funds, except the money market funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio's expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF"), an affiliate of the Adviser, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, the benefits to the Portfolio of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER
At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

FALL-OUT BENEFITS
The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMF, an affiliate of the Adviser, is expected to earn fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

ECONOMIES OF SCALE
The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of the Trust's assets, advised by the Adviser, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

INDEPENDENT WRITTEN EVALUATION OF THE PORTFOLIO'S CHIEF COMPLIANCE OFFICER
The Trustees noted that, upon their direction, the Chief Compliance Officer for the Investment Trust Balanced Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement. The Trustees considered the evaluation as noted in the Investment Performance section of this report.

FEES RELATIVE TO ADVISER'S OTHER CLIENTS
The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Adviser's other clients were reasonable.

INVESTMENT PERFORMANCE
The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Portfolio's Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio's performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's investment performance is summarized below:

The Trustees noted that the one, three and five year performance of the Investment Trust Balanced Portfolio lagged that of its Universe Group. The Trustees and the Chief Compliance Officer noted the Adviser's process to periodically review the Portfolio and address the Portfolio's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 34

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

ADVISORY FEES AND EXPENSE RATIOS
The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio's management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other portfolios. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's advisory fees and expense ratios is summarized below:

The Trustees noted that the Investment Trust Balanced Portfolio's contractual and net advisory fee rates were higher than the majority of its Peer Group and Universe Group, respectively, as were the total actual expenses when compared to the Universe Group. However, after considering the Adviser's agreement to implement expense limitations equal to the Lipper median for the Portfolio's Universe Group, the Trustees concluded that the advisory fee was reasonable.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BALANCED PORTFOLIO
--------------------------------------------------------------------------------

TAX LETTER (UNAUDITED)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio's income and distributions for the taxable year ended December 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

DIVIDENDS RECEIVED DEDUCTIONS (DRD)
43.31% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the Portfolio's fiscal year ended December 31, 2005.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 36

                      (This page intentionally left blank)

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS SERVICE CENTER AT 1-800-480-4111 FOR A PORTFOLIO PROSPECTUS. YOU CAN ALSO VISIT US AT WWW.JPMORGANFUNDS.COM. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its portfolio holdings as of the last day that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or in the variable insurance portfolio section of www.jpmorganfunds.com no later than August 31 of each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


                                                                [JPMORGAN LOGO]
                                                                Asset Management




AN-JPMITBALP-1205

                        ANNUAL REPORT DECEMBER 31, 2005








                                    JPMorgan
                                   Investment
                                      Trust



                    JPMorgan Investment Trust Bond Portfolio












NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE                           [JPMORGAN LOGO]
This material must be preceded or accompanied by a current prospectus.          Asset Management

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

TABLE OF CONTENTS


President's Letter .........................................    2

Portfolio Commentary .......................................    4

Schedule of Portfolio Investments ..........................    6

Statement of Assets and Liabilities ........................   23

Statement of Operations ....................................   24

Statement of Changes in Net Assets .........................   25

Financial Highlights .......................................   26

Notes to Financial Statements ..............................   27

Report of Independent Registered Public Accounting Firm.....   32

Trustees ...................................................   33

Officers ...................................................   35

Schedule of Shareholder Expenses ...........................   37

Board Approval of Investment Advisory Agreements............   38

Tax Letter..................................................   41


HIGHLIGHTS

- Economy perseveres as Fed stays the course.

- Labor markets advance.

- Bond markets remained lethargic.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively "Policies") offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans ("Eligible Plans"). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------
PRESIDENT'S LETTER (UNAUDITED)                                  JANUARY 10, 2006

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Investment Trust Bond Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2005, along with a report from the Portfolio Managers.

ECONOMY PERSEVERES AS FED STAYS THE COURSE
Throughout 2005, the Federal Reserve (Fed) continued to raise its target rate for overnight lending, while the yield curve continued to flatten. By year-end, the spread between the benchmark two- and 10-year Treasuries narrowed 115 basis points (bps) to end the year slightly inverted by 1 bp.

During the first quarter, the Fed raised its target rate for overnight lending for a seventh-consecutive time in March, pushing the fed funds rate to 2.75% at quarter end. The yield curve flattened further, as interest rates on short and intermediate maturities increased and rates on the longest-maturity securities remained relatively flat. Given the relative stability in longer-term interest rates, long-term bonds were the best performers for the quarter.

The second quarter saw the Fed continue to raise short-term interest rates with two 25-bp increases in the fed funds rate, which ended the quarter at 3.25%. Despite the Fed's action, the bond market rallied on higher oil prices, mixed economic news and the downgrade of Ford and General Motors bonds to below-investment grade. The Fed's continued tightening at the short end of the yield curve didn't affect yields at the longer end. The yields on the two- and 10-year Treasuries declined 14 and 57 bps, respectively, causing the yield curve to continue to flatten. The rally at the longer end of the yield curve meant that longer-term bonds were the leading performers for the quarter.

It was a roller coaster ride for fixed income investors during the third quarter. Bonds sold off in July on signs of continued economic momentum, before rallying in August as Hurricane Katrina brought ambiguity to the financial outlook. Although some investors interpreted the destruction to the Gulf Coast area as a drag on growth, others focused on the inflationary implications of soaring gasoline and commodity prices. In September the markets reversed course again, as the Fed maintained a hawkish tone and raised the fed funds rate for an 11th-consecutive time to 3.75%. By quarter end, the 10-year Treasury yielded 4.32%, 40 bps higher than at the start of the quarter.

Despite multiple signs of cooling in the housing market, the economy continued to display resilience as 2005 drew to a close. Third-quarter gross domestic product (GDP) growth, which originally had been reported at 3.8%, was revised to 4.1% annualized, representing the fastest growth rate since the first quarter of 2004.

LABOR MARKETS ADVANCE
The labor market gained momentum as effects from the devastating hurricane season dwindled as the year progressed. Jobless claims declined steadily throughout the year, and the nation's unemployment rate finished 2005 at 4.9%, compared to 5.4% in December 2004. Perhaps the most robust sector proved to be manufacturing, as the ISM manufacturing survey remained at elevated levels throughout most of 2005.

BOND PERFORMANCE LACKLUSTER
Overall, the taxable and tax-exempt bond markets remained lethargic throughout the year, with little movement beyond the short end of the yield curve. Concerns about the magnitude of the Fed's tightening campaign, the economic impact of higher energy prices and the possibility of higher inflation kept many investors out of the market. In addition, the flattening of the yield curve and a lack of valuation did little to inspire investors.

LONG-TERM RATES UP, BUT CURVE STILL FLAT
After remaining relatively stable during the first six months of 2005, yields on longer-term bonds headed up in the second half of 2005, but at a muted pace. For example, the yield on the two-year Treasury increased 75 bps in the second half of the year, while the yield on the 10-year Treasury increased 45 bps.

To see the full impact of the curve flattening, one needs to look at the interest rate changes for the entire year. For 2005, the two-year Treasury yield increased by more than 133 bps, while the 10-year Treasury yield rose by only 29 bps. The long end of the curve, as represented by the 30-year Treasury, actually declined by approximately 30 bps. The flattening trend equated to positive returns for portfolios exhibiting barbell strategies.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

PRESIDENT'S LETTER (UNAUDITED), CONTINUED

Broad market indexes, such as the Lehman Aggregate Index, posted positive total returns in 2005. This represents the sixth-consecutive year of positive returns, but the lowest since 1999.

RATES TO PEAK SOON
The bond market currently expects another 25-bp rate hike at the Fed's January meeting (Alan Greenspan's last as Fed chairman) and puts a 50% chance of additional tightening at the March meeting. The yield curve continues to flirt with inversion as the two- and 10-year Treasuries hover at the 4.40% level. If the flat curve persists, liquidity could suffer, as traditional "carry"(1) investors leave the market, and wider spreads may emerge. But if rates stabilize and core inflation remains under control, the stage could be set for a decent market recovery.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

---------------

(1) "Carry" investors are those who take advantage of lower short-term rates versus higher long-term rates by borrowing short and lending, or investing, long to pick up the yield difference.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 4

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED)

Q: HOW DID THE PORTFOLIO PERFORM?
A. For the 12 months ended December 31, 2005, the JPMorgan Investment Trust Bond Portfolio posted a total return of 2.39% compared to the total return of the Portfolio's benchmark, the Lehman Brothers Aggregate Bond Index, which returned 2.43% for the year.

Q: WHY DID THE PORTFOLIO PERFORM IN THIS WAY?
A. Yield curve flattening and low volatility were the dominant trends in 2005. The Portfolio benefited from an overweight to high-yielding, high-quality mortgage-backed securities (MBS) and an underweight to corporate bonds. For 2005, credit was the worst performing sector. The Portfolio's positioning in both higher-rated quality (90.0% AAA versus 78.9% for the benchmark) and BBB and lower-rated credits (3.1% versus 7.8% for the benchmark) contributed to excess returns during the year. Within our corporate allocation, we continued to favor financials over industrial and utility credits. This worked well as event risk auto sector woes weighed on sub-sector performance.

Given the extent of yield curve flattening, the 30-year segment of the maturity spectrum performed well. Our underweight at the very long end of the yield curve in favor of the 10- to 20-year segment hurt relative returns.

Q: HOW WAS THE PORTFOLIO MANAGED?
A. We continued to rely on in-depth, security specific analysis to find value in the fixed-income market. Our research resulted in an overweight in MBS, specifically well-structured collateralized mortgage obligations (CMOs) and an underweight in the corporate, treasury and agency sectors. In addition to maintaining a high quality bias, the Portfolio continued to maintain its yield advantage over the index. Our duration positioning is consistent with our duration management philosophy, maintaining our duration at +/-10% of the benchmark.

Q: WHAT IS THE OUTLOOK FOR THE PORTFOLIO?
A. The market is pricing in another 25-basis point rate hike at the January 31st Fed meeting, Greenspan's last as Federal Reserve chairman. Fed fund futures also are projecting a 50% probability of an additional tightening for the March 2006 meeting. The yield curve continued to flirt with inversion as the two-year and 10-year Treasuries hovered at the 4.40% level at year-end.

While spreads have widened from the summer and are no longer at the tights of their 10-year historical range, they still remain at expensive levels. In the mortgage sector we continue to favor MBS to agency debentures and seasoned MBS to new issues. Within the corporate sector share buybacks, special dividends, and other shareholder-friendly actions are likely to continue. At the same time default rates are projected to rise in 2006. Given the likelihood for increased name specific event risk, we continue to be selective among issuers, particularly in the BBB segment.

Portfolio Composition*
Collateralized Mortgage Obligations.........   49.4%
U.S. Treasury Obligations...................   17.3%
Mortgage Pass-Through Securities............   10.9%
Corporate Bonds.............................    9.6%
Short-Term Investment.......................    9.5%
Investments of Cash Collateral for
  Securities Loaned.........................    6.9%
Asset Backed Securities.....................    1.3%
U.S. Government Agency Securities...........    0.9%
Foreign Government Securities...............    0.3%
Municipal Bond..............................    0.1%

--------------------------------------------------------------------------------
* Percentages indicated are based upon net assets as of December 31, 2005. The portfolio's composition is subject to change.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED), CONTINUED

LIFE OF PORTFOLIO PERFORMANCE
[GRAPH]                   Value of $10,000 Investment

                                                                            LEHMAN BROTHERS AGGREGATE   LIPPER INTERMEDIATE U.S.
                                                     BOND PORTFOLIO                BOND INDEX               GOVERNMENT INDEX
                                                     --------------         -------------------------   ------------------------
5/97                                                    10000.00                    10000.00                    10000.00
12/97                                                   10826.00                    11029.70                    10763.00
12/98                                                   11762.00                    11986.40                    11643.00
12/99                                                   11585.00                    11886.90                    11482.00
12/00                                                   13011.00                    13269.40                    12764.00
12/01                                                   14162.00                    14387.10                    13732.00
12/02                                                   15577.00                    15864.60                    15105.00
12/03                                                   16180.00                    16515.80                    15436.00
12/04                                                   16849.00                    17232.50                    15878.00
12/05                                                   17251.00                    17650.70                    16172.00

------------------------------------------------------------------------------------------------------------------------
                                                                                 AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                          DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------
                                                       INCEPTION DATE        1 YEAR        5 YEAR        SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------
  Bond Portfolio                                        05/01/97              2.39%        5.80%               6.49%
------------------------------------------------------------------------------------------------------------------------

SOURCE: LIPPER, INC. THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Investment Trust Bond Portfolio, Lehman Brothers Aggregate Bond Index, and the Lipper Intermediate U.S. Government Index. The performance of the Portfolio assumes reinvestment of all dividends. The performance of the indices does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers Aggregate Bond Index represents the performance of the bond market as a whole. The Lipper Intermediate U.S. Government Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect also the waiver and reimbursement of the Portfolio's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 6

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS (89.8%):
ASSET BACKED SECURITIES (1.3%):
    150,000    American Express Credit
                 Account Master Trust
                 Series 2004-3, Class A,
                 4.35%, 12/15/11..........       147,837
               AmeriCredit Automobile
                 Receivables Trust
     58,465    Series 2001-D, Class A4,
                 4.41%, 11/12/08..........        58,450
     88,297    Series 2003-BX, Class A4A,
                 2.72%, 01/06/10..........        86,984
               Citibank Credit Card
                 Issuance Trust
    150,000    Series 2002-A1, Class A1,
                 4.95%, 02/09/09..........       150,148
    450,000    Series 2002-C2, Class C2,
                 6.95%, 02/18/14..........       487,523
    250,000    Series 2005-B1, Class B1,
                 4.40%, 09/15/10..........       246,301
    165,000    CNH Equipment Trust Series
                 2003-B, Class A4B, 3.38%,
                 02/15/11.................       160,962
     67,816    Conseco Finance Series
                 2001-B, Class 1M1, 7.27%,
                 04/15/09.................        68,656
  1,283,419    Countrywide Asset-Backed
                 Certificates Series 2004-
                 AB2, Class A2, FRN,
                 4.65%, 10/25/33..........     1,285,226
    175,000    Household Automotive Trust
                 Series 2005-1, Class A4,
                 4.35%, 06/18/12..........       172,122
               MBNA Credit Card Master
                 Note Trust
    200,000    Series 2002-C1, Class C1,
                 6.80%, 07/15/14..........       215,557
     75,000    Series 2003-C1, Class C1,
                 FRN, 6.07%, 06/15/12.....        79,098
               MBNA Master Credit Card
                 Trust USA
    240,000    Series 1999-J, Class C,
                 7.85%, 02/15/12 (e)......       263,089
    200,000    Series 2000-D, Class C,
                 8.40%, 09/15/09 (e)......       208,385
     19,109    Residential Asset Mortgage
                 Products, Inc. Series
                 2001-RS3, Class AI4, SUB,
                 6.29%, 10/25/31..........        19,044
               WFS Financial Owner Trust
    288,065    Series 2002-2, Class A4,
                 SUB, 4.50%, 02/20/10.....       288,028

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
ASSET BACKED SECURITIES, CONTINUED:
    490,000    Series 2003-4, Class A4,
                 3.15%, 05/20/11..........       480,789
                                            ------------
  Total Asset Backed Securities
  (Cost $4,373,329)                            4,418,199
                                            ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (49.4%):
Agency CMO (33.5%):
  2,404,999    Federal Home Loan Banks
               Series 9M-2012, Class A,
                 4.72%, 09/20/12..........     2,356,899
               Federal Home Loan Mortgage
                 Corp.
     31,305    Series 11, Class D, 9.50%,
                 07/15/19.................        31,244
     16,591    Series 22, Class C, 9.50%,
                 04/15/20.................        16,554
      5,758    Series 47, Class F, 10.00%,
                 06/15/20.................         5,748
      3,032    Series 99, Class Z, 9.50%,
                 01/15/21.................         3,026
      1,515    Series 128, Class I, 6.50%,
                 02/15/21.................         1,510
      4,006    Series 1065, Class J,
                 9.00%, 04/15/21..........         3,999
    543,638    Series 1113, Class J,
                 8.50%, 06/15/21..........       544,150
     31,927    Series 1250, Class J,
                 7.00%, 05/15/22..........        31,872
     56,014    Series 1316, Class Z,
                 8.00%, 06/15/22..........        56,210
     89,943    Series 1324, Class Z,
                 7.00%, 07/15/22..........        90,290
     60,773    Series 1343, Class LA,
                 8.00%, 08/15/22..........        61,897
     70,831    Series 1343, Class LB,
                 7.50%, 08/15/22..........        71,630
     55,502    Series 1394, Class ID, IF,
                 9.57%, 10/15/22..........        58,407
     50,334    Series 1395, Class G,
                 6.00%, 10/15/22..........        50,355
     76,527    Series 1404, Class FA,
                 4.50%, 11/15/07..........        75,989
      4,094    Series 1465, Class SA, IF,
                 IO, 4.62%, 02/15/08......            36
     34,535    Series 1505, Class Q,
                 7.00%, 05/15/23..........        35,603
     67,750    Series 1518, Class G, IF,
                 4.88%, 05/15/23..........        65,345
     72,014    Series 1541, Class O, FRN,
                 3.78%, 07/15/23..........        69,307
     36,026    Series 1561, Class TA, PO,
                 08/15/08.................        34,286

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Agency CMO, continued:
     90,928    Series 1596, Class D,
                 6.50%, 10/15/13..........        93,290
     26,326    Series 1607, Class SA, IF,
                 13.81%, 10/15/13.........        29,986
     49,861    Series 1609, Class L, IF,
                 7.85%, 11/15/23..........        49,291
     33,792    Series 1625, Class SD, IF,
                 8.50%, 12/15/08..........        35,007
    700,000    Series 1630, Class PK,
                 6.00%, 11/15/23..........       716,088
    500,000    Series 1638, Class H,
                 6.50%, 12/15/23..........       524,482
      2,387    Series 1671, Class QC, IF,
                 10.00%, 02/15/24.........         2,500
      9,174    Series 1685, Class Z,
                 6.00%, 11/15/23..........         9,252
     15,203    Series 1689, Class SD, IF,
                 9.39%, 10/15/23..........        15,581
     40,621    Series 1700, Class GA, PO,
                 02/15/24.................        36,721
  2,100,000    Series 1732, Class K,
                 6.50%, 05/15/24..........     2,181,093
    176,150    Series 1798, Class F,
                 5.00%, 05/15/23..........       173,161
    370,498    Series 1863, Class Z,
                 6.50%, 07/15/26..........       379,061
      4,027    Series 1865, Class D, PO,
                 02/15/24.................         3,125
    126,729    Series 1900, Class TA, PO,
                 08/15/08.................       122,004
     11,621    Series 1967, Class PC, PO,
                 10/15/08.................        11,091
    118,723    Series 1981, Class Z,
                 6.00%, 05/15/27..........       119,176
    154,328    Series 1987, Class PE,
                 7.50%, 09/15/27..........       158,882
    114,084    Series 2025, Class PE,
                 6.30%, 01/15/13..........       116,373
     38,415    Series 2033, Class SN, IF,
                 IO, 17.63%, 03/15/24.....        10,413
     66,625    Series 2038, Class PN, IO,
                 7.00%, 03/15/28..........        11,887
    185,285    Series 2054, Class PV,
                 7.50%, 05/15/28..........       193,463
    157,799    Series 2055, Class OE,
                 6.50%, 05/15/13..........       162,073
    345,664    Series 2064, Class TE,
                 7.00%, 06/15/28..........       359,499
    241,866    Series 2075, Class PH,
                 6.50%, 08/15/28..........       249,038
    219,503    Series 2102, Class TU,
                 6.00%, 12/15/13..........       224,333

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Agency CMO, continued:
    471,240    Series 2115, Class PE,
                 6.00%, 01/15/14..........       481,622
    101,984    Series 2132, Class PD,
                 6.00%, 11/15/27..........       102,947
     49,746    Series 2132, Class SB, IF,
                 11.96%, 03/15/29.........        54,299
    111,542    Series 2134, Class PI, IO,
                 6.50%, 03/15/19..........        21,171
     28,694    Series 2135, Class UK, IO,
                 6.50%, 03/15/14..........         4,346
     72,114    Series 2143, Class CD,
                 6.00%, 02/15/28..........        72,753
    829,000    Series 2172, Class QC,
                 7.00%, 07/15/29..........       890,453
    446,941    Series 2182, Class ZB,
                 8.00%, 09/15/29..........       470,301
     95,332    Series 2247, Class Z,
                 7.50%, 08/15/30..........        96,459
     40,663    Series 2261, Class ZY,
                 7.50%, 10/15/30..........        41,423
    178,924    Series 2283, Class K,
                 6.50%, 12/15/23..........       188,658
     12,490    Series 2299, Class G,
                 7.00%, 05/15/14..........        12,469
     42,977    Series 2306, Class K, PO,
                 05/15/24.................        36,956
    103,145    Series 2306, Class SE, IF,
                 IO, 6.08%, 05/15/24......        13,535
     43,124    Series 2317, Class VG,
                 6.50%, 04/15/31..........        43,227
    142,946    Series 2325, Class PM,
                 7.00%, 06/15/31..........       152,220
    503,966    Series 2344, Class QG,
                 6.00%, 08/15/16..........       516,104
    728,381    Series 2344, Class ZD,
                 6.50%, 08/15/31..........       759,463
    136,886    Series 2344, Class ZJ,
                 6.50%, 08/15/31..........       140,965
     91,437    Series 2345, Class NE,
                 6.50%, 08/15/31..........        94,017
    893,798    Series 2345, Class PQ,
                 6.50%, 08/15/16..........       924,568
     53,752    Series 2353, Class PC,
                 6.50%, 09/15/15..........        53,715
    332,978    Series 2355, Class BP,
                 6.00%, 09/15/16..........       341,021
      2,987    Series 2357, Class VX,
                 6.50%, 12/15/17..........         2,982
    143,330    Series 2359, Class ZB,
                 8.50%, 06/15/31..........       167,257
  1,104,554    Series 2360, Class PG,
                 6.00%, 09/15/16..........     1,128,301

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 8

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Agency CMO, continued:
     83,773    Series 2362, Class PD,
                 6.50%, 06/15/20..........        85,072
     65,989    Series 2374, Class PV,
                 5.50%, 12/15/14..........        66,165
     32,980    Series 2391, Class QE,
                 5.50%, 05/15/15..........        33,062
    500,000    Series 2391, Class QR,
                 5.50%, 12/15/16..........       507,029
    500,000    Series 2392, Class PV,
                 6.00%, 12/15/20..........       508,220
    438,416    Series 2394, Class MC,
                 6.00%, 12/15/16..........       449,279
    204,155    Series 2410, Class OE,
                 6.38%, 02/15/32..........       208,900
    247,041    Series 2410, Class QS, IF,
                 8.14%, 02/15/32..........       251,743
    193,184    Series 2410, Class QX, IF,
                 IO, 4.28%, 02/15/32......        19,809
    126,398    Series 2412, Class SE, IF,
                 7.11%, 02/15/09..........       126,234
    100,000    Series 2412, Class SP, IF,
                 7.36%, 02/15/32..........        95,637
     93,110    Series 2419, Class V,
                 6.50%, 12/15/12..........        93,262
    393,159    Series 2423, Class MC,
                 7.00%, 03/15/32..........       407,786
    602,330    Series 2423, Class MT,
                 7.00%, 03/15/32..........       624,735
    227,841    Series 2435, Class CJ,
                 6.50%, 04/15/32..........       240,132
    470,000    Series 2435, Class VH,
                 6.00%, 07/15/19..........       479,716
    443,610    Series 2436, Class MC,
                 7.00%, 04/15/32..........       462,062
    262,097    Series 2444, Class ES, IF,
                 IO, 3.58%, 03/15/32......        22,762
    174,732    Series 2450, Class SW, IF,
                 IO, 3.63%, 03/15/32......        15,837
    193,502    Series 2454, Class BG,
                 6.50%, 08/15/31..........       196,738
    300,000    Series 2455, Class GK,
                 6.50%, 05/15/32..........       313,429
    246,607    Series 2460, Class VZ,
                 6.00%, 11/15/29..........       251,040
    180,758    Series 2461, Class VB,
                 6.50%, 04/15/18..........       181,569
    282,850    Series 2462, Class JG,
                 6.50%, 06/15/32..........       294,413
    187,189    Series 2484, Class LZ,
                 6.50%, 07/15/32..........       197,600
      2,602    Series 2496, Class LD,
                 8.50%, 11/15/15..........         2,601

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Agency CMO, continued:
  1,000,000    Series 2498, Class UD,
                 5.50%, 06/15/16..........     1,006,970
    790,000    Series 2500, Class MC,
                 6.00%, 09/15/32..........       806,991
    450,123    Series 2500, Class TD,
                 5.50%, 02/15/16..........       452,263
    150,000    Series 2503, Class BH,
                 5.50%, 09/15/17..........       152,371
    500,000    Series 2512, Class PG,
                 5.50%, 10/15/22..........       500,893
    238,290    Series 2513, Class YO, PO,
                 02/15/32.................       203,390
    500,000    Series 2515, Class DE,
                 4.00%, 03/15/32..........       462,839
    500,000    Series 2535, Class BK,
                 5.50%, 12/15/22..........       505,755
    300,000    Series 2543, Class YX,
                 6.00%, 12/15/32..........       306,347
    500,000    Series 2544, Class HC,
                 6.00%, 12/15/32..........       516,160
    400,000    Series 2565, Class MB,
                 6.00%, 05/15/30..........       407,342
    500,000    Series 2575, Class ME,
                 6.00%, 02/15/33..........       510,522
    220,671    Series 2586, Class WI, IO,
                 6.50%, 03/15/33..........        47,068
    229,350    Series 2594, Class VA,
                 6.00%, 03/15/14..........       233,891
    400,000    Series 2594, Class VQ,
                 6.00%, 08/15/20..........       406,202
    566,127    Series 2597, Class DS, IF,
                 IO, 3.18%, 02/15/33......        37,016
    828,563    Series 2599, Class DS, IF,
                 IO, 2.63%, 02/15/33......        46,371
    892,037    Series 2610, Class DS, IF,
                 IO, 2.73%, 03/15/33......        51,078
  1,215,722    Series 2611, Class SH, IF,
                 IO, 3.28%, 10/15/21......        86,001
  1,000,000    Series 2611, Class UH,
                 4.50%, 05/15/18..........       951,687
    500,000    Series 2617, Class GR,
                 4.50%, 05/15/18..........       477,055
  1,129,000    Series 2626, Class NS, IF,
                 IO, 2.18%, 06/15/23......        61,417
    500,000    Series 2628, Class WA,
                 4.00%, 07/15/28..........       467,444
  2,000,000    Series 2630, Class KN,
                 2.50%, 04/15/13..........     1,931,873
    500,000    Series 2631, Class LC,
                 4.50%, 06/15/18..........       477,610
    559,418    Series 2636, Class Z,
                 4.50%, 06/15/18..........       526,845

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Agency CMO, continued:
    199,277    Series 2638, Class DS, IF,
                 4.23%, 07/15/23..........       161,246
     61,758    Series 2643, Class HI, IO,
                 4.50%, 12/15/16..........         6,506
    279,635    Series 2643, Class KG,
                 4.00%, 05/15/18..........       278,128
  1,114,657    Series 2651, Class VZ,
                 4.50%, 07/15/18..........     1,049,355
    116,856    Series 2656, Class SH, IF,
                 8.49%, 02/15/25..........       118,360
    376,186    Series 2668, Class SB, IF,
                 3.32%, 10/15/15..........       362,359
    500,000    Series 2675, Class CK,
                 4.00%, 09/15/18..........       459,681
    243,759    Series 2682, Class YS, IF,
                 2.56%, 10/15/33..........       174,178
    274,714    Series 2684, Class TO, PO,
                 10/15/33.................       151,954
    228,000    Series 2686, Class GB,
                 5.00%, 05/15/20..........       227,194
    191,467    Series 2691, Class WS, IF,
                 2.45%, 10/15/33..........       135,781
  1,000,000    Series 2695, Class DE,
                 4.00%, 01/15/17..........       947,254
    143,188    Series 2705, Class SC, IF,
                 2.45%, 11/15/33..........       101,012
    218,575    Series 2705, Class SD, IF,
                 3.38%, 11/15/33..........       160,676
  1,000,000    Series 2715, Class OG,
                 5.00%, 01/15/23..........       978,567
  1,000,000    Series 2716, Class UN,
                 4.50%, 12/15/23..........       947,993
    750,000    Series 2727, Class BS, IF,
                 2.52%, 01/15/34..........       446,291
     55,550    Series 2733, Class GF, FRN,
                 0.00%, 09/15/33..........        54,700
    500,000    Series 2743, Class HD,
                 4.50%, 08/15/17..........       484,038
    209,701    Series 2744, Class FE, FRN,
                 0.00%, 02/15/34..........       196,060
    500,000    Series 2744, Class PD,
                 5.50%, 08/15/33..........       515,021
    150,367    Series 2753, Class S, IF,
                 3.26%, 02/15/34..........        99,438
    258,662    Series 2755, Class SA, IF,
                 5.46%, 05/15/30..........       240,007
    167,224    Series 2766, Class SX, IF,
                 3.63%, 03/15/34..........       130,627
     59,746    Series 2769, PO, 03/15/34..        42,729
    493,710    Series 2776, Class SK, IF,
                 2.52%, 04/15/34..........       379,506

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Agency CMO, continued:
     57,271    Series 2778, Class BS, IF,
                 4.83%, 04/15/34..........        52,332
    299,002    Series 2780, Class JG,
                 4.50%, 04/15/19..........       283,577
    702,000    Series 2809, Class UB,
                 4.00%, 09/15/17..........       662,617
    151,111    Series 2827, Class SQ, IF,
                 7.50%, 01/15/19..........       155,373
    143,669    Series 2841, Class GO, PO,
                 08/15/34.................       138,738
    225,221    Series 2846, PO, 08/15/34..       187,352
    500,000    Series 2899, Class KB,
                 4.50%, 03/15/19..........       476,097
     54,939    Series 2925, Class ZM,
                 5.00%, 01/15/35..........        54,473
    500,000    Series 2931, Class QC,
                 4.50%, 01/15/19..........       483,533
    226,762    Series 2958, Class KB,
                 5.50%, 04/15/35..........       226,091
  1,394,573    Series 2962, Class Z,
                 4.50%, 04/15/20..........     1,390,649
  1,000,000    Series 2971, Class GB,
                 5.00%, 11/15/16..........     1,003,870
    100,000    Series 2975, Class KO, PO,
                 05/15/35.................        80,436
  1,000,000    Series 3047, Class OB,
                 5.50%, 12/15/33..........     1,011,236
    300,000    Series 3047, Class OD,
                 5.50%, 10/15/35..........       298,219
  1,000,000    Series 3064, Class OB,
                 5.50%, 07/15/29..........     1,004,765
               Federal Home Loan Mortgage
                 Corp. Structured Pass
                 Through Securities
     54,386    Series T-41, Class 3A,
                 7.50%, 07/25/32..........        56,797
    360,277    Series T-54, Class 2A,
                 6.50%, 02/25/43..........       369,504
    167,708    Series T-54, Class 3A,
                 7.00%, 02/25/43..........       175,517
     91,128    Series T-58, Class A, PO,
                 09/25/43.................        77,650
    711,634    Federal Home Loan Mortgage
                 Corp.--Government
                 National Mortgage
                 Association Series 8,
                 Class ZA, 7.00%,
                 03/25/23.................       730,995
               Federal National Mortgage
                 Association
     23,538    Series 1989-83, Class H,
                 8.50%, 08/25/35..........        25,108

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 10

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Agency CMO, continued:
      5,187    Series 1990-1, Class D,
                 8.80%, 01/25/20..........         5,563
     19,565    Series 1990-10, Class L,
                 8.50%, 02/25/20..........        20,892
      5,396    Series 1990-93, Class G,
                 5.50%, 08/25/20..........         5,415
         78    Series 1990-140, Class K,
                 IO, HB, 652.15%,
                 12/25/20.................         1,202
      8,225    Series 1990-143, Class J,
                 8.75%, 12/25/20..........         8,896
    171,030    Series 1992-101, Class J,
                 7.50%, 06/25/22..........       173,622
     65,951    Series 1992-143, Class MA,
                 5.50%, 09/25/22..........        66,396
     79,118    Series 1993-164, Class SA,
                 IF, 11.86%, 09/25/08.....        84,633
    113,351    Series 1993-164, Class SC,
                 IF, 11.86%, 09/25/08.....       121,253
     12,525    Series 1993-165, Class SD,
                 IF, 8.33%, 09/25/23......        13,152
     62,459    Series 1993-165, Class SK,
                 IF, 12.50%, 09/25/23.....        73,202
     87,310    Series 1993-167, Class GA,
                 7.00%, 09/25/23..........        89,680
     43,092    Series 1993-175, Class SA,
                 IF, 12.46%, 09/25/08.....        46,839
     36,372    Series 1993-190, Class S,
                 IF, 9.95%, 10/25/08......        37,394
      7,139    Series 1993-196, Class FA,
                 FRN, 3.97%, 10/25/08.....         6,962
     10,708    Series 1993-196, Class SB,
                 IF, 9.25%, 10/25/08......        10,983
    500,000    Series 1993-203, Class PL,
                 6.50%, 10/25/23..........       515,523
     27,596    Series 1993-205, Class H,
                 PO, 09/25/23.............        23,407
    280,168    Series 1993-225, Class UB,
                 6.50%, 12/25/23..........       290,710
      9,635    Series 1993-230, Class FA,
                 FRN, 5.01%, 12/25/23.....         9,779
    169,407    Series 1993-233, Class SB,
                 IF, 11.64%, 12/25/08.....       177,120
    663,387    Series 1993-250, Class Z,
                 7.00%, 12/25/23..........       685,767
    214,435    Series 1993-257, Class C,
                 PO, 06/25/23.............       191,191
     30,649    Series 1994-13, Class SK,
                 IF, 13.27%, 02/25/09.....        32,571
     50,563    Series 1994-33, Class FA,
                 FRN, 4.07%, 03/25/09.....        49,309

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Agency CMO, continued:
     90,297    Series 1995-2, Class Z,
                 8.50%, 03/25/25..........        95,508
     83,206    Series 1995-19, Class Z,
                 6.50%, 11/25/23..........        88,832
     18,141    Series 1996-20, Class L,
                 PO, 09/25/08.............        17,185
     35,958    Series 1996-24, Class B,
                 PO, 10/25/08.............        34,605
     32,209    Series 1996-39, Class J,
                 PO, 09/25/08.............        30,667
     24,403    Series 1996-59, Class J,
                 6.50%, 08/25/22..........        24,792
    240,164    Series 1996-59, Class K,
                 6.50%, 07/25/23..........       246,584
    913,557    Series 1997-20, Class IB,
                 IO, FRN, 1.84%,
                 03/25/27.................        51,405
     73,953    Series 1997-39, Class PD,
                 7.50%, 05/20/27..........        76,944
    171,113    Series 1997-46, Class PL,
                 6.00%, 07/18/27..........       174,272
    463,287    Series 1997-61, Class ZC,
                 7.00%, 02/25/23..........       482,396
    186,369    Series 1998-36, Class ZB,
                 6.00%, 07/18/28..........       188,441
    218,788    Series 1998-43, Class SA,
                 IF, IO, 12.06%,
                 04/25/23.................        59,150
     36,283    Series 2000-52, IO, 8.50%,
                 01/25/31.................         8,914
    240,906    Series 2001-28, Class VB,
                 6.00%, 02/25/20..........       241,690
    336,628    Series 2001-30, Class PM,
                 7.00%, 07/25/31..........       371,252
    390,698    Series 2001-33, Class ID,
                 IO, 6.00%, 07/25/31......        82,024
    752,534    Series 2001-36, Class DE,
                 7.00%, 08/25/31..........       784,552
     86,399    Series 2001-44, Class PD,
                 7.00%, 09/25/31..........        89,917
    250,000    Series 2001-50, Class VB,
                 6.50%, 12/25/16..........       253,651
    398,346    Series 2001-52, Class XN,
                 6.50%, 11/25/15..........       411,306
    468,133    Series 2001-61, Class Z,
                 7.00%, 11/25/31..........       495,140
    500,000    Series 2001-69, Class PG,
                 6.00%, 12/25/16..........       514,616
    402,291    Series 2001-71, Class QE,
                 6.00%, 12/25/16..........       411,873
  1,000,000    Series 2001-74, Class MB,
                 6.00%, 12/25/16..........     1,042,978
    390,218    Series 2001-78, Class VB,
                 6.00%, 12/25/15..........       390,819

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Agency CMO, continued:
    149,500    Series 2001-80, Class PE,
                 6.00%, 07/25/29..........       152,155
    208,856    Series 2002-1, Class HC,
                 6.50%, 02/25/22..........       216,297
     53,291    Series 2002-1, Class SA,
                 IF, 10.96%, 02/25/32.....        58,166
    909,601    Series 2002-2, Class UC,
                 6.00%, 02/25/17..........       924,748
    500,000    Series 2002-3, Class OG,
                 6.00%, 02/25/17..........       515,741
     86,199    Series 2002-8, Class SR,
                 IF, 7.09%, 03/25/09......        86,572
  1,114,126    Series 2002-13, Class SJ,
                 IF, IO, 1.60%,
                 03/25/32.................        48,821
    800,000    Series 2002-18, Class PC,
                 5.50%, 04/25/17..........       815,011
  1,000,000    Series 2002-19, Class PE,
                 6.00%, 04/25/17..........     1,025,982
    500,000    Series 2002-28, Class PK,
                 6.50%, 05/25/32..........       518,667
  1,000,000    Series 2002-56, Class UC,
                 5.50%, 09/25/17..........     1,014,274
    215,698    Series 2002-59, Class VB,
                 6.50%, 04/25/32..........       217,802
    594,889    Series 2002-62, Class ZE,
                 5.50%, 11/25/17..........       597,979
    208,449    Series 2002-73, Class S,
                 IF, 5.30%, 11/25/09......       203,571
    750,000    Series 2002-74, Class LD,
                 5.00%, 01/25/16..........       746,806
    700,000    Series 2002-74, Class PD,
                 5.00%, 11/25/15..........       697,483
    400,000    Series 2002-74, Class VB,
                 6.00%, 11/25/31..........       405,858
    195,017    Series 2002-77, Class S,
                 IF, 6.46%, 12/25/32......       163,355
     49,564    Series 2002-91, Class UH,
                 IO, 5.50%, 06/25/22......         7,056
    500,000    Series 2002-93, Class PD,
                 3.50%, 02/25/29..........       481,289
    500,000    Series 2002-94, Class BK,
                 5.50%, 01/25/18..........       508,332
    293,607    Series 2003-16, Class PI,
                 IO, 5.00%, 11/25/12......        11,001
    293,000    Series 2003-22, Class UD,
                 4.00%, 04/25/33..........       248,804
    250,000    Series 2003-41, Class PE,
                 5.50%, 05/25/23..........       256,027
    100,000    Series 2003-47, Class PE,
                 5.75%, 06/25/33..........       100,247
    929,612    Series 2003-52, Class PA,
                 6.50%, 06/25/35..........       968,642

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Agency CMO, continued:
     72,389    Series 2003-64, Class SX,
                 IF, 3.02%, 07/25/33......        47,312
    290,227    Series 2003-66, Class PA,
                 3.50%, 02/25/33..........       267,061
    647,059    Series 2003-68, Class LC,
                 3.00%, 07/25/22..........       537,704
    811,427    Series 2003-68, Class QP,
                 3.00%, 07/25/22..........       751,964
    145,800    Series 2003-71, Class DS,
                 IF, 1.75%, 08/25/33......       112,353
  1,211,295    Series 2003-73, Class GA,
                 3.50%, 05/25/31..........     1,136,072
  1,382,746    Series 2003-80, Class SY,
                 IF, IO, 3.27%,
                 06/25/23.................       107,179
    500,000    Series 2003-83, Class PG,
                 5.00%, 06/25/23..........       490,550
    143,171    Series 2003-91, Class SD,
                 IF, 5.20%, 09/25/33......       132,369
    250,000    Series 2003-106, Class US,
                 IF, 2.51%, 11/25/23......       186,563
  1,000,000    Series 2003-113, Class PC,
                 4.00%, 03/25/15..........       970,825
  1,409,734    Series 2003-116, Class SB,
                 IF, IO, 3.22%, 11/25/33..       103,745
    600,000    Series 2003-117, Class JB,
                 3.50%, 06/25/33..........       526,310
    500,000    Series 2003-128, Class KE,
                 4.50%, 01/25/14..........       491,294
    500,000    Series 2003-128, Class NG,
                 4.00%, 01/25/19..........       457,136
    214,111    Series 2003-130, Class SX,
                 IF, 4.95%, 01/25/34......       199,830
    303,504    Series 2003-132, Class OA,
                 PO, 08/25/33.............       223,767
    700,000    Series 2004-1, Class AC,
                 4.00%, 02/25/19..........       642,551
    476,873    Series 2004-4, Class QM,
                 IF, 5.44%, 06/25/33......       441,132
    323,466    Series 2004-10, Class SC,
                 IF, 11.09%, 02/25/34.....       356,889
    164,907    Series 2004-14, Class SD,
                 IF, 2.51%, 03/25/34......       120,272
  1,000,000    Series 2004-21, Class AE,
                 4.00%, 04/25/19..........       913,175
    176,125    Series 2004-21, Class CO,
                 PO, 04/25/34.............       114,496
    184,768    Series 2004-22, Class A,
                 4.00%, 04/25/19..........       173,624
    613,063    Series 2004-25, Class SA,
                 IF, 7.48%, 04/25/34......       602,513
    670,000    Series 2004-27, Class HB,
                 4.00%, 05/25/19..........       608,885

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 12

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Agency CMO, continued:
    100,000    Series 2004-36, Class PC,
                 5.50%, 02/25/34..........        99,088
    525,283    Series 2004-36, Class SA,
                 IF, 7.48%, 05/25/34......       527,203
    121,591    Series 2004-51, Class SY,
                 IF, 5.48%, 07/25/34......       113,803
    150,029    Series 2004-61, Class SK,
                 FRN, 8.50%, 11/25/32.....       169,708
    200,000    Series 2004-76, Class CL,
                 4.00%, 10/25/19..........       183,642
  1,000,000    Series 2004-81, Class AC,
                 4.00%, 11/25/19..........       916,228
    226,413    Series 2004-92, Class JO,
                 PO, 12/25/34.............       184,394
    988,513    Series 2005-28, Class JA,
                 5.00%, 04/25/35..........       939,726
  1,000,000    Series 2005-40, Class YA,
                 5.00%, 09/25/20..........       998,210
    500,000    Series 2005-47, Class AN,
                 5.00%, 12/25/16..........       499,075
    853,000    Series 2005-68, Class BC,
                 5.25%, 06/25/35..........       830,061
  1,100,000    Series 2005-68, Class PG,
                 5.50%, 08/25/35..........     1,103,936
  1,000,000    Series 2005-84, Class XM,
                 5.75%, 10/25/35..........     1,017,105
  1,000,000    Series 2005-109, Class PC,
                 6.00%, 12/25/35..........     1,052,210
  1,500,000    Series 2005-110, Class GJ,
                 5.50%, 11/25/30..........     1,506,449
  3,000,000    Series 2005-110, Class GK,
                 5.50%, 08/25/34..........     2,954,582
    700,000    Series 2005-110, Class MN,
                 5.50%, 06/25/35..........       707,875
  1,000,000    Series 2005-110, Class GL,
                 5.50%, 12/25/35..........       979,432
    180,926    Series 2989, PO, 06/15/23..       142,814
     88,494    Series G92-15, Class Z,
                 7.00%, 01/25/22..........        90,608
     11,411    Series G92-42, Class Z,
                 7.00%, 07/25/22..........        11,881
    227,564    Series G92-44, Class ZQ,
                 8.00%, 07/25/22..........       241,834
    128,621    Series G92-54, Class ZQ,
                 7.50%, 09/25/22..........       135,073
      8,287    Series G92-59, Class F,
                 FRN, 3.77%, 10/25/22.....         8,129
     20,200    Series G92-61, Class Z,
                 7.00%, 10/25/22..........        21,137
    218,625    Series G92-66, Class KB,
                 7.00%, 12/25/22..........       227,264

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Agency CMO, continued:
     64,162    Series G93-1, Class KA,
                 7.90%, 01/25/23..........        68,029
     67,602    Series G93-17, Class SI,
                 IF, 6.00%, 04/25/23......        65,773
               Federal National Mortgage
                 Association Interest
                 STRIPS
    150,912    Series 329, PO, 12/01/32...       116,625
    182,745    Series 340, PO, 09/01/33...       136,026
        140    Series 2004-92, Class JO,
                 IO, HB, 256.00%,
                 11/01/08.................           503
               Federal National Mortgage
                 Association Whole Loan
    258,060    Series 2003-W1, Class 1A1,
                 6.50%, 12/25/42..........       263,998
    157,870    Series 2003-W1, Class 2A,
                 7.50%, 12/25/42..........       165,128
    154,149    Series 2003-W8, Class 1A3,
                 4.75%, 12/25/42..........       152,653
    262,489    Series 2004-W2, Class 2A2,
                 7.00%, 02/25/44..........       272,515
               Government National
                 Mortgage Association
    188,676    Series 1994-3, Class PQ,
                 7.49%, 07/16/24..........       197,750
    500,000    Series 1994-7, Class PQ,
                 6.50%, 10/16/24..........       525,439
    188,147    Series 1996-16, Class E,
                 7.50%, 08/16/26..........       195,789
    193,161    Series 1997-8, Class PN,
                 7.50%, 05/16/27..........       202,469
    220,178    Series 1998-26, Class K,
                 7.50%, 09/17/25..........       231,100
    924,353    Series 1999-10, Class ZC,
                 6.50%, 04/20/29..........       947,019
    203,218    Series 1999-41, Class Z,
                 8.00%, 11/16/29..........       214,909
    125,366    Series 1999-44, Class PC,
                 7.50%, 12/20/29..........       131,368
    153,486    Series 1999-44, Class ZG,
                 8.00%, 12/20/29..........       161,036
    108,924    Series 2000-6, Class Z,
                 7.50%, 02/20/30..........       112,281
    327,800    Series 2000-9, Class ZJ,
                 8.50%, 02/16/30..........       360,203
    153,000    Series 2000-14, Class PD,
                 7.00%, 02/16/30..........       159,971
    418,648    Series 2000-21, Class Z,
                 9.00%, 03/16/30..........       466,532
     91,503    Series 2000-26, Class Z,
                 7.75%, 09/20/30..........        93,767
     12,832    Series 2000-36, Class IK,
                 IO, 9.00%, 11/16/30......         2,491

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Agency CMO, continued:
    800,000    Series 2000-36, Class PB,
                 7.50%, 11/16/30..........       861,282
    162,283    Series 2000-37, Class B,
                 8.00%, 12/20/30..........       171,162
     42,445    Series 2000-38, Class AH,
                 7.15%, 12/20/30..........        43,619
    119,717    Series 2001-4, Class SJ,
                 IF, IO, 3.78%,
                 01/19/30.................         3,080
    334,840    Series 2001-36, Class S,
                 IF, IO, 3.68%,
                 08/16/31.................        15,386
    200,000    Series 2001-64, Class MQ,
                 6.50%, 12/20/31..........       207,503
     56,643    Series 2002-24, Class SB,
                 IF, 5.37%, 04/16/32......        54,741
    131,645    Series 2002-36, Class VB,
                 6.50%, 07/20/19..........       131,998
  1,250,000    Series 2002-45, Class QE,
                 6.50%, 06/20/32..........     1,312,289
    300,000    Series 2002-54, Class GB,
                 6.50%, 08/20/32..........       311,630
    133,262    Series 2002-88, Class LI,
                 IO, 5.50%, 11/20/28......         4,772
    344,179    Series 2003-4, Class NI,
                 IO, 5.50%, 01/20/32......        56,020
     35,774    Series 2003-24, PO,
                 03/16/33.................        30,271
    873,680    Series 2003-76, Class LS,
                 IF, IO, 2.83%,
                 09/20/31.................        46,708
    950,277    Series 2004-11, Class SW,
                 IF, IO, 1.13%, 02/20/34..        36,386
    121,377    Series 2004-28, Class S,
                 IF, 7.65%, 04/16/34......       120,323
               Vendee Mortgage Trust
    173,116    Series 1994-1, Class 1,
                 VAR, 5.63%, 02/15/24.....       172,082
    462,602    Series 1996-1, Class 1Z,
                 6.75%, 02/15/26..........       471,009
    255,918    Series 1996-2, Class 1Z,
                 6.75%, 06/15/26..........       265,987
    903,712    Series 1997-1, Class 2Z,
                 7.50%, 02/15/27..........       964,413
    265,392    Series 1998-1, Class 2E,
                 7.00%, 09/15/27..........       275,677
                                            ------------
                                             109,602,692
                                            ------------
Non-Agency CMO (15.9%):
    550,000    Banc of America Commercial
                 Mortgage, Inc. Series
                 2005-6, VAR, 5.18%,
                 09/10/47.................       552,922
               Banc of America Funding
                 Corp.

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Non-Agency CMO, continued:
    251,949    Series 2003-1, Class A, PO,
                 09/20/32.................       193,682
    495,667    Series 2003-3, Class 1A33,
                 5.50%, 10/25/33..........       482,565
    180,353    Series 2004-1, PO,
                 03/25/34.................       144,159
  1,052,040    Series 2005-E, Class 4A1,
                 FRN, 4.10%, 03/20/35.....     1,032,314
  1,000,000    Series 2005-6, Class 2A7,
                 5.50%, 10/25/35..........       988,358
               Banc of America Mortgage
                 Securities
    143,939    Series 2002-10, Class A,
                 PO, 11/25/32.............       132,291
     81,921    Series 2003-8 Class A, PO,
                 11/25/33.................        60,282
     86,063    Series 2004-4, Class A, PO,
                 05/25/34.................        62,943
    250,000    Series 2004-6, Class 2A5,
                 PO, 07/25/34.............       210,586
    268,461    Series 2004-6, Class A, PO,
                 07/25/34.................       185,883
    309,379    Series 2004-7 Class 1A19,
                 PO, 08/25/34.............       285,921
    200,000    Series 2004-E, Class 2A5,
                 FRN, 4.12%, 06/25/34.....       192,536
    789,223    Series 2004-J, Class 3A1,
                 FRN, 5.08%, 11/25/34.....       781,645
               Bank of America Alternative
                 Loan Trust
    314,167    Series 2004-5, Class 3A3,
                 PO, 06/25/34.............       214,829
    180,759    Series 2004-6, Class 15,
                 PO, 07/25/34.............       139,725
               Bear Stearns Adjustable
                 Rate Mortgage Trust
    540,083    Series 2003-7, Class 3A,
                 VAR, 4.94%, 10/25/33.....       529,135
    100,000    Series 2004-4, Class A4,
                 VAR, 3.51%, 06/25/34.....        97,288
               Bear Stearns Commercial
                 Mortgage Securities
     61,641    Series 2000-WF1, Class A1,
                 7.64%, 02/15/32..........        64,001
    125,000    Series 2004-T16, Class A2,
                 3.70%, 02/13/46..........       121,519
    250,000    Series 2005-PWR9, Class
                 AAB, 4.80%, 09/15/42.....       245,156
               Citicorp Mortgage
                 Securities, Inc.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 14

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Non-Agency CMO, continued:
  1,809,821    Series 2004-1, Class 3A1,
                 4.75%, 01/25/34..........     1,771,237
    861,605    Series 2004-5, Class 2A5,
                 4.50%, 08/25/34..........       827,109
               Citigroup Mortgage Loan
                 Trust, Inc.
    141,325    Series 2003-UP3, Class A3,
                 7.00%, 09/25/33..........       144,196
    262,102    Series 2003-UST1, Class A1,
                 FRN, 5.50%, 12/25/18.....       261,610
    124,446    Series 2003-UST1, PO,
                 12/25/18.................       103,950
     79,155    Series 2003-UST1, PO,
                 12/25/18.................        66,328
    641,823    Series 2005-1, Class 2A1A,
                 VAR, 4.70%, 04/25/35.....       637,260
               Countrywide Alternative
                 Loan Trust
    436,000    Series 2002-8, Class A4,
                 6.50%, 07/25/32..........       434,500
    125,523    Series 2003-J1, PO,
                 10/25/33.................        97,723
  1,221,980    Series 2004-2CB, Class 1A9,
                 5.75%, 03/25/34..........     1,157,300
  1,853,583    Series 2005-22T1, Class A2,
                 IF, IO, 0.69%, 06/25/35..        20,990
    418,607    Series 2005-26CB, Class
                 A10, IF, 5.11%,
                 07/25/35.................       405,596
  1,181,600    Series 2005-28CB, Class
                 1A4, 5.50%, 08/25/35.....     1,149,119
    600,000    Series 2005-54CB, Class
                 1A11, 5.50%, 11/25/35....       588,269
  3,602,151    Series 2005-J1, Class 1A4,
                 IF, IO, 0.72%,
                 02/25/35.................        39,029
               Countrywide Home Loan
                 Mortgage Pass Through
                 Trust
    895,845    Series 2003-26, Class 1A6,
                 3.50%, 08/25/33..........       829,395
     74,470    Series 2003-34, Class A11,
                 5.25%, 09/25/33..........        74,200
    186,364    Series 2003-44, Class A6,
                 PO, 10/25/33.............       145,080
    314,728    Series 2003-J7, Class 4A3,
                 IF, 4.14%, 08/25/18......       291,283
    352,502    Series 2004-7, Class 2A1,
                 FRN, 4.08%, 06/25/34.....       338,785
    226,517    Series 2004-HYB1, Class 2A,
                 VAR, 4.25%, 05/20/34.....       221,496

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Non-Agency CMO, continued:
    274,715    Series 2004-HYB3, Class 2A,
                 VAR, 4.10%, 06/20/34.....       267,882
    990,029    Series 2004-J8, Class 1A2,
                 4.75%, 11/25/19..........       965,345
    141,171    Series 2004-J8, PO,
                 11/25/19.................       108,264
    500,000    Series 2005-16, Class A23,
                 5.50%, 09/25/35..........       489,465
    966,443    Series 2005-22, Class 2A1,
                 FRN, 5.35%, 11/25/35.....       964,199
    162,282    Credit Suisse First Boston
                 Mortgage Securities Corp.
                 Series 2004-5, PO,
                 08/25/19.................       129,714
    257,343    First Horizon Alternative
                 Mortgage Securities
                 Series 2005-FA8, Class
                 1A19, 5.50%, 11/25/35....       245,234
               First Horizon Asset
                 Securities, Inc.
    500,000    Series 2003-3, Class 1A4,
                 3.90%, 05/25/33..........       473,002
    651,943    Series 2004-AR1, Class 2A2,
                 FRN, 5.03%, 04/25/35.....       646,341
    921,903    Series 2004-AR7, Class 2A1,
                 FRN, 4.94%, 02/25/35.....       914,125
    300,000    Series 2004-AR7, Class 2A2,
                 FRN, 4.94%, 02/25/35.....       296,437
               GMAC Mortgage Corp. Loan
                 Trust
    650,000    Series 2005-AR3, Class 3A4,
                 VAR, 4.89%, 06/19/35.....       642,391
    867,153    Series 2005-AR3, Class 3A3,
                 VAR, 4.89%, 06/19/35.....       863,023
               GSR Mortgage Loan Trust
    409,532    Series 2004-6F, Class 1A2,
                 5.00%, 05/25/34..........       366,509
  1,000,000    Series 2004-6F, Class 3A4,
                 6.50%, 05/25/34..........     1,032,747
    799,629    Series 2004-10F, Class 2A1,
                 5.00%, 08/25/19..........       790,396
     51,533    Series 2004-13F, Class 3A3,
                 6.00%, 11/25/34..........        51,452
               MASTR Adjustable Rate
                 Mortgages Trust
    494,154    Series 2004-13, Class 2A1,
                 FRN, 3.82%, 04/21/34.....       482,168
  1,100,000    Series 2004-13, Class 3A6,
                 FRN, 3.79%, 11/21/34.....     1,058,002

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Non-Agency CMO, continued:
  1,216,819    Series 2005-3, PO,
                 05/28/35 (e).............       888,277
               MASTR Alternative Loans
                 Trust
    596,202    Series 2003-9, Class 8A1,
                 6.00%, 01/25/34..........       599,630
  1,705,231    Series 2004-4, Class 10A1,
                 5.00%, 05/25/24..........     1,657,393
    646,170    Series 2004-6, Class 7A1,
                 6.00%, 07/25/34..........       647,180
     89,883    Series 2004-7, Class 30,
                 PO, 08/25/34.............        69,095
    863,785    Series 2004-10, Class 1A1,
                 4.50%, 09/25/19..........       834,632
               MASTR Asset Securitization
                 Trust
    242,205    Series 2003-4, Class 2A2,
                 5.00%, 05/25/18..........       241,066
    351,944    Series 2003-12, Class 15,
                 PO, 12/25/18.............       285,580
    404,409    Series 2004-8, PO,
                 08/25/19.................       305,277
    731,383    Series 2004-10, Class 15,
                 PO, 10/25/19.............       626,695
    417,194    Series 2004-92, Class JO,
                 PO, 07/25/19.............       311,892
    330,000    Merrill Lynch Mortgage
                 Trust Series 2005-MCP1,
                 Class ASB, VAR, 4.67%,
                 06/12/43.................       330,567
    267,051    MortgageIT Trust Series
                 2005-1, Class 1A1, FRN,
                 4.70%, 02/25/35..........       267,140
    198,772    Nomura Asset Acceptance
                 Corp. Series 2004-R2,
                 Class A1, VAR, 6.50%,
                 10/25/34 (e).............       200,999
  1,065,638    Residential Accredit Loans,
                 Inc. Series 2003-QS14,
                 Class A1, 5.00%,
                 07/25/18.................     1,048,655
               Residential Accredit Loans,
                 Inc.
    500,000    Series 2002-QS8, Class A5,
                 6.25%, 06/25/17..........       500,828
     91,699    Series 2002-QS16, Class A3,
                 IF, 7.47%, 10/25/17......        86,340
    672,939    Series 2003-QR19, Class
                 CB4, 5.75%, 10/25/33.....       644,697
    117,490    Series 2003-QS3, Class A2,
                 IF, 6.87%, 02/25/18......       118,227
    428,865    Series 2003-QS3, Class A8,
                 IF, IO, 3.22%, 02/25/18..        28,000

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Non-Agency CMO, continued:
    908,271    Series 2003-QS9, Class A3,
                 IF, IO, 3.17%, 05/25/18..        63,790
    318,604    Series 2003-QS18, Class A1,
                 5.00%, 09/25/18..........       313,726
               Residential Asset
                 Securitization Trust
    133,101    Series 2003-A14, Class A1,
                 4.75%, 02/25/19..........       129,482
               Residential Funding
                 Mortgage Securities I
    558,733    Series 2003-S7, Class A17,
                 4.00%, 05/25/33..........       537,088
    165,000    Series 2003-S12, Class 4A5,
                 4.50%, 12/25/32..........       155,736
    471,894    Series 2003-S13, Class 4A5,
                 2.50%, 06/25/18..........       451,449
    725,504    Series 2005-SA4, Class 1A1,
                 VAR, 5.01%, 09/25/35.....       730,945
               Salomon Brothers Mortgage
                 Securities VII
     48,215    Series 2003-UP2, PO,
                 12/25/18.................        40,324
               Structured Adjustable Rate
                 Mortgage Loan Trust
    400,000    Series 2004-6, Class 5A4,
                 VAR, 5.00%, 06/25/34.....       392,930
               Structured Asset Securities
                 Corp.
    500,000    Series 2003-8, Class 1A2,
                 5.00%, 04/25/18..........       490,071
    376,127    Series 2004-20, Class 1A3,
                 5.25%, 11/25/34..........       368,041
               Wachovia Bank Commercial
                 Mortgage Trust
    450,000    Series 2004-C15, Class A2,
                 4.04%, 10/15/41..........       434,560
               Washington Mutual
                 Alternative Mortgage
                 Pass-Through Certificates
    367,647    Series 2002-MS12, Class A,
                 6.50%, 05/25/32..........       369,307
  5,013,726    Series 2005-2, Class 1A4,
                 IF, IO, 0.67%,
                 04/25/35.................        46,533
  1,576,065    Series 2005-2, Class 2A3,
                 IF, IO, 0.62%,
                 04/25/35.................        12,017
    800,000    Series 2005-4, Class CB7,
                 5.50%, 06/25/35..........       781,171
    144,875    Series 2005-4, Class DP,
                 PO, 06/25/20.............       122,178
    467,526    Series 2005-6, Class 2A4,
                 5.50%, 08/25/35..........       466,556
               Washington Mutual, Inc.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 16

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Non-Agency CMO, continued:
    192,966    Series 2003-AR4, Class A6,
                 VAR, 3.42%, 05/25/33.....       188,181
    119,469    Series 2003-AR8, Class A,
                 FRN, 4.03%, 08/25/33.....       119,060
    406,044    Series 2003-S4, Class 3A,
                 5.50%, 06/25/33..........       402,539
    452,456    Series 2003-S8, Class A4,
                 4.50%, 09/25/18..........       429,042
    926,106    Series 2003-S10, Class A5,
                 5.00%, 10/25/18..........       907,470
     71,239    Series 2003-S10, Class A6,
                 PO, 10/25/18.............        49,071
    165,394    Series 2004-AR3, Class A2,
                 VAR, 4.24%, 06/25/34.....       162,624
    909,313    Series 2004-S3, Class 2A3,
                 IF, 6.80%, 07/25/34......       889,857
               Wells Fargo Mortgage Backed
                 Securities Trust
    150,000    Series 2003-8, Class A9,
                 4.50%, 08/25/18..........       143,023
    115,263    Series 2003-11, Class 1A,
                 PO, 10/25/18.............        82,215
    663,000    Series 2003-11, Class 1A4,
                 4.75%, 10/25/18..........       647,025
    146,798    Series 2003-17, Class 2A4,
                 5.50%, 01/25/34..........       146,419
    722,433    Series 2003-K, Class 1A2,
                 FRN, 4.49%, 11/25/33.....       695,341
    418,457    Series 2004-7, Class 2A2,
                 5.00%, 07/25/19..........       412,311
    889,448    Series 2004-BB, Class A4,
                 FRN, 4.57%, 01/25/35.....       877,198
    824,460    Series 2004-EE, Class 3A1,
                 FRN, 3.99%, 01/25/35.....       803,481
    600,000    Series 2004-S, Class A5,
                 FRN, 3.54%, 09/25/34.....       576,991
    958,143    Series 2004-P, Class 2A1,
                 FRN, 4.23%, 09/25/34.....       936,437
    444,806    Series 2005-AR10, Class
                 2A4, FRN, 4.11%,
                 06/25/35.................       432,991
    454,722    Series 2005-AR16, Class
                 2A1, VAR, 4.95%,
                 10/25/35.................       452,232
                                            ------------
                                              52,060,473
                                            ------------
  Total Collateralized Mortgage
Obligations
  (Cost $162,927,773)
                                             161,663,165
                                            ------------
CORPORATE BONDS (9.6%):
Aerospace & Defense (0.0%): (g)
     80,957    Systems 2001 AT LLC 7.16%,
                 12/15/11 (e).............        84,828
                                            ------------

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
CORPORATE BONDS, CONTINUED:
Airlines (0.3%):
     85,000    American Airlines, Inc.
               Series 1999-1, 7.02%,
                 04/15/11.................        87,150
    275,000    Delta Air Lines, Inc.
                 Series 2000-1, 7.57%,
                 05/18/12 (d).............       270,956
     86,163    Southwest Airlines Co.
                 Series 2001-1, 5.10%,
                 11/01/07.................        86,319
               United AirLines, Inc.
     70,020    Series 2000-2, 7.19%,
                 10/01/12.................        69,758
     84,632    Series 2001-1, 7.78%,
                 07/01/15.................        84,272
    298,080    Series 2001-1, 6.07%,
                 09/01/14 (c).............       292,016
    189,890    Series 2001-1, 6.20%,
                 09/01/08.................       186,159
                                            ------------
                                               1,076,630
                                            ------------
Automobile Manufacturers (0.1%):
    350,000    DaimlerChrysler NA Holding
                 Corp. 7.20%, 09/01/09....       370,141
                                            ------------
Capital Markets (1.4%):
    400,000    Bear Stearns Cos. (The)
                 3.25%, 03/25/09..........       379,399
               Credit Suisse First Boston
                 USA, Inc.
    150,000    5.50%, 08/15/13............       153,014
    500,000    6.13%, 11/15/11............       524,871
               Goldman Sachs Group, Inc.
    200,000    3.88%, 01/15/09............       194,151
    375,000    4.75%, 07/15/13............       363,739
    150,000    5.25%, 10/15/13............       149,964
    400,000    6.88%, 01/15/11............       430,909
               Lehman Brothers Holdings,
                 Inc.
    100,000    4.00%, 01/22/08............        98,344
    100,000    4.80%, 03/13/14............        97,639
    175,000    6.63%, 01/18/12............       188,942
               Merrill Lynch & Co., Inc.
    200,000    3.70%, 04/21/08............       194,856
    150,000    5.45%, 07/15/14............       152,451
    200,000    Series C, 4.13%, 01/15/09..       196,007
               Morgan Stanley
    400,000    4.75%, 04/01/14............       383,627
    300,000    6.60%, 04/01/12............       322,460
    640,000    6.75%, 04/15/11............       688,977
    150,000    State Street Corp. 7.65%,
                 06/15/10.................       167,568
                                            ------------
                                               4,686,918
                                            ------------

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
CORPORATE BONDS, CONTINUED:
Chemicals (0.1%):
    150,000    Dow Chemical Co. (The)
               6.13%, 02/01/11............       157,067
                                            ------------
Commercial Banks (1.2%):
               Bank of America Corp.
    200,000    3.88%, 01/15/08 (c)........       196,334
    200,000    5.25%, 12/01/15............       200,407
    570,000    7.80%, 02/15/10............       629,445
     75,000    Branch Banking & Trust Co.
                 Wilson North Carolina
                 4.88%, 01/15/13..........        74,282
    200,000    First Bank NA 6.50%,
                 02/01/08.................       206,806
    250,000    Firstar Bank NA 7.13%,
                 12/01/09.................       269,722
     50,000    HSBC Holdings plc (United
                 Kingdom) 7.35%,
                 11/27/32.................        60,415
    250,000    Huntington National Bank
                 8.00%, 04/01/10..........       276,388
    200,000    Keycorp Series G, 4.70%,
                 05/21/09.................       199,247
     75,000    Popular North America, Inc.
                 4.25%, 04/01/08..........        73,561
    190,000    Royal Bank of Canada
                 (Canada) 3.88%,
                 05/04/09.................       184,771
    250,000    Suntrust Bank 6.38%,
                 04/01/11.................       265,025
    100,000    US Bancorp 7.50%,
                 06/01/26.................       122,984
    100,000    Wachovia Bank NA 7.80%,
                 08/18/10.................       112,243
               Wachovia Corp.
    240,000    3.50%, 08/15/08............       231,906
    150,000    3.63%, 02/17/09............       144,673
    260,000    Wells Fargo & Co. 3.13%,
                 04/01/09.................       246,284
    250,000    Wells Fargo Bank NA 7.55%,
                 06/21/10.................       276,120
                                            ------------
                                               3,770,613
                                            ------------
Commercial Services & Supplies (0.0%): (g)
    100,000    PHH Corp. 7.13%,
                 03/01/13.................       105,588
                                            ------------
Computers & Peripherals (0.0%): (g)
    150,000    International Business
                 Machines Corp. 5.39%,
                 01/22/09.................       152,349
                                            ------------
Consumer Finance (0.8%):
    100,000    American Express Credit
                 Corp. 3.00%, 05/16/08....        95,836

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
CORPORATE BONDS, CONTINUED:
Consumer Finance, continued:
               General Motors Acceptance
                 Corp.
    315,000    6.13%, 09/15/06............       305,977
    490,000    7.25%, 03/02/11............       450,378
               HSBC Finance Corp.
    500,000    5.88%, 02/01/09............       510,986
    200,000    6.40%, 06/17/08............       206,328
    500,000    6.50%, 11/15/08............       520,387
    200,000    7.88%, 03/01/07............       206,449
               International Lease Finance
                 Corp.
     60,000    4.50%, 05/01/08............        59,310
     40,000    5.88%, 05/01/13............        41,394
    165,000    6.38%, 03/15/09............       171,378
    100,000    SLM Corp. Series A, 5.38%,
                 01/15/13.................       101,389
                                            ------------
                                               2,669,812
                                            ------------
Diversified Financial Services (2.1%):
               Associates Corp. N.A.
    200,000    8.15%, 08/01/09............       220,799
    250,000    8.55%, 07/15/09............       278,912
               CIT Group, Inc.
    225,000    6.50%, 02/07/06 (c)........       225,394
    100,000    7.75%, 04/02/12............       113,413
               Citigroup, Inc.
    150,000    4.70%, 05/29/15............       144,938
    300,000    5.63%, 08/27/12............       309,214
     50,000    Credit Suisse First Boston
                 USA, Inc. 4.88%,
                 01/15/15 (c).............        48,654
               Ford Motor Credit Co.
    250,000    6.88%, 02/01/06............       249,480
    900,000    7.38%, 10/28/09............       798,197
               General Electric Capital
                 Corp.
    200,000    6.75%, 03/15/32 (c)........       234,770
    500,000    7.38%, 01/19/10 (c)........       545,167
    150,000    Series A, 3.50%, 05/01/08..       145,703
    175,000    Series A, 4.25%, 01/15/08..       172,965
    170,000    Series A, 5.00%, 02/15/07..       170,247
    300,000    Series A, 5.88%, 02/15/12..       312,915
    200,000    Series A, 6.00%, 06/15/12..       210,638
    150,000    HSBC Finance Corp. 5.00%,
                 06/30/15.................       145,862
               John Hancock Global Funding
                 II
    100,000    3.50%, 01/30/09 (e)........        95,992
    100,000    7.90%, 07/02/10 (c) (e)....       112,453
               MassMutual Global Funding
                 II
    160,000    3.25%, 06/15/07 (e)........       156,198
    200,000    3.50%, 03/15/10 (e)........       188,619
    100,000    Merrill Lynch & Co., Inc.
                 4.79%, 08/04/10 (c)......        98,875

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 18

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
CORPORATE BONDS, CONTINUED:
Diversified Financial Services, continued:
    885,000    National Rural Utilities
                 Cooperative Finance Corp.
                 6.00%, 05/15/06..........       889,090
               New York Life Global
                 Funding
     75,000    3.88%, 01/15/09 (e)........        72,816
    250,000    5.38%, 09/15/13 (c) (e)....       256,716
    300,000    Principal Life Global
                 Funding I 6.25%,
                 02/15/12 (e).............       318,667
    100,000    Toyota Motor Credit Corp.
                 2.88%, 08/01/08..........        95,443
    100,000    Washington Mutual Financial
                 Corp. 6.88%, 05/15/11....       108,416
                                            ------------
                                               6,720,553
                                            ------------
Diversified Telecommunication Services (0.9%):
    325,140    Bellsouth
                 Telecommunications 6.30%,
                 12/15/15.................       337,298
    400,000    British Telecommunications
                 plc (United Kingdom)
                 8.37%, 12/15/10..........       455,344
    180,000    France Telecom S.A.
                 (France) 7.75%,
                 03/01/11.................       201,049
    150,000    Nynex Capital Funding Co.
                 Series B, SUB, 8.23%,
                 10/15/09.................       164,061
               Sprint Capital Corp.
    500,000    6.00%, 01/15/07............       504,890
    150,000    7.13%, 01/30/06............       150,262
    100,000    8.38%, 03/15/12............       115,896
     60,000    8.75%, 03/15/32............        79,625
    115,000    Telus Corp. (Canada) 8.00%,
                 06/01/11.................       128,922
    650,000    Verizon Global Funding
                 Corp. 7.25%, 12/01/10....       705,334
    100,000    Verizon Pennsylvania, Inc.
                 8.35%, 12/15/30..........       118,542
    100,000    Verizon Virginia, Inc.
                 Series A, 4.63%,
                 03/15/13.................        92,627
                                            ------------
                                               3,053,850
                                            ------------
Electric Utilities (0.5%):
     41,000    American Electric Power
                 Co., Inc. Series A,
                 6.13%, 05/15/06..........        41,185
    100,000    Carolina Power & Light Co.
                 5.13%, 09/15/13..........        99,735
    165,000    Constellation Energy Group,
                 Inc. 6.35%, 04/01/07.....       167,608
    130,000    DTE Energy Co. Series A,
                 6.65%, 04/15/09..........       135,771
               Duke Energy Corp.
    125,000    4.20%, 10/01/08............       122,253
    150,000    5.63%, 11/30/12 (c)........       153,859

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
CORPORATE BONDS, CONTINUED:
Electric Utilities, continued:
    150,000    Exelon Generation Co., LLC
                 6.95%, 06/15/11..........       161,736
    675,000    Virginia Electric & Power
                 Co. Series A, 5.38%,
                 02/01/07.................       677,513
                                            ------------
                                               1,559,660
                                            ------------
Food & Staples Retailing (0.1%):
    150,000    Kroger Co. (The) 8.05%,
                 02/01/10.................       162,867
                                            ------------
Gas Utilities (0.0%): (g)
     80,000    KeySpan Gas East Corp.
                 7.88%, 02/01/10..........        88,354
                                            ------------
Hotels, Restaurants & Leisure (0.0%): (g)
     50,000    Harrah's Operating Co.,
                 Inc. 8.00%, 02/01/11.....        55,257
                                            ------------
Industrial Conglomerates (0.2%):
    250,000    General Electric Co. 5.00%,
                 02/01/13.................       249,870
    100,000    Raychem Corp. 7.20%,
                 10/15/08.................       104,607
               Tyco International Group
                 S.A. (Bermuda)
    200,000    6.38%, 10/15/11............       207,719
     50,000    6.75%, 02/15/11............        52,570
                                            ------------
                                                 614,766
                                            ------------
Insurance (0.7%):
    130,000    American International
                 Group, Inc. 4.25%,
                 05/15/13.................       123,647
               ASIF Global Financing
    150,000    2.65%, 01/17/06 (e)........       149,882
    250,000    3.90%, 10/22/08 (e)........       243,239
    300,000    4.90%, 01/17/13 (e)........       298,497
    200,000    Jackson National Life
                 Global Funding 6.13%,
                 05/30/12 (e).............       213,253
    100,000    Metropolitan Life Global
                 Funding I 5.20%,
                 09/18/13 (e).............       100,889
    150,000    MGIC Investment Corp.
                 6.00%, 03/15/07..........       151,500
    150,000    Monumental Global Funding
                 II 4.38%, 07/30/09 (e)...       146,828
    200,000    Monumental Global Funding
                 III 5.20%,
                 01/30/07 (e).............       200,300
    100,000    Nationwide Financial
                 Services 6.25%,
                 11/15/11.................       105,251
    145,000    Pacific Life Global Funding
                 3.75%, 01/15/09 (e)......       142,044
               Protective Life Secured
                 Trust

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
CORPORATE BONDS, CONTINUED:
Insurance, continued:
     85,000    4.00%, 10/07/09............        82,764
    200,000    4.00%, 04/01/11............       191,824
                                            ------------
                                               2,149,918
                                            ------------
IT Services (0.1%):
    180,000    First Data Corp. 3.90%,
                 10/01/09.................       171,276
                                            ------------
Media (0.4%):
    125,000    Comcast Cable
                 Communications 7.13%,
                 06/15/13.................       135,868
    150,000    Comcast Corp. 5.50%,
                 03/15/11.................       150,814
    100,000    COX Communications, Inc.
                 7.75%, 11/01/10..........       108,307
    335,000    Tele-Communications-TCI
                 Group 9.80%, 02/01/12....       404,142
               Time Warner Cos., Inc.
    120,000    8.18%, 08/15/07............       125,524
    100,000    9.15%, 02/01/23............       122,980
    150,000    Time Warner Entertainment
                 Co. LP 10.15%,
                 05/01/12.................       182,629
                                            ------------
                                               1,230,264
                                            ------------
Multi-Utilities (0.0%): (g)
     70,000    Commonwealth Edison Co.
               6.95%, 07/15/18 (c)........        74,550
     65,000    PSEG Power LLC
               7.75%, 04/15/11............        71,967
                                            ------------
                                                 146,517
                                            ------------
Oil & Gas (0.0%): (g)
    100,000    Conoco Funding Co. 5.45%,
                 10/15/06.................       100,391
                                            ------------
Oil, Gas & Consumable Fuels (0.0%): (g)
    125,000    ConocoPhillips Co.
               8.75%, 05/25/10............       143,788
                                            ------------
Paper & Forest Products (0.1%):
               International Paper Co.
    165,000    4.00%, 04/01/10............       155,803
     55,000    4.25%, 01/15/09............        53,379
     65,000    Union Camp Corp. 6.50%,
                 11/15/07.................        66,397
    100,000    Weyerhaeuser Co. 6.75%,
                 03/15/12.................       106,139
                                            ------------
                                                 381,718
                                            ------------
Real Estate (0.1%):
    165,000    EOP Operating LP 6.75%,
                 02/15/12.................       175,104

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
CORPORATE BONDS, CONTINUED:
Real Estate, continued:
     30,000    ERP Operating LP 4.75%,
                 06/15/09.................        29,652
                                            ------------
                                                 204,756
                                            ------------
Road & Rail (0.1%):
               Burlington Northern Santa
                 Fe Corp.
     60,000    6.13%, 03/15/09............        62,056
    150,000    7.13%, 12/15/10............       163,258
                                            ------------
                                                 225,314
                                            ------------
Supranational (0.0%): (g)
     50,000    Corp. Andina de Fomento
                 5.20%, 05/21/13..........        49,797
                                            ------------
Thrifts & Mortgage Finance (0.3%):
               Countrywide Home Loans,
                 Inc.
     50,000    3.25%, 05/21/08 (c)........        48,014
    200,000    Series E, 7.20%, 10/30/06..       203,395
    250,000    Series L, 4.00%, 03/22/11..       235,234
    250,000    Washington Mutual Bank FA
                 5.65%, 08/15/14..........       253,170
     90,000    Washington Mutual, Inc.
                 4.20%, 01/15/10..........        87,142
    300,000    World Savings Bank FSB
                 4.50%, 06/15/09..........       295,990
                                            ------------
                                               1,122,945
                                            ------------
Wireless Telecommunication Services (0.1%):
               New Cingular Wireless
                 Services, Inc.
     50,000    7.50%, 05/01/07 (c)........        51,685
    150,000    7.88%, 03/01/11............       168,308
                                            ------------
                                                 219,993
                                            ------------
  Total Corporate Bonds
  (Cost $30,939,133)                          31,475,930
                                            ------------
MORTGAGE PASS-THROUGH SECURITIES (10.9%):
               Federal Home Loan Mortgage
                 Corp. Conventional Pools
     95,982    10.00%, 01/01/20-
                 09/01/20.................       106,095
      9,888    12.00%, 07/01/19...........        10,730
    421,812    ARM, 4.68%, 03/01/35.......       417,830
               Federal Home Loan Mortgage
                 Corp. Gold Pools
  2,390,179    4.00%, 05/01/14-
                 09/01/35.................     2,271,780
    939,581    4.50%, 08/01/18-
                 05/01/19.................       915,805
  1,817,652    5.50%, 10/01/33-
                 07/01/35.................     1,805,420
    596,445    6.00%, 12/01/22-
                 01/01/34.................       604,094

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 20

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
MORTGAGE PASS-THROUGH SECURITIES, CONTINUED:
  1,717,547    6.50%, 10/01/17-
                 11/01/34.................     1,766,086
  1,590,657    7.00%, 01/01/17-
                 04/01/35.................     1,653,594
     80,151    7.50%, 09/01/10............        82,527
     65,180    8.50%, 11/01/15............        69,622
     10,141    9.00%, 06/01/10............        10,707
               Federal National Mortgage
                 Association Pools
    422,719    3.00%, 09/01/31............       362,968
    838,301    3.50%, 09/01/18-
                 06/01/19.................       777,246
  6,961,748    4.00%, 09/01/13-
                 12/01/18.................     6,667,357
  3,502,637    4.50%, 11/01/14-
                 02/01/35.................     3,381,951
    680,615    5.00%, 06/01/18-
                 09/01/35.................       661,738
  3,849,189    5.50%, 04/01/33-
                 01/01/34.................     3,820,962
  3,195,490    6.00%, 05/01/09-
                 09/01/33.................     3,245,737
  1,726,955    6.50%, 03/01/19-
                 10/01/35.................     1,779,422
     50,236    7.00%, 08/01/32............        52,687
    633,742    8.00%, 11/01/12-
                 11/01/28.................       674,898
    326,566    8.50%, 12/01/07-
                 06/01/30.................       354,382
    174,437    9.00%, 12/01/06-
                 04/01/25.................       189,379
     42,193    10.00%, 08/01/21...........        46,720
    783,364    ARM, 3.86%, 07/01/33.......       763,436
    456,676    ARM, 4.19%, 10/01/34.......       449,715
     24,396    ARM, 4.55%, 03/01/29.......        24,398
    783,055    ARM, 4.74%, 05/01/35.......       778,593
  1,354,041    ARM, 4.87%, 01/01/35.......     1,354,345
    201,525    ARM, 4.92%, 04/01/34.......       202,478
      9,867    ARM, 4.97%, 03/01/19.......        10,014
               Government National
                 Mortgage Association
                 Pools
     31,477    6.50%, 10/15/28............        32,959
     50,030    7.00%, 06/15/33............        53,035
     20,824    7.50%, 09/15/28............        21,924
    190,825    8.00%, 01/15/16-
                 07/15/28.................       203,723
      9,566    8.50%, 05/20/25............        10,407
      1,839    9.00%, 10/15/30............         2,022
                                            ------------
  Total Mortgage Pass-Through Securities
(Cost $35,811,760)                            35,636,786
                                            ------------

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
U.S. GOVERNMENT AGENCY SECURITIES (0.9%):
  1,000,000    Federal Home Loan Bank
                 4.25%, 04/16/07..........       993,598
               Federal National Mortgage
                 Association
    200,000    6.00%, 05/15/08............       205,600
    255,000    6.25%, 02/01/11 (c)........       269,308
  1,300,000    6.63%, 09/15/09............     1,382,343
                                            ------------
  Total U.S. Government Agency Securities
  (Cost $2,866,853)                            2,850,849
                                            ------------
U.S. TREASURY OBLIGATIONS (17.3%):
               U.S. Treasury Bonds
    300,000    6.25%, 08/15/23 (m)........       358,242
    150,000    7.63%, 02/15/25............       206,684
    550,000    7.88%, 02/15/21 (c)........       744,347
    300,000    8.13%, 05/15/21 (c)........       415,324
  2,400,000    8.75%, 05/15/17 (m)........     3,295,687
    800,000    9.88%, 11/15/15 (m)........     1,142,938
  5,290,000    10.38%, 11/15/12 (c) (m)...     5,846,275
  1,350,000    11.75%, 11/15/14 (m).......     1,699,734
  3,450,000    12.00%, 08/15/13...........     4,093,101
    300,000    13.25%, 05/15/14 (m).......       382,055
               U.S. Treasury Inflation
                 Indexed Bonds
    677,166    3.63%, 04/15/28 (c)........       873,544
    121,424    3.88%, 01/15/09............       127,619
               U.S. Treasury Notes
    375,000    3.38%, 02/15/08 (c)........       367,280
    500,000    3.50%, 05/31/07 (c)........       493,711
  1,500,000    3.50%, 12/15/09 (c)........     1,453,300
    250,000    3.63%, 04/30/07 (c)........       247,383
    200,000    3.63%, 07/15/09 (c)........       195,109
    200,000    3.63%, 01/15/10............       194,516
    405,000    5.75%, 08/15/10 (c)........       428,462
  1,000,000    6.13%, 08/15/07............     1,026,484
    400,000    6.50%, 10/15/06 (c)........       406,078
  2,150,000    6.50%, 02/15/10 (m)........     2,319,229
               U.S. Treasury STRIPS
  1,000,000    PO, 11/15/09...............       842,054
  1,200,000    PO, 02/15/11 (c)...........       962,725
  1,350,000    PO, 05/15/11 (c)...........     1,076,557
    650,000    PO, 05/15/12 (c)...........       493,550
    900,000    PO, 11/15/12 (c)...........       666,969
  3,600,000    PO, 02/15/13 (c)...........     2,633,432
  1,000,000    PO, 05/15/13...............       722,480
  1,000,000    PO, 08/15/13 (c)...........       714,024
  3,500,000    PO, 02/15/14 (m)...........     2,438,632
  2,900,000    PO, 05/15/14 (m)...........     1,996,592

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
U.S. TREASURY OBLIGATIONS, CONTINUED:
  3,000,000    PO, 08/15/14 (m)...........     2,040,819
  1,600,000    PO, 11/15/14 (m)...........     1,075,408
    825,000    PO, 02/15/15 (m)...........       549,311
    245,000    PO, 05/15/15 (c)...........       161,616
    360,000    PO, 08/15/15 (c)...........       234,193
  1,900,000    PO, 11/15/15 (c)...........     1,225,829
  3,500,000    PO, 11/15/15 (c)...........     2,253,751
  5,820,000    PO, 02/15/16 (m)...........     3,691,469
    800,000    PO, 05/15/16...............       501,235
    200,000    PO, 08/15/16...............       123,904
    900,000    PO, 11/15/16...............       550,148
  2,750,000    PO, 02/15/17...............     1,660,282
  2,450,000    PO, 05/15/17...............     1,459,225
  1,900,000    PO, 11/15/17...............     1,103,585
    800,000    PO, 05/15/18 (c)...........       454,154
    750,000    PO, 02/15/19...............       409,821
    100,000    PO, 02/15/22...............        47,366
    500,000    PO, 02/15/23 (c)...........       226,100
                                            ------------
  Total U.S. Treasury Obligations
  (Cost $55,884,076)                          56,632,333
                                            ------------
MUNICIPAL BOND (0.1%):
Illinois
    250,000    Illinois State, Taxable
                 Pension, GO 5.10%,
                 06/01/33.................       245,730
                                            ------------
  (Cost $250,000)
FOREIGN GOVERNMENT SECURITIES (0.3%):
    400,000    Province of Quebec (Canada)
                 5.75%, 02/15/09..........       411,688
               United Mexican States
                 (Mexico)
    150,000    4.63%, 10/08/08............       148,125
     50,000    6.38%, 01/16/13 (c)........        53,125
    100,000    6.63%, 03/03/15 (c)........       109,500
    325,000    Series A, 7.50%, 04/08/33..       384,800
                                            ------------
  Total Foreign Government Securities
(Cost $1,017,541)                              1,107,238
                                            ------------
  Total Long-Term Investments
  (Cost $294,070,465)                        294,030,230
                                            ------------
SHORT-TERM INVESTMENT (9.5%):
INVESTMENT COMPANY (9.5%):
 30,943,311    JPMorgan Liquid Assets
                 Money Market Fund (b)
                 (Cost $30,943,311).......    30,943,311
                                            ------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED
  (6.9%):
Certificates of Deposit (0.6%):
  1,000,000    Credit Suisse First Boston
               FRN, 4.27%, 10/17/06.......     1,000,000

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Certificates of Deposit, continued:
    949,987    Wells Fargo Bank San
                 Francisco 4.30%,
                 01/27/06.................       949,987
                                            ------------
                                               1,949,987
                                            ------------
Commercial Paper (0.3%):
  1,000,000    Morgan Stanley FRN, 4.33%,
                 04/17/06.................     1,000,000
                                            ------------
Corporate Bonds (1.5%):
  1,000,000    CDC Financial Products Inc.
                 FRN, 4.35%, 01/30/06.....     1,000,000
  1,000,000    Citigroup Global Markets
                 Inc. FRN, 4.32%,
                 01/06/06.................     1,000,000
  1,000,068    K2(USA) LLC FRN, 4.35%,
                 02/15/06.................     1,000,068
  1,002,818    Links Finance LLC FRN,
                 4.29%, 10/06/06..........     1,002,818
  1,000,000    Bank of America 4.31%,
                 11/07/06.................     1,000,000
                                            ------------
                                               5,002,886
                                            ------------
Repurchase Agreements (4.5%):
  1,966,593    Banc of America Securities
                 LLC., 4.26%, dated
                 12/30/05, due 01/03/06,
                 repurchase price
                 $1,967,524 collateralized
                 by U.S. Government Agency
                 Mortgages................     1,966,593
  4,200,000    Lehman Brothers Inc.,
                 4.26%, dated 12/30/05,
                 due 01/03/06, repurchase
                 price $4,201,988
                 collateralized by U.S.
                 Government Agency
                 Mortgages................     4,200,000
  4,200,000    Morgan Stanley, 4.27%,
                 dated 12/30/05, due
                 01/03/06, repurchase
                 price $4,201,993
                 collateralized by U.S.
                 Government Agency
                 Mortgages................     4,200,000

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 22

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

   SHARES
     OR
 PRINCIPAL
 AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
------------   ---------------------------  ------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements, continued:
  4,200,000    UBS Securities LLC., 4.26%,
                 dated 12/30/05, due
                 01/03/06, repurchase
                 price $4,201,988
                 collateralized by U.S.
                 Government Agency
                 Mortgages................     4,200,000
                                            ------------
                                              14,566,593
                                            ------------
  Total Investments of Cash Collateral for
  Securities Loaned
(Cost $22,519,466)                            22,519,466
                                            ------------
TOTAL INVESTMENTS (106.2%):
  (Cost $347,533,242)                        347,493,007
LIABILITIES IN EXCESS OF OTHER ASSETS
((6.2)%):                                    (20,153,974)
                                            ------------
NET ASSETS (100.0%):                        $327,339,033
                                            ============

------------
Percentages indicated are based on net assets.

Abbreviations:

(b) Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c) Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(d) Issuer is in default.

(e) All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(g) Amount rounds to less than 0.1%.

(m) All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ARM     Adjustable Rate Mortgage.
CMO     Collateralized Mortgage Obligation.
FRN     Floating Rate Note. The rate shown is the rate in effect as of December 31, 2005.
GO      General Obligation.
HB      High Coupon Bonds (a.k.a. "Oettes") represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities.
        Unlike IO's the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the REMIC trust and allocating them to the small principal of the HB class.
IF      Inverse Floaters represent securities that pay interest at a rate that increases
        (decreases) with a decline (incline) in a specified index.
IO      Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
PO      Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
STRIPS  Separate Trading of Registered Interest and Principal Securities.
SUB     Step-Up Bond. The rate shown is the rate in effect as of December 31, 2005.
VAR     Variable. The interest rate shown is the rate in effect at December 31, 2005.

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2005

ASSETS:
Investments in non-affiliates, at value.....................    $316,549,696
Investments in affiliates, at value.........................      30,943,311
                                                                ------------
Total investment securities, at value.......................     347,493,007
Cash........................................................          44,767
Receivables:
  Investment securities sold................................           2,383
  Portfolio shares sold.....................................         622,832
  Interest and dividends....................................       1,990,726
                                                                ------------
Total Assets................................................     350,153,715
                                                                ------------
LIABILITIES:
Payables:
  Collateral for securities lending program.................      22,519,466
  Investment securities purchased...........................           2,715
  Portfolio shares redeemed.................................          95,376
Accrued liabilities:
  Investment advisory fees..................................         143,632
  Administration fees.......................................          40,531
  Other.....................................................          12,962
                                                                ------------
Total liabilities...........................................      22,814,682
                                                                ------------
NET ASSETS..................................................    $327,339,033
                                                                ============
NET ASSETS:
Paid in capital.............................................    $315,796,078
Accumulated undistributed (distributions in excess of) net
  investment income.........................................      12,738,872
Accumulated net realized gains (losses) from investments....      (1,155,682)
Net unrealized appreciation (depreciation) from
  investments...............................................         (40,235)
                                                                ------------
Net Assets..................................................    $327,339,033
                                                                ============
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)...........      29,080,620
                                                                ============
Net asset value, offering and redemption price per share
  (unlimited amount authorized, no par value)...............    $      11.26
Cost of investments.........................................    $347,533,242
Market value of securities on loan..........................    $ 22,137,851

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 24

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividend income from affiliates (a).........................    $  1,292,272
Interest income.............................................      13,472,494
Income from securities lending (net)........................          32,135
                                                                ------------
Total investment income.....................................      14,796,901
                                                                ------------
EXPENSES:
Investment advisory fees....................................       1,679,282
Administrative fees.........................................         411,514
Custodian fees..............................................           9,521
Professional fees...........................................          37,642
Trustees' fees..............................................           1,312
Transfer agent fees.........................................           5,791
Other.......................................................          52,291
                                                                ------------
Total expenses..............................................       2,197,353
                                                                ------------
Less amounts waived.........................................        (118,574)
Less earnings credits.......................................          (1,805)
                                                                ------------
  Net expenses..............................................       2,076,974
                                                                ------------
Net investment income (loss)................................      12,719,927
                                                                ------------
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments.....................    $   (496,662)
Change in net unrealized appreciation (depreciation) of
  investments...............................................      (5,583,304)
                                                                ------------
Net realized/unrealized gains (losses)......................      (6,079,966)
                                                                ------------
Change in net assets resulting from operations..............    $  6,639,961
                                                                ============
(a) Includes reimbursements of investment advisory and
  administration fees.......................................    $    170,926
                                                                ------------

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004
                                                              ------------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income (loss)..............................  $ 12,719,927    $  9,661,234
  Net realized gain (loss) on investments...................      (496,662)         61,019
  Change in net unrealized appreciation (depreciation) of
    investments.............................................    (5,583,304)     (1,659,619)
                                                              ------------    ------------
Change in net assets resulting from operations..............     6,639,961       8,062,634
                                                              ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................    (9,957,150)     (9,937,959)
                                                              ------------    ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   119,235,411      61,600,133
  Dividends reinvested......................................     9,957,150       9,937,959
  Cost of shares redeemed...................................   (33,497,005)    (24,448,806)
                                                              ------------    ------------
Change in net assets from capital transactions..............    95,695,556      47,089,286
                                                              ------------    ------------
NET ASSETS:
  Change in net assets......................................    92,378,367      45,213,961
  Beginning of period.......................................   234,960,666     189,746,705
                                                              ------------    ------------
  End of period.............................................  $327,339,033    $234,960,666
                                                              ============    ============
Accumulated undistributed (distributions in excess of) net
  investment income.........................................  $ 12,738,872    $  9,942,964
                                                              ============    ============
SHARE TRANSACTIONS:
  Issued....................................................    10,620,278       5,419,129
  Reinvested................................................       910,993         879,465
  Redeemed..................................................    (2,978,384)     (2,154,170)
                                                              ------------    ------------
Change in shares............................................     8,552,887       4,144,424
                                                              ============    ============

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 26

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2002           2001
                                          ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD....    $  11.45       $  11.58       $  11.83       $  10.80       $  10.57
                                            --------       --------       --------       --------       --------
INVESTMENT OPERATIONS:
  Net investment income (loss)..........        0.40           0.46           0.59           0.70           0.69
  Net realized and unrealized gains
    (losses) on investments.............       (0.14)          0.01          (0.15)          0.37           0.23
                                            --------       --------       --------       --------       --------
    Total from investment operations....        0.26           0.47           0.44           1.07           0.92
                                            --------       --------       --------       --------       --------
DISTRIBUTIONS:
  Net investment income.................       (0.45)         (0.60)         (0.69)            --(a)       (0.69)
  Net realized gains....................          --             --             --          (0.04)            --
                                            --------       --------       --------       --------       --------
    Total distributions.................       (0.45)         (0.60)         (0.69)         (0.04)         (0.69)
                                            --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD..........    $  11.26       $  11.45       $  11.58       $  11.83       $  10.80
                                            ========       ========       ========       ========       ========
TOTAL RETURN............................        2.39%          4.13%          3.87%          9.99%          8.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).......    $327,339       $234,961       $189,747       $167,767       $138,259
RATIOS TO AVERAGE NET ASSETS:
  Net expenses..........................        0.74%(b)       0.75%          0.75%          0.75%          0.75%
  Net investment income (loss)..........        4.54%          4.79%          5.50%          6.38%          6.57%
  Expenses without waivers,
    reimbursements and earnings
    credits.............................        0.79%          0.79%          0.81%          0.81%          0.79%
PORTFOLIO TURNOVER RATE.................          17%            15%            21%            26%            23%

------------

(a)  Amount less than $0.01.

(b) Effective September 1, 2005, the contractual expense limitation percentage is 0.73%.

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   JPMorgan Investment Trust (formerly One Group Investment Trust) (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The Bond Portfolio is a separate Portfolio of the Trust (the "Portfolio").

   Effective May 1, 2005, the Board of Trustees approved the name change from One Group Investment Trust Bond Portfolio to JPMorgan Investment Trust Bond Portfolio.

   Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS

     Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in less than 61 days), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

     B. REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

     C. SECURITIES LENDING

     To generate additional income, the Portfolio may lend up to 33 1/3% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities ("U.S. government securities"). JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Portfolio, serves as lending agent to the Portfolio pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending Agreement"). The Securities Lending Agreement was effective with respect to the Bond Portfolio on December 6, 2004 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005.

     Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 28

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for use of the cash collateral. For loans secured by US government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and fees) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

     Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to
     (i) 0.06%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 0.1142%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period from the effective date of the Agreement through December 31, 2005, JPMCB voluntarily reduced its fees to: (i) 0.05% for each Loan of U.S. Securities and (ii) 0.10% for each Loan of non-U.S. Securities, respectively.

     As of December 31, 2005, the Portfolio had securities with the following market values on loan, received the following collateral for the period then ended and paid the following amounts to related party affiliates:

 LENDING      MARKET      MARKET VALUE
  AGENT      VALUE OF      OF LOANED
FEES PAID   COLLATERAL     SECURITIES
---------   -----------   ------------
 $16,057    $22,519,466   $22,137,851

     Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from any losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

     Purchases of when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio's policy to segregate assets with a current value at least equal to the amount of its when-issued or delayed delivery purchase commitments.

     E. ALLOCATION OF EXPENSES

     Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

     F. FEDERAL INCOME TAXES

     The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended ("the Code") applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Internal Revenue Code.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts:

                     ACCUMULATED      ACCUMULATED
                   UNDISTRIBUTED/     NET REALIZED
                  (OVERDISTRIBUTED)   GAIN (LOSS)
                   NET INVESTMENT          ON
PAID-IN-CAPITAL        INCOME         INVESTMENTS
---------------   -----------------   ------------
      $--              $33,131          $(33,131)

     The reclassifications for the Portfolio relates primarily to the tax treatment of paydown gains and losses.

     The Portfolio may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE

     Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the "Advisor") (formerly known as Banc One Investment Advisors Corporation) acts as the investment advisor to the Portfolio. The Advisor is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio's average daily net assets at an annual fee of 0.60%.

     The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administrative fees are waived and/or reimbursed to the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio's investment in an affiliated money market fund.

     B. ADMINISTRATION FEE

     Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator") (formerly One Group Administrative Services, Inc.), an indirect, wholly-owned subsidiary of JPMorgan provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

     JPMCB provides portfolio fund accounting services for the Portfolio and receives a portion of the fees payable to the Administrator.

     Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS") began serving as the Portfolio's Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS" served as the Portfolio's Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

     C. DISTRIBUTION FEES

     Effective May 1, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trust's exclusive underwriter and promotes and arranges for the sale of the Portfolio's shares. The Distributor receives no compensation in its capacity as the Portfolio's underwriter.

     D. CUSTODIAN FEES

     JPMCB provides portfolio custody services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody services are included in custodian fees in the Statement of Operations. The custodian fees may be reduced by

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 30

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

     E. WAIVERS AND REIMBURSEMENTS

     The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.73% (0.75% prior to September 1, 2005) of the Portfolio's average daily net assets.

     The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The new expense limitation will be in place until at least April 30, 2007.

     For the year ended December 31, 2005, the Portfolio's Advisor waived investment advisory fees for the Portfolio in the amount of $118,574. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

     F. OTHER

     Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Portfolio for serving in their respective roles.

     The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

     During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

     The Portfolio may use related party brokers/dealers. For the year ended December 31, 2005, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

     The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

   During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows:

       PURCHASES            SALES
       (EXCLUDING         (EXCLUDING       PURCHASES OF        SALES OF
    U.S. GOVERNMENT)   U.S. GOVERNMENT)   U.S. GOVERNMENT   U.S. GOVERNMENT
    ----------------   ----------------   ---------------   ---------------
      $122,218,662       $36,655,589        $20,027,501       $5,420,685

5. FEDERAL INCOME TAX MATTERS

   For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows:

                  GROSS          GROSS       NET UNREALIZED
 AGGREGATE      UNREALIZED     UNREALIZED     APPRECIATION
    COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
------------   ------------   ------------   --------------
$347,533,242    $5,199,061    $(5,239,296)      $(40,235)

   There is no difference between book and tax basis unrealized appreciation/(depreciation) on investments.

   The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

                    TOTAL
   ORDINARY        TAXABLE
    INCOME      DISTRIBUTIONS
   --------     -------------
  $9,957,150     $9,957,150

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                    TOTAL
   ORDINARY        TAXABLE
    INCOME      DISTRIBUTIONS
   --------     -------------
  $9,937,959     $9,937,959

   As of December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

                       CURRENT
                    DISTRIBUTABLE
                      LONG-TERM
     CURRENT       CAPITAL GAIN OR
  DISTRIBUTABLE       TAX BASIS         UNREALIZED
    ORDINARY        CAPITAL LOSS       APPRECIATION
     INCOME           CARRYOVER       (DEPRECIATION)
  -------------    ---------------    --------------
   $12,749,943        $(624,157)         $(40,235)

   The cumulative timing differences primarily consist of deferred compensation, defaulted bond interest and post October loss deferrals.

   As of December 31, 2005, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

        EXPIRES
  --------------------
    2011        2012       TOTAL
    ----        ----       -----

  $399,943    $224,214    $624,157

   Net capital losses after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's net taxable year. For the year ended December 31, 2005, the Portfolio deferred to January 1, 2006 post October capital losses of $531,525. During the year ended December 31, 2005, the Portfolio utilized capital loss carryovers of $1,732.

6. BORROWINGS

   Effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

   As of December 31, 2005, the Portfolio had no outstanding borrowings from the unsecured uncommitted credit facility.

7. CONCENTRATIONS AND INDEMNIFICATIONS

   In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote. From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 32

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Investment Trust Bond Portfolio, formerly One Group Investment Trust Bond Portfolio (a Portfolio of JPMorgan Investment Trust hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2006

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED)

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO (SINCE)            DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong       Retired; Vice President &                118           None.
(1941); Trustee            Treasurer of Ingersoll-Rand
since 2005; Trustee of     Company (manufacturer of
JPMorgan Funds since       industrial equipment)
1987.                      (1972-2000).


Roland R. Eppley, Jr.      Retired; President & Chief               118           None.
(1932); Trustee            Executive Officer, Eastern
since 2005; Trustee of     States Bankcard (1971-1988).
JPMorgan Funds since
1989.


John F. Finn               President and Chief Executive            117*          Director, Cardinal Health, Inc
(1947); Trustee            Officer of Gardner, Inc.                               (CAH) (1994-present); Director,
since 1998.                (wholesale distributor to                              The Crane Group (2003-present);
                           outdoor power equipment                                Chairman, The Columbus
                           industry) (1979-present).                              Association for the Performing
                                                                                  Arts (CAPA) (2003-present).


Dr. Matthew Goldstein      Chancellor of the City                   118           Director, Albert Einstein
(1941); Trustee            University of New York                                 School of Medicine
since 2005; Trustee of     (1999-present); President,                             (1998-present); Director of New
JPMorgan Funds since       Adelphi University (New York)                          Plan Excel Realty Trust, Inc.
2003.                      (1998-1999).                                           (real estate investment trust)
                                                                                  (2000- present); Director of
                                                                                  Lincoln Center Institute for
                                                                                  the Arts in Education
                                                                                  (1999-present).


Robert J. Higgins          Retired; Director of                     118           None.
(1945);                    Administration of the State of
Trustee since 2005;        Rhode Island (2003-2004);
Trustee of JPMorgan        President - Consumer Banking
Funds since 2002.          and Investment Services, Fleet
                           Boston Financial (1971-2001).


Peter C. Marshall          Self-employed business                   117*          None.
(1942); Trustee since      consultant (2002-present);
1994.                      Senior Vice President, W.D.
                           Hoard, Inc. (corporate parent
                           of DCI Marketing, Inc.)
                           (2000-2002); President, DCI
                           Marketing, Inc. (1992-2000).


Marilyn McCoy              Vice President of                        117*          Trustee, Mather LifeWays (1994-
(1948); Trustee since      Administration and Planning,                           present); Trustee, Carleton
1999.                      Northwestern University                                College (2003-present).
                           (1985-present).


William G. Morton, Jr.     Retired; Chairman Emeritus               118           Director of Radio Shack
(1937); Trustee since      (2001-2002), and Chairman and                          Corporation (electronics)
2005; Trustee of           Chief Executive Officer, Boston                        (1987-present); Director of The
JPMorgan Funds since       Stock Exchange (1985-2001).                            National Football Foundation
2003.                                                                             and College Hall of Fame (1994-
                                                                                  present); Trustee of the
                                                                                  Stratton Mountain School
                                                                                  (2001-present).


Robert A. Oden, Jr.        President, Carleton College              117*          Director, American University
(1946); Trustee since      (2002-present); President,                             in Cairo.
1997.                      Kenyon College (1995-2002).


JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 34

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED), CONTINUED

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO (SINCE)            DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
Fergus Reid, III (1932);   Chairman of Lumelite                     118           Trustee of Morgan Stanley Funds
Trustee (Chairman) since   Corporation (plastics                                  (198 portfolios)
2005; Trustee of           manufacturing) (2003- present);                        (1995-present).
JPMorgan Funds since       Chairman and Chief Executive
1987.                      Officer of Lumelite Corporation
                           (1985-2002).


Frederick W. Ruebeck       Advisor, Jerome P. Green &               117*          Director, AMS Group (2001-
(1939); Trustee since      Associates, LLC (broker-dealer)                        present); Trustee, Wabash
1994.                      (2002-present); Chief                                  College (1988-present);
                           Investment Officer, Wabash                             Chairman, Indianapolis Symphony
                           College (2004-present);                                Orchestra Foundation
                           self-employed consultant                               (1994-present).
                           (January 2000-present);
                           Director of Investments, Eli
                           Lilly and Company (1988-1999).


James J. Schonbachler      Retired; Managing Director of            118           None.
(1943); Trustee since      Bankers Trust Company
2005; Trustee of           (financial services)
JPMorgan Funds since       (1968-1998).
2001.

INTERESTED TRUSTEE


Leonard M. Spalding,       Retired; Chief Executive                 118           Director, Glenview Trust
Jr.** (1935); Trustee      Officer of Chase Mutual Funds                          Company, LLC (2001-present);
since 2005; Trustee of     (investment company)                                   Trustee, St. Catherine College
JPMorgan Funds since       (1989-1998); President & Chief                         (1998-present); Trustee,
1998.                      Executive Officer of Vista                             Bellarmine University (2000-
                           Capital Management (investment                         present); Director,
                           management) (1990-1998); Chief                         Springfield-Washington County
                           Investment Executive of Chase                          Economic Development Authority
                           Manhattan Private Bank                                 (1997-present); Trustee, Marion
                           (investment management)                                and Washington County, Kentucky
                           (1990-1998).                                           Airport Board (1998-present);
                                                                                  Trustee, Catholic Education
                                                                                  Foundation (2005-present).

------------

(1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan
     Funds Complex for which the Board of Trustees includes nine registered investment companies (118 funds) as of December 31, 2005.
  *  This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (117 funds) as of December 31, 2005.
 **  Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED)

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO (SINCE)                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
George C.W. Gatch (1962),      Managing Director of JPMorgan Investment Management Inc.;
President (2004)               Director and President, JPMorgan Distribution Services, Inc.
                               and JPMorgan Funds Management, Inc. since 2005; Mr. Gatch is
                               CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo
                               Bank, as well as positions in business management, marketing and sales.


Robert L. Young (1963),        Director and Vice President of JPMorgan Distribution
Senior Vice President          Services, Inc. and JPMorgan Funds Management, Inc.; Chief
(2004)*                        Operating Officer, JPMorgan Funds since 2005, and One Group
                               Mutual Funds from 2001 until 2005. Mr. Young was Vice
                               President and Treasurer, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services) and Vice
                               President and Treasurer, JPMorgan Distribution Services,
                               Inc. (formerly One Group Dealer Services, Inc.) from 1999 to
                               2005.


Patricia A. Maleski (1960),    Vice President, JPMorgan Funds Management, Inc.; previously,
Vice President and Chief       Treasurer, JPMorgan Funds and Head of Funds Administration
Administrative Officer         and Board Liaison. Ms. Maleski was the Vice President of
(2004)                         Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan
                               Funds, prior to joining J.P. Morgan Chase & Co. in 2001.


Stephanie J. Dorsey (1969),    Vice President, JPMorgan Funds Management, Inc.; Director of
Treasurer (2004)*              Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services), from 2004 to
                               2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly
                               Bank One Corporation) from 2003 to 2004; prior to joining
                               Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.


Stephen M. Ungerman (1953),    Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman
Senior Vice President, Chief   was head of Fund Administration - Pooled Vehicles from 2000
Compliance Officer (2004)      to 2004. Mr. Ungerman held a number of positions in
                               Prudential Financial's asset management business prior to
                               2000.


Paul L. Gulinello (1950),      Vice President and Anti Money Laundering Compliance Officer
AML Compliance Officer         for JPMorgan Asset Management Americas, additionally
(2005)                         responsible for personal trading and compliance testing
                               since 2004; Treasury Services Operating Risk Management and
                               Compliance Executive supporting all JPMorgan Treasury
                               Services business units from July 2000 to 2004.


Stephen M. Benham (1959),      Vice President and Assistant General Counsel, JPMorgan Chase
Secretary (2005)               & Co. since 2004; Vice President (Legal Advisory) of Merrill
                               Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to
                               2000.


Elizabeth A. Davin (1964),     Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2004)*    & Co. since 2005; Senior Counsel, JPMorgan Chase & Co.
                               (formerly Bank One Corporation) from 2004-2005; Assistant
                               General Counsel and Associate General Counsel and Vice
                               President, Gartmore Global Investments, Inc. from 1999 to
                               2004.


Jessica K. Ditullio (1962),    Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2000)*    & Co. since 2005; Ms. Ditullio has served as an attorney
                               with various titles for JPMorgan Chase & Co. (formerly Bank
                               One Corporation) since 1990.


Nancy E. Fields (1949),        Vice President, JPMorgan Funds Management, Inc. and JPMorgan
Assistant Secretary (2000)*    Distribution Services, Inc.; from 1999-2005, Director,
                               Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services, Inc.) and
                               Senior Project Manager, Mutual Funds, JPMorgan Distribution
                               Services, Inc. (formerly One Group Dealer Services, Inc.).


Ellen W. O'Brien (1957),       Assistant Vice President, JPMorgan Investor Services, Co.,
Assistant Secretary (2005)**   responsible for Blue Sky registration; Ms. O'Brien has
                               served in this capacity since joining the firm in 1991.


Suzanne E. Cioffi (1967),      Vice President, JPMorgan Funds Management, Inc., responsible
Assistant Treasurer (2005)     for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration
                               conversion projects during the past five years.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 36

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED), CONTINUED

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO (SINCE)                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------


Christopher D. Walsh (1965),   Vice President, JPMorgan Funds Management, Inc., Mr. Walsh
Assistant Treasurer (2004)     has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the
                               mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual
                               Fund Administration at Prudential Investments from 1996 to
                               2000.

Arthur A. Jensen (1966),       Vice President, JPMorgan Funds Management, Inc. since April
Assistant Treasurer (2005)*    2005; formerly, Vice President of Financial Services of
                               BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting
                               Supervisor at Allstate Insurance Company prior to 2001.


------------

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

 * The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA
   02108.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
DECEMBER 31, 2005

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but no the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

ACTUAL EXPENSES
The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies or Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                                       EXPENSES PAID
                                                  BEGINNING           ENDING           DURING PERIOD     ANNUALIZED
                                                ACCOUNT VALUE,    ACCOUNT VALUE,      JULY 1, 2005 TO     EXPENSE
                                                 JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005     RATIO
                                                --------------   -----------------   -----------------   ----------
Actual........................................    $1,000.00          $1,000.00             $3.73            0.74%
Hypothetical..................................    $1,000.00          $1,021.48             $3.77            0.74%

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein ("Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Portfolios' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio's performance against the Portfolio's peers and benchmarks and analyses by the Adviser of the Portfolio's performance. In addition, with respect to all funds, except the money market funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio's expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF"), an affiliate of the Adviser, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, the benefits to the Portfolio of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER
At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded funds managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

FALL-OUT BENEFITS
The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMF, an affiliate of the Adviser, is expected to earn fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

ECONOMIES OF SCALE
The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of the Trust's assets, advised by the Adviser, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

INDEPENDENT WRITTEN EVALUATION OF THE PORTFOLIO'S CHIEF COMPLIANCE OFFICER
The Trustees noted that, upon their direction, the Chief Compliance Officer for the Investment Trust Bond Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement.

FEES RELATIVE TO ADVISER'S OTHER CLIENTS
The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Adviser's other clients were reasonable.

INVESTMENT PERFORMANCE
The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Portfolio's Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio's performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's investment performance is summarized below:

The Trustees recognized that although the one-year performance of the Investment Trust Bond Portfolio lagged that of its Universe Group, the Portfolio's three and five year performance had been better than or within a reasonable range of the median of its Universe Group. The Trustees concluded after review and discussion that the change in performance did not result from investment management issues that required action and found such performance record acceptable.

ADVISORY FEES AND EXPENSE RATIOS
The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 40

JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

Portfolio. The Trustees recognized that Lipper reported the Portfolio's management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's advisory fees and expense ratios is summarized below:

The Trustees noted that the Investment Trust Bond Portfolio's contractual and net advisory fees were higher than the majority of its Peer Group and Universe Group, respectively, as were the total actual expenses when compared to the Universe Group. However, after considering the Adviser's agreement to implement expense limitations equal to the Lipper median for the Portfolio's Universe Group, the Trustees concluded that the advisory fee was reasonable.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST BOND PORTFOLIO
--------------------------------------------------------------------------------

TAX LETTER (UNAUDITED)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio's income and distributions for the taxable year ended December 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

For the year ended December 31, 2005, the percentage of income earned from direct U.S. Treasury Obligations for the Portfolio was 26.39%.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005
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JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS SERVICE CENTER AT 1-800-480-4111 FOR A PORTFOLIO PROSPECTUS. YOU CAN ALSO VISIT US AT WWW.JPMORGANFUNDS.COM. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its portfolio holdings as of the last day that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or in the variable insurance portfolio section of www.jpmorganfunds.com no later than August 31 of each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.



                                                                [JPMORGAN LOGO]
                                                                Asset Management




AN-JPMITBP-1205

                        ANNUAL REPORT DECEMBER 31, 2005






                                    JPMorgan
                                   Investment
                                      Trust




               JPMorgan Investment Trust Government Bond Portfolio














NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE                           [JPMORGAN LOGO]
This material must be preceded or accompanied by a current prospectus.          Asset Management

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

TABLE OF CONTENTS


President's Letter .........................................    2

Portfolio Commentary .......................................    4

Schedule of Portfolio Investments ..........................    6

Statement of Assets and Liabilities ........................   10

Statement of Operations ....................................   11

Statement of Changes in Net Assets .........................   12

Financial Highlights .......................................   13

Notes to Financial Statements ..............................   14

Report of Independent Registered Public Accounting Firm.....   20

Trustees ...................................................   21

Officers ...................................................   23

Schedule of Shareholder Expenses ...........................   25

Board Approval of Investment Advisory Agreements............   26

Tax Letter..................................................   29


HIGHLIGHTS

- Economy perseveres as Fed stays the course.

- Labor markets advance.

- Bond markets remained lethargic.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively "Policies") offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans ("Eligible Plans"). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------
PRESIDENT'S LETTER (UNAUDITED)                                  JANUARY 10, 2006

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Investment Trust Government Bond Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2005, along with a report from the Portfolio Managers.

ECONOMY PERSEVERES AS FED STAYS THE COURSE
Throughout 2005, the Federal Reserve continued to raise its target rate for overnight lending, while the yield curve continued to flatten. By year-end, the spread between the benchmark two- and 10-year Treasuries narrowed 115 basis points (bps) to end the year slightly inverted by 1 bp.

During the first quarter, the Fed raised its target rate for overnight lending for a seventh-consecutive time in March, pushing the fed funds rate to 2.75% at quarter end. The yield curve flattened further, as interest rates on short and intermediate maturities increased and rates on the longest-maturity securities remained relatively flat. Given the relative stability in longer-term interest rates, long-term bonds were the best performers for the quarter.

The second quarter saw the Fed continue to raise short-term interest rates with two 25-bp increases in the fed funds rate, which ended the quarter at 3.25%. Despite the Fed's action, the bond market rallied on higher oil prices, mixed economic news and the downgrade of Ford and General Motors bonds to below-investment grade. The Fed's continued tightening at the short end of the yield curve didn't affect yields at the longer end. The yields on the two- and 10-year Treasuries declined 14 and 57 bps, respectively, causing the yield curve to continue to flatten. The rally at the longer end of the yield curve meant that longer-term bonds were the leading performers for the quarter.

It was a roller coaster ride for fixed income investors during the third quarter. Bonds sold off in July on signs of continued economic momentum, before rallying in August as Hurricane Katrina brought ambiguity to the financial outlook. Although some investors interpreted the destruction to the Gulf Coast area as a drag on growth, others focused on the inflationary implications of soaring gasoline and commodity prices. In September the markets reversed course again, as the Fed maintained a hawkish tone and raised the fed funds rate for an 11th-consecutive time to 3.75%. By quarter end, the 10-year Treasury yielded 4.32%, 40 bps higher than at the start of the quarter.

Despite multiple signs of cooling in the housing market, the economy continued to display resilience as 2005 drew to a close. Third-quarter gross domestic product (GDP) growth, which originally had been reported at 3.8%, was revised to 4.1% annualized, representing the fastest growth rate since the first quarter of 2004.

LABOR MARKETS ADVANCE
The labor market gained momentum as effects from the devastating hurricane season dwindled as the year progressed. Jobless claims declined steadily throughout the year, and the nation's unemployment rate finished 2005 at 4.9%, compared to 5.4% in December 2004. Perhaps the most robust sector proved to be manufacturing, as the ISM manufacturing survey remained at elevated levels throughout most of 2005.

BOND PERFORMANCE LACKLUSTER
Overall, the taxable and tax-exempt bond markets remained lethargic throughout the year, with little movement beyond the short end of the yield curve. Concerns about the magnitude of the Fed's tightening campaign, the economic impact of higher energy prices and the possibility of higher inflation kept many investors out of the market. In addition, the flattening of the yield curve and a lack of valuation did little to inspire investors.

LONG-TERM RATES UP, BUT CURVE STILL FLAT
After remaining relatively stable during the first six months of 2005, yields on longer-term bonds headed up in the second half of 2005, but at a muted pace. For example, the yield on the two-year Treasury increased 75 bps in the second half of the year, while the yield on the 10-year Treasury increased 45 bps.

To see the full impact of the curve flattening, one needs to look at the interest rate changes for the entire year. For 2005, the two-year Treasury yield increased by more than 133 bps, while the 10-year Treasury yield rose by only 29 bps. The long end of the curve, as represented by the 30-year Treasury, actually declined by approximately 30 bps. The flattening trend equated to positive returns for portfolios exhibiting barbell strategies.

Broad market indexes, such as the Lehman Aggregate Index, posted positive total returns in 2005. This represents the sixth-consecutive year of positive returns, but the lowest since 1999.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

PRESIDENT'S LETTER (UNAUDITED), CONTINUED

RATES TO PEAK SOON
The bond market currently expects another 25-bp rate hike at the Fed's January meeting (Alan Greenspan's last as Fed chairman) and puts a 50% chance of additional tightening at the March meeting. The yield curve continues to flirt with inversion as the two- and 10-year Treasuries hover at the 4.40% level. If the flat curve persists, liquidity could suffer, as traditional "carry"(1) investors leave the market, and wider spreads may emerge. But if rates stabilize and core inflation remains under control, the stage could be set for a decent market recovery.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

/s/George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

------------
(1 )"Carry" investors are those who take advantage of lower short-term rates versus higher long-term rates by borrowing short and lending, or investing, long to pick up the yield difference.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED)

Q. HOW DID THE PORTFOLIO PERFORM?
A. For the 12 months ended December 31, 2005, the JPMorgan Investment Trust Government Bond Portfolio posted a total return of 3.08%, compared to 2.65% for its benchmark, the Lehman Brothers Government Bond Index.

Q. WHY DID THE PORTFOLIO PERFORM THIS WAY?
A. The yield curve flattened throughout the year as short-term rates headed up along with the federal funds rate, and longer-term rates remained relatively stable or declined. The yield on the two-year Treasury increased 133 basis points (bps) in the year, while the yield on the 10-year Treasury advanced only 17 bps. The yield on the 30-year Treasury declined 29 bps for the 12-month period. The spread between the two-year and 10-year Treasury narrowed from 115 bps on December 31, 2004, to even on December 31, 2005. Similarly, the spread between the two-year and 30-year Treasury declined from 176 bps to 13 bps during the same time period.

The rising-rate environment caused bond prices to decline during the period. At the same time, yields increased. The Portfolio's 30-day SEC yield increased from 4.61% on December 31, 2004, to 5.06% on December 31, 2005. The benchmark's yield at year-end was 4.91%.

Q. HOW WAS THE PORTFOLIO MANAGED?
A. We continued to focus on security selection as our primary strategy, looking for attractively valued securities. Our specific security selections in all sectors of the government bond market contributed positively to the Portfolio's one-year return. Specifically, we continued to overweight mortgages in general and well-structured collateralized mortgage obligations (CMOs) in particular. We also underweighted agency securities and Treasury notes and overweighted Treasury strips.

The Portfolio's duration remained within our target range of 5 to 5.25 years throughout the one-year period.

Q. WHAT IS THE OUTLOOK FOR THE PORTFOLIO?
A. The market currently expects another 25-basis point rate hike at the Federal Reserve's January 31 meeting, Alan Greenspan's last as Fed chairman. Beyond that, the market has a 50% probability of additional tightening at the March meeting. The yield curve continues to flirt with inversion, as the two-year and 10-year Treasury hovered at the 4.40% level at year-end. If the flat curve persists, liquidity could suffer, leading to wider spreads.

Although spreads have widened from the historically tight levels of last summer, they remain relatively expensive. In the mortgage sector we continue to favor mortgage-backed securities over agency debentures and seasoned mortgages over new issues.

PORTFOLIO COMPOSITION*
Collateralized Mortgage Obligations.........  45.8%
U.S. Treasury Obligations...................  25.1%
U.S. Government Agency Securities...........  13.7%
Mortgage Pass-Through Securities............  13.2%
Investments Of Cash Collateral For
  Securities Loaned.........................  12.6%
Short-Term Investment.......................   1.5%

--------------------------------------------------------------------------------
* Percentages indicated are based upon net assets as of December 31, 2005. The Portfolio's composition is subject to change.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO COMMENTARY (UNAUDITED), CONTINUED

TEN YEAR PORTFOLIO PERFORMANCE
[GRAPH]                   Value of $10,000 Investment

                                                                                 LEHMAN BROTHERS           LIPPER GENERAL U.S.
                                                GOVERNMENT BOND PORTFOLIO     GOVERNMENT BOND INDEX       GOVERNMENT FUND INDEX
                                                -------------------------     ---------------------       ---------------------
12/95                                                   10000.00                    10000.00                    10000.00
12/96                                                   10269.00                    10423.20                    10358.00
12/97                                                   11262.00                    11421.50                    11302.00
12/98                                                   12086.00                    12546.70                    12189.00
12/99                                                   11928.00                    12264.90                    11863.00
12/00                                                   13359.00                    13888.20                    13271.00
12/01                                                   14301.00                    14893.40                    14156.00
12/02                                                   16054.00                    16606.00                    15569.00
12/03                                                   16462.00                    16999.50                    15840.00
12/04                                                   17226.00                    17590.50                    16373.00
12/05                                                   17757.00                    18056.90                    16783.00

-----------------------------------------------------------------------------------------------------------------------
                                                                                    AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                                                             DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------
                                                                INCEPTION             1             5             10
                                                                   DATE              YEAR          YEAR          YEAR
-----------------------------------------------------------------------------------------------------------------------
  Government Bond Portfolio                                      08/01/94           3.08%         5.86%          5.91%
-----------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE QUOTED IS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. MUTUAL FUNDS ARE SUBJECT TO CERTAIN MARKET RISK. INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA SHOWN. FOR UP-TO-DATE MONTH-END PERFORMANCE INFORMATION PLEASE CALL 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Investment Trust Government Bond Portfolio, the Lehman Brothers Government Bond Index and the Lipper General U.S. Government Fund Index. The performance of the Portfolio assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Brothers Government Bond Index represents the performance of securities issued by the U.S. Government. The Lipper General U.S. Government Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 6

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2005

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS (97.8%):
COLLATERALIZED MORTGAGE OBLIGATIONS (45.8%):
Federal Home Loan Mortgage Corp.
   283,323   Series 1343, Class LA,
               8.00%, 08/15/22..........       288,567
   108,078   Series 1561, Class TA, PO,
               08/15/08.................       102,858
   399,959   Series 1577, Class PV,
               6.50%, 09/15/23..........       414,597
 1,361,486   Series 1584, Class L,
               6.50%, 09/15/23..........     1,403,481
    75,920   Series 1604, Class MB, IF,
               9.68%, 11/15/08..........        77,516
    84,479   Series 1625, Class SC, IF,
               9.93%, 12/15/08..........        87,942
   840,278   Series 1633, Class Z,
               6.50%, 12/15/23..........       873,631
   201,000   Series 1694, Class PK,
               6.50%, 03/15/24..........       211,192
   186,504   Series 1985, Class PL,
               6.50%, 10/17/26 (m)......       187,782
   588,266   Series 1999, Class PU,
               7.00%, 10/15/27..........       609,568
 1,087,232   Series 2031, Class PG,
               7.00%, 02/15/28 (m)......     1,127,181
   905,309   Series 2035, Class PC,
               6.95%, 03/15/28..........       935,246
   750,000   Series 2095, Class PE,
               6.00%, 11/15/28..........       766,540
   203,967   Series 2132, Class PD,
               6.00%, 11/15/27..........       205,894
     9,113   Series 2165, Class PD,
               6.00%, 02/15/28..........         9,155
   207,962   Series 2170, Class PE,
               6.00%, 08/15/13..........       208,011
   333,174   Series 2178, Class PB,
               7.00%, 08/15/29..........       344,332
   315,605   Series 2259, Class ZC,
               7.35%, 10/15/30..........       340,384
   931,040   Series 2345, Class PQ,
               6.50%, 08/15/16..........       963,092
   603,710   Series 2366, Class VG,
               6.00%, 06/15/11..........       611,129
 1,000,000   Series 2367, Class ME,
               6.50%, 10/15/31..........     1,046,002
   113,764   Series 2390, Class DO, PO,
               12/15/31.................        95,602
   883,000   Series 2527, Class BP,
               5.00%, 11/15/17..........       871,943
 5,000,000   Series 2543, Class YX,
               6.00%, 12/15/32 (m)......     5,105,787
 3,230,000   Series 2578, Class PG,
               5.00%, 02/15/18..........     3,185,310
 2,000,000   Series 2626, Class KA,
               3.00%, 03/15/30..........     1,838,834

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Federal Home Loan Mortgage Corp., continued:
   650,000   Series 2631, Class TE,
               4.50%, 02/15/28..........       625,597
   882,084   Series 2647, Class A,
               3.25%, 04/15/32..........       819,013
 2,786,642   Series 2651, Class VZ,
               4.50%, 07/15/18..........     2,623,387
 2,438,000   Series 2656, Class BG,
               5.00%, 10/15/32..........     2,377,562
   410,000   Series 2682, Class LC,
               4.50%, 07/15/32..........       387,977
 2,500,000   Series 2684, Class PD,
               5.00%, 03/15/29..........     2,445,041
 1,250,000   Series 2749, Class TD,
               5.00%, 06/15/21..........     1,233,147
   650,000   Series 2773, Class TB,
               4.00%, 04/15/19..........       590,984
   625,000   Series 2827, Class DG,
               4.50%, 07/15/19..........       593,279
 1,200,000   Series 2827, Class TC,
               5.00%, 10/15/28..........     1,189,876
   956,607   Series 2927, Class GA,
               5.50%, 10/15/34..........       964,107
 1,250,000   Series 2929, Class PC,
               5.00%, 01/15/28..........     1,236,897
 1,088,937   Series R001, Class AE,
               4.38%, 04/15/15..........     1,064,857
Federal Home Loan Mortgage Corp. Structured Pass
Through Securities
 1,080,830   Series T-54, Class 2A,
               6.50%, 02/25/43..........     1,108,512
   630,398   Series T-56, Class A, PO,
               05/25/43.................       528,128
             Federal National Mortgage
               Association
    43,744   Series 1988-16, Class B,
               9.50%, 06/25/18..........        47,443
   177,368   Series 1993-146, Class E,
               PO, 05/25/23.............       150,479
   245,000   Series 1993-155, Class PJ,
               7.00%, 09/25/23..........       259,933
    89,692   Series 1993-197, Class SC,
               IF, 8.30%, 10/25/08......        90,788
    27,596   Series 1993-205, Class H,
               PO, 09/25/23.............        23,407
   257,416   Series 1993-221, Class SG,
               IF, 5.68%, 12/25/08......       251,598
 1,741,508   Series 1993-223, Class PZ,
               6.50%, 12/25/23..........     1,852,430
   928,742   Series 1993-250, Class Z,
               7.00%, 12/25/23..........       960,074
   336,358   Series 1994-12, Class C,
               6.25%, 01/25/09..........       337,292

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Federal Home Loan Mortgage Corp. Structured Pass
  Through Securities, continued:
    30,649   Series 1994-13, Class SM,
               IF, 14.52%, 02/25/09.....        33,075
   500,000   Series 1994-28, Class K,
               6.50%, 08/25/23..........       505,897
 1,358,708   Series 1994-37, Class L,
               6.50%, 03/25/24..........     1,394,893
 6,388,638   Series 1994-72, Class K,
               6.00%, 04/25/24..........     6,553,920
    41,815   Series 1994-76, Class H,
               5.00%, 02/25/24..........        41,699
   144,983   Series 1998-37, Class VB,
               6.00%, 01/17/13..........       145,029
   260,301   Series 1998-46, Class GZ,
               6.50%, 08/18/28..........       263,898
   645,904   Series 1998-58, Class PC,
               6.50%, 10/25/28..........       668,397
 1,289,678   Series 1999-39, Class JH,
               IO, 6.50%, 08/25/29......       250,311
   640,614   Series 2001-4, Class PC,
               7.00%, 03/25/21..........       671,687
 1,953,489   Series 2001-33, Class ID,
               IO, 6.00%, 07/25/31......       410,121
   582,145   Series 2002-2, Class UC,
               6.00%, 02/25/17..........       591,839
 2,000,000   Series 2002-18, Class PC,
               5.50%, 04/25/17..........     2,037,527
 2,000,000   Series 2003-35, Class MD,
               5.00%, 11/25/16..........     1,989,439
 3,000,000   Series 2003-35, Class ME,
               5.00%, 05/25/18 (m)......     2,965,865
 1,250,000   Series 2003-70, Class BE,
               3.50%, 12/25/25..........     1,187,043
 3,600,000   Series 2003-81, Class MC,
               5.00%, 12/25/32..........     3,508,819
   600,000   Series 2003-82, Class VB,
               5.50%, 08/25/33..........       602,885
 2,901,667   Series 2003-128, Class DY,
               4.50%, 01/25/24..........     2,723,468
 1,850,000   Series 2004-2, Class OE,
               5.00%, 05/25/23..........     1,813,257
 1,503,739   Series 2004-75, Class VK,
               4.50%, 09/25/22..........     1,430,777
   110,307   Series G92-44, Class ZQ,
               8.00%, 07/25/22..........       117,224
    46,224   Series G92-66, Class KA,
               6.00%, 12/25/22..........        47,670
Federal National Mortgage Association Whole Loan
 1,032,161   Series 1999-W4, Class A9,
               6.25%, 02/25/29..........     1,031,041
 1,903,412   Series 2002-W7, Class A4,
               6.00%, 06/25/29..........     1,922,737

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Federal National Mortgage Association Whole Loan,
  continued:
 1,032,239   Series 2003-W1, Class 1A1,
               6.50%, 12/25/42..........     1,055,990
   927,961   Series 2005-W1, Class 1A2,
               6.50%, 10/25/44..........       950,571
             Government National
               Mortgage Association
   300,000   Series 1996-6, Class PK,
               6.50%, 09/16/25..........       307,649
   499,028   Series 1998-22, Class PD,
               6.50%, 09/20/28..........       516,859
   159,479   Series 1999-17, Class L,
               6.00%, 05/20/29..........       162,851
 1,031,526   Series 2001-6, Class PM,
               6.50%, 06/16/30..........     1,045,990
 2,500,000   Series 2001-10, Class PE,
               6.50%, 03/16/31 (m)......     2,643,292
 1,000,000   Series 2001-64, Class PB,
               6.50%, 12/20/31..........     1,046,231
 7,172,514   Series 2003-59, Class XA,
               VAR, IO, 0.62%,
               06/16/34.................       635,296
 2,759,774   Series 2003-75, Class BE,
               6.00%, 04/16/28..........     2,825,142
 1,814,036   Series 2004-62, Class VA,
               5.50%, 07/20/15..........     1,831,068
                                          ------------
  Total Collateralized Mortgage
  Obligations (Cost $89,589,401)            89,602,841
                                          ------------
MORTGAGE PASS-THROUGH SECURITIES (13.2%):
Federal Home Loan Mortgage Corp. Gold Pools
   526,102   5.00%, 12/01/13-
               04/01/14.................       521,832
   192,871   5.50%, 03/01/14............       194,378
   366,198   6.00%, 04/01/14-
               02/01/32.................       371,217
 2,223,375   6.50%, 06/01/14-
               04/01/32.................     2,284,550
    65,236   7.00%, 02/01/11............        67,473
   168,317   7.50%, 09/01/10............       173,307
    32,355   8.50%, 12/01/09-
               07/01/28.................        34,834
Federal Home Loan Mortgage Corp. Pools
   122,525   ARM, 5.33%, 04/01/30.......       125,636
   325,793   ARM, 5.36%, 01/01/27.......       335,054
    59,767   9.00%, 12/01/09............        60,409
Federal National Mortgage Association
    13,331   6.50%, 11/01/11............        13,708
Federal National Mortgage Association Pools
 4,582,155   5.00%, 11/01/13-
               11/01/33.................     4,482,910
 8,251,287   5.50%, 11/01/16-
               01/01/34.................     8,206,154

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 8

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
MORTGAGE PASS-THROUGH SECURITIES, continued:
Federal National Mortgage Association Pools,
  continued:
 2,581,009   6.00%, 04/01/13-
               09/01/28.................     2,624,808
   737,881   6.50%, 05/01/13-
               04/01/32.................       761,827
   218,654   7.50%, 02/01/13-
               08/01/30.................       228,046
   673,408   8.00%, 11/01/12-
               01/01/16.................       711,411
Government National Mortgage Association Pools
 4,016,600   ARM, 4.50%, 07/20/34-
               09/20/34.................     3,966,860
    19,224   ARM, 4.75%, 07/20/27.......        19,376
    47,100   6.50%, 03/15/28-
               09/15/28.................        49,317
    98,583   7.00%, 12/15/25-
               06/15/28.................       103,644
    55,372   7.50%, 05/15/23-
               12/20/26.................        58,476
    83,552   7.75%, 07/15/30............        88,803
   284,371   8.00%, 11/20/26-
               10/15/27.................       303,671
    22,967   9.00%, 11/15/24............        25,026
                                          ------------
  Total Mortgage Pass-Through Securities
  (Cost $26,012,214)                        25,812,727
                                          ------------
U.S. GOVERNMENT AGENCY SECURITIES (13.7%):
 1,500,000   Federal Farm Credit Bank
             6.75%, 07/07/09............     1,595,999
             (Cost $26,012,214)
Federal Home Loan Bank System
 4,500,000   5.75%, 08/15/11............     4,700,713
 1,000,000   5.90%, 03/26/09 (c)........     1,033,554
Federal National Mortgage Association STRIPS
 6,000,000   PO, 09/23/20...............     2,882,958
Financing Corp. STRIPS
 2,000,000   PO, 11/02/18...............     1,077,332
 8,000,000   PO, 12/06/18...............     4,288,136
 3,000,000   PO, 10/09/19...............     1,459,074
   630,000   PO, 03/23/28...............       210,014
Resolution Funding Corp. STRIPS
   975,000   PO, 10/15/08...............       863,270
 1,000,000   PO, 10/15/17...............       574,174
 2,000,000   PO, 01/15/20...............     1,025,410
 4,000,000   PO, 07/15/20...............     2,007,324
Tennessee Valley Authority
 5,000,000   Zero Coupon, 07/15/16......     2,977,410
 2,000,000   6.00%, 03/15/13............     2,146,026
                                          ------------
Total U.S. Government Agency Securities
(Cost $23,898,445)                          26,841,394
                                          ------------

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
LONG-TERM INVESTMENTS, CONTINUED:
U.S. TREASURY OBLIGATIONS (25.1%):
U.S. Treasury Bonds
   650,000   6.13%, 11/15/27............       784,367
 2,700,000   7.25%, 05/15/16 (c)........     3,315,306
 1,250,000   8.13%, 08/15/19 (c)........     1,695,801
 2,000,000   9.13%, 05/15/18 (c)........     2,860,156
 2,800,000   10.38%, 11/15/12 (c).......     3,094,437
U.S. Treasury Inflation Indexed Bonds
   572,080   3.50%, 01/15/11............       611,410
 6,163,100   3.63%, 01/15/08............     6,328,493
U.S. Treasury Notes
 2,250,000   4.25%, 08/15/13 (c)........     2,229,874
 2,500,000   5.00%, 08/15/11 (c)........     2,580,370
   200,000   6.00%, 08/15/09 (c)........       210,781
 7,000,000   6.13%, 08/15/07 (c)........     7,185,388
U.S. Treasury STRIPS
 4,000,000   PO, 11/15/09...............     3,368,216
 2,500,000   PO, 08/15/14...............     1,700,682
 2,000,000   PO, 11/15/14...............     1,344,260
 1,750,000   PO, 02/15/15 (c)...........     1,165,206
   500,000   PO, 05/15/15 (c)...........       329,829
   750,000   PO, 08/15/15 (c)...........       487,902
 3,400,000   PO, 11/15/15 (c)...........     2,189,359
15,000,000   PO, 05/15/20 (c)...........     7,737,795
                                          ------------
  Total U.S. Treasury Obligations
(Cost $47,029,849)                          49,219,632
                                          ------------
  Total Long-Term Investments
(Cost $186,529,909)                        191,476,594
                                          ------------
SHORT-TERM INVESTMENT (1.5%):
INVESTMENT COMPANY (1.5%):
 2,874,557   JPMorgan U.S. Government
               Money Market Fund (b)
               (Cost $2,874,557)........     2,874,557
                                          ------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED
  (12.6%):
Repurchase Agreements (12.6%):
 4,921,415   Banc of America Securities
               LLC., 4.26%, dated
               12/30/05, due 01/03/06,
               repurchase price
               $4,923,745 collateralized
               by U.S. Government Agency
               Mortgages................     4,921,415
 4,200,000   Barclays Capital, 4.28%,
               dated 12/30/05, due
               01/03/06, repurchase
               price $4,201,997
               collateralized by U.S.
               Government Agency
               Mortgages................     4,200,000



JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

See notes to financial statements

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
AS OF DECEMBER 31, 2005

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements, continued:
 5,200,000   Lehman Brothers Inc.,
               4.26%, dated 12/30/05,
               due 01/03/06, repurchase
               price $5,202,461
               collateralized by U.S.
               Government Agency
               Mortgages................     5,200,000

  SHARES
    OR
PRINCIPAL
AMOUNT($)       SECURITY DESCRIPTION        VALUE($)
----------   ---------------------------  ------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED,
  CONTINUED:
Repurchase Agreements, continued:
 5,200,000   Morgan Stanley, 4.27%,
               dated 12/30/05, due
               01/03/06, repurchase
               price $5,202,467
               collateralized by U.S.
               Government Agency
               Mortgages................     5,200,000
 5,200,000   UBS Securities LLC., 4.26%,
               dated 12/30/05, due
               01/03/06, repurchase
               price $5,202,461
               collateralized by U.S.
               Government Agency
               Mortgages................     5,200,000
                                          ------------
  Total Investments of Cash Collateral
  for Securities Loaned (Cost
  $24,721,415)..........................    24,721,415
                                          ------------
TOTAL INVESTMENTS (111.9%):
  (Cost $214,125,881)                      219,072,566
LIABILITIES IN EXCESS OF OTHER ASSETS
((11.9)%):                                (23,258,635)
                                          ------------
NET ASSETS (100.0%):                      $195,813,931
                                          ============

------------
Percentages indicated are based on net assets.

Abbreviations:

(b)     Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.
(c)     Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(m)     All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA,
        when-issued securities, delayed delivery securities, and
        reverse repurchase agreements.
ARM     Adjustable Rate Mortgage.
IF      Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index.
IO      Interest Only represents the right to receive the monthly
        interest payment on an underlying pool of mortgage loans.
        The face amount shown represents the par value on the
        generally higher than prevailing market underlying pool. The yields on these securities are yields on other
        mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the
        initial investment will not be fully recouped. These
        securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
PO      Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The
        market value of these securities is extremely volatile in
        response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase,
        the yield on these securities increases.
STRIPS  Separate Trading of Registered Interest and Principal
        Securities.
VAR     Variable. The interest rate shown is the rate in effect at
        December 31, 2005.



JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

See notes to financial statements

 10

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS:
Investments in non-affiliates, at value.....................    $191,476,594
Investments in affiliates, at value.........................       2,874,557
Repurchase agreements, at value.............................      24,721,415
                                                                ------------
Total investment securities, at value.......................     219,072,566
Receivables:
  Investment securities sold................................           3,584
  Portfolio shares sold.....................................         364,694
  Interest and dividends....................................       1,245,405
                                                                ------------
Total Assets................................................     220,686,249
                                                                ------------
LIABILITIES:
Payables:
  Collateral for securities lending program.................      24,721,415
  Portfolio shares redeemed.................................          35,797
Accrued liabilities:
  Investment advisory fees..................................          74,538
  Administration fees.......................................          24,684
  Custodian fees............................................           1,001
  Other.....................................................          14,883
                                                                ------------
Total liabilities...........................................      24,872,318
                                                                ------------
NET ASSETS..................................................    $195,813,931
                                                                ============
NET ASSETS:
Paid in capital.............................................    $181,381,614
Accumulated undistributed (distributions in excess of) net
  investment income.........................................       9,616,252
Accumulated net realized gains (losses) from investments....        (130,620)
Net unrealized appreciation (depreciation) from
  investments...............................................       4,946,685
                                                                ------------
Net Assets..................................................    $195,813,931
                                                                ============
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)...........      17,169,969
Net asset value, offering and redemption price per share
  (unlimited amount authorized, no par value)...............    $      11.40
Cost of investments.........................................    $214,125,881
Market value of securities on loan..........................    $ 24,232,291

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividend income from affiliates(a)..........................    $    89,912
Interest income.............................................     10,772,330
Income from securities lending (net)........................         48,291
                                                                -----------
Total investment income.....................................     10,910,533
                                                                -----------
EXPENSES
Investment advisory fees....................................        918,882
Administrative fees.........................................        300,370
Custodian fees..............................................          3,822
Interest expense............................................             41
Professional fees...........................................         40,073
Trustees' fees..............................................            463
Transfer agent fees.........................................          5,491
Other.......................................................         50,931
                                                                -----------
Total expenses..............................................      1,320,073
                                                                -----------
Less earnings credits.......................................           (720)
                                                                -----------
  Net expenses..............................................      1,319,353
                                                                -----------
Net investment income (loss)................................      9,591,180
                                                                -----------
REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from investments...    $   211,918
Change in net unrealized appreciation (depreciation) of
  investments...............................................     (3,691,230)
                                                                -----------
Net realized/unrealized gains (losses)......................     (3,479,312)
                                                                -----------
Change in net assets resulting from operations..............    $ 6,111,868
                                                                -----------
(a) Includes reimbursements of investment advisory and
  administration fees.......................................    $     5,643
                                                                -----------

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED        YEAR ENDED
                                                                DECEMBER 31,      DECEMBER 31,
                                                                    2005              2004
                                                              ----------------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income (loss)..............................    $  9,591,180      $  9,843,560
  Net realized gain (loss) on investments...................         211,918           (17,402)
  Change in net unrealized appreciation (depreciation) of
    investments.............................................      (3,691,230)         (247,632)
                                                                ------------      ------------
Change in net assets resulting from operations..............       6,111,868         9,578,526
                                                                ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................      (9,946,227)      (10,311,704)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    $ 14,789,507        22,267,254
  Dividends reinvested......................................       9,946,227        10,311,703
  Cost of shares redeemed...................................     (38,413,574)      (30,162,006)
                                                                ------------      ------------
Change in net assets from capital transactions..............     (13,677,840)        2,416,951
                                                                ------------      ------------
NET ASSETS:
  Change in net assets......................................     (17,512,199)        1,683,773
  Beginning of period.......................................     213,326,130       211,642,357
  End of period.............................................    $195,813,931      $213,326,130
                                                                ============      ============
Accumulated undistributed (distributions in excess of) net
  investment income.........................................    $  9,616,252      $  9,949,284
                                                                ------------      ------------
SHARE TRANSACTIONS:
  Issued....................................................       1,296,364         1,931,554
  Reinvested................................................         899,297           902,161
  Redeemed..................................................      (3,367,833)       (2,627,818)
                                                                ------------      ------------
Change in shares............................................      (1,172,172)          205,897
                                                                ============      ============

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2002           2001
                                          ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD....    $  11.63       $  11.67       $  11.92       $  10.62       $  10.50
                                            --------       --------       --------       --------       --------
INVESTMENT OPERATIONS:
  Net investment income (loss)..........        0.58           0.54           0.56           0.55           0.61
  Net realized and unrealized gains
    (losses) on investments.............       (0.25)         (0.01)         (0.26)          0.75           0.12
                                            --------       --------       --------       --------       --------
    Total from investment operations....        0.33           0.53           0.30           1.30           0.73
                                            --------       --------       --------       --------       --------
DISTRIBUTIONS:
  Net investment income.................       (0.56)         (0.57)         (0.55)          --(a)         (0.61)
                                            --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD..........    $  11.40       $  11.63       $  11.67       $  11.92       $  10.62
                                            ========       ========       ========       ========       ========
TOTAL RETURN............................        3.08%          4.64%          2.54%         12.26%          7.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000's)........    $195,814       $213,326       $211,642       $208,305       $151,391
RATIOS TO AVERAGE NET ASSETS:
  Net expenses..........................        0.65%          0.62%          0.62%          0.63%          0.62%
  Net investment income (loss)..........        4.70%          4.65%          4.76%          5.33%          5.93%
  Expenses without waivers,
    reimbursements and earnings
    credits.............................        0.65%          0.63%          0.63%          0.63%          0.62%
PORTFOLIO TURNOVER RATE.................          10%            14%            23%            16%            25%

------------

(a)  Amount rounds to less than $0.01.

See notes to financial statements.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 14

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION

   JPMorgan Investment Trust (formerly One Group Investment Trust) (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The Government Bond Portfolio is a separate Portfolio of the Trust (the "Portfolio").

   Effective May 1, 2005, the Board of Trustees approved the name change from One Group Investment Trust Government Bond Portfolio to JPMorgan Investment Trust Government Bond Portfolio.

   Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS

     Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in less than 61 days), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

     B. REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

     C. SECURITIES LENDING

     To generate additional income, the Portfolio may lend up to 33 1/3% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (collectively, U.S. government securities"). JPMorgan Chase Bank, N.A. ("JPMCB"), an affiliate of the Portfolio, serves as lending agent to the Portfolio pursuant to a Securities Lending Agreement approved by the Board of Trustees (the "Securities Lending Agreement"). The Securities Lending Agreement was effective with respect to the Government Bond Portfolio on October 18, 2004 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     Under the Securities Lending Agreement, JPMCB acting as agent for the Portfolio loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for use of the cash collateral. For loans secured by US government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and fees) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

     Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to
     (i) 0.06%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of U.S. Securities outstanding during a given month under this Lending Agreement; and (ii) 0.1142%, calculated on an annualized basis and accrued daily, based upon the value of Collateral received from Borrowers for each Loan of non-U.S. Securities outstanding during a given month under this Lending Agreement. For the period from the effective date of the Agreement through December 31, 2005, JPMCB voluntarily reduced its fees to: (i) 0.05% for each Loan of U.S. Securities and (ii) 0.10% for each Loan of non-U.S. Securities, respectively.

     As of December 31, 2005, the Portfolio had securities with the following market values on loan, received the following collateral for the period then ended and paid the following amounts to related party affiliates:

 LENDING      MARKET      MARKET VALUE
  AGENT      VALUE OF      OF LOANED
FEES PAID   COLLATERAL     SECURITIES
---------   -----------   ------------
 $15,200    $24,721,415   $24,232,291

     Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from any losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

     Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio's policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

     E. ALLOCATION OF EXPENSES

     Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

     F. FEDERAL INCOME TAXES

     The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 16

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e. that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts:

                  ACCUMULATED UNDISTRIBUTED     ACCUMULATED NET
                      (OVERDISTRIBUTED)       REALIZED GAIN (LOSS)
PAID-IN-CAPITAL     NET INVESTMENT INCOME        ON INVESTMENTS
---------------   -------------------------   --------------------
    $7,633                 $22,015                 $ (29,648)

     The reclassification for the Portfolio relates primarily to the tax treatment of paydown gains and losses.

     The Portfolio may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE

     Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the "Advisor") (formerly known as Banc One Investment Advisors Corporation) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio's average daily net assets at an annual fee rate of 0.45%.

     The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administrative fees are waived and/or reimbursed to the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio's investment in an affiliated money market fund.

     B. ADMINISTRATION FEE

     Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator") (formerly One Group Administrative Services, Inc.), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.18% of the first $250 million of the average daily net assets of the Trust (excluding the Equity Index Portfolio) and 0.14% of the average daily net assets of the Trust in excess of $250 million (excluding the Equity Index Portfolio).

     JPMCB provides portfolio fund accounting services for the Portfolio and receives a portion of the fees payable to the Administrator.

     Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS") began serving as the Portfolio's Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Portfolio's Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

     C. DISTRIBUTION FEES

     Effective May 1, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trust's exclusive underwriter and promotes and arranges for the sale of the Portfolio's shares. The Distributor receives no compensation in its capacity as the Portfolio's underwriter.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     D. CUSTODIAN FEES

     JPMCB provides Portfolio custody services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody services are included in custodian fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

     Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

     E. WAIVERS AND REIMBURSEMENTS

     The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding dividend expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.75% of the Portfolio's average daily net assets.

     The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The expense limitation percentage above is in place until at least April 30, 2006.

     F. OTHER

     Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Portfolio for serving in their respective roles.

     The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

     During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

     The Portfolio may use related party brokers/dealers. For the year ended December 31, 2005, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

     The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS

   During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows:

            PURCHASES            SALES
            (EXCLUDING         (EXCLUDING       PURCHASES OF        SALES OF
         U.S. GOVERNMENT)   U.S. GOVERNMENT)   U.S. GOVERNMENT   U.S. GOVERNMENT
         ----------------   ----------------   ---------------   ---------------
           $17,733,247        $22,997,587        $1,473,254        $5,719,529

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

 18

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

5. FEDERAL INCOME TAX MATTERS

   For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2005, were as follows:

                                                       NET
                     GROSS           GROSS          UNREALIZED
   AGGREGATE       UNREALIZED      UNREALIZED      APPRECIATION
      COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
  ------------    ------------    ------------    --------------
  $214,125,881     $7,115,840     $(2,169,155)      $4,946,685



   There is no difference between book and tax basis unrealized appreciation/(depreciation) on investments.

   The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

                  TOTAL
 ORDINARY        TAXABLE
  INCOME      DISTRIBUTIONS
 --------     -------------
$9,946,227     $9,946,227



   The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                    TOTAL
 ORDINARY          TAXABLE
  INCOME        DISTRIBUTIONS
 --------       -------------
$10,311,704      $10,311,704



   As of December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

                     CURRENT
                  DISTRIBUTABLE
                    LONG-TERM
   CURRENT       CAPITAL GAIN OR
DISTRIBUTABLE       TAX BASIS         UNREALIZED
  ORDINARY        CAPITAL LOSS       APPRECIATION
   INCOME           CARRYOVER       (DEPRECIATION)
-------------    ---------------    --------------
 $9,621,167         $(130,620)        $4,946,685



   The cumulative timing differences primarily consist of deferred compensation.

   As of December 31, 2005, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

EXPIRES
--------
  2012       TOTAL
  ----       -----
$130,620    $130,620

   During the year ended December 31, 2005, the Portfolio utilized capital loss carryovers of $182,270.

6. BORROWINGS

   Effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.


   As of December 31, 2005, the Portfolio had no outstanding borrowings from the unsecured uncommitted credit facility.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

7. CONCENTRATIONS AND INDEMNIFICATIONS

   In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote. From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Investment Trust Government Bond Portfolio, formerly One Group Investment Trust Government Bond Portfolio (a Portfolio of JPMorgan Investment Trust hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2006

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED)

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO                    DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong       Retired; Vice President &                118           None.
(1941); Trustee            Treasurer of Ingersoll-Rand
since 2005; Trustee of     Company (manufacturer of
JPMorgan Funds since       industrial equipment)
1987.                      (1972-2000).


Roland R. Eppley, Jr.      Retired; President & Chief               118           None.
(1932); Trustee            Executive Officer, Eastern
since 2005; Trustee of     States Bankcard (1971-1988).
JPMorgan Funds since
1989.


John F. Finn               President and Chief Executive            117*          Director, Cardinal Health, Inc
(1947); Trustee            Officer of Gardner, Inc.                               (CAH) (1994-present); Director,
since 1998.                (wholesale distributor to                              The Crane Group (2003-present);
                           outdoor power equipment                                Chairman, The Columbus
                           industry) (1979-present).                              Association for the Performing
                                                                                  Arts (CAPA) (2003-present).


Dr. Matthew Goldstein      Chancellor of the City                   118           Director, Albert Einstein
(1941); Trustee            University of New York                                 School of Medicine
since 2005; Trustee of     (1999-present); President,                             (1998-present); Director of New
JPMorgan Funds since       Adelphi University (New York)                          Plan Excel Realty Trust, Inc.
2003.                      (1998-1999).                                           (real estate investment trust)
                                                                                  (2000- present); Director of
                                                                                  Lincoln Center Institute for
                                                                                  the Arts in Education
                                                                                  (1999-present).


Robert J. Higgins          Retired; Director of                     118           None.
(1945);                    Administration of the State of
Trustee since 2005;        Rhode Island (2003-2004);
Trustee of JPMorgan        President - Consumer Banking
Funds since 2002.          and Investment Services, Fleet
                           Boston Financial (1971-2001).


Peter C. Marshall          Self-employed business                   117*          None.
(1942); Trustee since      consultant (2002-present);
1994.                      Senior Vice President, W.D.
                           Hoard, Inc. (corporate parent
                           of DCI Marketing, Inc.)
                           (2000-2002); President, DCI
                           Marketing, Inc. (1992-2000).


Marilyn McCoy              Vice President of                        117*          Trustee, Mather LifeWays (1994-
(1948); Trustee since      Administration and Planning,                           present); Trustee, Carleton
1999.                      Northwestern University                                College (2003-present).
                           (1985-present).


William G. Morton, Jr.     Retired; Chairman Emeritus               118           Director of Radio Shack
(1937); Trustee since      (2001-2002), and Chairman and                          Corporation (electronics)
2005; Trustee of           Chief Executive Officer, Boston                        (1987-present); Director of The
JPMorgan Funds since       Stock Exchange (1985-2001).                            National Football Foundation
2003.                                                                             and College Hall of Fame (1994-
                                                                                  present); Trustee of the
                                                                                  Stratton Mountain School
                                                                                  (2001-present).


Robert A. Oden, Jr.        President, Carleton College              117*          Director, American University
(1946); Trustee since      (2002-present); President,                             in Cairo.
1997.                      Kenyon College (1995-2002).


JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

TRUSTEES (UNAUDITED), CONTINUED

                                                              NUMBER OF FUNDS
                                                                     IN
NAME (YEAR OF BIRTH);                                           FUND COMPLEX
POSITIONS WITH                  PRINCIPAL OCCUPATIONS             OVERSEEN           OTHER DIRECTORSHIPS HELD
THE PORTFOLIO                    DURING PAST 5 YEARS           BY TRUSTEE(1)           OUTSIDE FUND COMPLEX
------------------------   -------------------------------   ------------------   -------------------------------
Fergus Reid, III (1932);   Chairman of Lumelite                     118           Trustee of Morgan Stanley Funds
Trustee (Chairman) since   Corporation (plastics                                  (198 portfolios)
2005; Trustee of           manufacturing) (2003-present);                         (1995-present).
JPMorgan Funds since       Chairman and Chief Executive
1987.                      Officer of Lumelite Corporation
                           (1985-2002).


Frederick W. Ruebeck       Advisor, Jerome P. Green &               117*          Director, AMS Group (2001-
(1939); Trustee since      Associates, LLC (broker-dealer)                        present); Trustee, Wabash
1994.                      (2002-present); Chief                                  College (1988-present);
                           Investment Officer, Wabash                             Chairman, Indianapolis Symphony
                           College (2004-present);                                Orchestra Foundation
                           self-employed consultant                               (1994-present).
                           (January 2000-present);
                           Director of Investments, Eli
                           Lilly and Company (1988-1999).


James J. Schonbachler      Retired; Managing Director of            118           None.
(1943); Trustee since      Bankers Trust Company
2005; Trustee of           (financial services)
JPMorgan Funds since       (1968-1998).
2001.

INTERESTED TRUSTEE


Leonard M. Spalding,       Retired; Chief Executive                 118           Director, Glenview Trust
Jr.** (1935); Trustee      Officer of Chase Mutual Funds                          Company, LLC (2001-present);
since 2005; Trustee of     (investment company)                                   Trustee, St. Catherine College
JPMorgan Funds since       (1989-1998); President & Chief                         (1998-present); Trustee,
1998.                      Executive Officer of Vista                             Bellarmine University (2000-
                           Capital Management (investment                         present); Director,
                           management) (1990-1998); Chief                         Springfield- Washington County
                           Investment Executive of Chase                          Economic Development Authority
                           Manhattan Private Bank                                 (1997- present); Trustee,
                           (investment management)                                Marion and Washington County,
                           (1990-1998).                                           Kentucky Airport Board
                                                                                  (1998-present); Trustee,
                                                                                  Catholic Education Foundation
                                                                                  (2005-present).

------------

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes nine registered investment companies (118 funds) as of December 31, 2005.
  * This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker
     Fund, and therefore oversees eight registered investment companies
     (117 funds) as of December 31, 2005.
 ** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED)

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO (SINCE)                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------
George C.W. Gatch (1962),      Managing Director of JPMorgan Investment Management Inc.;
President (2004)               Director and President, JPMorgan Distribution Services, Inc.
                               and JPMorgan Funds Management, Inc. since 2005; Mr. Gatch is
                               CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo
                               Bank, as well as positions in business management, marketing and sales.


Robert L. Young (1963),        Director and Vice President of JPMorgan Distribution
Senior Vice President          Services, Inc. and JPMorgan Funds Management, Inc.; Chief
(2004)*                        Operating Officer, JPMorgan Funds since 2005, and One Group
                               Mutual Funds from 2001 until 2005. Mr. Young was Vice
                               President and Treasurer, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services) and Vice
                               President and Treasurer, JPMorgan Distribution Services,
                               Inc. (formerly One Group Dealer Services, Inc.) from 1999 to
                               2005.


Patricia A. Maleski (1960),    Vice President, JPMorgan Funds Management, Inc.; previously,
Vice President and Chief       Treasurer, JPMorgan Funds and Head of Funds Administration
Administrative Officer         and Board Liaison. Ms. Maleski was the Vice President of
(2004)                         Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan
                               Funds, prior to joining J.P. Morgan Chase & Co. in 2001.


Stephanie J. Dorsey (1969),    Vice President, JPMorgan Funds Management, Inc.; Director of
Treasurer (2004)*              Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services), from 2004 to
                               2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly
                               Bank One Corporation) from 2003 to 2004; prior to joining
                               Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.


Stephen M. Ungerman (1953),    Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman
Senior Vice President, Chief   was head of Fund Administration - Pooled Vehicles from 2000
Compliance Officer (2004)      to 2004. Mr. Ungerman held a number of positions in
                               Prudential Financial's asset management business prior to
                               2000.


Paul L. Gulinello (1950),      Vice President and Anti Money Laundering Compliance Officer
AML Compliance Officer         for JPMorgan Asset Management Americas, additionally
(2005)                         responsible for personal trading and compliance testing
                               since 2004; Treasury Services Operating Risk Management and
                               Compliance Executive supporting all JPMorgan Treasury
                               Services business units from July 2000 to 2004.


Stephen M. Benham (1959),      Vice President and Assistant General Counsel, JPMorgan Chase
Secretary (2005)               & Co. since 2004; Vice President (Legal Advisory) of Merrill
                               Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to
                               2000.


Elizabeth A. Davin (1964),     Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2004)*    & Co. since 2005; Senior Counsel, JPMorgan Chase & Co.
                               (formerly Bank One Corporation) from 2004-2005; Assistant
                               General Counsel and Associate General Counsel and Vice
                               President, Gartmore Global Investments, Inc. from 1999 to
                               2004.


Jessica K. Ditullio (1962),    Vice President and Assistant General Counsel, JPMorgan Chase
Assistant Secretary (2000)*    & Co. since 2005; Ms. Ditullio has served as an attorney
                               with various titles for JPMorgan Chase & Co. (formerly Bank
                               One Corporation) since 1990.


Nancy E. Fields (1949),        Vice President, JPMorgan Funds Management, Inc. and JPMorgan
Assistant Secretary (2000)*    Distribution Services, Inc.; from 1999-2005, Director,
                               Mutual Fund Administration, JPMorgan Funds Management, Inc.
                               (formerly One Group Administrative Services, Inc.) and
                               Senior Project Manager, Mutual Funds, JPMorgan Distribution
                               Services, Inc. (formerly One Group Dealer Services, Inc.).


Ellen W. O'Brien (1957),       Assistant Vice President, JPMorgan Investor Services, Co.,
Assistant Secretary (2005)**   responsible for Blue Sky registration; Ms. O'Brien has
                               served in this capacity since joining the firm in 1991.


Suzanne E. Cioffi (1967),      Vice President, JPMorgan Funds Management, Inc., responsible
Assistant Treasurer (2005)     for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration
                               conversion projects during the past five years.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS (UNAUDITED), CONTINUED

NAME (YEAR OF BIRTH),
POSITIONS HELD WITH
THE PORTFOLIO (SINCE)                   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------   ------------------------------------------------------------


Christopher D. Walsh (1965),   Vice President, JPMorgan Funds Management, Inc., Mr. Walsh
Assistant Treasurer (2004)     has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the
                               mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual
                               Fund Administration at Prudential Investments from 1996 to
                               2000.

Arthur A. Jensen (1966),       Vice President, JPMorgan Funds Management, Inc. since April
Assistant Treasurer (2005)*    2005; formerly, Vice President of Financial Services of
                               BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting
                               Supervisor at Allstate Insurance Company prior to 2001.


------------

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

 * The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA
   02108.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (UNAUDITED)

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
DECEMBER 31, 2005

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

ACTUAL EXPENSES

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies or Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                  BEGINNING                            EXPENSES PAID
                                                   ACCOUNT           ENDING            DURING PERIOD       ANNUALIZED
                                                    VALUE,       ACCOUNT VALUE,       JULY 1, 2005 TO       EXPENSE
                                                 JULY 1, 2005   DECEMBER 31, 2005    DECEMBER 31, 2005       RATIO
                                                 ------------   -----------------   --------------------   ----------
Actual.........................................   $1,000.00         $  995.60              $3.32              0.66%
Hypothetical...................................   $1,000.00         $1,021.88              $3.36              0.66%

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005
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JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees meetings held in person in July and August 2005, considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein ("Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Portfolio's management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Portfolio, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio's performance against the Portfolio's peers and benchmarks and analyses by the Adviser of the Portfolio's performance. In addition, with respect to all funds, except the money market funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Portfolio's expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF"), an affiliate of the Adviser, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, the benefits to the Portfolio of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER
At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded funds managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

FALL-OUT BENEFITS
The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMF, an affiliate of the Adviser, is expected to earn fees from the Portfolio for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

ECONOMIES OF SCALE
The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of the Trust's assets, advised by the Adviser, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

INDEPENDENT WRITTEN EVALUATION OF THE PORTFOLIO'S CHIEF COMPLIANCE OFFICER
The Trustees noted that, upon their direction, the Chief Compliance Officer for the Investment Trust Government Bond Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement.

FEES RELATIVE TO ADVISER'S OTHER CLIENTS
The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Adviser's other clients were reasonable.

INVESTMENT PERFORMANCE
The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Portfolio's Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio's performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's investment performance is summarized below:

The Trustees noted that the performance of the one, three and five year periods of the Investment Trust Government Bond Portfolio was better than that of its Universe Group median.

ADVISORY FEES AND EXPENSE RATIOS
The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio's management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED), CONTINUED

currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the review of the Portfolio's advisory fees and expense ratios is summarized below:

The Trustees noted that although the Investment Trust Government Bond Portfolio's contractual advisory fee was higher than the median of its Peer Group, the fee was considered reasonable recognizing that the total actual expenses were lower than the median of its Universe Group.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMORGAN INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------

TAX LETTER (UNAUDITED)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio's income and distributions for the taxable year ended December 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

For the year ended December 31, 2005, the percentage of income earned from direct U.S. Treasury Obligations for the Portfolio was 46.21%.

JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

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JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005
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JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005
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JPMORGAN INVESTMENT TRUST             ANNUAL REPORT            December 31, 2005

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc. which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

CONTACT JPMORGAN FUNDS SERVICE CENTER AT 1-800-480-4111 FOR A PORTFOLIO PROSPECTUS. YOU CAN ALSO VISIT US AT WWW.JPMORGANFUNDS.COM. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES AND RISK AS WELL CHARGES AND EXPENSES OF THE MUTUAL FUND BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE MUTUAL FUND. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its portfolio holdings as of the last day that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or in the variable insurance portfolio section of www.jpmorganfunds.com no later than August 31 of each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


                                                                [JPMORGAN LOGO]
                                                                Asset Management




AN-JPMITGB-1205

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THE CODE OF ETHICS IN EFFECT AS OF DECEMBER 31, 2005 IS INCLUDED AS EXHIBIT 12(A)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

          (i) Has at least one audit committee financial expert serving on its audit committee; or

          (ii) Does not have an audit committee financial expert serving on its audit committee.

THE REGISTRANT'S BOARD OF TRUSTEES HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE. THE SECURITIES AND EXCHANGE COMMISSION HAS STATED THAT THE DESIGNATION OR IDENTIFICATION OF A PERSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT PURSUANT TO THIS ITEM 3 OF FORM N-CSR DOES NOT IMPOSE ON SUCH PERSON ANY DUTIES, OBLIGATIONS OR LIABILITIES THAT ARE GREATER THAN THE DUTIES, OBLIGATIONS AND LIABILITIES IMPOSED ON SUCH PERSON AS A MEMBER OF THE AUDIT COMMITTEE AND THE BOARD OF TRUSTEES IN THE ABSENCE OF SUCH DESIGNATION OR IDENTIFICATION.

     (2) If the registrant provides the disclosure required by paragraph
     (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

          (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

          (ii) Be an "interested person" of the investment company as defined in
          Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

THE AUDIT COMMITTEE FINANCIAL EXPERT IS WILLIAM ARMSTRONG. HE IS A "NON-INTERESTED" TRUSTEE AND IS ALSO "INDEPENDENT" AS DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF AUDIT COMMITTEE FINANCIAL EXPERT DETERMINATIONS.

     (3) If the registrant provides the disclosure required by paragraph
     (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2004 - $85,800
2005 - $282,269

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (ON A CALENDAR YEAR BASIS)
2004 - N/A
2005 - $10,110,000

THE AUDIT-RELATED FEES CONSIST OF AGGREGATE FEES BILLED FOR ASSURANCE AND RELATED SERVICES BY THE INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM TO THE REGISTRANT'S INVESTMENT ADVISER (NOT INCLUDING ANY SUB-ADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUBCONTRACTED WITH OR OVERSEEN BY ANOTHER INVESTMENT ADVISER), AND ANY ENTITY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT ("SERVICE AFFILIATES"), THAT WERE REASONABLY RELATED TO THE PERFORMANCE OF THE ANNUAL AUDIT OF THE REGISTRANT'S FINANCIAL STATEMENTS.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2004 - $18,866
2005 - $54,150

THE TAX FEES CONSIST OF FEES BILLED IN CONNECTION WITH PREPARING THE FEDERAL REGULATED INVESTMENT COMPANY INCOME TAX RETURNS FOR THE REGISTRANT FOR THE TAX YEARS ENDED DECEMBER 31, 2004 AND 2005.

FOR THE LAST FISCAL YEAR, NO TAX FEES WERE REQUIRED TO BE APPROVED PURSUANT TO PARAGRAPH (C)(7)(II) OF RULE 2-01 OF REGULATION S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2004 - NOT APPLICABLE
2005 - NOT APPLICABLE

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PURSUANT TO THE REGISTRANT'S AUDIT COMMITTEE CHARTER AND WRITTEN POLICIES AND PROCEDURES FOR THE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES (THE "PRE-APPROVAL POLICY"), THE AUDIT COMMITTEE PRE-APPROVES ALL AUDIT AND NON-AUDIT SERVICES PERFORMED BY THE REGISTRANT'S INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM FOR THE REGISTRANT. IN ADDITION, THE AUDIT COMMITTEE WILL PRE-APPROVE THE AUDITOR'S ENGAGEMENT FOR NON-AUDIT SERVICES WITH THE REGISTRANT'S INVESTMENT ADVISER (NOT INCLUDING A SUB-ADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUB-CONTRACTED OR OVERSEEN BY ANOTHER INVESTMENT ADVISER) AND ANY SERVICE AFFILIATE IN ACCORDANCE WITH PARAGRAPH (C)(7)(II) OF RULE 2-01 OF REGULATION S-X, IF THE ENGAGEMENT RELATES DIRECTLY TO THE OPERATIONS AND FINANCIAL REPORTING OF THE REGISTRANT. PROPOSED SERVICES MAY BE PRE-APPROVED EITHER 1) WITHOUT CONSIDERATION OF SPECIFIC CASE-BY-CASE SERVICES OR 2) REQUIRE THE SPECIFIC PRE-APPROVAL OF THE

AUDIT COMMITTEE. THEREFORE, INITIALLY THE PRE-APPROVAL POLICY LISTED A NUMBER OF AUDIT AND NON-AUDIT SERVICES THAT HAVE BEEN APPROVED BY THE AUDIT COMMITTEE, OR WHICH WERE NOT SUBJECT TO PRE-APPROVAL UNDER THE TRANSITION PROVISIONS OF SARBANES-OXLEY ACT OF 2002 (THE "PRE-APPROVAL LIST"). THE AUDIT COMMITTEE WILL ANNUALLY REVIEW AND PRE-APPROVE THE SERVICES INCLUDED ON THE PRE-APPROVAL LIST THAT MAY BE PROVIDED BY THE INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM WITHOUT OBTAINING ADDITIONAL SPECIFIC PRE-APPROVAL OF INDIVIDUAL SERVICES FROM THE AUDIT COMMITTEE. THE AUDIT COMMITTEE WILL ADD TO, OR SUBTRACT FROM, THE LIST OF GENERAL PRE-APPROVED SERVICES FROM TIME TO TIME, BASED ON SUBSEQUENT DETERMINATIONS. ALL OTHER AUDIT AND NON-AUDIT SERVICES NOT ON THE PRE-APPROVAL LIST MUST BE SPECIFICALLY PRE-APPROVED BY THE AUDIT COMMITTEE.

ONE OR MORE MEMBERS OF THE AUDIT COMMITTEE MAY BE APPOINTED AS THE COMMITTEE'S DELEGATE FOR THE PURPOSES OF CONSIDERING WHETHER TO APPROVE SUCH SERVICES. ANY PRE-APPROVALS GRANTED BY THE DELEGATE WILL BE REPORTED, FOR INFORMATIONAL PURPOSES ONLY, TO THE AUDIT COMMITTEE AT ITS NEXT SCHEDULED MEETING. THE AUDIT COMMITTEE'S RESPONSIBILITIES TO PRE-APPROVE SERVICES PERFORMED BY THE INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM ARE NOT DELEGATED TO MANAGEMENT.

     (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2004 - NONE
2005 - 84%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

NONE.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

THE AGGREGATE NON-AUDIT FEES BILLED BY THE INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM FOR SERVICES RENDERED TO THE REGISTRANT, AND RENDERED TO SERVICE AFFILIATES, FOR THE LAST TWO CALENDAR YEAR ENDS WERE $25.5 MILLION IN 2004 AND $19.1 MILLION IN 2005.

(h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

THE REGISTRANT'S AUDIT COMMITTEE HAS CONSIDERED WHETHER THE PROVISION OF THE NON-AUDIT SERVICES THAT WERE RENDERED TO SERVICE AFFILIATES THAT WERE NOT PRE-APPROVED (NOT REQUIRING PRE-APPROVAL) IS COMPATIBLE WITH MAINTAINING THE INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM'S INDEPENDENCE. ALL SERVICES PROVIDED BY THE INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM TO THE REGISTRANT OR TO SERVICE AFFILIATES THAT WERE REQUIRED TO BE PRE-APPROVED WERE PRE-APPROVED AS REQUIRED.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with
Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

INCLUDED IN ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS OF A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE REASONABLY DESIGNED TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE REQUIRED TIME

PERIODS AND THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THE REPORTS THAT IT FILES OR SUBMITS ON FORM N-CSR IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT, INCLUDING ITS PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S FOURTH FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

          (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

          (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO RULE 30A-2(A) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

          (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

          (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 ARE ATTACHED HERETO.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Investment Trust


By: /s/ George C.W. Gatch
    -----------------------------
    George C.W. Gatch
    President and Principal
    Executive Officer
    March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ George C.W. Gatch
    -----------------------------
    George C.W. Gatch
    President and Principal
    Executive Officer
    March 8, 2006


By: /s/ Stephanie J. Dorsey
    -----------------------------
    Stephanie J. Dorsey
    Treasurer and Principal
    Financial Officer
    March 8, 2006